UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2017

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Dynamic Equity
Multi-Manager U.S. Small Cap Equity

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. DYNAMIC EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

The capital markets broadly rallied during the 12 months ended October 31, 2017 (the “Reporting Period”).

In the U.S., equity markets repeatedly hit all-time highs on the back of strong corporate earnings growth and positive business sentiment. Early in the Reporting Period, the unexpected results of the November 2016 U.S. presidential elections led investors to rotate out of the defensive, yield-oriented positioning that had driven market returns in much of 2015 and 2016. The subsequent rally in the more cyclical areas of the market carried into early 2017, but the dominant market theme was the growth-oriented bull market led by the information technology sector. The Federal Reserve (the “Fed”), citing an improved labor market and moderately expanding economic activity, raised interest rates three times during the Reporting Period — in December 2016, March 2017 and June 2017. Meanwhile, the U.K. officially triggered Article 50, beginning negotiations to extricate itself from the European Union, popularly known as Brexit, and the Bank of England hiked interest rates in an effort to restrain inflation as the U.K. economy struggled to keep up with its peers.

The U.S. dollar rallied sharply following the U.S. elections but declined over the first ten months of 2017, ending the Reporting Period slightly lower. The yield on 10-year U.S. Treasuries increased during the Reporting Period, with the post-election U.S. Treasury sell-off moderately offset by a recovery in prices year-to-date through October 31, 2017. In commodities, oil rallied in late 2016 but declined in the first half of 2017 on pricing concerns and on uncertainty around Organization of the Petroleum Exporting Countries (“OPEC”) production limits. However, a recovery in oil prices through the third quarter of 2017 helped to mitigate underperformance from energy-related assets worldwide during the Reporting Period overall. After a steep sell-off following the U.S. elections, gold prices gained year-to-date through October 31, 2017 to end the Reporting Period only slightly below where they started.

Global equity markets ended the Reporting Period in positive territory. In the U.S., investors reacted to the prospect of business-friendly tax cuts, decreased regulations, and revisions to international trade agreements under the current Administration by rotating into more cyclical areas of the market in the months following the November 2016 elections. The rallies in those cyclical names moderately reversed, however, in the early part of 2017, and a rally in more growth-oriented names became the primary market driver. Information technology stocks were the best performers during the Reporting Period, followed by financials, materials and industrials. Telecommunication services notably underperformed due to a reversal in investor positioning around the higher-yielding defensive sectors, including utilities and consumer staples, that had driven the market for much of 2015 and 2016, and energy lagged due to the decline in oil prices. Small cap stocks, widely considered most likely to benefit from current Administration policies, outperformed large cap stocks during the Reporting Period. International equity markets also gained during the Reporting Period, with Japan rallying on weakness in the yen and emerging market equities posting strong returns on largely-synchronized global economic growth.

Credit markets also broadly rallied during the Reporting Period, as accommodative monetary policy and relatively stable developed market economic growth pushed investors into the markets offering the most yield. In corporate credit, spreads, or yield differentials to U.S. Treasuries, tightened from their November 2016 highs, as enthusiasm about a pro-growth U.S. Administration buoyed sentiment, overwhelming concerns about fundamentals in the retail sector. In the U.S., issuers sought to take advantage of low interest rates and strong demand to

MARKET REVIEW

drive repricings and refinancings, in addition to standard new issuance, that had eaten away at yields, particularly in the floating rate credit market. However, expectations for rising short-term interest rates kept investors interested in floating rate loans, as the majority of the market was paying coupons above their LIBOR floor. (LIBOR is London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements.) Abroad, emerging market credit, generally offering more attractive yields, rallied. A weak U.S. dollar boosted the performance of local market bonds relative to hard currency bonds.

Public real estate markets were increasingly driven by fundamentals during the Reporting Period, as investors’ search for yield began to abate. Central banks’ slow shift away from easing measures moderated flows into lower quality, higher yielding real estate, leading to significantly lower dispersions among returns across yield quintiles, or market segments, compared to the prior fiscal year. Global real estate markets were up modestly for the Reporting Period, driven in large part by the significant rally seen within industrials and data center real estate investment trusts (“REITs”). Both property types rallied on increasing demand for e-commerce. Conversely, retail REITs, particularly within the U.S., came under pressure from these same trends, facing an unusually high number of store closings early in 2017. Also, health care REITs, after modestly recovering early in 2017, resumed their struggle on weaker supply/demand dynamics and on concerns about rising interest rates. Regionally, developed Asia (notably Hong Kong and Singapore) and Europe led real estate market returns during the Reporting Period, while U.S. real estate was up more modestly. Japan was the only major real estate market lower for the Reporting Period.

Looking Ahead

At the end of the Reporting Period, investors appeared to be monitoring political developments in the U.S., particularly regarding tax and health care reform and infrastructure spending, as well as the path of Fed interest rate hikes. Internationally, investors seemed cognizant of rising geopolitical tensions, ranging from North Korea’s nuclear threats to growing destabilization in the Middle East, though markets, for the most part, appeared to shrug off these concerns. Political developments in China, the world’s second largest economy, were also top of mind for many investors, as its Communist Party elections were anticipated to continue into 2018. While most global central banks maintained their policies of quantitative easing, investors were also keenly monitoring both the European Central Bank’s plans to scale down its bond purchases and the Fed’s balance sheet unwinding.

PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 25.44%. This return compares to the 23.44% average annual total return of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ an international equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

All three of the Underlying Managers with allocated capital during the Reporting Period generated positive absolute returns and all three outperformed the Index on a relative basis, led by growth-oriented Underlying Manager WCM and value-oriented Underlying Manager Causeway.

Q	Which international equity strategies most significantly affected Fund performance?

A	The Fund’s relative outperformance was driven by growth-oriented manager WCM, which posted positive absolute returns and outperformed the Index, benefiting from strong stock selection in health care. Having an overweight to and strong stock selection in information technology further boosted relative results. This was partially offset by an underweight to and stock selection in financials, particularly banks, which detracted.

Value-oriented manager Causeway posted positive absolute returns and outperformed the Index due to strong stock selection in consumer discretionary and financials. An overweight to and stock selection in telecommunication services detracted, partially offsetting Causeway’s outperformance.

Core-oriented manager MFS posted positive absolute returns and outperformed the Index as well. MFS’ outperformance was due to an overweight to and positive stock selection in information technology as well as effective stock selection in financials. Weak stock selection in consumer discretionary detracted, partially offsetting MFS’ strong performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

At the start of the Reporting Period, the Fund’s assets were allocated approximately 44% to Causeway, 19% to MFS and 36% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents. Because WCM had been a significant outperformer of the Index during the Reporting Period, we decided to reduce the allocation to WCM and increased the allocation to MFS. Causeway’s allocation remained static. As of October 31, 2017, the Fund’s assets were allocated approximately 44% to

PORTFOLIO RESULTS

Causeway, 30% to WCM and 25% to MFS, with the remainder invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was more defensively positioned than the Index. Compared to the Index, the Fund was overweight information technology and health care, while underweight financials and real estate at the end of the Reporting Period. The Fund held an approximate 1.7% position in cash at the end of October 2017. On a regional basis, the Fund was significantly underweight Japan and developed Asia, while maintaining out-of-Index exposure to emerging markets and North America. From a market capitalization perspective, the Fund was overweight at the end of the Reporting Period in mega cap stocks, while maintaining its underweight relative to the Index in mid cap companies.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager International Equity Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI® EAFE® Index (Net, USD, Unhedged)[2]
Institutional	25.44%	23.44%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Institutional	19.55%	7.07%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.57%	0.98%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 1O/31/17[5]
Holding	% of Net Assets	Line of Business
Volkswagen AG	2.1%	Automobiles
Schneider Electric SE	2.0	Electrical Equipment
Nestle SA	2.0	Food Products
Canadian Pacific Railway Ltd.	2.0	Road & Rail
Taiwan Semiconductor	1.7	Semiconductors & Semiconductor
Manufacturing Co. Ltd. ADR		Equipment
Reckitt Benckiser Group PLC	1.7	Household Products
LVMH Moet Hennessy Louis	1.6	Textiles, Apparel & Luxury Goods
Vuitton SE
Compass Group PLC	1.6	Hotels, Restaurants & Leisure
Roche Holding AG	1.5	Pharmaceuticals
Barclays PLC	1.5	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE® Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager International Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2015 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Since Inception

Institutional (Commenced July 31, 2015)	25.44%	7.79%

PORTFOLIO RESULTS

Multi-Manager U.S. Dynamic Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Dynamic Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 24.34%. This return compares to the 23.63% average annual total return of the Fund’s benchmark, the S&P 500® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a dynamic equity investment strategy. During the Reporting Period, the Fund allocated capital to four Underlying Managers as part of its top-level strategy allocation — Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”), Weitz Investment Management, Inc. (“Weitz”) and Lazard Asset Management LLC (“Lazard”). Weitz was redeemed from the Fund in January 2017.

Of the four Underlying Managers with allocated capital during the Reporting Period, Smead and Sirios posted positive absolute returns and outperformed the Index on a relative basis. Lazard posted a positive absolute return but underperformed the Index during the Reporting Period. Similarly, Weitz posted a positive absolute return but underperformed the Index while it had capital allocated to it, i.e. from November 2016 through January 19, 2017.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	The Fund’s relative outperformance was driven most by growth-oriented manager Sirios and core-oriented manager Smead. Sirios outperformed the Index due to strong stock selection in and an overweight to materials. Stock selection in industrials also proved effective. Such positive contributors were partially offset by weak stock selection in and an underweight to information technology, which detracted. Smead outperformed the Index due to overweights to and stock selection in consumer discretionary and financials. Stock selection in health care detracted.

Lazard underperformed the Index due to an overweight to and stock selection in consumer staples, but benefited from a lack of exposure to energy. During the time when Weitz had capital allocated to it, it underperformed the Index due to stock selection in financials, particularly an underweight to banks. Having a position in cash during a period when the Index rallied also proved to be a drag for Weitz.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	At the start of the Reporting Period, the Fund’s assets were allocated approximately 35.5% to Sirios, 35.5% to Smead, 18% to Weitz and 10% to Lazard. Weitz was redeemed from the Fund in January 2017, and Lazard was increased to a 15% target weight, while the target Underlying Manager allocations for Sirios and Smead were increased to 42% each. In July 2017, the allocation to Lazard was increased to 18%, and the allocations to Smead and Sirios were each decreased to 40.5%. Thus, as of October 31, 2017, the Fund’s assets were allocated approximately 40.5% to Smead, 40.5% to Sirios and 18% to Lazard, with the remainder invested in cash and cash equivalents.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund remained overweight consumer discretionary, primarily concentrated in media, though the redemption of Weitz had moderately reduced the media exposure in the Fund. The Fund’s allocation to financials declined but remained overweight at the end of the Reporting Period, with notable bank exposure held by Smead and Sirios. Lazard has not historically invested in banks. The Fund was most underweight energy and information technology relative to the Index at the end of the Reporting Period and had no exposure to utilities or real estate. The Fund held an approximate 7% position in cash at the end of October 2017. In terms of market capitalization, the Fund maintained a significant underweight to mega caps and an overweight relative to the Index in small/mid cap stocks. Regionally, the Fund was primarily invested in North American equities, but also had modest exposure to companies domiciled in Europe and the U.K.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Dynamic Equity Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	S&P 500® Total Return Index[2]
Institutional	24.34%	23.63%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The S&P 500® Total Return Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Institutional	19.63%	5.67%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.79%	1.28%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 1O/31/17[5]
Holding	% of Net Assets	Line of Business
Berkshire Hathaway, Inc. Class B	3.7%	Diversified Financial Services
The Sherwin-Williams Co.	3.5	Chemicals
eBay, Inc.	3.1	Internet Software & Services
Bank of America Corp.	3.0	Banks
Becton Dickinson & Co.	3.0	Health Care Equipment & Supplies
JPMorgan Chase & Co.	3.0	Banks
NVR, Inc.	2.8	Household Durables
FedEx Corp.	2.5	Air Freight & Logistics
Amgen, Inc.	2.4	Biotechnology
American Express Co.	2.4	Consumer Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Total Return Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager U.S. Dynamic Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2015 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Since Inception

Institutional (Commenced July 31, 2015)	24.34%	5.99%

PORTFOLIO RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 22.80%. This return compares to the 27.85% average annual total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted robust positive absolute returns, it underperformed the Index during the Reporting Period. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a small-cap equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Brown Advisory LLC (“Brown Advisory”), PNC Capital Advisors, LLC (“PNC”) and Robeco Investment Management, Inc. doing business as Boston Partners (“Boston Partners”).

Of the three Underlying Managers with allocated capital during the Reporting Period, all three generated positive absolute returns. However, on a relative basis, only Boston Partners outperformed its benchmark index during the Reporting Period, while Brown Advisory and PNC significantly underperformed their respective benchmark index during the Reporting Period.

Q	Which small-cap equity strategies most significantly affected Fund performance?

A	The Fund’s relative underperformance was driven most by growth-oriented manager Brown Advisory and core-oriented manager PNC. Brown Advisory underperformed the Russell 2000® Growth Index due to weak stock selection in consumer discretionary and an overweight to information technology. This was partially offset by strong stock selection in industrials and a lack of exposure to energy, which contributed positively. PNC underperformed the Index due to weak stock selection in financials and an underweight to and weak stock selection in information technology. These detractors were partially offset by an underweight to and stock selection in real estate, which added value.

Value-oriented manager Boston Partners modestly outperformed the Russell 2000® Value Index. Boston Partners’ outperformance was due to effective stock selection in information technology as well as to an underweight to and positive stock selection in real estate. Its outperformance was partially offset by an underweight to real estate and weak stock selection in financials, which detracted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	As of October 31, 2016, the Fund’s assets were allocated approximately 44% to Boston Partners, 30% to Brown Advisory and 25% to PNC. There were no changes in the Fund’s allocations during the Reporting Period, such that asset allocations remained the same at the end of the Reporting Period on October 31, 2017.

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight industrials, consumer discretionary and financials compared to the Index. The Fund was underweight health care, real estate, consumer staples and utilities relative to the Index at the end of the Reporting Period. In terms of market capitalization, the Fund maintained a slight small/mid cap bias relative to the Index, driven predominantly by Underlying Manager Brown Advisory.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	Russell 2000® Total Return Index[2]
Institutional	22.80%	27.85%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- cap opportunity set.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Institutional	15.80%	18.44%	4/29/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.80%	1.36%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 1O/31/17[5]
Holding	% of Net Assets	Line of Business
LCI Industries	1.6%	Auto Components
Lithia Motors, Inc. Class A	1.6	Specialty Retail
HEICO Corp.	1.4	Aerospace & Defense
On Assignment, Inc.	1.3	Professional Services
Waste Connections, Inc.	1.2	Commercial Services & Supplies
EnerSys	1.1	Electrical Equipment
SLM Corp.	1.0	Consumer Finance
Neogen Corp.	1.0	Health Care Equipment & Supplies
BroadSoft, Inc.	1.0	Software
MAXIMUS, Inc.	0.9	IT Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

MULTI-MANAGER U.S. SMALL CAP EQUITY

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on April 29, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Total Return Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager U.S. Small Cap Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 29, 2016 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Since Inception

Institutional (Commenced April 29, 2016)	22.80%	18.49%

PORTFOLIO RESULTS

Index Definitions

The Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. It is not possible to invest in an unmanaged index.

The Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe. It is not possible to invest in an unmanaged index.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 92.8%
Australia – 1.8%
54,445	CSL Ltd. (Biotechnology)	$5,796,272
37,677	Orica Ltd. (Chemicals)	603,478
285,321	Westfield Corp. (Equity Real Estate Investment Trusts (REITs))	1,700,584

		8,100,334

Belgium – 0.3%
15,958	KBC Group NV (Banks)	1,325,614

Brazil – 0.8%
162,379	Ambev SA ADR (Beverages)	1,027,859
112,800	Raia Drogasil SA (Food & Staples Retailing)	2,696,814

		3,724,673

Canada – 5.2%
5,017	Canadian Imperial Bank of Commerce (Banks)	441,617
23,608	Canadian National Railway Co. (Road & Rail)	1,900,208
51,062	Canadian Pacific Railway Ltd. (Road & Rail)	8,854,864
357,065	Encana Corp. (Oil, Gas & Consumable Fuels)	4,176,506
76,676	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	2,346,460
10,645	Loblaw Cos. Ltd. (Food & Staples Retailing)	549,371
145,200	Manulife Financial Corp. (Insurance)	2,919,532
55,990	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	1,900,909

		23,089,467

China – 3.3%
6,458	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	1,194,020
17,293	Baidu, Inc. ADR* (Internet Software & Services)	4,218,454
103	China Literature Ltd.*(a) (Internet Software & Services)	733
64,972	Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	3,111,509
136,140	Tencent Holdings Ltd. (Internet Software & Services)	6,118,825

		14,643,541

Denmark – 3.1%
7,046	Carlsberg A/S Class B (Beverages)	804,946
42,738	Chr Hansen Holding A/S (Chemicals)	3,739,995
42,381	Coloplast A/S Class B (Health Care Equipment & Supplies)	3,730,287
38,562	Novo Nordisk A/S Class B (Pharmaceuticals)	1,919,957
65,621	Novozymes A/S Class B (Chemicals)	3,625,743

		13,820,928

Common Stocks – (continued)
France – 8.7%
23,140	Air Liquide SA (Chemicals)	2,946,275
26,615	BNP Paribas SA (Banks)	2,077,285
18,886	Danone SA (Food Products)	1,543,574
9,137	Dassault Systemes SE (Software)	969,950
218,593	Engie SA (Multi-Utilities)	3,694,652
22,958	Essilor International SA (Health Care Equipment & Supplies)	2,906,544
5,877	Hermes International (Textiles, Apparel & Luxury Goods)	3,050,796
5,232	L’Oreal SA (Personal Products)	1,164,452
15,201	Legrand SA (Electrical Equipment)	1,128,074
24,462	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	7,296,111
18,614	Pernod Ricard SA (Beverages)	2,791,056
100,506	Schneider Electric SE* (Electrical Equipment)	8,830,576

		38,399,345

Germany – 6.0%
13,855	adidas AG (Textiles, Apparel & Luxury Goods)	3,083,887
46,892	BASF SE (Chemicals)	5,127,796
15,654	Bayer AG (Pharmaceuticals)	2,036,254
21,603	Beiersdorf AG (Personal Products)	2,430,131
22,166	Linde AG (Chemicals)	4,776,213
11,054	Merck KGaA (Pharmaceuticals)	1,186,016
4,816	MTU Aero Engines AG (Aerospace & Defense)	814,971
23,317	ProSiebenSat.1 Media SE (Media)	821,310
55,564	SAP SE (Software)	6,348,880

		26,625,458

Hong Kong – 3.4%
761,200	AIA Group Ltd. (Insurance)	5,736,006
413,563	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	1,293,695
509,500	China Mobile Ltd. (Wireless Telecommunication Services)	5,124,737
2,181,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	2,977,922

		15,132,360

India – 1.7%
47,219	HDFC Bank Ltd. ADR (Banks)	4,358,314
51,203	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	1,350,366
43,895	Tata Consultancy Services Ltd. (IT Services)	1,779,281

		7,487,961

Ireland – 2.2%
35,274	Accenture PLC Class A (IT Services)	5,021,607
28,442	ICON PLC* (Life Sciences Tools & Services)	3,380,616

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Ireland – (continued)
11,511	Ryanair Holdings PLC ADR* (Airlines)	$1,290,498

		9,692,721

Israel* – 0.3%
12,064	Check Point Software Technologies Ltd. (Software)	1,420,054

Italy – 1.6%
62,583	Eni SpA (Oil, Gas & Consumable Fuels)	1,023,108
42,995	Luxottica Group SpA (Textiles, Apparel & Luxury Goods)	2,466,072
183,164	UniCredit SpA* (Banks)	3,500,379

		6,989,559

Japan – 11.5%
11,400	Daikin Industries Ltd. (Building Products)	1,259,823
35,100	Denso Corp. (Auto Components)	1,933,096
44,400	East Japan Railway Co. (Road & Rail)	4,305,894
5,300	FANUC Corp. (Machinery)	1,239,267
383,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	3,049,961
55,600	Hoya Corp. (Health Care Equipment & Supplies)	3,020,789
126,100	Japan Airlines Co. Ltd. (Airlines)	4,316,063
39,100	Japan Tobacco, Inc. (Tobacco)	1,294,217
14,900	Kao Corp. (Personal Products)	900,483
214,300	KDDI Corp. (Wireless Telecommunication Services)	5,709,517
10,000	Keyence Corp. (Electronic Equipment, Instruments & Components)	5,552,248
102,000	Komatsu Ltd. (Machinery)	3,332,927
61,200	Kubota Corp. (Machinery)	1,151,507
23,700	Kyocera Corp. (Electronic Equipment, Instruments & Components)	1,585,236
4,700	Shin-Etsu Chemical Co. Ltd. (Chemicals)	495,668
16,400	Sompo Holdings, Inc. (Insurance)	659,201
64,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,592,058
36,295	Sysmex Corp. (Health Care Equipment & Supplies)	2,484,019
65,100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	3,670,656
53,900	Terumo Corp. (Health Care Equipment & Supplies)	2,246,028

		50,798,658

Luxembourg* – 0.1%
21,432	ArcelorMittal (Metals & Mining)	613,717

Mexico – 0.7%
1,314,665	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	2,937,669

Common Stocks – (continued)
Netherlands – 4.1%
59,789	Akzo Nobel NV (Chemicals)	5,397,801
28,706	Core Laboratories NV (Energy Equipment & Services)	2,867,730
26,026	Ferrari NV (Automobiles)	3,116,298
182,853	ING Groep NV (Banks)	3,379,025
12,231	QIAGEN NV* (Life Sciences Tools & Services)	414,957
25,417	Randstad Holding NV (Professional Services)	1,563,708
58,946	RELX NV (Professional Services)	1,330,811

		18,070,330

Russia – 0.8%
109,948	Yandex NV Class A* (Internet Software & Services)	3,719,541

Singapore – 0.5%
106,800	DBS Group Holdings Ltd. (Banks)	1,783,405
174,400	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	479,943

		2,263,348

South Korea – 1.7%
2,587	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	3,189,771
157,000	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	4,103,980

		7,293,751

Spain – 1.1%
27,261	Amadeus IT Group SA (IT Services)	1,849,629
265,189	CaixaBank SA (Banks)	1,240,657
44,987	Industria de Diseno Textil SA (Specialty Retail)	1,681,525
4,827	Red Electrica Corp. SA (Electric Utilities)	106,882

		4,878,693

Sweden – 1.6%
74,747	Alfa Laval AB (Machinery)	1,892,960
94,686	Atlas Copco AB Class A (Machinery)	4,152,118
43,622	Hennes & Mauritz AB Class B (Specialty Retail)	1,094,698

		7,139,776

Switzerland – 10.3%
195,355	ABB Ltd. (Electrical Equipment)	5,101,702
56,334	Aryzta AG* (Food Products)	1,788,611
35,871	Chubb Ltd. (Insurance)	5,410,064
48,278	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	4,450,569
3,280	Kuehne & Nagel International AG (Marine)	573,068
103,592	Nestle SA (Food Products)	8,716,076
77,286	Novartis AG (Pharmaceuticals)	6,374,490

The accompanying notes are an integral part of these financial statements.	21

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
29,385	Roche Holding AG (Pharmaceuticals)	$6,791,784
157,376	UBS Group AG* (Capital Markets)	2,677,454
12,814	Zurich Insurance Group AG (Insurance)	3,910,385

		45,794,203

Taiwan – 1.7%
173,852	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	7,359,155

United Kingdom – 19.9%
61,408	AstraZeneca PLC (Pharmaceuticals)	4,154,924
571,847	Aviva PLC (Insurance)	3,836,193
498,679	Balfour Beatty PLC (Construction & Engineering)	1,814,136
2,743,755	Barclays PLC (Banks)	6,770,794
71,641	BHP Billiton PLC (Metals & Mining)	1,297,106
799,665	BP PLC (Oil, Gas & Consumable Fuels)	5,423,854
94,465	British American Tobacco PLC (Tobacco)	6,103,367
48,160	Carnival PLC (Hotels, Restaurants & Leisure)	3,175,105
1,300,423	Cobham PLC* (Aerospace & Defense)	2,400,748
329,509	Compass Group PLC (Hotels, Restaurants & Leisure)	7,234,153
7,551	Delphi Automotive PLC (Auto Components)	750,418
118,584	Diageo PLC (Beverages)	4,049,503
258,410	Experian PLC (Professional Services)	5,444,257
213,617	GlaxoSmithKline PLC (Pharmaceuticals)	3,833,855
2,784,856	Lloyds Banking Group PLC (Banks)	2,524,278
44,845	Micro Focus International PLC (Software)	1,575,159
148,938	Prudential PLC (Insurance)	3,655,737
82,034	Reckitt Benckiser Group PLC (Household Products)	7,339,307
25,442	Rio Tinto PLC (Metals & Mining)	1,202,405
3,441,614	Rolls-Royce Holdings PLC* (Aerospace & Defense)	973,255
185,498	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	5,972,529
22,637	Smiths Group PLC (Industrial Conglomerates)	472,341
133,502	SSE PLC (Electric Utilities)	2,451,884
1,185,409	Vodafone Group PLC (Wireless Telecommunication Services)	3,390,671
119,493	WPP PLC (Media)	2,112,542

		87,958,521

Common Stocks – (continued)
United States* – 0.4%
40,545	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	1,635,991

TOTAL COMMON STOCKS
(Cost $340,429,654)		$410,915,368

Shares		Value
Preferred Stock – 2.1%
Germany – 2.1%
50,669	Volkswagen AG (Automobiles)	$9,277,653
(Cost $7,366,112)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 6.0%
Repurchase Agreements – 6.0%
Joint Repurchase Agreement Account II
$26,600,000	1.070%	11/01/17	$26,600,000
(Cost $26,600,000)

TOTAL INVESTMENTS – 100.9%
(Cost $374,395,766)			$446,793,021

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(3,963,163)

NET ASSETS – 100.0%			$442,829,858

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $733, which represents less than 0.1% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(b)	Joint repurchase agreement was entered into on October 31, 2017. Additional information appears on page 31.

Currency Abbreviations:
JPY	—Japanese Yen
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

22	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
State Street Bank and Trust	JPY	49,311,840	USD	432,978	$433,700	11/01/17	$722

The accompanying notes are an integral part of these financial statements.	23

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 93.8%
Aerospace & Defense – 2.0%
26,068	Airbus SE	$2,674,968

Air Freight & Logistics – 3.6%
14,430	FedEx Corp.	3,258,438
13,020	United Parcel Service, Inc. Class B	1,530,241

		4,788,679

Airlines – 0.5%
10,542	Alaska Air Group, Inc.	696,088

Auto Components – 0.3%
4,040	Delphi Automotive PLC	401,495

Banks – 7.6%
145,892	Bank of America Corp.	3,995,982
38,798	JPMorgan Chase & Co.	3,903,467
36,182	Wells Fargo & Co.	2,031,257
1,959	Western Alliance Bancorp*	109,312

		10,040,018

Beverages – 4.0%
6,427	Constellation Brands, Inc. Class A	1,408,092
23,605	Molson Coors Brewing Co. Class B	1,908,936
42,700	The Coca-Cola Co.	1,963,346

		5,280,374

Biotechnology – 2.4%
17,754	Amgen, Inc.	3,110,856

Capital Markets – 1.5%
6,647	Affiliated Managers Group, Inc.	1,239,665
44,710	OM Asset Management PLC	683,169

		1,922,834

Chemicals – 4.5%
12,116	PPG Industries, Inc.	1,408,364
11,594	The Sherwin-Williams Co.	4,581,369

		5,989,733

Commercial Services & Supplies – 1.5%
19,770	KAR Auction Services, Inc.	935,714
78,338	Pitney Bowes, Inc.	1,076,364

		2,012,078

Communications Equipment – 3.4%
56,030	Cisco Systems, Inc.	1,913,424
10,308	Juniper Networks, Inc.	255,948
18,550	Motorola Solutions, Inc.	1,679,517
3,935	Palo Alto Networks, Inc.*	579,232

		4,428,121

Consumer Finance – 2.4%
32,516	American Express Co.	3,105,928

Containers & Packaging* – 1.1%
24,890	Crown Holdings, Inc.	1,497,631

Diversified Financial Services* – 3.7%
26,182	Berkshire Hathaway, Inc. Class B	4,894,463

Common Stocks – (continued)
Diversified Telecommunication Services – 0.5%
22,329	Cellnex Telecom SA(a)	554,250
6,243	Consolidated Communications Holdings, Inc.	119,678

		673,928

Energy Equipment & Services – 0.6%
8,225	Halliburton Co.	351,536
6,450	Schlumberger Ltd.	412,800

		764,336

Food & Staples Retailing – 2.1%
23,879	The Kroger Co.	494,295
34,528	Walgreens Boots Alliance, Inc.	2,288,171

		2,782,466

Food Products – 0.8%
7,751	Blue Buffalo Pet Products, Inc.*	224,236
12,960	Kellogg Co.	810,389

		1,034,625

Health Care Equipment & Supplies – 7.5%
19,047	Becton Dickinson & Co.	3,974,537
52,614	Boston Scientific Corp.*	1,480,558
6,817	C.R. Bard, Inc.	2,229,636
28,405	Medtronic PLC	2,287,171

		9,971,902

Health Care Providers & Services – 1.9%
11,566	AmerisourceBergen Corp.	890,004
15,503	Universal Health Services, Inc. Class B	1,592,158

		2,482,162

Hotels, Restaurants & Leisure – 0.9%
4,412	McDonald’s Corp.	736,407
8,955	Starbucks Corp.	491,092

		1,227,499

Household Durables – 5.6%
25,595	DR Horton, Inc.	1,131,555
45,241	Lennar Corp. Class A	2,518,566
1,146	NVR, Inc.*	3,760,450

		7,410,571

Insurance – 2.1%
32,331	Aflac, Inc.	2,712,248

Internet Software & Services* – 6.0%
1,755	Alphabet, Inc. Class A	1,812,985
29,100	Cars.com, Inc.	693,162
107,596	eBay, Inc.	4,049,914
7,432	Facebook, Inc. Class A	1,338,206

		7,894,267

IT Services – 4.3%
11,747	Accenture PLC Class A	1,672,303
9,445	Cognizant Technology Solutions Corp. Class A	714,703
4,276	DST Systems, Inc.	250,659

24	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
13,730	DXC Technology Co.	$1,256,570
25,467	PayPal Holdings, Inc.*	1,847,885

		5,742,120

Machinery – 0.3%
5,510	Wabtec Corp.	421,515

Media – 5.4%
40,179	Comcast Corp. Class A	1,447,649
20,103	DISH Network Corp. Class A*	975,800
12,425	Scripps Networks Interactive, Inc. Class A	1,034,754
87,300	TEGNA, Inc.	1,067,679
2,205	The Madison Square Garden Co. Class A*	491,031
16,986	The Walt Disney Co.	1,661,401
15,356	World Wrestling Entertainment, Inc. Class A	407,395

		7,085,709

Metals & Mining – 0.3%
11,550	Steel Dynamics, Inc.	429,776

Multiline Retail – 2.2%
22,686	Nordstrom, Inc.	899,500
33,063	Target Corp.	1,952,039

		2,851,539

Oil, Gas & Consumable Fuels – 0.1%
3,650	ConocoPhillips	186,698

Personal Products – 0.5%
2,422	Beiersdorf AG	272,452
3,785	The Estee Lauder Cos., Inc. Class A	423,201

		695,653

Pharmaceuticals – 3.2%
7,669	Johnson & Johnson	1,069,136
28,247	Merck & Co., Inc.	1,556,127
47,017	Pfizer, Inc.	1,648,416

		4,273,679

Road & Rail – 2.4%
34,250	CSX Corp.	1,727,227
12,239	Union Pacific Corp.	1,417,154

		3,144,381

Semiconductors & Semiconductor Equipment – 0.7%
7,605	Skyworks Solutions, Inc.	865,905

Software*– 1.5%
126,571	Nuance Communications, Inc.	1,865,657
4,305	Verint Systems, Inc.	181,671

		2,047,328

Specialty Retail – 3.3%
1,290	AutoZone, Inc.*	760,455
20,117	CarMax, Inc.*	1,510,787

Common Stocks – (continued)
Specialty Retail – (continued)
12,450	The Home Depot, Inc.	2,063,961

		4,335,203

Technology Hardware, Storage & Peripherals – 1.2%
35,719	NetApp, Inc.	1,586,638

Textiles, Apparel & Luxury Goods – 0.5%
6,305	Carter’s, Inc.	609,883

Wireless Telecommunication Services – 1.4%
36,225	PLAY Communications SA*(a)	366,236
374,399	VEON Ltd. ADR	1,463,900

		1,830,136

TOTAL COMMON STOCKS (Cost $102,127,732)		$123,903,433

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 7.0%
Repurchase Agreements – 7.0%
Joint Repurchase Agreement Account II
$9,200,000	1.070%	11/01/17	$9,200,000
(Cost $9,200,000)

TOTAL INVESTMENTS – 100.8%
(Cost $111,327,732)			$133,103,433

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%			(1,020,019)

NET ASSETS – 100.0%			$132,083,414

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $920,486, which represents approximately 0.7% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(b)	Joint repurchase agreement was entered into on October 31, 2017. Additional information appears on page 31.

Currency Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
PLN	—Polish Zloty
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	25

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co.	USD	397,295	CAD	486,000	$377,006	01/11/18	$20,289
	USD	4,065,553	EUR	3,393,000	3,969,356	01/11/18	96,198
	USD	373,800	PLN	1,340,000	368,322	01/11/18	5,478
TOTAL							$121,965

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co.	CAD	486,000	USD	383,818	$377,007	01/11/18	$(6,812)
	EUR	397,000	USD	470,865	464,437	01/11/18	(6,427)
TOTAL							$(13,239)

26	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 93.0%
Aerospace & Defense – 3.1%
4,000	BWX Technologies, Inc.	$239,680
2,422	Curtiss-Wright Corp.	286,402
13,908	Engility Holdings, Inc.*	468,282
31,267	HEICO Corp.	2,835,292
21,605	Hexcel Corp.	1,311,207
13,225	KLX, Inc.*	725,523
35,703	The KeyW Holding Corp.*	269,558

		6,135,944

Auto Components – 2.5%
14,227	Dorman Products, Inc.*	983,228
16,932	Fox Factory Holding Corp.*	720,457
26,373	LCI Industries	3,264,977

		4,968,662

Banks – 6.2%
3,781	Allegiance Bancshares, Inc.*	148,215
37,176	Bank of the Ozarks, Inc.	1,733,145
46,998	BankUnited, Inc.	1,637,880
18,792	Columbia Banking System, Inc.	817,640
26,022	ConnectOne Bancorp, Inc.	698,691
14,676	Eagle Bancorp, Inc.*	978,155
14,027	FCB Financial Holdings, Inc. Class A*	655,061
2,569	First Citizens BancShares, Inc. Class A	1,040,445
10,192	First Merchants Corp.	438,256
10,943	First Midwest Bancorp, Inc.	252,674
14,873	Hanmi Financial Corp.	457,345
39,690	Home BancShares, Inc.	892,231
24,910	LegacyTexas Financial Group, Inc.	993,660
10,378	Prosperity Bancshares, Inc.	682,665
4,000	Veritex Holdings, Inc.*	105,440
14,684	Webster Financial Corp.	807,473

		12,338,976

Biotechnology* – 1.2%
9,644	Acceleron Pharma, Inc.	376,116
5,965	Agios Pharmaceuticals, Inc.	383,371
17,012	Alder Biopharmaceuticals, Inc.	191,385
5,828	BeiGene Ltd. ADR	537,924
13,433	Coherus Biosciences, Inc.	151,121
10,653	Jounce Therapeutics, Inc.	149,142
5,674	Neurocrine Biosciences, Inc.	352,412
7,421	Ultragenyx Pharmaceutical, Inc.	342,034

		2,483,505

Building Products – 0.9%
11,164	Patrick Industries, Inc.*	1,038,252
7,501	Universal Forest Products, Inc.	846,863

		1,885,115

Capital Markets – 1.2%
7,534	Artisan Partners Asset Management, Inc. Class A	259,170
3,253	Diamond Hill Investment Group, Inc.	689,408
25,537	Stifel Financial Corp.	1,354,227

		2,302,805

Common Stocks – (continued)
Chemicals – 2.1%
12,284	Balchem Corp.	1,035,418
4,432	Cabot Corp.	270,175
16,153	Ferro Corp.*	384,764
10,202	Minerals Technologies, Inc.	733,524
13,224	Olin Corp.	483,073
2,907	PolyOne Corp.	133,926
34,277	PQ Group Holdings, Inc.*	562,143
24,514	Valvoline, Inc.	588,826

		4,191,849

Commercial Services & Supplies – 3.2%
15,850	ABM Industries, Inc.	665,225
48,358	ACCO Brands Corp.*	631,072
22,087	Healthcare Services Group, Inc.	1,168,181
11,649	KAR Auction Services, Inc.	551,347
21,166	Tetra Tech, Inc.	1,042,426
32,905	Waste Connections, Inc.	2,325,396

		6,383,647

Communications Equipment* – 0.2%
8,931	NETGEAR, Inc.	416,631

Construction & Engineering – 1.1%
28,777	Aegion Corp.*	670,216
5,753	Dycom Industries, Inc.*	505,286
9,675	Granite Construction, Inc.	616,201
16,730	Tutor Perini Corp.*	471,786

		2,263,489

Consumer Finance – 3.9%
6,307	Credit Acceptance Corp.*	1,808,406
13,138	FirstCash, Inc.	838,861
48,495	Navient Corp.	604,248
24,442	Nelnet, Inc. Class A	1,430,835
36,959	PRA Group, Inc.*	1,031,156
190,130	SLM Corp.*	2,013,477

		7,726,983

Containers & Packaging – 1.1%
117,297	Graphic Packaging Holding Co.	1,816,931
17,343	Owens-Illinois, Inc.*	414,324

		2,231,255

Distributors – 0.5%
27,841	Core-Mark Holding Co., Inc.	948,264

Diversified Consumer Services* – 0.9%
20,748	Bright Horizons Family Solutions, Inc.	1,790,552

Diversified Telecommunication Services – 0.8%
29,183	Cogent Communications Holdings, Inc.	1,572,964

Electric Utilities – 0.1%
5,769	Portland General Electric Co.	275,412

Electrical Equipment – 1.1%
32,123	EnerSys	2,228,373

The accompanying notes are an integral part of these financial statements.	27

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 3.4%
6,389	Anixter International, Inc.*	$438,924
16,812	Belden, Inc.	1,343,447
4,784	Coherent, Inc.*	1,256,805
10,069	ePlus, Inc.*	962,596
20,355	Insight Enterprises, Inc.*	916,993
12,031	OSI Systems, Inc.*	1,063,300
5,195	SYNNEX Corp.	700,701

		6,682,766

Energy Equipment & Services – 0.3%
10,763	Bristow Group, Inc.	101,603
7,103	Dril-Quip, Inc.*	299,036
17,585	Forum Energy Technologies, Inc.*	253,224

		653,863

Equity Real Estate Investment Trusts (REITs) – 0.1%
12,647	Chatham Lodging Trust	275,072

Food & Staples Retailing – 0.8%
8,014	Casey’s General Stores, Inc.	918,164
7,022	PriceSmart, Inc.	588,444

		1,506,608

Food Products – 0.3%
7,561	Fresh Del Monte Produce, Inc.	336,540
2,732	TreeHouse Foods, Inc.*	181,350

		517,890

Health Care Equipment & Supplies* – 1.3%
1,646	IDEXX Laboratories, Inc.	273,516
8,170	Integra LifeSciences Holdings Corp.	382,193
24,413	Neogen Corp.	1,957,922

		2,613,631

Health Care Providers & Services – 2.7%
32,953	AMN Healthcare Services, Inc.*	1,446,637
4,764	Chemed Corp.	1,064,421
10,426	Henry Schein, Inc.*	819,484
17,570	LifePoint Health, Inc.*	845,995
28,250	PharMerica Corp.*	827,725
17,303	Select Medical Holdings Corp.*	331,352

		5,335,614

Health Care Technology* – 0.9%
30,873	Cotiviti Holdings, Inc.	1,085,495
9,359	Medidata Solutions, Inc.	704,077

		1,789,572

Hotels, Restaurants & Leisure – 1.1%
52,136	Carrols Restaurant Group, Inc.*	586,530
41,611	Lindblad Expeditions Holdings, Inc.*	446,070
9,945	Papa John’s International, Inc.	676,757
34,832	The Habit Restaurants, Inc. Class A*	428,434

		2,137,791

Common Stocks – (continued)
Household Durables – 1.3%
7,001	Helen of Troy Ltd.*	650,393
10,426	Hooker Furniture Corp.	494,192
12,565	Installed Building Products, Inc.*	875,780
17,468	La-Z-Boy, Inc.	470,763

		2,491,128

Insurance – 5.0%
11,830	AMERISAFE, Inc.	765,401
6,136	Aspen Insurance Holdings Ltd.	263,235
33,946	Assured Guaranty Ltd.	1,259,397
4,958	First American Financial Corp.	269,814
13,224	Global Indemnity Ltd.*	555,011
4,818	Infinity Property & Casualty Corp.	454,578
104,276	Maiden Holdings Ltd.	860,277
69,785	National General Holdings Corp.	1,408,261
20,097	RLI Corp.	1,187,532
4,015	Safety Insurance Group, Inc.	330,033
15,863	The Hanover Insurance Group, Inc.	1,560,602
6,934	The Navigators Group, Inc.	402,172
11,692	Validus Holdings Ltd.	608,919

		9,925,232

Internet & Direct Marketing Retail* – 1.5%
14,258	FTD Cos., Inc.	153,986
122,898	Liberty TripAdvisor Holdings, Inc. Class A	1,327,298
15,801	Liberty Ventures Series A	900,025
14,534	MakeMyTrip Ltd.	396,778
4,435	TripAdvisor, Inc.	166,313

		2,944,400

Internet Software & Services* – 1.5%
10,444	2U, Inc.	664,552
9,168	Cars.com, Inc.	218,382
18,158	Envestnet, Inc.	969,637
35,080	Mimecast Ltd.	1,115,193
1,435	Nutanix, Inc. Class A	40,897

		3,008,661

IT Services – 5.4%
33,397	Acxiom Corp.*	840,268
11,088	Booz Allen Hamilton Holding Corp.	419,016
17,415	Broadridge Financial Solutions, Inc.	1,496,297
16,392	Convergys Corp.	421,766
10,148	CoreLogic, Inc.*	475,941
47,955	Genpact Ltd.	1,460,230
27,764	MAXIMUS, Inc.	1,844,362
34,681	Sykes Enterprises, Inc.*	1,003,668
25,607	TeleTech Holdings, Inc.	1,066,532
13,368	WEX, Inc.*	1,652,151

		10,680,231

Leisure Products* – 0.1%
27,908	Clarus Corp.	203,728

28	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Life Sciences Tools & Services* – 1.5%
12,635	Cambrex Corp.	$546,464
13,395	Charles River Laboratories International, Inc.	1,557,704
8,044	ICON PLC	956,110

		3,060,278

Machinery – 3.3%
5,077	Alamo Group, Inc.	535,623
10,379	Colfax Corp.*	432,908
18,948	ESCO Technologies, Inc.	1,098,036
19,415	Gardner Denver Holdings, Inc.*	560,123
6,543	Hillenbrand, Inc.	258,776
6,991	IDEX Corp.	896,316
10,001	John Bean Technologies Corp.	1,069,107
16,887	REV Group, Inc.	435,685
16,270	Woodward, Inc.	1,258,159

		6,544,733

Media – 1.7%
17,927	AMC Networks, Inc. Class A*	912,126
84,033	Global Eagle Entertainment, Inc.*	204,200
19,876	Liberty Media Corp.-Liberty Formula One Class A*	723,487
9,244	Scholastic Corp.	341,473
5,241	The Madison Square Garden Co. Class A*	1,167,118

		3,348,404

Metals & Mining – 0.9%
69,789	Ferroglobe PLC	1,115,926
52,699	Ferroglobe Representation & Warranty Insurance Trust*(a)	—
57,626	SunCoke Energy, Inc.*	639,073

		1,754,999

Mortgage Real Estate Investment Trusts (REITs) – 2.9%
52,242	Anworth Mortgage Asset Corp.	292,033
43,744	Ares Commercial Real Estate Corp.	567,797
18,374	Blackstone Mortgage Trust, Inc. Class A	584,844
126,161	CYS Investments, Inc.	1,009,288
117,236	MFA Financial, Inc.	966,025
11,987	MTGE Investment Corp.	216,965
35,206	Starwood Property Trust, Inc.	757,281
137,676	Two Harbors Investment Corp.	1,349,225

		5,743,458

Oil, Gas & Consumable Fuels – 2.4%
27,261	Extraction Oil & Gas, Inc.*	434,813
14,126	Gulfport Energy Corp.*	193,526
42,865	Jagged Peak Energy, Inc.*	595,395
94,813	Kosmos Energy Ltd.*	728,164
27,917	RSP Permian, Inc.*	960,624
30,139	WildHorse Resource Development Corp.*	392,108
51,710	World Fuel Services Corp.	1,437,538

		4,742,168

Common Stocks – (continued)
Paper & Forest Products – 0.9%
10,062	Neenah Paper, Inc.	873,381
20,503	Schweitzer-Mauduit International, Inc.	865,842

		1,739,223

Pharmaceuticals* – 0.9%
40,452	Catalent, Inc.	1,722,851

Professional Services – 4.9%
15,910	Exponent, Inc.	1,174,953
14,453	FTI Consulting, Inc.*	617,866
15,243	GP Strategies Corp.*	442,809
16,246	Heidrick & Struggles International, Inc.	403,713
253	Huron Consulting Group, Inc.*	9,260
12,557	Insperity, Inc.	1,191,659
11,712	Korn/Ferry International	489,913
31,309	Navigant Consulting, Inc.*	541,959
41,205	On Assignment, Inc.*	2,522,570
42,465	RPX Corp.*	552,894
23,725	WageWorks, Inc.*	1,512,469
7,749	Willdan Group, Inc.*	232,935

		9,693,000

Real Estate Management & Development – 1.7%
15,372	Colliers International Group, Inc.	900,799
20,419	FirstService Corp.	1,422,388
4,422	Jones Lang LaSalle, Inc.	572,605
7,977	RE/MAX Holdings, Inc. Class A	530,470

		3,426,262

Road & Rail* – 0.7%
5,235	Genesee & Wyoming, Inc. Class A	375,768
25,172	Knight-Swift Transportation Holdings, Inc.	1,043,380

		1,419,148

Semiconductors & Semiconductor Equipment – 1.9%
44,368	Brooks Automation, Inc.	1,525,816
19,661	Cavium, Inc.*	1,356,412
19,545	MACOM Technology Solutions Holdings, Inc.*	799,000

		3,681,228

Software – 4.7%
3,350	Appian Corp.*	77,385
14,547	Aspen Technology, Inc.*	938,572
14,546	Blackbaud, Inc.	1,473,510
6,356	Blackline, Inc.*	225,765
35,660	BroadSoft, Inc.*	1,955,951
6,314	Fair Isaac Corp.	916,540
8,754	Guidewire Software, Inc.*	700,145
4,683	Paylocity Holding Corp.*	250,119
3,631	Proofpoint, Inc.*	335,541
12,853	RealPage, Inc.*	556,535
3,437	The Ultimate Software Group, Inc.*	696,302
6,350	Tyler Technologies, Inc.*	1,125,792

		9,252,157

The accompanying notes are an integral part of these financial statements.	29

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 2.7%
21,978	Camping World Holdings, Inc. Class A	$923,515
11,284	Carvana Co.*	160,007
21,923	Dick’s Sporting Goods, Inc.	536,456
7,920	Foot Locker, Inc.	238,234
3,694	Group 1 Automotive, Inc.	290,238
28,322	Lithia Motors, Inc. Class A	3,205,484
23,092	Office Depot, Inc.	71,585

		5,425,519

Technology Hardware, Storage & Peripherals* – 0.2%
12,756	NCR Corp.	409,340

Textiles, Apparel & Luxury Goods* – 1.0%
32,068	Skechers U.S.A., Inc. Class A	1,023,611
23,070	Steven Madden Ltd.	899,730

		1,923,341

Thrifts & Mortgage Finance – 2.4%
29,299	Essent Group Ltd.*	1,248,723
61,947	Radian Group, Inc.	1,298,409
21,019	Walker & Dunlop, Inc.*	1,153,733
31,331	Washington Federal, Inc.	1,090,319

		4,791,184

Tobacco – 0.3%
8,850	Universal Corp.	507,548

Trading Companies & Distributors – 2.2%
29,974	Air Lease Corp.	1,302,370
29,488	BMC Stock Holdings, Inc.*	632,517
13,819	SiteOne Landscape Supply, Inc.*	877,645
24,499	WESCO International, Inc.*	1,547,112

		4,359,644

TOTAL COMMON STOCKS
(Cost $151,036,822)		$184,455,098

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 6.7%
Repurchase Agreements – 6.7%
Joint Repurchase Agreement Account II
$13,400,000	1.070%	11/01/17	$13,400,000
(Cost $13,400,000)

TOTAL INVESTMENTS – 99.7%
(Cost $164,436,822)			$197,855,098

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			522,917

NET ASSETS – 100.0%			$198,378,015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Joint repurchase agreement was entered into on October 31, 2017. Additional information appears on page 31.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trusts

30	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2017, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2017, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager International Equity	$26,600,000	$26,600,791	$27,142,418
Multi-Manager U.S. Dynamic Equity	9,200,000	9,200,273	9,387,603
Multi-Manager U.S. Small Cap Equity	13,400,000	13,400,398	13,673,248

REPURCHASE AGREEMENTS — At October 31, 2017, the Principal Amount of certain Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Multi-Manager International Equity	Multi-Manager U.S. Dynamic Equity	Multi-Manager U.S. Small Cap Equity
Citigroup Global Markets, Inc.	1.07%	$4,600,164	$1,591,034	$2,317,376
Merrill Lynch & Co., Inc.	1.07	21,999,836	7,608,966	11,082,624
TOTAL		$26,600,000	$9,200,000	$13,400,000

At October 31, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	6.000%	04/01/2037
Government National Mortgage Association	3.000 to 4.000	05/20/43 to 09/20/47
United States Treasury Note	3.125	05/15/2021

The accompanying notes are an integral part of these financial statements.	31

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

October 31, 2017

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:
Investments, at value (cost $374,395,766, $111,327,732 and $164,436,822)	$446,793,021	$133,103,433	$197,855,098
Foreign currencies, at value (cost $207,770, $0 and $0, respectively)	209,157	—	—
Cash	292,764	185,112	266,825
Unrealized gain on forward foreign currency exchange contracts	722	121,965	—
Receivables:
Fund shares sold	1,570,000	110,000	460,000
Dividends and interest	692,830	31,943	29,173
Investments sold	634,390	306,731	1,812,219
Foreign tax reclaims	372,936	10,923	—
Investments sold on an extended settlement basis	63,698	—	—
Reimbursement from investment adviser	8,312	—	212,259
Collateral on certain derivative contracts(a)	—	120,000	—
Other assets	5,441	2,761	2,765
Total assets	450,643,271	133,992,868	200,638,339

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—	13,239	—
Payables:
Investments purchased	7,242,674	1,611,989	1,764,641
Investments purchased on an extended settlement basis	162,930	—	—
Management fees	158,121	80,679	271,073
Transfer agency fees	7,110	2,235	3,308
Accrued expenses and other liabilities	242,578	201,312	221,302
Total liabilities	7,813,413	1,909,454	2,260,324

Net Assets:
Paid-in capital	367,127,132	107,343,215	161,841,512
Undistributed net investment income	6,085,339	140,843	294,145
Accumulated net realized gain (loss)	(2,794,949)	2,714,528	2,824,082
Net unrealized gain	72,412,336	21,884,828	33,418,276
NET ASSETS	$442,829,858	$132,083,414	$198,378,015
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	38,116,961	11,706,269	15,534,918
Net asset value, offering and redemption price per share:	11.62	11.28	12.77

(a)	Segregated for collateral on forward foreign currency exchange transactions.

32	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2017

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $769,497, $24,760 and $4,585)	$8,399,863	$1,916,741	$1,555,123
Interest (net of foreign withholding taxes of $2,796, $0 and $0)	107,265	68,360	72,848
Total investment income	8,507,128	1,985,101	1,627,971

Expenses:
Management fees	2,129,506	1,117,866	1,165,156
Custody, accounting and administrative services	401,626	309,901	304,038
Professional fees	151,481	144,857	155,906
Transfer Agency fees	70,983	27,947	31,071
Registration fees	52,413	42,103	46,284
Trustee fees	27,006	25,662	19,569
Printing and mailing costs	23,527	24,608	11,458
Amortization of offering costs	—	—	85,463
Other	56,854	29,571	28,597
Total expenses	2,913,396	1,722,515	1,847,542
Less — expense reductions	(890,366)	(618,622)	(604,710)
Net expenses	2,023,030	1,103,893	1,242,832
NET INVESTMENT INCOME	6,484,098	881,208	385,139

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	3,418,791	13,539,313	3,122,031
Forward foreign currency exchange contracts	6,005	(378,146)	—
Foreign currency transactions	(52,260)	5,320	—
Net change in unrealized gain (loss) on:
Investments	72,222,577	16,519,357	28,645,980
Forward foreign currency exchange contracts	722	86,944	—
Foreign currency translation	30,050	643	—
Net Realized and Unrealized Gain (Loss)	75,625,885	29,773,431	31,768,011
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,109,983	$30,654,639	$32,153,150

The accompanying notes are an integral part of these financial statements.	33

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund
	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$6,484,098	$4,456,109
Net realized gain (loss)	3,372,536	(5,554,892)
Net change in unrealized gain	72,253,349	3,173,926
Net increase in net assets resulting from operations	82,109,983	2,075,143

Distributions to shareholders:
From net investment income	(4,582,050)	(662,291)
Total distributions to shareholders	(4,582,050)	(662,291)

From share transactions:
Proceeds from sales of shares	148,372,005	128,804,010
Reinvestment of distributions	4,582,050	662,291
Cost of shares redeemed	(81,272,305)	(22,314,124)
Net increase in net assets resulting from share transactions	71,681,750	107,152,177
TOTAL INCREASE	149,209,683	108,565,029

Net assets:
Beginning of year	293,620,175	185,055,146
End of year	$442,829,858	$293,620,175
Undistributed net investment income	$6,085,339	$4,257,060

34	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager U.S. Dynamic Equity Fund		Multi-Manager U.S. Small Cap Equity Fund
	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2017	For the Period Ended October 31, 2016(a)
From operations:
Net investment income	$881,208	$1,016,196	$385,139	$161,749
Net realized gain (loss)	13,166,487	(8,969,522)	3,122,031	1,071,864
Net change in unrealized gain	16,606,944	4,886,008	28,645,980	4,772,296
Net increase (decrease) in net assets resulting from operations	30,654,639	(3,067,318)	32,153,150	6,005,909

Distributions to shareholders:
From net investment income	(896,870)	(599,786)	(451,085)	—
From net realized gains	—	—	(1,181,832)	—
Total distributions to shareholders	(896,870)	(599,786)	(1,632,917))	—

From share transactions:
Proceeds from sales of shares	17,020,000	58,640,000	75,997,000	132,504,436
Reinvestment of distributions	896,870	599,786	1,632,917	—
Cost of shares redeemed	(51,586,859)	(51,508,582)	(38,547,475)	(9,735,005)
Net increase (decrease) in net assets resulting from share transactions	(33,669,989)	7,731,204	39,082,442	122,769,431
TOTAL INCREASE (DECREASE)	(3,912,220)	4,064,100	69,602,675	128,775,340

Net assets:
Beginning of year	135,995,634	131,931,534	128,775,340	—
End of year	$132,083,414	$135,995,634	$198,378,015	$128,775,340
Undistributed net investment income	$140,843	$599,740	$294,145	$178,755

(a)	Commenced operations on April 29, 2016.

The accompanying notes are an integral part of these financial statements.	35

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - Institutional	$9.41	$0.19	$2.17	$2.36	$(0.15)
2016 - Institutional	9.52	0.17	(0.25)	(0.08)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced July 31, 2015)	10.00	0.03	(0.51)	(0.48)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

36	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.62	25.44%	$442,830	0.57%		0.82%		1.82%		37%
9.41	(0.82)	293,620	0.57		1.01		1.81		25

9.52	(4.80)	185,055	0.57	(d)	1.07	(d)	1.31	(d)	6

The accompanying notes are an integral part of these financial statements.	37

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - Institutional	$9.13	$0.07		$2.14	$2.21	$(0.06)
2016 - Institutional	9.51	0.06	(d)	(0.40)	(0.34)	(0.04)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced July 31, 2015)	10.00	0.02		(0.51)	(0.49)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.17% of average net assets.
(e)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.28	24.34%	$132,083	0.79%		1.23%		0.63%		96%
9.13	(3.54)	135,996	0.80		1.31		0.70	(d)	112

9.51	(4.90)	131,932	0.79	(e)	1.51	(e)	0.70	(e)	14

The accompanying notes are an integral part of these financial statements.	39

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2017 - Institutional	$10.52	$0.03	$2.36	$2.39	$(0.04)	$(0.10)	$(0.14)

FOR THE PERIOD ENDED OCTOBER 31,
2016 - Institutional (Commenced April 29, 2016)	10.00	0.01	0.51	0.52	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

40	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.77	22.80%	$198,378	0.80%		1.19%		0.25%		44%

10.52	5.20	128,775	0.80	(d)	1.32	(d)	0.26	(d)	15

The accompanying notes are an integral part of these financial statements.	41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager International Equity	Institutional	Diversified
Multi-Manager U.S. Dynamic Equity	Institutional	Non-diversified
Multi-Manager U.S. Small Cap Equity	Institutional	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2017, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management and WCM Investment Management; for the Multi-Manager U.S. Dynamic Equity Fund with Lazard Asset Management LLC, Sirios Capital Management, L.P. and Smead Capital Management, Inc. and for the Multi-Manager U.S. Small Cap Equity Fund with Robeco Investment Management, Inc., doing business as Boston Partners, Brown Advisory LLC and PNC Capital Advisors, LLC (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers. Weitz Investment Management, Inc., a former sub-adviser to the Multi-Manager U.S. Dynamic Equity Fund, was redeemed from the Fund in January 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon the net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Multi-Manager U.S. Small Cap Equity Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2017:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$25,765,486	$80,633,342	$—
Australia and Oceania	—	9,397,440	—
Europe	35,458,946	234,374,902	—
North America	27,663,127	3,175,105	—
South America	3,724,673	—	—
Short-term Investments	—	26,600,000	—
Total	$92,612,232	$354,180,789	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$722	$—

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. DYNAMIC EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,874,274	$3,501,670	$—
North America	113,527,489	—	—
Short-term Investments	—	9,200,000	—
Total	$120,401,763	$12,701,670	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$121,965	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(13,239)	$—

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$934,702	$—	$—
Europe	2,072,036	—	—
North America	181,448,360	—	—
Short-term Investments	—	13,400,000	—
Total	$184,455,098	$13,400,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

ACTIVE EQUITY MULTI-MANAGER FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager International Equity Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$722	—	$—

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$121,965	Payable for unrealized loss on forward foreign currency exchange contracts	$(13,239)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$6,005	$722	2

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$(378,146)	$86,944	17

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Rate	Effective Net Management Rate*
Multi-Manager International Equity	0.60%	0.45%
Multi-Manager U.S. Dynamic Equity	0.80	0.70
Multi-Manager U.S. Small Cap Equity	0.75	0.68
*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. This arrangement will remain in effect through at least February 28, 2018 and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Institutional Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity Fund,

ACTIVE EQUITY MULTI-MANAGER FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Multi-Manager U.S. Dynamic Equity Fund and the Multi-Manager U.S. Small Cap Equity Fund are 0.57%, 0.79% and 0.80% respectively. These Total Annual Operating Expense limitations will remain in place through at least February 28, 2018, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

For the fiscal year ended October 31, 2017, these expense reductions, including any fee waivers and expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager International Equity	$535,080	$355,286	$890,366
Multi-Manager U.S. Dynamic Equity	144,268	474,354	618,622
Multi-Manager U.S. Small Cap Equity	114,060	490,650	604,710

D. Line of Credit Facility — As of October 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2017, the Funds did not have any borrowings under the facility.

E. Other Transactions with Affiliates — For the fiscal year ended October 31, 2017, Goldman Sachs earned $6, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager U.S. Dynamic Equity Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2017, were:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity Fund	$193,670,504	$127,777,536
Multi-Manager U.S. Dynamic Equity Fund	126,397,626	160,606,696
Multi-Manager U.S. Small Cap Equity Fund	95,117,706	64,473,741

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2017

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distribution paid from:
Ordinary income	$4,582,050	$896,870	$1,600,555
Net long-term capital gains	—	—	32,362
Total taxable distributions	$4,582,050	$896,870	$1,632,917

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distribution paid from:
Ordinary income	$662,291	$599,786	$—
As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows(1):

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Undistributed ordinary income — net	$6,463,551	$249,571	$2,607,762
Undistributed long-term capital gains	910	3,815,793	1,944,048
Total undistributed earnings	$6,464,461	$4,065,364	$4,551,810
Unrealized gains (losses) — net	69,238,265	20,674,835	31,984,693
Total accumulated earnings (losses) net	$75,702,726	$24,740,199	$36,536,503

(1)	The Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund utilized $4,877,884 and $6,670,272, respectively, of capital losses in the current fiscal year.

ACTIVE EQUITY MULTI-MANAGER FUNDS

7. TAX INFORMATION (continued)

As of October 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$377,569,840	$112,537,725	$165,870,405
Gross unrealized gain	77,681,562	23,447,982	37,907,206
Gross unrealized loss	(8,443,297)	(2,773,147)	(5,922,513)
Net unrealized gains (losses)	$69,238,265	$20,674,835	$31,984,693

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on forward currency exchange contracts, differences in the tax treatment of underlying fund investments, and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, underlying fund investments, certain non-deductible expenses and dividend redesignations.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Multi-Manager International Equity Fund	$32,041	$41,728	$(73,769)
Multi-Manager U.S. Dynamic Equity Fund	39,278	403,957	(443,235)
Multi-Manager U.S. Small Cap Equity Fund	6,645	(187,981)	181,336

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2017

8. OTHER RISKS (continued)

result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, such Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in

ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Non-Diversification Risk — The Multi-Manager U.S. Dynamic Equity Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	14,000,192	$148,372,005	14,091,399	$128,804,010
Reinvestment of distributions	496,969	4,582,050	70,232	662,291
Shares redeemed	(7,578,837)	(81,272,305)	(2,398,379)	(22,314,124)
NET INCREASE	6,918,324	$71,681,750	11,763,252	$107,152,177

	Multi-Manager U.S. Dynamic Equity Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,576,466	$17,020,000	6,537,771	$58,640,000
Reinvestment of distributions	92,844	896,870	64,982	599,786
Shares redeemed	(4,864,921)	(51,586,859)	(5,573,673)	(51,508,582)
NET INCREASE (DECREASE)	(3,195,611)	$(33,669,989)	1,029,080	$7,731,204

	Multi-Manager U.S. Small Cap Equity Fund

	For the Fiscal Year Ended October 31, 2017		For the Period Ended October 31, 2016(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	6,370,134	$75,997,000	13,177,002	$132,504,436
Reinvestment of distributions	138,300	1,632,917	—	—
Shares redeemed	(3,211,143)	(38,547,475)	(939,375)	(9,735,005)
NET INCREASE	3,297,291	$39,082,442	12,237,627	$122,769,431

(a)	Commenced operations on April 29, 2016.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

the Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund (collectively the “Funds”), funds of the Goldman Sachs Trust II, as of October 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period (or for the Multi-Manager U.S. Small Cap Equity Fund, for the year then ended and for the period from April 29, 2016 (the commencement of operations) through October 31, 2016) and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2017

ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Period Ended October 31, 2017 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Dynamic Equity Fund				Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the period ended 10/31/17*
Institutional
Actual	$1,000.00	$1,116.20		$3.04	$1,000.00	$1,078.40		$4.14	$1,000.00	$1,083.10		$4.20
Hypothethical 5% return	1,000.00	1,022.33	+	2.91	1,000.00	1,021.22	+	4.02	1,000.00	1,021.17	+	4.08

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional
Multi-Manager International Equity	0.57%
Multi-Manager U.S. Dynamic Equity	0.79
Multi-Manager U.S. Small Cap Equity	0.80

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively, the “Investment Adviser”) are responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 8, 2017 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Causeway Capital Management LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), and WCM Investment Management (on behalf of Multi-Manager International Equity Fund); (ii) each of Lazard Asset Management LLC, Sirios Capital Management, L.P., and Smead Capital Management, Inc. (on behalf of Multi-Manager U.S. Dynamic Equity Fund); and (iii) Boston Partners Global Investors, Inc., Brown Advisory LLC, and PNC Capital Advisors LLC (on behalf of Multi-Manager U.S. Small Cap Equity Fund) (collectively, the “Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates and the Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Advisers and the Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the Fund or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(ii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates and the Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Independent Trustees periodically received written materials and oral presentations from the funds’ various sub-advisers, including the Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees reviewed a written response prepared by each Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including oversight of the Sub-Advisers’ day-to-day management of the Funds) that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Performance

In considering the investment performance of the Funds, the Trustees considered the investment performance of the Funds relative to their benchmarks, the performance of other comparable mutual funds, the Funds’ rankings and ratings based on information prepared by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using data provided by the Outside Data Provider. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their investment objectives and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group and/or benchmark index that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of each Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

The Trustees noted that the Multi-Manager International Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s performance peer group, and had underperformed the Fund’s benchmark index for the one-year period ended June 30, 2017. They noted that the Multi-Manager U.S. Dynamic Equity Fund’s Institutional Shares had placed in the first quartile of the Fund’s performance peer group, and had outperformed the Fund’s benchmark index for the one-year period ended June 30, 2017. They noted that the Multi-Manager U.S. Small Cap Equity Fund’s Institutional Shares had placed in the third quartile of the Fund’s performance peer group, and had underperformed the Fund’s benchmark index for the one-year period ended June 30, 2017.

Management Fees and Expense Ratios

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which include both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe. The analyses also compared the Funds’ transfer agency and custody fees, other expenses, and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Funds. They also noted that collective investment vehicles have a compensation structure, which includes performance fees, and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements. The Trustees concluded that the comparisons prepared by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fees payable by the Funds. In this regard, the Trustees noted that the Investment Adviser’s institutional clients that are invested in the Funds pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. The Trustees also considered the Investment Adviser’s undertaking to limit each Fund’s “other expenses” ratios (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed the Funds’ contribution to the Investment Adviser’s revenues and pre-tax profit margins with respect to each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management and transfer agency), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data were provided for 2016 for each Fund and for 2015 for Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Funds do not have management fee breakpoints. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups, as well as the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as the Funds’ distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel, including the Sub-Advisers, to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs, and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Management Agreement should be approved and continued with respect to each Fund until August 31, 2018.

Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreements and Performance

In evaluating the Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Sub-Adviser, the Trustees considered information on the services provided to the Funds by each Sub-Adviser, including information about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

its compliance program. The Trustees also reviewed the operations and investment performance of each Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of those Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund.

Conclusion

In connection with their consideration of the Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Advisers are reasonable in light of the services provided by the Sub-Advisers and the Funds’ current and reasonably foreseeable asset levels, and that each Sub-Advisory Agreement should be approved and continued until August 31, 2018.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 61	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	17	Convergys Corporation (a global leader in customer experience outsourcing); Packaging Corporation of America (producer of container board)
Lawrence Hughes Age: 59	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None
John F. Killian Age: 62	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	17	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2012

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Active Equity Multi-Manager Funds — Tax Information (Unaudited)

For the year ended October 31, 2017, 0.34%, 100% and 32.72 % of the dividends paid from net investment company taxable income by the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2017 100%, 100% and 46.05% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager U.S. Small Cap Equity Fund designates $32,362 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2017.

From distributions paid during the year ended October 31, 2017, the total amount of income received by Multi-Manager International Equity Fund from sources within foreign countries and possessions of the United States was $0.1570 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager International Equity Fund was 97.15%. The total amount of taxes paid by the Multi-Manager International Equity Fund was $0.0177 per share.

During the fiscal year ended October 31, 2017, the Multi-Manager U.S. Small Cap Equity Fund designates $1,163,170 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

64

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 113839-OTU-670020 MMGRFDSAR-17/164

Goldman Sachs Funds

Annual Report	October 31, 2017

GQG Partners International Opportunities Fund

Goldman Sachs GQG Partners International Opportunities Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs GQG Partners International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the GQG Partners LLC portfolio management team, the Goldman Sachs GQG Partners International Opportunities Fund’s (the “Fund”) sub-adviser, discusses the Fund’s performance and positioning for the period since its inception on December 15, 2016 through October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 26.97%, 26.13%, 27.39%, 27.18%, 26.65% and 27.39%, respectively. These returns compare to the 23.88% cumulative total return of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	When the Reporting Period began, international equities advanced during an eventful December 2016, with the resignation of Italy’s prime minister after voters’ rejection of its constitutional referendum, the Federal Reserve’s (“Fed”) interest rate hike, and the European Central Bank’s (“ECB”) decision to slow its monthly pace of quantitative easing while extending its program to the end of 2017. International equities continued to rally in early January 2017 on the prospect of U.S. deregulation following the U.S. presidential executive orders on oil pipelines and optimism around infrastructure spending. However, they subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities benefited from “risk on” sentiment, or increased risk appetite, owing to potential U.S. tax reform and deregulation as well as on strong economic data. In March 2017, the Fed raised U.S. interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on the future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction and the appreciation of the Japanese yen, despite the Bank of Japan maintaining its policy rate. (Dovish implies lower interest rates; opposite of hawkish.) Meanwhile, the ECB kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

During the second quarter of 2017, international equities were buoyed by receding political risk, as the centrist candidate defeated the nationalist candidate in the French presidential elections and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment party saw a setback in local elections, and consensus expectations for parliamentary elections in 2017 declined. Still, market optimism for pro-growth fiscal policy was dampened by political developments in the U.S. Reports of strong first quarter 2017 earnings results, with double-digit growth across all major developed market regions, were supportive for international equity markets. In the U.S., the labor market remained strong, but economic activity and inflation data appeared to be moderating. Nonetheless, the Fed proceeded to raise the target range for the federal funds rate by 25 basis points in June 2017. (A basis point is 1/100th of a percentage point.) Also in June 2017, European markets reacted hawkishly to ECB President Mario Draghi’s positive outlook for recovering inflation and cautious reference to tapering. Japanese equities saw a temporary pullback in the same month, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded.

Through the third calendar quarter, U.S. economic activity and labor market data showed rather consistent strength. The Consumer Price Index, a measure of inflation, rose 0.4% in August 2017, reversing five consecutive months of downside inflation surprises and raising the odds of further Fed

1

PORTFOLIO RESULTS

monetary tightening before calendar year-end. Markets also reacted hawkishly to the Fed’s minutes. Details regarding the U.S. Administration’s tax reform plan extended bullish, or optimistic, market moves and further boosted the U.S. dollar. Meanwhile, the ECB kept its monetary policy unchanged at its September 2017 meeting and revised downward its forecast for headline inflation for the second time this calendar year. ECB President Draghi maintained a dovish stance and deferred discussion around tapered asset purchases to its October 2017 meeting. Risk sentiment amid North Korean missile launches and escalating geopolitical tensions between U.S. and North Korea drove the Japanese yen higher and its equities lower. Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that its prime minister had dissolved the Japanese Lower House and called a general election to be held in October 2017.

While there appeared to be increasing market expectation for hawkish leadership at the Fed when Janet Yellen’s term ends in early February 2018, encouraging tax reform progress and ongoing strength in both U.S. and global economic activity data were supportive for international equity performance in October 2017. As the markets expected, the ECB kept its interest rates unchanged but announced its plan to reduce its monthly asset purchases for nine months from January 2018. Elsewhere in Europe, headlines around Catalonia’s disputed independence referendum negatively affected risk sentiment. Japan’s ruling coalition won a significant majority in the country’s election, which reassured markets and signaled a continuation of current macro policies. Japanese equities rallied on election anticipation, and following the prime minister’s landslide victory, they were further buoyed by strong corporate earnings results and rather stable overseas markets.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited most during the Reporting Period from security selection. Asset allocation decisions also contributed positively. The Fund’s returns were limited by its cash holdings, which we were in the process of investing during the Reporting Period.
Q	Which equity market sectors and countries most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s overweight relative to the Index in information technology added significantly to returns. The Fund was also helped by stock selection within the sector, highlighted by Tencent Holdings, a Chinese social media and online entertainment company; Facebook, a U.S. social media company; and Alibaba Group, a China-based online retailer. Security selection in the telecommunication services, financials and industrials sectors further bolstered results. Conversely, the Fund was hurt by stock selection and an underweight position in the health care sector. Stock picks in the energy sector also detracted from performance as did the Fund’s underweight position and security selection in the consumer discretionary sector.

With regard to countries, the Fund benefited most from an overweight position and stock selection in the U.S., led by investments in Facebook, a leading social media company; Lam Research, a semiconductor maker; and NVIDIA, which designs and manufactures computer graphics processors, chipsets and related multimedia software. Investments in Chinese and South Korean stocks also added to the Fund’s performance. The Fund was hampered by its overweight position in Russia, which more than offset effective security selection in the country. In addition, stock choices in Ireland detracted from relative results. The Fund’s positioning in Brazil dampened performance as political instability led to market weakness despite strong corporate earnings growth.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	During the Reporting Period, the Fund’s best-performing individual holdings were Samsung Electronics, Tencent Holdings and Sika.

Samsung Electronics, South Korea-based electronic products manufacturer, advanced during the Reporting Period amid strong demand and favorable pricing dynamics in the memory market.

Shares of Tencent Holdings, previously mentioned, performed well as the company delivered strong operating results and started monetizing the WeChat mobile platform.

Switzerland-headquartered Sika, a specialty chemical maker, benefited from increased demand for its highly engineered products, which it sells to companies in the building and automotive sectors.

Q	Which stocks detracted most from the Fund’s relative performance during the Reporting Period?

A	Schlumberger detracted most from the Fund’s relative returns during the Reporting Period.

2

PORTFOLIO RESULTS

The stock of Schlumberger, a U.S.-based oilfield services company, came under pressure partly because of negative investor sentiment about the company’s holdings in Mexico and Turkey. We eliminated the Fund’s position Schlumberger by the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	A forward foreign exchange contract was used during the Reporting Period as part of the standard process of buying and selling non-US securities in their local currency. The use of the forward foreign exchange contract had a positive impact on the Fund’s performance.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, telecommunication services and financials sectors. Compared to the Index, it was underweight the industrials, consumer staples, energy, consumer discretionary, materials, utilities and health care sectors. It had no exposure to the real estate sector at the end of the Reporting Period.

In terms of countries, the Fund had significant exposure to the U.S., which had a very small weighting in the Index at the end of the Reporting Period. It was overweight Germany, France, Spain, Belgium, Russia, Australia, South Korea and China. Compared to the Index, the Fund was significantly underweight Japan. It was also underweight Hong Kong and the U.K., albeit less so. At the end of the Reporting Period, the Fund was rather neutrally weighted in the other countries comprising the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed a faster than consensus expected increase in interest rates could have a negative impact on the worldwide recovery in corporate earnings and could lead to a faster buildup of non-performing loans in the global banking system. However, if interest rates rise at a moderate pace, we believe the Fund’s positioning in financials could benefit because net interest margins are likely to expand, driving earnings.

Overall, at the end of the Reporting Period, our focus remained on seeking alpha opportunities through fundamental, bottom-up security selection. (Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index used as a benchmark, since market indices are often considered to represent the market’s movement as a whole. The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.) We believe active managers should have the greatest ability to respond to potential changes in the post-monetary world, and value generated through active management may well become an increasingly important contributor to returns.

3

FUND BASICS

GQG Partners International Opportunities Fund

as of October 31, 2017

PERFORMANCE REVIEW
December 15, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI ACWI ex USA (Net, unhedged)[2]
Class A	26.97%	23.88%
Class C	26.13	23.88
Institutional	27.39	23.88
Investor	27.18	23.88
Class R	26.65	23.88
Class R6	27.39	23.88

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI ex USA Index is an international equity index that tracks stocks from 22 developed and 24 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	Since Inception	Inception Date
Class A	17.74%	12/15/16
Class C	22.83	12/15/16
Institutional	24.89	12/15/16
Investor	24.68	12/15/16
Class R	24.25	12/15/16
Class R6	24.89	12/15/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.52%
Class C	2.05	2.27
Institutional	0.90	1.12
Investor	1.05	1.27
Class R	1.55	1.77
Class R6	0.88	1.10

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business
Tencent Holdings Ltd.	4.5%	Internet Software & Services
Facebook, Inc. Class A	4.1	Internet Software & Services
Macquarie Group Ltd.	3.6	Capital Markets
Cellnex Telecom SA	3.4	Diversified Telecommunication Services
Samsung Electronics Co. Ltd.	3.3	Technology Hardware, Storage & Peripherals
Sika AG	3.3	Chemicals
BNP Paribas SA	3.3	Banks
Alibaba Group Holding Ltd. ADR	3.1	Internet Software & Services
Daimler AG	3.0	Automobiles
Sberbank of Russia PJSC	2.9	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

SECTOR ALLOCATIONS[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on December 15, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index ex USA Index (Net, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which may fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs GQG Partners International Opportunities Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from December 15, 2016 through October 31, 2017.

Average Annual Total Return through October 31, 2017	Since Inception*
Class A (Commenced December 15, 2016)
Excluding sales charges	26.97%
Including sales charges	20.01%

Class C (Commenced December 15, 2016)
Excluding contingent deferred sales charges	26.13%
Including contingent deferred sales charges	25.13%

Institutional (Commenced December 15, 2016)	27.39%

Investor (Commenced December 15, 2016)	27.18%

Class R (Commenced December 15, 2016)	26.65%

Class R6 (Commenced December 15, 2016)	27.39%

*	Total return for periods of less than one year represents cumulative total return.

8

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 95.3%
Australia – 6.3%
359,942	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	$6,507,125
61,797	CSL Ltd. (Biotechnology)	6,578,974
226,634	Macquarie Group Ltd. (Capital Markets)	17,097,238

		30,183,337

Belgium – 2.4%
135,978	KBC Group NV (Banks)	11,295,544

Brazil – 1.5%
996,095	B3 SA – Brasil Bolsa Balcao (Capital Markets)	7,277,434

China – 10.7%
80,748	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	14,929,498
358	China Literature Ltd.*(a) (Internet Software & Services)	2,549
197,691	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	7,417,366
863,848	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	7,591,443
475,251	Tencent Holdings Ltd. (Internet Software & Services)	21,360,199

		51,301,055

Denmark – 2.7%
28,534	Coloplast A/S Class B (Health Care Equipment & Supplies)	2,511,503
214,356	Novo Nordisk A/S Class B (Pharmaceuticals)	10,672,533

		13,184,036

France – 7.3%
200,928	BNP Paribas SA (Banks)	15,682,314
7,604	Hermes International (Textiles, Apparel & Luxury Goods)	3,947,295
58,373	Safran SA (Aerospace & Defense)	6,147,977
95,664	Vinci SA (Construction & Engineering)	9,372,925

		35,150,511

Germany – 8.7%
58,442	Bayer AG (Pharmaceuticals)	7,602,066
173,970	Daimler AG (Automobiles)	14,524,085
108,356	Deutsche Boerse AG (Capital Markets)	11,221,873
71,811	SAP SE ADR (Software)	8,200,816

		41,548,840

Hong Kong – 2.9%
950,941	AIA Group Ltd. (Insurance)	7,165,796
289,966	Hang Seng Bank Ltd. (Banks)	6,873,053

		14,038,849

India – 1.7%
87,972	HDFC Bank Ltd. ADR (Banks)	8,119,816

Common Stocks – (continued)
Indonesia – 1.9%
5,810,213	Bank Central Asia Tbk PT (Banks)	8,950,288

Italy – 1.2%
911,075	Enel SpA (Electric Utilities)	5,650,186

Japan – 1.5%
79,477	SoftBank Group Corp. (Wireless Telecommunication Services)	7,043,420

Netherlands – 1.3%
63,513	Heineken NV (Beverages)	6,188,249

Russia – 2.9%
4,263,795	Sberbank of Russia PJSC (Banks)	14,128,637

South Korea – 6.0%
6,469	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	15,946,762
10,567	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	13,028,624

		28,975,386

Spain – 4.1%
496,543	Banco Santander SA (Banks)	3,366,219
650,512	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	16,146,985

		19,513,204

Sweden – 1.1%
427,001	Nordea Bank AB (Banks)	5,160,182

Switzerland – 6.5%
37	Chocoladefabriken Lindt & Spruengli AG (Food Products)	2,568,656
43,696	Novartis AG (Pharmaceuticals)	3,604,013
2,121	Sika AG (Chemicals)	15,698,519
561,074	UBS Group AG* (Capital Markets)	9,545,610

		31,416,798

United Kingdom – 10.5%
58,914	Aon PLC (Insurance)	8,450,035
36,256	AstraZeneca PLC (Pharmaceuticals)	2,453,116
106,670	British American Tobacco PLC (Tobacco)	6,891,930
128,534	London Stock Exchange Group PLC (Capital Markets)	6,418,851
214,628	Rio Tinto PLC ADR (Metals & Mining)	10,287,120
2,988,531	Royal Bank of Scotland Group PLC* (Banks)	11,226,618
151,839	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	4,888,801

		50,616,471

United States – 14.1%
9,233	Alphabet, Inc. Class A* (Internet Software & Services)	9,538,058
7,213	Alphabet, Inc. Class C* (Internet Software & Services)	7,333,024

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
109,126	Facebook, Inc. Class A* (Internet Software & Services)	$19,649,228
45,969	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	9,587,754
30,947	MasterCard, Inc. Class A (Consumer Finance)	4,603,985
41,394	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	8,560,693
75,963	Visa, Inc. Class A (Consumer Finance)	8,354,411

		67,627,153

TOTAL COMMON STOCKS
(Cost $411,612,514)		$457,369,396

Shares	Rate	Value
Preferred Stock – 1.3%
Germany – 1.3%
Bayerische Motoren Werke AG
72,477	4.700%	$6,359,312
(Cost $6,132,174)

Units	Expiration Date	Value
Rights* – 0.0%
Spain – 0.0%
Banco Santander SA
470,841	11/01/17	$22,487
(Cost $22,164)

Shares	Distribution Rate	Value
Investment Company(b) – 2.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,456,987	0.932%	$11,456,987
(Cost $11,456,987)

TOTAL INVESTMENTS – 99.0%
(Cost $429,223,839)		$475,208,182

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		4,558,553

NET ASSETS – 100.0%		$479,766,735

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,149,534, which represents approximately 3.4% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(b)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments of unaffiliated issuers, at value (cost $417,766,852)	$463,751,195
Investments of affiliated issuers, at value (cost $11,456,987)	11,456,987
Cash	4,683,621
Foreign currencies, at value (cost $215,759)	220,668
Receivables:
Investments sold	3,802,616
Fund shares sold	2,243,712
Reimbursement from investment adviser	266,410
Foreign tax reclaims	149,810
Dividends	107,270
Deferred offering costs	38,406
Total assets	486,720,695

Liabilities:
Payables:
Fund shares redeemed	3,972,922
Investments purchased	2,383,640
Management fees	331,311
Distribution and Service fees and Transfer Agency fees	38,654
Offering expense	9,260
Accrued expenses	218,173
Total liabilities	6,953,960

Net Assets:
Paid-in capital	437,613,787
Undistributed net investment income	556,793
Accumulated net realized loss	(4,398,285)
Net unrealized gain	45,994,440
NET ASSETS	$479,766,735
Net Assets:
Class A	$ 11,296,955
Class C	12,968,937
Institutional	392,167,743
Investor(a)	63,303,094
Class R	17,266
Class R6	12,740
Total Net Assets	$479,766,735
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	890,051
Class C	1,028,094
Institutional	30,799,940
Investor(a)	4,980,165
Class R	1,364
Class R6	1,001
Net asset value, offering and redemption price per share:(b)
Class A	$12.69
Class C	12.61
Institutional	12.73
Investor(a)	12.71
Class R	12.66
Class R6	12.73

(a)	Effective October 10, 2017, Class IR Shares changed its name to Investor Shares.
(b)	Maximum public offering price per share for Class A Shares is $13.43. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Period Ended October 31, 2017(a)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $290,721)	$2,671,928
Dividends — affiliated issuers	22,724
Total investment income	2,694,652

Expenses:
Management fees	1,455,533
Amortization of offering costs	216,895
Registration fees	141,008
Custody, accounting and administrative services	122,996
Transfer Agency fees(b)	101,548
Professional fees	97,695
Printing and mailing costs	66,023
Distribution and Service fees(b)	53,193
Trustee fees	21,188
Organization costs	12,000
Other	13,897
Total expenses	2,301,976
Less — expense reductions	(671,964)
Net expenses	1,630,012
NET INVESTMENT INCOME	1,064,640

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(4,398,285)
Forward foreign currency exchange contracts	16,508
Foreign currency transactions	(513,113)
Net unrealized gain on:
Investments — unaffiliated issuers	45,984,343
Foreign currency translation	10,097
Net realized and unrealized gain	41,099,550
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,164,190

(a)	Commenced operations on December 15, 2016.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor(c)	Class R	Class R6
$10,635	$42,498	$60	$8,082	$8,074	$59,677	$25,689	$23	$3

(c)	Effective October 10, 2017, Class IR Shares changed its name to Investor Shares.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Changes in Net Assets

For the Period Ended October 31, 2017(a)

From operations:
Net investment income	$1,064,640
Net realized loss	(4,894,890)
Net unrealized gain	45,994,440
Net increase in net assets resulting from operations	42,164,190

Distributions to shareholders:
From net investment income
Class A Shares	(5)
Class C Shares	(2)
Institutional Shares	(17,866)
Investor Shares(b)	(6)
Class R Shares	(4)
Class R6 Shares	(7)
Total distributions to shareholders	(17,890)

From share transactions:
Proceeds from sales of shares	465,798,260
Reinvestment of distributions	17,890
Cost of shares redeemed	(28,195,715)
Net increase in net assets resulting from share transactions	437,620,435
TOTAL INCREASE	479,766,735

Net assets:
Beginning of period	—
End of period	$479,766,735
Undistributed net investment income	$556,793

(a)	Commenced operations on December 15, 2016.
(b)	Effective October 10, 2017, Class IR Shares changed its name to Investor Shares.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		From Investment Operations
Year - Share Class	Net asset value, beginning of the period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD ENDED OCTOBER 31,
2017 - A (Commenced December 15, 2016)	$10.00	$0.04	$2.66	$2.70	$(0.01)
2017 - C (Commenced December 15, 2016)	10.00	(0.06)	2.67	2.61	— (e)
2017 - Institutional (Commenced December 15, 2016)	10.00	0.08	2.66	2.74	(0.01)
2017 - Investor (Commenced December 15, 2016)(f)	10.00	(0.01)	2.73	2.72	(0.01)
2017 - R (Commenced December 15, 2016)	10.00	0.04	2.62	2.66	— (e)
2017 - R6 (Commenced December 15, 2016)	10.00	0.11	2.63	2.74	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.
(f)	Effective October 10, 2017, Class IR Shares changed its name to Investor Shares.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Net asset value, end of the period	Total return(b)	Net assets, end of the period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate(d)

$12.69	26.97%	$11,297	1.30%	1.65%	0.40%	54%
12.61	26.13	12,969	2.05	2.34	(0.57)	54
12.73	27.39	392,168	0.90	1.30	0.73	54
12.71	27.18	63,303	1.05	1.39	(0.10)	54
12.66	26.65	17	1.55	2.22	0.43	54
12.73	27.39	13	0.89	1.66	1.09	54

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a non-diversified portfolio that currently offers six classes of shares: Class A, Class C, Institutional, Investor, Class R and Class R6 Shares. The Fund commenced operations on December 15, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

16

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last

17

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

18

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$30,466,680	$87,962,134	$—
Australia and Oceania	—	30,183,337	—
Europe	29,506,627	210,705,343	—
North America	67,627,153	—	—
South America	7,277,434	—	—
Rights	—	22,487	—
Investment Company	11,456,987	—	—
Total	$146,334,881	$328,873,301	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended October 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts	$16,508	1

(a)	Average number of contracts is based on the average of month end balances for the period ended October 31, 2017.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

19

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Sub-Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the period ended October 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
0.85%	0.77%	0.73%	0.71%	0.70%	0.85%	0.85%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the portion of the management fee it earns as an investment adviser to the Underlying Fund based on the amount of the Fund’s investment. For the period ended October 31, 2017, GSAM waived $4,236 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

20

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period ended October 31, 2017, Goldman Sachs retained $8,508 of the sales charges for the Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to October 8, 2017, Goldman Sachs charged transfer agency fees at the rates of 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares.

Effective October 8, 2017, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of the Fund. This arrangement will remain in effect through at least February 28, 2019, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and/or expenses, service fees and shareholder administration fees (as applicable), taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. This Other Expense limitation will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the period ended October 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$4,236	$667,728	$671,964

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of May 2, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended October 31, 2017, the Fund did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the period ended October 31, 2017, Goldman Sachs earned $3,888 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2017 The Goldman Sachs Group, Inc. was the beneficial owner of approximately 73% and 100% of Class R and Class R6 Shares, respectively.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the period ended October 31, 2017:

Market value as of December 15, 2016	Purchases at Cost	Proceeds from Sales	Market value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income
$—	$75,078,187	$(63,621,200)	$11,456,987	11,456,987	$22,724

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2017 were $530,341,989 and $108,199,008, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the period ended October 31, 2017 was as follows:

Distribution paid from:
Ordinary income	$17,890
Net long-term capital gains	—
Total taxable distributions	$17,890

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$556,793
Undistributed long-term capital gains	—
Total undistributed earnings	$556,793
Capital loss carryforwards:
Perpetual Short-Term	$(3,815,101)
Unrealized gains (losses) — net	45,411,256
Total accumulated earnings (losses) net	$42,152,948

22

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

7. TAX INFORMATION (continued)

As of October 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$429,807,023
Gross unrealized gain	47,286,758
Gross unrealized loss	(1,875,502)
Net unrealized security gain	$45,411,256

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from non-deductible expenses and differences in the tax treatment of foreign currency transactions.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(6,648)	$496,605	$(489,957)

GSAM has reviewed the Fund’s tax positions for the current open tax year and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be

23

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2017

8. OTHER RISKS (continued)

subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

24

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

25

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended October 31, 2017(a)
	Shares	Dollars

Class A Shares
Shares sold	1,155,052	$13,447,997
Reinvestment of distributions	1	5
Shares redeemed	(265,002)	(3,137,669)
	890,051	10,310,333
Class C Shares
Shares sold	1,032,450	12,144,475
Reinvestment of distributions	1	2
Shares redeemed	(4,357)	(53,389)
	1,028,094	12,091,088
Institutional Shares
Shares sold	32,762,823	378,977,813
Reinvestment of distributions	1,806	17,866
Shares redeemed	(1,964,689)	(23,989,162)
	30,799,940	355,006,517
Investor Shares(b)
Shares sold	5,063,139	61,203,795
Reinvestment of distributions	1	6
Shares redeemed	(82,975)	(1,015,475)
	4,980,165	60,188,326
Class R Shares
Shares sold	1,364	14,170
Reinvestment of distributions	1	4
Shares redeemed	(1)	(10)
	1,364	14,164
Class R6 Shares
Shares sold	1,001	10,010
Reinvestment of distributions	1	7
Shares redeemed	(1)	(10)
	1,001	10,007
NET INCREASE	37,700,615	$437,620,435

(a)	Commenced operations on December 15, 2016.
(b)	Effective October 10, 2017, Class IR Shares changed its name to Investor Shares.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

the Goldman Sachs GQG Partners International Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”), a fund of the Goldman Sachs Trust II, as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period December 15, 2016 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2017

27

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended October 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017, which represents a period of 184 days out of 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs.

Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*
Class A
Actual	$1,000.00	$1,127.00		$6.97
Hypothetical 5% return	1,000.00	1,018.65	+	6.61
Class C
Actual	1,000.00	1,122.90		10.97
Hypothetical 5% return	1,000.00	1,014.87	+	10.41
Institutional
Actual	1,000.00	1,129.50		4.83
Hypothetical 5% return	1,000.00	1,020.67	+	4.58
Investor
Actual	1,000.00	1,128.80		5.63
Hypothetical 5% return	1,000.00	1,019.91	+	5.35
Class R
Actual	1,000.00	1,126.30		8.36
Hypothetical 5% return	1,000.00	1,017.34	+	7.93
Class R6
Actual	1,000.00	1,129.50		4.78
Hypothetical 5% return	1,000.00	1,020.72	+	4.53

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
GQG Partners International Opportunities	1.30%	2.05%	0.90%	1.05%	1.56%	0.89%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

28

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 61	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	17	Convergys Corporation (a global leader in customer experience outsourcing); Packaging Corporation of America (producer of container board)
Lawrence Hughes Age: 59	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None
John F. Killian Age: 62	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009- 2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	17	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

29

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

30

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2012

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

31

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Goldman Sachs GQG Partners International Opportunities Fund — Tax Information

For the year ended October 31, 2017, 7.18% of the dividends paid from net investment company taxable income by the Goldman Sachs GQG Partners International Opportunities Fund qualify for the dividends received deduction available to corporations.

32

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 113979-OTU-669946 GQGPIOAR-17/6K

Goldman Sachs Funds

Annual Report	October 31, 2017

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and is located in 8 offices globally.2

∎	We have over 200 alternative investment professionals[2] dedicated to manager selection

∎	We employ a rigorous due diligence process to evaluate each manager’s skill, strategy, and team and continually monitor managers after an investment is made

∎	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

∎	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

∎	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

∎	The process is continual with ongoing re-balancing and active management to optimize diversification

∎	We have over 50 professionals[2] focused on alternative investment risk management and operational diligence

∎	We consider risk management an all-encompassing and real time discipline

∎	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

[1]	In June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

[2]	As of September 2017.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

1

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R Shares generated average annual total returns, without sales charges, of 1.08%, 0.23%, 1.47%, 1.23% and 0.73%, respectively. These returns compare to the 0.72% average annual total return of the Fund’s primary benchmark, the Intercontinental Exchange (“ICE”) Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (the “ICE BofA Index”) during the same time period. The HFRX Global Hedge Fund Index (net of management, administrative and performance/ incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned 6.98% during the Reporting Period.

References to the Fund’s benchmarks mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the BofA Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	The capital markets broadly rallied during the Reporting Period. In the U.S., equity markets repeatedly hit all-time highs on the back of strong corporate earnings growth and positive business sentiment.

Early in the Reporting Period, the unexpected results of the November 2016 U.S. presidential elections led investors to rotate out of the defensive, yield-oriented positioning that had driven market returns in much of 2015 and 2016. The subsequent rally in the more cyclical areas of the market carried into early 2017, but the dominant market theme was the growth-oriented bull market led by the information technology sector. The Federal Reserve (the “Fed”), citing an improved labor market and moderately expanding economic activity, raised interest rates three times during the Reporting Period — in December 2016, March 2017 and June 2017. Meanwhile, the U.K. officially triggered Article 50, beginning negotiations to extricate itself from the European Union, popularly known as Brexit, and the Bank of England hiked interest rates in an effort to restrain inflation as the U.K. economy struggled to keep up with its peers.

The U.S. dollar rallied sharply following the U.S. elections but declined over the first ten months of 2017, ending the Reporting Period slightly lower. The yield on 10-year U.S. Treasuries increased during the Reporting Period, with the post-election U.S. Treasury sell-off moderately offset by a recovery in prices year-to-date through October 31, 2017. In commodities, oil rallied in late 2016 but declined in the first half of 2017 on pricing concerns and on uncertainty around Organization of the Petroleum Exporting Countries (“OPEC”) production limits. However, a recovery in oil prices through the third quarter of 2017 helped to mitigate underperformance from energy-related assets worldwide during the Reporting Period overall. After a steep sell-off following the U.S. elections, gold prices gained year-to-date through October 31, 2017 to end the Reporting Period only slightly below where they started.

Global equity markets ended the Reporting Period in positive territory. In the U.S., investors reacted to the prospect of business-friendly tax cuts, decreased regulations, and revisions to international trade agreements under the current Administration by rotating into more cyclical areas of the market in the months following the November 2016 elections. The rallies in those cyclical names moderately reversed, however, in the early part of 2017, and a rally in

2

PORTFOLIO RESULTS

more growth-oriented names became the primary market driver. Information technology stocks were the best performers during the Reporting Period, followed by financials, materials and industrials. Telecommunication services notably underperformed due to a reversal in investor positioning around the higher-yielding defensive sectors, including utilities and consumer staples, that had driven the market for much of 2015 and 2016, and energy lagged due to the decline in oil prices. Small cap stocks, widely considered most likely to benefit from current Administration policies, outperformed large cap stocks during the Reporting Period. International equity markets also gained during the Reporting Period, with Japan rallying on weakness in the yen and emerging markets equities posting strong returns on largely-synchronized global economic growth.

Credit markets also broadly rallied during the Reporting Period, as accommodative monetary policy and relatively stable developed market economic growth pushed investors into the markets offering the most yield. In corporate credit, spreads, or yield differentials to U.S. Treasuries, tightened from their November 2016 highs, as enthusiasm about a pro-growth U.S. Administration buoyed sentiment, overwhelming concerns about fundamentals in the retail sector. In the U.S., issuers sought to take advantage of low interest rates and strong demand to drive repricings and refinancings, in addition to standard new issuance, that had eaten away at yields, particularly in the floating rate credit market. However, expectations for rising short-term interest rates kept investors interested in floating rate loans, as the majority of the market was paying coupons about their LIBOR floor. (LIBOR is London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements.) Abroad, emerging markets credit, which generally offered more attractive yields, rallied. A weak U.S. dollar boosted the performance of local market bonds relative to hard currency bonds.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ one or more non-traditional and alternative investment strategies. At various points during the Reporting Period, the Fund allocated capital to 15 Underlying Managers — Acadian Asset Management LLC (“Acadian”); Algert Global LLC (“Algert”); Ares Capital Management II LLC (“Ares”); Atreaus Capital, LP (“Atreaus”); Brigade Capital Management, LP (“Brigade”); Corsair Capital Management, L.P. (“Corsair”); Emso Asset Management Limited (“Emso”); First Pacific Advisors, LLC (“FPA”); Graham Capital Management, L.P. (“Graham”); New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”); One River Asset Management, LLC (“One River”); QMS Capital Management LP (“QMS”); Sirios Capital Management, L.P. (“Sirios”); Wellington Management Company LLC (“Wellington”) and YG Partners, LLC (“YG Partners”).

These 15 Underlying Managers represented four strategies — equity long/short (Corsair, FPA, Sirios, Wellington and YG Partners); event driven and credit (Ares, Brigade and New Mountain Vantage); tactical trading (Atreaus, Emso, Graham, One River and QMS); and relative value (Acadian and Algert).

Of the 15 Underlying Managers with allocated capital during the Reporting Period, eight generated positive returns and seven generated negative returns.

In addition, during the Reporting Period, the Fund allocated assets to Russell Investments Implementation Services, Inc. (“RIIS”). RIIS manages a beta completion mandate for the Fund, which provides us with an additional tool to manage the beta of the Fund and is not used to override any views and/or decisions of the Fund’s Underlying Managers. (Beta is a measure of the sensitivity of a portfolio’s returns to broad market returns.) During the Reporting Period, RIIS did not have a meaningful impact on the Fund’s performance.

Q	Which strategies most significantly affected Fund performance?

A	Of the four strategies employed across the Underlying Managers during the Reporting Period, two generated positive returns and two generated negative returns. The Fund did not have allocations to the dynamic equity or opportunistic fixed income strategies during the Reporting Period.

The Fund’s equity long/short strategy added most to performance, led by exposure to the financials, materials and information technology sectors. Bank of America, Citigroup, Sherwin-Williams Companies and Oracle were among the top positive contributors. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued,

3

PORTFOLIO RESULTS

and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Fund’s event driven and credit strategy also generated positive returns during the Reporting Period. Within credit strategies, gains were driven by positions in select lower credit quality CCC-rated energy and communications corporate bonds, including California Resources, Parker Drilling Company and Sprint. Offsetting these gains slightly were health care and consumer discretionary high yield loans. Within event driven equity strategies, select positions in financials and health care stocks, such as Synchrony Financial and Aetna, produced the strongest positive results. Notable detractors included Liberty LiLAC Group in the communications sector and Allergan in the health care sector. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing style.

The relative value strategy detracted from the Fund’s performance during the Reporting Period. Gains in the health care, consumer staples and consumer discretionary sectors were more than offset by losses in the information technology, materials and communications sectors. Relative value strategies seek to identify and benefit from price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer, or an index). Relative value opportunities generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. These strategies attempt to exploit a source of return with low correlation to the market and include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.

The tactical trading strategy also hampered Fund returns during the Reporting Period. Within commodity trading advisor (“CTA”) strategies, the Underlying Managers’ exposures to foreign currencies and long- and intermediate-term interest rates detracted significantly. These negative results were offset somewhat by equity exposures. Long positions in European equities benefited from the strong performance of developed markets equities during the Reporting Period. These gains, however, were partially mitigated by short positions in U.S. equities. Within discretionary macro strategies, the Underlying Managers’ fixed income and precious metals trading detracted overall, though currency trading added slightly. Within systematic macro strategies, gains from Underlying Managers focused on economic factors were insufficient to offset losses by Underlying Managers using price-based strategies. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, e.g., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The derivatives used most by Underlying Managers during the Reporting Period were commodity futures, equity futures and over-the-counter equity options, total returns swaps (single name and index), bond futures, credit default swaps (single name and index), interest rate futures, currency futures, over-the-counter options on foreign currency and forward foreign exchange contracts. Overall, the use of derivatives and similar instruments by the Underlying Managers had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A

During the Reporting Period, shifts in the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. Two of the larger shifts in sector

4

PORTFOLIO RESULTS

allocations were reductions in the Fund’s exposure to corporate credit and higher-beta equity long/short strategies. The corporate credit strategy had been an important driver of Fund returns during 2016, but we had a more cautious outlook on corporate credit for 2017 given the continued compression in credit spreads (yields differentials versus U.S. Treasury securities of similar duration) during January and February 2017. Regarding equity long/short strategies, we had increased the Fund’s overall allocation early in the Reporting Period, as we believed declining correlations would create a constructive environment for the strategy’s Underlying Managers. By beginning of 2017, our outlook for riskier asset classes had moderated, largely because equity valuations, especially in the U.S., were elevated. We believed that equity market uncertainty and declining correlations could lead to higher stock dispersion, potentially benefiting stock pickers. Therefore, among the Fund’s Underlying Managers within the equity long/short strategy, we shifted allocations from those with high-beta strategies to those with lower-beta strategies. We also believed that monetary policy divergence and prospects for higher volatility could create opportunities in foreign currencies and interest rates, benefiting trading-oriented managers. As a result, we decided to allocate assets to Underlying Managers that employ less correlated strategies, including those within the Fund’s tactical trading, lower-beta equity long/short and relative value strategies. In the process, we totally redeemed assets from Corsair and effective June 16, 2017, Corsair no longer served as an Underlying Manager within the Fund’s equity long/short strategy. We also diversified the lineup of Underlying Managers within the tactical trading strategy by adding One River and Emso. Within the Fund’s relative value strategy, we added Algert as a new Underlying Manager.

During the Reporting Period, we added four Underlying Managers and removed two Underlying Managers. As mentioned previously, two Underlying Managers — One River and Emso — were added within the Fund’s tactical trading strategy, joining Atreaus, Graham and QMS. One River was allocated capital in April 2017. Emso was allocated capital in August 2017. Also, as mentioned previously, Algert was added as an Underlying Manager within the Fund’s relative value strategy, joining Acadian. Algert was allocated capital in December 2016. In addition, we added and subsequently removed Underlying Manager YG Partners within the Fund’s equity long/short strategy. YG Partners was allocated capital in December 2016, joining Corsair, FPA, Sirios and Wellington. In October 2017, because of key personnel changes at the firm, YG Partners was removed as an Underlying Manager of the Fund and by October 25, 2017, we had completely redeemed assets from YG Partners. As mentioned previously, we removed Corsair as an Underlying Manager within the equity long/short strategy during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

5

FUND BASICS

Multi-Manager Alternatives Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index[2]	HFRX Global Hedge Fund Index[3]
Class A	1.08%	0.72%	6.98%
Class C	0.23	0.72	6.98
Institutional	1.47	0.72	6.98
Investor	1.23	0.72	6.98
Class R	0.73	0.72	6.98

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

[3]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

HFRI and HFRX and related indices are trademarks and service marks of HFR which has no affiliation with GSAM. Information regarding HFR indices was obtained from HFR’s website and other public sources and is provided for comparison purposes only. HFR does not endorse or approve any of the statements made herein.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Class A	-4.78%	0.10%	4/30/13
Class C	-1.07	0.62	4/30/13
Institutional	1.18	1.78	4/30/13
Investor	0.94	1.63	4/30/13
Class R	0.43	1.11	4/30/13

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	2.62%	2.85%
Class C	3.37	3.60
Institutional	2.22	2.45
Investor	2.38	2.61
Class R	2.88	3.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund, as supplemented, and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the management fee waiver arrangement with respect to the fee paid by each Subsidiary (as defined below) may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place. The Fund’s other waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Implementation Services, LLC, which manages a beta completion mandate. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Short-term investments represent repurchase agreements.

7

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/17[7]
Holding	% of Net Assets	Line of Business
The Sherwin-Williams Co.	0.7%	Chemicals
Becton Dickinson & Co.	0.6	Health Care Equipment & Supplies
FedEx Corp.	0.5	Air Freight & Logistics
Bridgestone Corp.	0.5	Auto Components
Airbus SE	0.5	Aerospace & Defense
Innogy SE	0.4	Multi-Utilities
Bank of America Corp.	0.4	Banks
Universal Health Services, Inc. Class B	0.3	Health Care Providers & Services
C.R. Bard, Inc.	0.3	Health Care Equipment & Supplies
Hankook Tire Co. Ltd.	0.3	Auto Components

[7]	The top 10 equity holdings may not be representative of the Fund’s future investments.

SUBADVISOR ALLOCATION (%)[8]
As of October 31, 2017
Acadian Asset Management	14.7%
Algert Global	11.4
Sirios Capital Management, L.P.	10.2
Wellington Management Company LLP	10.2
QMS Capital Management LP	8.2
Atreaus Capital, LP	8.0
Brigade Capital Management, LP	7.9
Emso Asset Management	7.2
Graham Capital Management, L.P.	7.2
One River Asset Management LLC	6.4
First Pacific Advisors, LLC	4.3
New Mountain Vantage Advisers, L.L.C.	4.2
Ares Capital Management II LLC	0.2

[8]	The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash and the allocation to Russell Investments Implementation Services, LLC, which manages a beta completion mandate for the Fund, and as such the weightings may not sum to 100%.

STRATEGY ALLOCATION (%)[9]
As of October 31, 2017

[9]	Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Relative Value Strategies typically seek to exploit the mispricing of related assets and/or price convergence, often with the additional use of leverage. Event Driven and Credit typically seek to take advantage of corporate events and company-specific catalysts such as bankruptcies, mergers or takeovers. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral. The percentages above exclude cash and the allocation to Russell Investments Implementation Services, LLC, who manages a beta completion mandate for the Fund.

8

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on April 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks, the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which may fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor and Class R Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager Alternatives Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 30, 2013 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Since Inception
Class A (Commenced April 30, 2013)
Excluding sales charges	1.08%	1.36%
Including sales charges	-4.51%	0.10%

Class C (Commenced April 30, 2013)
Excluding contingent deferred sales charges	0.23%	0.58%
Including contingent deferred sales charges	-0.77%	0.58%

Institutional (Commenced April 30, 2013)	1.47%	1.75%

Investor (Commenced April 30, 2013)	1.23%	1.60%

Class R (Commenced April 30, 2013)	0.73%	1.09%

9

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

October 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – 5.4%
Apparel(a) – 0.0%
	Nine West Holdings, Inc.
	$2,335,000	8.250%		03/15/19	$385,275

Automotive – 0.2%
	BCD Acquisition, Inc.(a)(b)
	360,000	9.625		09/15/23	393,300
	Navistar International Corp.
	159,000	4.500		10/15/18	165,459
	242,500	4.750		04/15/19	263,264
	904,000	8.250	(b)	11/01/21	907,390

					1,729,413

Banks(b)(c) – 0.1%
	Citigroup, Inc.(3M USD LIBOR + 4.517%)
	340,000	6.250		12/29/49	385,050
	JPMorgan Chase & Co.(3M USD LIBOR + 3.250%)
	305,000	5.150		12/29/49	320,936

					705,986

	Chemicals(b) – 0.3%
	Blue Cube Spinco, Inc.
	340,000	9.750		10/15/23	407,150
	Hexion, Inc.
	510,000	6.625		04/15/20	453,900
	Rain CII Carbon LLC/CII Carbon Corp.(a)
	945,000	7.250		04/01/25	1,022,962
	TPC Group, Inc.(a)
	890,000	8.750		12/15/20	869,975

					2,753,987

Coal(b) – 0.1%
	CONSOL Energy, Inc.
	26,000	5.875		04/15/22	26,650
	451,000	8.000		04/01/23	482,570

					509,220

Commercial Services – 0.3%
	AMN Healthcare, Inc.(a)(b)
	425,000	5.125		10/01/24	438,813
	Cenveo Corp.(a)(b)
	200,000	6.000		08/01/19	137,250
	1,315,000	8.500		09/15/22	289,300
	Global A&T Electronics Ltd.(a)(b)(d)
	950,000	10.000		02/01/19	760,000
	Monitronics International, Inc.(b)
	390,000	9.125		04/01/20	335,400
	Prime Security Services Borrower LLC/Prime Finance, Inc.(a)(b)
	535,000	9.250		05/15/23	593,181
	RR Donnelley & Sons Co.
	405,000	6.000		04/01/24	376,650

					2,930,594

Computers(a)(b) – 0.2%
	Dell International LLC/EMC Corp.
	285,000	7.125		06/15/24	314,569
	375,000	8.100		07/15/36	475,564
	250,000	8.350		07/15/46	323,968

Corporate Obligations – (continued)
Computers(a)(b) – (continued)
	Unisys Corp.
	535,000	10.750		04/15/22	599,200

					1,713,301

	Diversified Financial Services – 0.7%
	Citigroup Global Markets Holdings, Inc.
EGP	51,000,000	0.010		02/08/18	2,754,912
	CNG Holdings, Inc.(a)(b)
	$215,000	9.375		05/15/20	195,650
	JPMorgan Structured Products BV
EGP	51,000,000	0.010		03/08/18	2,704,935
	Navient Corp.
	$335,000	6.625		07/26/21	359,288
	220,000	7.250		09/25/23	238,700
	Springleaf Finance Corp.
	325,000	7.750		10/01/21	365,625
	Walter Investment Management Corp.
	352,000	4.500		11/01/19	38,720
	340,000	7.875	(b)	12/15/21	190,400

					6,848,230

Electrical – 0.1%
	GenOn Americas Generation LLC(d)
	100,000	9.125		05/01/31	91,750
	NRG Energy, Inc.(b)
	430,000	7.250		05/15/26	466,550

					558,300

Energy – Exploration & Production(d) – 0.0%
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(b)(f)
	100,000	10.000		06/01/20	—
	951,000	10.750		10/01/20	—
	245,000	9.250		06/01/21	—
	Peabody Energy Corp.(f)
	95,000	6.250		11/15/21	—
	SandRidge Energy, Inc.(b)(f)
	885,000	7.500		02/15/23	—

					—

Entertainment(b) – 0.1%
	Eldorado Resorts, Inc.
	270,000	6.000		04/01/25	285,525
	Jacobs Entertainment, Inc.(a)
	655,000	7.875		02/01/24	707,400

					992,925

Gaming(a)(b) – 0.1%
	Inn of the Mountain Gods Resort & Casino(g)
	745,000	9.250		11/30/20	679,813
	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.
	245,000	5.875		05/15/25	236,425

					916,238

Healthcare Providers & Services – 0.2%
	HCA, Inc.
	555,000	5.875		05/01/23	594,544

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
	Kindred Healthcare, Inc.
	$155,000	8.000%		01/15/20	$156,162
	575,000	6.375	(b)	04/15/22	531,875
	Tenet Healthcare Corp.
	300,000	8.125		04/01/22	301,500

					1,584,081

Home Builders(b) – 0.0%
	Century Communities, Inc.
	385,000	6.875		05/15/22	404,250

Insurance(a) – 0.0%
	MGIC Investment Corp.
	260,000	9.000		04/01/63	359,288

Internet(a)(b)(c) – 0.0%
	United Group BV(3M EUR LIBOR + 4.375%)
EUR	320,000	4.375		07/01/23	376,945

Iron/Steel(b) – 0.1%
	Allegheny Technologies, Inc.
	$370,000	7.875		08/15/23	405,613
	Big River Steel LLC/BRS Finance Corp.(a)
	200,000	7.250		09/01/25	215,000

					620,613

Leisure Time(a)(b) – 0.0%
	Viking Cruises Ltd.
	340,000	5.875		09/15/27	342,125

Lodging(a)(b) – 0.0%
	Diamond Resorts International, Inc.
	340,000	10.750		09/01/24	364,650

Machinery-Diversified(b) – 0.1%
	Xerium Technologies, Inc.
	765,000	9.500		08/15/21	786,038

Media – 0.7%
	Altice Financing SA(a)(b)
	400,000	7.500		05/15/26	438,500
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
	520,000	5.125		05/01/27	524,550
	Cengage Learning, Inc.(a)(b)
	525,000	9.500		06/15/24	469,875
	CSC Holdings LLC(a)(b)
	335,000	10.875		10/15/25	410,794
	Cumulus Media Holdings, Inc.(b)
	850,000	7.750		05/01/19	246,500
	DISH DBS Corp.
	405,000	5.000		03/15/23	391,331
	100,000	5.875		11/15/24	100,000
	iHeartCommunications, Inc.(b)
	300,000	9.000		12/15/19	219,750
	791,358	14.000	(h)	02/01/21	75,179
	570,000	9.000		03/01/21	408,975
	Liberty Interactive LLC(b)
	1,422,301	4.000		11/15/29	993,833
	SFR Group SA(a)(b)
	375,000	7.375		05/01/26	401,719

Corporate Obligations – (continued)
Media – (continued)
	The McClatchy Co.(b)
	585,000	9.000%		12/15/22	$609,131
	Urban One, Inc.(a)(b)
	775,000	9.250		02/15/20	732,375
	375,000	7.375		04/15/22	376,406

					6,398,918

Media – Broadcasting & Radio(b)(f) – 0.0%
	iHeartCommunications, Inc.
	1,316,481	12.000		08/01/21	—

Mining – 0.2%
	Boart Longyear Management Pty Ltd.(b)(h)
	101,840	1.500		12/31/22	34,626
	First Quantum Minerals Ltd.(a)(b)
	440,000	7.250		04/01/23	465,300
	Freeport-McMoRan, Inc.(b)
	720,000	5.450		03/15/43	678,600
	Glencore Funding LLC(a)
	100,000	2.875		04/16/20	100,760
	Northwest Acquisitions ULC/Dominion Finco, Inc.(a)(b)
	590,000	7.125		11/01/22	609,175

					1,888,461

Miscellaneous Manufacturing(a) – 0.1%
	Bombardier, Inc.
	209,000	7.750		03/15/20	224,152
	100,000	5.750		03/15/22	99,250
	150,000	6.125		01/15/23	149,813
	489,000	7.500	(b)	03/15/25	504,892

					978,107

Multi-National – 0.0%
	Eastern and Southern African Trade and Development Bank
	436,000	5.375		03/14/22	452,392

Oil Field Services – 1.1%
	California Resources Corp.(b)
	7,500	5.000		01/15/20	5,138
	24,000	5.500		09/15/21	14,400
	100,000	8.000	(a)	12/15/22	66,000
	7,500	6.000		11/15/24	3,488
	Ensco PLC(b)
	350,000	5.750		10/01/44	238,875
	EP PetroEcuador via Noble Sovereign Funding I Ltd. (3M USD LIBOR + 5.630%)(c)
	210,947	6.961		09/24/19	212,635
	Jupiter Resources, Inc.(a)(b)
	575,000	8.500		10/01/22	409,687
	MEG Energy Corp.(a)(b)
	400,000	6.500		01/15/25	398,000
	Noble Holding International Ltd.(b)
	365,000	7.750		01/15/24	325,762
	205,000	8.700		04/01/45	164,512
	Parker Drilling Co.(b)
	515,000	6.750		07/15/22	417,150
	Petrobras Global Finance BV
	3,159,000	8.375		05/23/21	3,636,957
	594,000	6.250		03/17/24	637,570

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
Petroleos Mexicanos
$2,052,000	5.375%		03/13/22	$2,176,967
Pride International LLC
145,000	7.875		08/15/40	122,525
Rice Energy, Inc.(b)
150,000	6.250		05/01/22	156,750
Rowan Cos., Inc.(b)
170,000	5.400		12/01/42	129,200
845,000	5.850		01/15/44	676,000
Seventy Seven Energy, Inc.(b)(d)(f)
205,000	6.500		07/15/22	—
Transocean, Inc.(b)
420,000	5.550		10/15/22	410,550
Ultra Resources, Inc.(a)(b)
390,000	6.875		04/15/22	394,875
Weatherford International Ltd.(b)
20,000	9.875		02/15/24	21,300
450,000	5.950		04/15/42	353,250

				10,971,591

Pharmaceuticals(a)(b) – 0.1%
Valeant Pharmaceuticals International, Inc.
810,000	7.500		07/15/21	799,875
35,000	6.750		08/15/21	33,906
135,000	5.875		05/15/23	114,075

				947,856

Retailing – 0.4%
Guitar Center, Inc.(a)(b)
1,659,000	9.625		04/15/20	1,028,580
New Albertson’s, Inc.
335,000	7.750		06/15/26	293,125
310,000	7.450		08/01/29	260,400
365,000	8.700		05/01/30	324,850
395,000	8.000		05/01/31	343,156
Rite Aid Corp.(a)
205,000	6.125	(b)	04/01/23	190,650
490,000	6.875		12/15/28	377,300
The Bon-Ton Department Stores, Inc.(b)
1,215,000	8.000		06/15/21	425,250
Yum! Brands, Inc.
355,000	6.875		11/15/37	389,613

				3,632,924

Semiconductors – 0.0%
Advanced Micro Devices, Inc.
55,000	2.125		09/01/26	86,694

Software(a)(b) – 0.0%
Rackspace Hosting, Inc.
360,000	8.625		11/15/24	378,900

Telecommunication Services – 0.2%
CenturyLink, Inc.
105,000	6.750		12/01/23	109,200
198,000	5.625	(b)	04/01/25	192,060
Digicel Ltd.(a)(b)
210,000	6.000		04/15/21	206,590
55,000	6.750		03/01/23	54,381

Corporate Obligations – (continued)
Telecommunication Services – (continued)
Embarq Corp.
290,000	7.995%		06/01/36	$292,900
Intelsat Jackson Holdings SA(b)
305,000	7.250		10/15/20	293,562
Intelsat Luxembourg SA(b)
175,000	7.750		06/01/21	110,250
Plantronics, Inc.(a)(b)
400,000	5.500		05/31/23	417,000
Sprint Corp.
180,000	7.875		09/15/23	201,150
165,000	7.125		06/15/24	178,200

				2,055,293

Utilities(a)(b)(d)(f) – 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
3,500,000	11.500		10/01/20	—

TOTAL CORPORATE OBLIGATIONS
(Cost $54,606,684)				$52,672,595

Shares	Description	Value
Common Stocks – 16.9%
Aerospace & Defense – 0.8%
45,487	Airbus SE	$4,667,649
45,590	Arconic, Inc.(i)	1,145,221
116,660	Meggitt PLC	803,090
12,300	United Technologies Corp.(i)	1,473,048

		8,089,008

Air Freight & Logistics – 0.5%
22,381	FedEx Corp.	5,053,854

Auto Components – 0.8%
7,549	Adient PLC	636,834
98,315	Bridgestone Corp.	4,696,543
58,090	Hankook Tire Co. Ltd.	2,803,751

		8,137,128

Banks – 1.7%
19,355	Banc of California, Inc.	407,423
128,531	Bank of America Corp.(i)	3,520,464
8,960	Berkshire Hills Bancorp, Inc.	343,168
16,895	Boston Private Financial Holdings, Inc.	268,630
34,570	Brookline Bancorp, Inc.	532,378
4,705	Carolina Financial Corp.	173,379
58,547	CIT Group, Inc.	2,729,461
17,630	Citigroup, Inc.	1,295,805
2,400	CoBiz Financial, Inc.	49,056
21,005	Fidelity Southern Corp.	460,640
9,280	First Bancorp	340,576
9,275	First Busey Corp.	288,638
4,585	First Mid-Illinois Bancshares, Inc.	176,981
20,725	Green Bancorp, Inc.*	459,059
17,430	Horizon Bancorp	479,674

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value
Common Stocks – (continued)
Banks – (continued)
8,780	Independent Bank Group, Inc.	$552,262
21,254	JPMorgan Chase & Co.	2,138,365
28,365	Lakeland Bancorp, Inc.	582,901
8,115	Pacific Premier Bancorp, Inc.*	327,846
21,175	Sterling Bancorp	530,434
14,035	Towne Bank	470,172
700	Triumph Bancorp, Inc.*	21,700
3,406	Western Alliance Bancorp*	190,055

		16,339,067

Beverages – 0.2%
10,305	Constellation Brands, Inc. Class A	2,257,722

Biotechnology* – 0.0%
17,260	Aduro Biotech, Inc.	137,217

Capital Markets – 0.6%
7,568	Affiliated Managers Group, Inc.	1,411,432
24,362	Apollo Global Management LLC Class A	769,352
18,424	Ares Capital Corp.	296,258
21,195	Intercontinental Exchange, Inc.	1,400,989
11,162	LPL Financial Holdings, Inc.	553,747
62,152	OM Asset Management PLC	949,683

		5,381,461

Chemicals – 1.1%
18,169	Axalta Coating Systems Ltd.*	604,119
7,448	FMC Corp.	691,621
20,568	PPG Industries, Inc.(j)	2,390,825
17,873	The Sherwin-Williams Co.	7,062,516

		10,749,081

Commercial Services & Supplies – 0.3%
30,728	KAR Auction Services, Inc.	1,454,356
117,380	Pitney Bowes, Inc.	1,612,801

		3,067,157

Communications Equipment – 0.3%
33,150	Cisco Systems, Inc.	1,132,073
18,368	Juniper Networks, Inc.	456,077
7,016	Palo Alto Networks, Inc.*	1,032,755

		2,620,905

Construction & Engineering* – 0.0%
11,396,604	Boart Longyear Ltd.	95,946

Consumer Finance – 0.4%
69,657	Ally Financial, Inc.	1,820,138
7,300	American Express Co.	697,296
36,713	Synchrony Financial	1,197,578

		3,715,012

Containers & Packaging – 0.2%
61,214	Graphic Packaging Holding Co.	948,205
26,680	Owens-Illinois, Inc.*	637,385

		1,585,590

Common Stocks – (continued)
Diversified Consumer Services*(k) – 0.0%
19,321	The Gymboree Corp.	426,961

Diversified Financial Services – 0.5%
12,801	Berkshire Hathaway, Inc. Class B*	2,393,019
8,540	Groupe Bruxelles Lambert SA	917,253
46,210	Leucadia National Corp.	1,169,113

		4,479,385

Diversified Telecommunication Services – 0.1%
39,804	Cellnex Telecom SA(a)	988,013
10,305	Consolidated Communications Holdings, Inc.	197,547

		1,185,560

Electric Utilities* – 0.0%
138,462	TCEH Corp.	129,185

Electronic Equipment, Instruments & Components – 0.1%
13,380	TE Connectivity Ltd.	1,217,179

Energy Equipment & Services – 0.1%
12,469	Halliburton Co.	532,925

Equity Real Estate Investment Trusts (REITs) – 0.2%
73,798	DDR Corp.	566,031
39,159	Equity Commonwealth*	1,176,728

		1,742,759

Food & Staples Retailing*(a) – 0.0%
5,793	Lenta Ltd.	36,554

Food Products* – 0.0%
13,123	Blue Buffalo Pet Products, Inc.	379,648

Health Care Equipment & Supplies – 1.2%
29,224	Becton Dickinson & Co.	6,098,172
76,086	Boston Scientific Corp.*	2,141,060
8,775	C.R. Bard, Inc.	2,870,039

		11,109,271

Health Care Providers & Services – 0.4%
3,826	Aetna, Inc.	650,535
5,004	HCA Healthcare, Inc.*	378,552
3,660	Millennium Health LLC*	1,830
30,690	Universal Health Services, Inc. Class B	3,151,863

		4,182,780

Hotels, Restaurants & Leisure – 0.1%
6,119	McDonald’s Corp.	1,021,322

Household Durables – 0.2%
33,336	D.R. Horton, Inc.	1,473,785

Independent Power and Renewable Electricity Producers – 0.1%
37,889	Vistra Energy Corp.	736,562

Industrial Conglomerates – 0.1%
22,900	General Electric Co.	461,664
6,190	Jardine Strategic Holdings Ltd.	259,640

		721,304

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Insurance(i) – 0.4%
29,926	American International Group, Inc.	$1,933,519
9,880	Aon PLC	1,417,088

		3,350,607

Internet & Direct Marketing Retail – 0.2%
2,508	Expedia, Inc.	312,647
12,149	Liberty Expedia Holdings, Inc. Class A*	560,069
17,745	Liberty Ventures Series A*	1,010,755

		1,883,471

Internet Software & Services* – 0.7%
1,577	Alphabet, Inc. Class A	1,629,104
661	Alphabet, Inc. Class C	671,999
3,838	Baidu, Inc. ADR	936,242
13,247	Facebook, Inc. Class A	2,385,255
12,091	IAC/InterActiveCorp.	1,560,343

		7,182,943

IT Services – 0.7%
24,448	Cognizant Technology Solutions Corp. Class A	1,849,980
6,924	DST Systems, Inc.	405,885
21,331	DXC Technology Co.(j)	1,952,213
99,801	First Data Corp. Class A*	1,777,456
13,366	Vantiv, Inc. Class A*	935,620

		6,921,154

Life Sciences Tools & Services – 0.1%
3,120	Thermo Fisher Scientific, Inc.	604,750

Machinery* – 0.0%
9,706	SPX Corp.	284,289

Media – 0.9%
34,135	DISH Network Corp. Class A*	1,656,913
15,437	Liberty Global PLC Class A*	476,231
17,206	Liberty Global PLC Series C*	514,287
20,858	Liberty Media Corp.-Liberty SiriusXM Class A*	869,987
18,741	Lions Gate Entertainment Corp. Class A*	543,864
35,399	Lions Gate Entertainment Corp. Class B*	979,136
8,738	Naspers Ltd.	2,128,861
36,927	Regal Entertainment Group Class A	603,757
21,898	World Wrestling Entertainment, Inc. Class A	580,954
41,873	WPP PLC	740,282

		9,094,272

Metals & Mining – 0.0%
3,740	Alcoa Corp.*	178,697
53,835	Ferroglobe Representation & Warranty Insurance Trust*(f)	—
13,110	MMC Norilsk Nickel PJSC ADR	241,972

		420,669

Common Stocks – (continued)
Multi-Utilities – 0.7%
161,050	Engie SA	2,722,062
81,270	Innogy SE(a)	3,779,539

		6,501,601

Oil, Gas & Consumable Fuels – 0.3%
39,859	Amplify Energy Corp.*	428,484
5,233	ConocoPhillips	267,668
118	Energy & Exploration Partners, Inc.*(f)	—
37,990	Gazprom PJSC ADR	162,787
2,636	Linn Energy, Inc.*	101,618
4,360	LUKOIL PJSC ADR	231,596
1,860	Occidental Petroleum Corp.	120,100
17,100	Rosneft Oil Co. PJSC GDR	93,708
2,009	SandRidge Energy, Inc.*	37,709
14,738	TransCanada, Corp.	699,760
22,449	Western Gas Partners LP	1,075,083

		3,218,513

Personal Products – 0.2%
4,346	Beiersdorf AG	488,884
6,573	The Estee Lauder Cos., Inc. Class A	734,927
5,260	Unilever NV	305,553

		1,529,364

Pharmaceuticals – 0.2%
22,230	Mylan NV*	793,833
48,325	Ono Pharmaceutical Co. Ltd.	1,107,566

		1,901,399

Road & Rail – 0.6%
52,574	CSX Corp.	2,651,307
8,173	Genesee & Wyoming, Inc. Class A*	586,658
17,792	Union Pacific Corp.	2,060,135

		5,298,100

Semiconductors & Semiconductor Equipment – 0.1%
9,510	Analog Devices, Inc.	868,263
7,530	QUALCOMM, Inc.	384,105

		1,252,368

Software – 0.7%
17,150	Microsoft Corp.(i)	1,426,537
1,646	MModal, Inc.*	37,847
183,315	Nuance Communications, Inc.*	2,702,063
45,840	Oracle Corp.(i)	2,333,256
7,308	Verint Systems, Inc.*	308,398

		6,808,101

Specialty Retail – 0.3%
32,070	CarMax, Inc.*	2,408,457
3,059	The Home Depot, Inc.	507,121

		2,915,578

Technology Hardware, Storage & Peripherals – 0.3%
62,372	NetApp, Inc.	2,770,564

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 0.1%
13,965	OceanFirst Financial Corp.	$387,529
26,945	United Financial Bancorp, Inc.	493,363

		880,892

Transportation Infrastructure – 0.1%
16,344	Macquarie Infrastructure Corp.	1,136,725

Wireless Telecommunication Services – 0.3%
65,936	PLAY Communications SA*(a)	666,615
597,606	VEON Ltd. ADR	2,336,639

		3,003,254

TOTAL COMMON STOCKS
(Cost $136,492,946)		$163,562,942

Principal Amount	Interest Rate		Maturity Date	Value
Bank Loans(l) – 2.7%
Aerospace(c) – 0.0%
Doncasters US Finance LLC (3M LIBOR + 3.500%)
$375,547	4.833%		04/09/20	$363,811

Automotive – Parts(c) – 0.0%
Gates Global LLC (3M LIBOR + 3.250%)
401,606	4.583		04/01/24	404,168

Building Materials(c) – 0.1%
Quikrete Holdings, Inc. (1M LIBOR + 2.750%)
424,363	3.992		11/15/23	426,247

Commercial Services & Supplies(c) – 0.0%
Fort Dearborn Co. (3M LIBOR + 4.000%)
267,765	5.336		10/19/23	268,769

Consumer Cyclical Services(c) – 0.1%
Monitronics International, Inc. (3M LIBOR + 5.500%)
649,474	6.833		09/30/22	642,778

Consumer Products – Household & Leisure(c) – 0.1%
Calceus Acquisition, Inc. (1M LIBOR + 4.000%)
436,239	5.250		01/31/20	407,067
Libbey Glass, Inc. (1M LIBOR + 3.000%)
54,545	4.238		04/09/21	51,273
Revlon Consumer Products Corp. (1M LIBOR + 3.500%)
441,808	4.742		09/07/23	380,507

				838,847

Diversified Telecommunication Services(c) – 0.1%
CenturyLink, Inc.
400,000	2.750		01/31/25	394,668
Sprint Communications, Inc. (1M LIBOR + 2.500%)
598,496	3.750		02/02/24	600,489
Windstream Corp.(1M LIBOR + 4.000%)
199,244	5.240		03/29/21	186,293

				1,181,450

Energy(c) – 0.1%
KCA Deutag US Finance LLC (3M LIBOR + 5.750%)
527,071	7.065		05/15/20	506,810

Bank Loans(l) – (continued)
Energy – Exploration & Production(c)(f) – 0.0%
Energy & Exploration Partners, Inc. (6M PIK + 13.000%)
93,145	13.000		11/12/21	89,419
(3M LIBOR + 5.000%)
48,060	5.000		05/13/22	2,403

				91,822

Finance(c) – 0.0%
Quality Care Properties, Inc. (1M LIBOR + 5.250%)
384,685	6.492		10/31/22	387,332

Gaming(c) – 0.3%
Affinity Gaming LLC (1M LIBOR + 8.250%)
599,954	9.492		09/14/24	606,704
Caesars Entertainment Operating Co., Inc. (1M LIBOR + 2.500%)
196,705	3.742		10/06/24	196,829
Mashantucket (Western) Pequot Tribe (1M LIBOR + 4.000%)
140,334	5.242		07/01/18	132,149
(1M LIBOR + 8.125%)
1,874,362	9.375	(f)	06/30/20	1,780,644

				2,716,326

Health Care – Medical Products(c) – 0.1%
Carestream Health, Inc. (3M LIBOR + 4.000%)
860,003	5.333		06/07/19	861,293

Health Care – Services(c) – 0.3%
Air Medical Group Holdings, Inc. (1M LIBOR + 3.250%)
421,232	4.492		04/28/22	420,495
BioClinica, Inc. (3M LIBOR + 4.250%)
148,050	5.625		10/20/23	145,089
Change Healthcare Holdings, Inc. (1M LIBOR + 2.750%)
282,378	3.992		03/01/24	283,869
Community Health Systems, Inc. (3M LIBOR + 3.000%)
301,841	4.317		01/27/21	291,724
Ortho-Clinical Diagnostics, Inc. (3M LIBOR + 3.750%)
813,637	5.083		06/30/21	817,371
Team Health Holdings, Inc. (1M LIBOR + 2.750%)
589,909	3.992		02/06/24	584,747

				2,543,295

Media – Broadcasting & Radio(c) – 0.2%
AP NMT Acquisition BV (3M LIBOR + 5.750%)
448,639	7.085		08/13/21	431,734
Communications Sales & Leasing, Inc. (1M LIBOR + 3.000%)
498,744	4.242		10/24/22	478,485
Cumulus Media Holdings, Inc. (1M LIBOR + 3.250%)
894,356	4.500		12/23/20	775,854
ION Media Networks, Inc. (1M LIBOR + 3.000%)
390,014	4.250		12/18/20	392,451

				2,078,524

Media – Cable(c) – 0.1%
Virgin Media Investment Holdings Ltd. (1M LIBOR + 2.750%)
719,298	3.989		01/31/25	721,995

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(l) – (continued)
Media – Non Cable(c) – 0.1%
Advantage Sales & Marketing, Inc. (3M LIBOR + 3.250%)
$97,010	4.628%	07/23/21	$91,704
305,568	4.630	07/25/21	288,856
Cengage Learning Acquisitions, Inc. (1M LIBOR + 4.250%)
672,370	5.485	06/07/23	628,875
McGraw-Hill Global Education Holdings LLC (1M LIBOR + 4.000%)
387,223	5.242	05/04/22	386,174

			1,395,609

Pharmaceuticals(c) – 0.2%
Lantheus Medical Imaging, Inc. (1M LIBOR + 4.500%)
398,997	5.742	06/30/22	400,993
Patterson Medical Holdings, Inc. (3M LIBOR + 4.750%)
692,417	6.083	08/28/22	673,375
Valeant Pharmaceuticals International, Inc. (1M LIBOR + 4.750%)
340,013	5.990	04/01/22	347,453

			1,421,821

Real Estate(c) – 0.1%
DTZ U.S. Borrower LLC (3M LIBOR + 3.250%)
391,804	4.583	11/04/21	393,947
Empire Generating Co. LLC (12M LIBOR + 4.250%)
368,048	5.630	03/14/21	333,083
(3M LIBOR + 4.250%)
36,388	5.630	03/14/21	32,932

			759,962

Restaurants(c) – 0.1%
Red Lobster Management LLC (1M LIBOR + 5.250%)
755,415	6.492	07/28/21	766,746

Semiconductors(c) – 0.0%
Bright Bidco B.V. (1M LIBOR + 4.500%)
384,832	5.742	06/30/24	389,803

Services Cyclical – Business Services(c) – 0.2%
Acosta Holdco, Inc. (1M LIBOR + 3.250%)
444,374	4.492	09/26/21	391,049
Brickman Group Ltd. (3M LIBOR + 3.000%)
385,261	4.380	12/18/20	387,507
Koosharem LLC (3M LIBOR + 6.500%)
413,664	7.833	05/16/20	394,843
Tribune Publishing Co. (1M LIBOR + 4.750%)
390,182	5.992	08/04/21	395,060

			1,568,459

Technology – Software(c) – 0.0%
Aricent Technologies Ltd. (1M LIBOR + 4.500%)
398,971	5.739	04/14/21	400,092

Technology – Software/Services(c) – 0.5%
BMC Software Finance, Inc. (1M LIBOR + 3.750%)
374,692	4.992	09/10/22	377,195
CompuCom Systems, Inc. (1M LIBOR + 3.250%)
1,173,717	4.492	05/09/20	1,153,177
Go Daddy Operating Co. LLC (3M LIBOR + 2.500%)
401,766	3.742	02/15/24	403,775

Bank Loans(l) – (continued)
Technology – Software/Services(c) – (continued)
MModal, Inc. (3M LIBOR + 7.750%)
2,034,389	9.130	01/31/20	1,968,271
Syniverse Holdings, Inc. (1M LIBOR + 3.000%)
199,864	4.242	04/23/19	194,424
(3M LIBOR + 3.000%)
526,506	4.333	04/23/19	512,175

			4,609,017

Telecommunications – Cellular – 0.0%
Sable International Finance Ltd.
290,112	3.500	01/31/25	291,154

Textiles(c) – 0.0%
Indra Holdings Corp. (3M LIBOR + 4.250%)
635,308	5.630	05/01/21	378,008

TOTAL BANK LOANS
(Cost $25,587,041)			$26,014,138

Asset-Backed Securities(f) – 0.0%
Other – 0.0%
EFIH Intercompany Claim
$105,640	1.000%	11/02/26	$12,677
(Cost $70,532)

Foreign Debt Obligations – 1.5%
	Hellenic Republic Government Bond(a)
EUR	842,000	4.750%		04/17/19	1,018,039	$1,002,812
	National Highways Authority of India
INR	80,000,000	7.300			05/18/22	1,250,555
	Provincia de Buenos Aires(a)
	$220,000	9.125			03/16/24	256,850
	Republic of Argentina
ARS	25,281,133	21.200			09/19/18	1,400,383
EUR	1,150,000	3.875			01/15/22	1,384,788
	1,850,860	7.820			12/31/33	2,457,809
ARS	12,479,551	26.250	(c)		06/21/20	755,929
	EUR 310,000	2.260	(g)		12/31/38	250,064
	280,000	2.260	(g)		12/31/38	230,757
	Republic of Iraq
	$301,000	6.752		03/09/23	305,017	301,752
	Republic of Paraguay
	552,000	4.625		01/25/23	580,329	584,430
	Russian Federation Bond
	2,000,000	4.500		04/04/22	2,122,038	2,130,000
	United Mexican States
	13,870,000	6.500			06/09/22	705,462
	26,620,000	6.500			06/10/21	1,360,803

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $14,101,579)					$14,072,394

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – 0.1%
Puerto Rico(d) – 0.1%
Puerto Rico Commonwealth GO Bonds (Unrefunded) (Balance-Public Improvement) Series A(b)
$115,000	5.000%		07/01/33	$33,637
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A(b)
45,000	5.750		07/01/41	13,162
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C(b)
15,000	6.000		07/01/39	4,388
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A(b)
5,000	6.500		07/01/40	1,463
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(b)
5,000	4.000		07/01/24	1,419
420,000	5.750		07/01/28	122,850
70,000	5.125		07/01/37	20,475
255,000	5.500		07/01/39	74,587
20,000	5.000		07/01/41	5,850
Puerto Rico Commonwealth GO Bonds Series 2007 A(b)
5,000	5.250		07/01/29	1,463
5,000	5.250		07/01/33	1,463
85,000	5.250		07/01/37	24,862
Puerto Rico Commonwealth GO Bonds Series 2014 A(b)
495,000	8.000		07/01/35	147,262
Puerto Rico Government Development Bank Revenue Bonds (Senior Notes) Series A(b)
130,000	4.375		02/01/19	36,404
85,000	5.500		08/01/20	23,800
Puerto Rico Government Development Bank Revenue Bonds (Senior Notes) Series B
45,000	4.704	(b)	05/01/16	12,600
50,000	5.000		12/01/16	14,000
10,000	5.000	(b)	12/01/17	2,800
Puerto Rico Government Development Bank Revenue Bonds (Senior Notes) Series C(b)
90,000	5.400		08/01/19	25,200
Puerto Rico Government Development Bank Revenue Bonds (Senior Notes) Series H(b)
590,000	5.000		08/01/23	165,200

				732,885

Texas(b) – 0.0%
Texas State Public Finance Authority RB (Taxable Windstrom Insurance) Series 2014
395,000	8.250		07/01/24	410,990

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,690,602)				$1,143,875

U.S. Treasury Obligations – 8.5%
United States Treasury Bill(e)
$69,000,000	0.000%		01/18/18	$68,837,802
United States Treasury Note
13,900,000	0.750		07/31/18	13,833,836

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $82,677,852)				$82,671,638

Shares		Rate	Value
Preferred Stocks – 0.1%
Auto Manufacturers – 0.0%
	Porsche Automobil Holding SE
	$5,230	1.480%	$382,708

Oil & Gas – 0.0%
	Surgutneftegas OJSC
RUB	117,730	0.000	58,350

Real Estate(a)(e) – 0.1%
	VICI Properties, Inc.
	$6,600	0.000	519,750

	TOTAL PREFERRED STOCKS – 0.1%
	(Cost $468,303)		$960,808

Units	Expiration Date	Value
Warrant* – 0.0%
Independent Power and Renewable Electricity Producers – 0.0%
Dynegy, Inc.
6,085	02/02/24	$1,643

Oil, Gas & Consumable Fuels – 0.0%
Midstates Petroleum Co., Inc.
3,926	04/01/20	—
SandRidge Energy, Inc.
1,740	10/04/22	1,566
SandRidge Energy, Inc.
732	10/04/22	585

		2,151

TOTAL WARRANT
(Cost $–)		$3,794

Shares	Distribution Rate	Value
Investment Company – 1.5%(m)
Goldman Sachs Financial Square Government Fund – Institutional Shares
15,046,238	0.932%	$15,046,238
(Cost $15,046,238)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(n) – 43.0%
Repurchase Agreements – 43.0%
Joint Repurchase Agreement Account II
$417,700,000	1.070%	11/01/17	$417,700,000
(Cost $417,700,000)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 79.7%
(Cost $748,441,777)			$773,861,099

Shares	Description	Value
Common Stocks Sold Short – (0.3)%
Commercial Services & Supplies – (0.0)%
1,510	Pitney Bowes, Inc.	$(20,747)

Diversified Telecommunication Services – (0.0)%
1,300	Verizon Communications, Inc.	(62,231)

Internet Software & Services – (0.3)%
54,200	Tencent Holdings Ltd.	(2,436,024)

Trading Companies & Distributors – (0.0)%
108	W.W. Grainger, Inc.	(21,352)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(1,272,792))		$(2,540,354)

Shares	Rate	Value
Preferred Stock Sold Short – (0.0)%
Auto Manufacturers – (0.0)%
Volkswagen AG
1,940	0.000%	$(355,220)
(Cost $(295,665))

Shares	Description	Value
Exchange Traded Funds Sold Short – (0.9)%
8,210	iShares Core S&P U.S. Growth ETF	$(428,069)
3,220	iShares Russell 2000 ETF	(480,617)
2,070	iShares US Real Estate ETF	(165,435)
30,771	SPDR S&P 500 ETF Trust	(7,912,763)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $(7,447,200))		$(8,986,884)

TOTAL SECURITIES SOLD SHORT – (1.2)%
(Cost $(9,015,657))		$(11,882,458)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 21.5%		208,522,027

NET ASSETS – 100.0%		$970,500,668

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $27,708,166, which represents approximately 2.9% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate disclosed is that which is in effect on October 31, 2017.
(d)	Security is currently in default.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2017.
(h)	Pay-in-kind securities.
(i)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $8,621,974, which represents approximately 0.9% of net assets as of October 31, 2017.
(j)	A portion of this security is pledged as collateral for initial margin requirements on centrally cleared swap transactions. Total market value pledged as collateral amounts to $1,961,360, which represents approximately 0.2% of net assets as of October 31, 2017.
(k)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $426,961, which represents approximately 0% of net assets as of October 31, 2017.

	Restricted Security	Acquisition Date	Cost
	The Gymboree Corp.	10/02/17	$321,980
(l)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on October 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(m)	Represents an Affiliated Issuer.
(n)	Joint repurchase agreement was entered into on October 31, 2017. Additional information appears on page 58.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
CZK	—Czech Koruna
DKK	—Danish Krone
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand
Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
BUBOR	—Budapest Interbank Offered Rate
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
GO	—General Obligation
GP	—General Partnership
JIBAR	—Johannesburg Interbank Agreed Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NR	—Not Rated
PLC	—Public Limited Company
RB	—Revenue Bond
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At October 31, 2017, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Energy & Exploration Partners, Inc., due 11/12/21(a)	$31,571	$30,308	$(1,263)

(a)	Significant unobservable inputs were used in the valuation of this investment; i.e. Level 3.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CHF	75,000	USD	75,325	$75,463	12/22/17	$138
	EUR	362,000	USD	422,415	422,987	12/22/17	573
	GBP	9,482,000	USD	12,582,779	12,614,874	12/22/17	32,098
	JPY	163,410,000	USD	1,438,635	1,441,095	12/22/17	2,460
	USD	4,131,038	AUD	5,210,000	3,985,444	12/22/17	145,594
	USD	4,354,628	CAD	5,377,000	4,170,183	12/22/17	184,442
	USD	15,913,710	CHF	15,461,000	15,556,472	12/22/17	357,233
	USD	6,670,195	EUR	5,600,000	6,543,446	12/22/17	126,746
	USD	1,230,420	GBP	907,000	1,206,675	12/22/17	23,745
	USD	19,897,581	JPY	2,218,833,000	19,567,659	12/22/17	329,920
	USD	1,154,786	MXN	21,016,000	1,086,188	12/22/17	68,597
	USD	7,525,222	NZD	10,835,000	7,407,357	12/22/17	117,865
Barclays Bank PLC	CZK	33,910,500	EUR	1,300,000	1,543,804	12/15/17	25,490
	USD	854,780	BRL	2,784,360	850,702	11/03/17	4,078
	USD	1,075,622	CNH	7,110,293	1,068,459	12/20/17	7,163
	USD	936,312	EUR	784,000	915,660	12/15/17	20,652
	USD	6,753,571	EUR	5,621,365	6,567,544	12/20/17	186,027
	USD	4,672,119	MXN	85,220,873	4,406,020	12/20/17	266,099
	USD	1,711,591	RUB	100,130,000	1,700,808	12/20/17	10,783
	USD	2,250,634	TRY	8,397,487	2,180,707	12/20/17	69,929
	USD	2,755,006	ZAR	37,856,051	2,654,069	12/20/17	100,936
Deutsche Bank AG (London)	CHF	95,000	USD	95,084	95,417	11/30/17	333
	EUR	225,000	USD	261,770	262,525	11/30/17	755
	GBP	2,320,000	USD	3,043,896	3,083,999	11/30/17	40,104
	JPY	80,764,000	USD	710,252	711,225	11/30/17	972
	USD	1,515,966	DKK	9,540,000	1,496,020	11/30/17	19,946
	USD	4,435,620	EUR	3,750,000	4,375,423	11/30/17	60,197
JPMorgan Securities, Inc.	GBP	7,118,053	USD	9,400,085	9,469,168	12/20/17	69,085
	JPY	170,867,850	USD	1,503,573	1,506,668	12/20/17	3,095
	NOK	41,269,890	USD	5,050,995	5,059,401	12/20/17	8,405
	NZD	2,550,757	USD	1,742,938	1,743,883	12/20/17	950
	USD	29,947,089	AUD	38,027,629	29,090,115	12/20/17	856,972
	USD	27,889,525	CAD	34,621,279	26,850,132	12/20/17	1,039,391
	USD	50,705,622	EUR	42,674,041	49,856,870	12/20/17	848,749
	USD	18,618,330	GBP	13,901,957	18,493,816	12/20/17	124,517
	USD	27,846,794	JPY	3,103,425,187	27,365,201	12/20/17	481,597
	USD	49,920,005	NOK	398,159,197	48,811,543	12/20/17	1,108,460
	USD	46,952,395	NZD	65,274,064	44,626,151	12/20/17	2,326,246
	USD	66,454,004	SEK	529,220,275	63,420,311	12/20/17	3,033,694
MS & Co. Int. PLC	BRL	14,502,840	USD	4,400,000	4,405,302	12/20/17	5,302
	CHF	325,000	USD	325,788	326,426	11/30/17	638
	EUR	120,000	USD	139,514	140,014	11/30/17	499
	EUR	4,400,000	USD	5,137,176	5,140,601	12/20/17	3,425
	GBP	285,000	USD	374,076	378,853	11/30/17	4,777
	KRW	4,168,050,000	USD	3,700,000	3,728,631	12/20/17	28,631
	MXN	87,174,000	USD	4,500,000	4,506,999	12/20/17	6,999
	USD	7,956,614	AUD	10,100,000	7,726,230	12/20/17	230,384
	USD	8,000,000	BRL	25,532,800	7,755,700	12/20/17	244,300
	USD	7,100,000	CAD	8,907,626	6,908,208	12/20/17	191,792
	USD	723,199	CAD	886,000	687,300	01/11/18	35,899
	USD	6,900,000	CHF	6,554,544	6,593,954	12/20/17	306,046
	USD	3,800,000	CLP	2,377,660,000	3,733,450	12/20/17	66,550

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	18,302,556	EUR	15,500,000	$18,108,937	12/20/17	$193,619
	USD	7,200,569	EUR	6,011,000	7,032,064	01/11/18	168,505
	USD	9,200,000	JPY	1,016,263,096	8,961,145	12/20/17	238,855
	USD	24,600,000	MXN	456,318,730	23,592,219	12/20/17	1,007,781
	USD	734,112	PLN	2,633,000	723,727	01/11/18	10,386
	USD	6,400,000	RUB	374,400,000	6,359,559	12/20/17	40,441
	USD	14,500,000	SEK	116,813,171	13,998,570	12/20/17	501,430
	USD	10,600,000	TRY	39,650,524	10,296,671	12/20/17	303,329
	USD	35,500,000	ZAR	486,250,541	34,090,788	12/20/17	1,409,213
UBS AG (London)	CNY	13,984,950	USD	2,100,000	2,103,949	11/30/17	3,949
	INR	130,255,000	USD	2,000,000	2,006,547	11/30/17	6,547
	INR	9,121,375	USD	139,971	140,513	11/30/17	541
	USD	340,000	RUB	19,903,600	339,467	11/30/17	534
	USD	800,000	RUB	46,464,000	792,468	11/30/17	7,532
	USD	2,300,000	MXN	43,207,800	2,233,894	12/20/17	66,106
TOTAL							$17,188,046

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	21,290,000	USD	17,022,275	$16,286,009	12/22/17	$(736,266)
	CAD	21,290,000	USD	17,478,372	16,511,667	12/22/17	(966,705)
	CHF	11,039,000	USD	11,520,633	11,107,168	12/22/17	(413,465)
	EUR	19,412,000	USD	23,203,560	22,682,389	12/22/17	(521,171)
	GBP	5,523,000	USD	7,472,934	7,347,809	12/22/17	(125,122)
	JPY	401,024,000	USD	3,621,110	3,536,590	12/22/17	(84,521)
	MXN	88,709,000	USD	4,906,282	4,584,827	12/22/17	(321,455)
	NZD	8,871,000	USD	6,415,140	6,064,666	12/22/17	(350,474)
	USD	127,578	AUD	167,000	127,748	12/22/17	(170)
	USD	1,631,820	CHF	1,623,000	1,633,022	12/22/17	(1,202)
	USD	1,402,467	EUR	1,204,000	1,406,841	12/22/17	(4,374)
	USD	5,146,409	GBP	3,897,000	5,184,579	12/22/17	(38,170)
	USD	351,008	JPY	39,834,000	351,291	12/22/17	(284)
	USD	71,667	MXN	1,391,000	71,892	12/22/17	(225)
	USD	2,728,439	NZD	3,991,000	2,728,450	12/22/17	(12)
Barclays Bank PLC	BRL	5,400,740	USD	1,703,610	1,650,081	11/03/17	(53,528)
	BRL	2,784,360	USD	851,460	847,292	12/04/17	(4,168)
	EUR	2,253,933	USD	2,688,865	2,633,313	12/20/17	(55,550)
	MXN	21,526,645	USD	1,116,947	1,112,953	12/20/17	(3,994)
	RUB	50,065,000	USD	860,763	850,404	12/20/17	(10,359)
	TRY	4,816,545	USD	1,350,612	1,250,788	12/20/17	(99,823)
	USD	792,843	BRL	2,616,381	799,380	11/03/17	(6,537)
	USD	1,675,420	KRW	1,895,821,749	1,695,954	12/20/17	(20,533)
	ZAR	29,024,777	USD	2,088,453	2,034,913	12/20/17	(53,540)
Deutsche Bank AG (London)	CHF	4,973,000	USD	5,029,303	4,994,827	11/30/17	(34,476)
	EUR	6,666,000	USD	7,884,758	7,777,752	11/30/17	(107,006)
	USD	116,021	EUR	100,000	116,678	11/30/17	(657)
	USD	1,167,701	GBP	890,000	1,183,086	11/30/17	(15,385)
	USD	478,640	JPY	54,457,000	479,559	11/30/17	(920)
	USD	1,570,534	KRW	1,767,997,000	1,581,463	11/30/17	(10,930)
	USD	360,000	RUB	21,182,400	361,277	11/30/17	(1,277)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	AUD	47,631,932	USD	37,345,271	$36,437,147	12/20/17	$(908,119)
	CAD	76,151,128	USD	61,243,263	59,058,128	12/20/17	(2,185,138)
	EUR	45,047,161	USD	53,680,910	52,629,429	12/20/17	(1,051,484)
	GBP	17,798,484	USD	24,005,037	23,677,378	12/20/17	(327,661)
	JPY	4,416,784,983	USD	39,864,681	38,946,071	12/20/17	(918,613)
	NOK	179,974,778	USD	22,936,254	22,063,656	12/20/17	(872,600)
	NZD	88,024,223	USD	63,388,652	60,179,828	12/20/17	(3,208,823)
	SEK	265,448,361	USD	32,772,543	31,810,603	12/20/17	(961,932)
	USD	1,954,862	EUR	1,675,833	1,957,907	12/20/17	(3,045)
	USD	8,102,932	GBP	6,123,364	8,145,930	12/20/17	(42,997)
	USD	6,692,605	JPY	760,728,048	6,707,902	12/20/17	(15,295)
	USD	1,454,962	NZD	2,130,120	1,456,307	12/20/17	(1,346)
MS & Co. Int. PLC	AUD	10,100,000	USD	7,914,393	7,726,230	12/20/17	(188,164)
	BRL	26,006,080	USD	8,000,000	7,899,461	12/20/17	(100,539)
	CAD	9,033,814	USD	7,100,000	7,006,071	12/20/17	(93,929)
	CAD	886,000	USD	700,170	687,300	01/11/18	(12,870)
	CHF	4,420,564	USD	4,600,000	4,447,143	12/20/17	(152,857)
	CLP	12,169,180,000	USD	19,400,000	19,108,293	12/20/17	(291,708)
	EUR	15,500,000	USD	18,416,398	18,108,937	12/20/17	(307,461)
	EUR	760,000	USD	900,843	889,098	01/11/18	(11,746)
	JPY	1,006,787,326	USD	9,200,000	8,877,590	12/20/17	(322,410)
	MXN	419,801,276	USD	22,400,000	21,704,224	12/20/17	(695,776)
	PLN	228,000	USD	63,404	62,670	01/11/18	(734)
	RUB	554,089,000	USD	9,500,000	9,411,757	12/20/17	(88,243)
	SEK	43,752,895	EUR	4,600,000	5,243,227	12/20/17	(131,038)
	SEK	116,304,164	USD	14,500,000	13,937,573	12/20/17	(562,427)
	TRY	38,363,068	USD	10,600,000	9,962,338	12/20/17	(637,662)
	USD	7,413,595	AUD	9,700,000	7,420,240	12/20/17	(6,645)
	USD	4,400,000	BRL	14,520,792	4,410,755	12/20/17	(10,755)
	USD	4,600,000	CLP	2,946,300,000	4,626,340	12/20/17	(26,340)
	USD	114,111	DKK	730,000	114,475	11/30/17	(364)
	USD	353,826	EUR	305,000	355,868	11/30/17	(2,042)
	USD	3,700,000	KRW	4,185,676,800	3,744,399	12/20/17	(44,399)
	USD	4,400,000	MXN	85,377,450	4,414,115	12/20/17	(14,115)
	USD	2,200,000	ZAR	31,534,800	2,210,889	12/20/17	(10,889)
	ZAR	352,401,213	USD	25,500,000	24,706,675	12/20/17	(793,325)
UBS AG (London)	USD	470,385	CNY	3,133,235	471,376	11/30/17	(992)
	USD	1,000,000	CNY	6,664,500	1,002,633	11/30/17	(2,633)
TOTAL							$(19,049,415)

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	47	12/07/17	$8,910,225	$50,478
10 Year Mini Japanese Government Bonds	14	12/12/17	1,852,918	(1,212)
10 Year U.K. Long Gilt	188	12/27/17	31,044,231	(262,409)
10 Year U.S. Treasury Notes	858	12/19/17	107,196,375	(122,539)
2 Year German Euro-Schatz	130	12/07/17	17,000,338	13,837
3 Month Euribor Interest Rate	177	12/17/18	51,683,761	50,861

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts: (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
3 Month Sterling Interest Rate	220	03/21/18	$36,283,066	$(7,451)
3 Month Sterling Interest Rate	220	06/20/18	36,246,542	(7,451)
3 Month Sterling Interest Rate	265	12/19/18	43,603,414	(158,741)
5 Year German Euro-Bobl	130	12/07/17	19,955,503	38,878
Amsterdam Exchanges Index	8	11/17/17	1,028,143	12,376
Australian 10 Year Government Bonds	336	12/15/17	33,135,532	375,495
Brent Crude	48	11/30/17	2,925,120	169,301
British Pound	2	12/18/17	166,262	2,032
CAC40 Index	64	11/17/17	4,101,388	92,889
Copper	61	12/18/17	10,417,656	398,156
DAX Index	67	12/15/17	25,797,747	773,518
DJIA E-Mini Index	59	12/15/17	6,880,875	389,732
E-mini Financial Select Sector	41	12/15/17	3,351,750	231,222
E-mini Russell 2000 Index	10	12/15/17	751,350	9,032
Euro Stoxx 50 Index	163	12/15/17	6,983,436	286,716
FTSE 100 Index	79	12/15/17	7,835,189	35,831
FTSE/MIB Index	11	12/15/17	1,459,056	12,031
Gasoline RBOB	40	11/30/17	2,910,600	241,064
Gold 100 Oz	46	12/27/17	5,844,300	(174,608)
Hang Seng Index	4	11/29/17	722,947	2,298
Japan 10 Year Government Bonds	7	12/13/17	9,263,357	(39,502)
Low Sulphur Gas Oil	62	12/12/17	3,396,050	228,387
Mini MSCI Emerging Market	40	12/15/17	2,248,400	10,613
MSCI Singapore Index	51	11/29/17	1,417,831	10,383
Nasdaq 100 E-Mini Index	44	12/15/17	5,499,780	175,545
Nikkei 225 Index	43	12/07/17	8,300,866	756,435
NY Harbor ULSD	44	11/30/17	3,475,164	206,695
Primary Aluminum	89	12/18/17	4,789,312	118,730
S&P 500 E-Mini Index	530	12/15/17	68,176,550	1,223,750
S&P/Toronto Stock Exchange 60 Index	114	12/14/17	16,711,635	263,503
Silver	19	12/27/17	1,585,835	(47,272)
Soybean	41	03/14/18	2,039,750	(6,839)
SPI 200 Index	140	12/21/17	15,772,330	356,802
Topix Index	153	12/07/17	23,722,703	1,772,960
U.S. Long Bonds	113	12/19/17	17,228,969	(55,998)
Zinc	51	12/18/17	4,194,750	216,131
Total				$7,641,659
Short position contracts:
10 Year German Euro-Bund	(153)	12/07/17	(29,005,626)	(64,530)
10 Year U.K. Long Gilt	(60)	12/27/17	(9,907,733)	(48,403)
10 Year U.S. Treasury Notes	(15)	12/19/17	(1,874,063)	23,811
2 Year German Euro-Schatz	(92)	12/07/17	(12,031,008)	(15,524)
2 Year U.S. Treasury Notes	(327)	12/29/17	(70,422,516)	71,673
3 Month Euribor Interest Rate	(2)	03/19/18	(439,427)	(25)
3 Month Euribor Interest Rate	(1,128)	09/17/18	(329,473,022)	(84,506)
3 Month Euroswiss	(7)	03/19/18	(1,766,752)	(8)
3 Month Sterling Interest Rate	(3,534)	09/19/18	(581,840,570)	36,537
5 Year German Euro-Bobl	(26)	12/07/17	(3,991,101)	(9,010)
5 Year U.S. Treasury Notes	(442)	12/29/17	(51,796,875)	42,401
ASX 90 Day Bank Accepted Bills	(1,365)	03/08/18	(1,040,239,502)	(242,897)
Australian 10 Year Government Bonds	(89)	12/15/17	(8,776,971)	(121,798)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts: (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Australian 3 Year Government Bonds	(336)	12/15/17	$(28,696,456)	$(157,150)
Australian Dollar	(11)	12/18/17	(841,720)	624
Bank Accept Index	(713)	03/19/18	(135,936,177)	(254,220)
Canada 10 Year Government Bonds	(424)	12/18/17	(45,167,289)	(323,835)
Canadian Dollar	(1)	12/19/17	(77,575)	212
Chicago SRW Wheat	(41)	12/14/17	(857,925)	42,546
Cocoa	(35)	12/12/17	(721,916)	14,006
Coffee	(18)	03/19/18	(868,050)	(9,904)
Copper	(33)	12/18/17	(5,635,781)	(76,401)
Corn	(87)	12/14/17	(1,504,013)	43,362
Cotton No.2	(16)	03/07/18	(546,720)	(9,827)
Crude Oil	(13)	11/20/17	(706,940)	(60,443)
Crude soybean oil	(13)	12/14/17	(271,050)	(8,753)
E-mini Russell 2000 Index	(118)	12/15/17	(8,865,930)	(375,463)
Euro Buxl 30 Year Bonds	(6)	12/07/17	(1,161,029)	7,127
Euro FX	(536)	12/18/17	(78,262,700)	(458,768)
Euro Stoxx 50 Index	(259)	12/15/17	(11,096,380)	(451,861)
Eurodollars	(2,596)	09/17/18	(637,025,950)	204,594
Eurodollars	(633)	12/17/18	(155,203,688)	56,493
FTSE 100 Index	(37)	12/15/17	(3,669,645)	12,416
Gold 100 Oz	(2)	12/27/17	(254,100)	675
Hard Red Winter Wheat	(34)	12/14/17	(708,050)	83,238
Japanese Yen	(171)	12/18/17	(18,838,856)	(23,060)
KOSPI 200 Index	(14)	12/14/17	(1,044,674)	(54,474)
Natural Gas	(51)	11/28/17	(1,476,960)	75,643
OMXS 30 Index	(316)	11/17/17	(6,302,712)	(123,326)
Primary Aluminum	(27)	12/18/17	(1,452,937)	(28,710)
S&P 500 E-Mini Index	(484)	12/15/17	(62,259,340)	(1,440,835)
Soybean Meal	(22)	12/14/17	(685,960)	(11,627)
Sugar No. 11	(44)	02/28/18	(726,387)	3,568
U.S. Dollar Index Future	(34)	12/18/17	(3,210,586)	(94,089)
Ultra 10 Year U.S. Treasury Notes	(120)	12/19/17	(16,070,625)	(152)
Zinc	(16)	12/18/17	(1,316,000)	(71,314)
Total				$(3,901,987)
TOTAL				$3,739,672

SWAP CONTRACTS — At October 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation)*
1 month Brazilian Interbank Deposit Average	8.790%	Barclays Bank PLC	01/04/21	BRL	2,154	$—
	9.255	Barclays Bank PLC	01/04/21		7,753	12,569
TOTAL						$12,569

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.

(a)	Payments made at maturity.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 month JIBAR(a)	6.660%	06/01/19	ZAR	32,288	$(22,210)	$—	$(22,210)
6.660%(a)	3 month JIBAR	06/21/19		32,288	22,411	(1,132)	23,543
7.280(b)	Mexico Interbank TIIE 28 Days	10/14/19	MXN	460,000	(48,747)	—	(48,747)
3 month STIBOR(a)	0.035(c)	10/19/19	SEK	529,000	29,629	—	29,629
3 month STIBOR(a)	0.050(c)	10/19/19		265,000	10,038	—	10,038
2.047(d)	3 month LIBOR	10/18/20		$14,800	24,857	—	24,857
1.922(d)	3 month LIBOR	08/21/22		13,800	95,919	20,994	74,925
Mexico Interbank TIIE 28 Days(b)	6.730	09/06/22	MXN	186,300	(195,858)	32,993	(228,851)
Mexico Interbank TIIE 28 Days(b)	6.730	09/06/22		188,600	(205,493)	(13,722)	(191,771)
6.730(b)	Mexico Interbank TIIE 28 Days	09/06/22		188,600	177,020	231,984	(54,964)
Mexico Interbank TIIE 28 Days(b)	7.115	10/13/22		43,051	(5,105)	—	(5,105)
0.602(c)	3 month STIBOR(a)	10/19/22	SEK	134,000	(34,820)	—	(34,820)
6 month BUBOR(e)	1.010(c)	12/20/22	HUF	750,754	13,678	—	13,678
1.318(e)	6 month GBP(c)	09/01/67	GBP	1,681	110,672	—	110,672
TOTAL					$(28,009)	$271,117	$(299,126)

(a)	Payments made quarterly.
(b)	Payments made monthly.
(c)	Payments made annually.
(d)	Payments made at maturity.
(e)	Payments made semi-annually.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund	Credit Spread at October 31, 2017(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Nordstrom, Inc., 6.950%, 03/15/28	(1.000)%	1.029%	Barclays Bank PLC	12/20/20	$355	$(97)	$3,110	$(3,207)
Republic of South Africa, 5.50%, 03/09/20	(1.000)	1.679	Barclays Bank PLC	06/20/22	2,516	74,145	82,735	(11,526)
Republic of Turkey, 11.876%, 01/15/30	(1.000)	1.684	Barclays Bank PLC	06/20/22	2,652	78,748	84,442	(8,788)
TOTAL						$146,766	$170,287	$(23,521)

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at October 31, 2017(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Macy’s, Inc., 7.450%, 07/15/17	(1.000)%	1.277%	12/20/20	$935	$6,747	$37,733	$(30,986)
Nordstrom, Inc., 6.950%, 03/15/28	(1.000)	1.029	12/20/20	390	(107)	6,153	(6,260)
Republic of South Africa, 5.50%, 03/09/20	(1.000)	1.830	12/20/22	10,392	15,009	13,393	1,616
United Mexican States, 4.15%, 03/28/27	(1.000)	1.071	12/20/22	10,242	20,125	18,978	1,147
TOTAL					$41,774	$76,257	$(34,483)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
3i Group PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	$181	$(2,986)	$—	$(2,986)
Aduro Biotech, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	18	(38,819)	—	(38,819)
Affiliated Managers Group, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	443	19,794	—	19,794
American Express Co.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	759	(29,322)	—	(29,322)
Ameriprise Financial, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	455	(15,923)	—	(15,923)
Anima Holding SpA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	286	22,811	—	22,811
AstraZeneca PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	65	(113,050)	—	(113,050)
Banca Generali SpA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	47	(16,783)	—	(16,783)
Bank of New York Mellon Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	193	11,300	—	11,300
BlackRock, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	1	8,285	(500)	8,785
Bristol-Myers Squibb Co.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	82	(270,143)	—	(270,143)
Capital One Financial Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	801	(52,077)	—	(52,077)
Cerved Information Solutions SpA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	113	76,516	—	76,516
Discover Financial Services(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	818	(20,046)	—	(20,046)
E.ON SE(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	92	16,665	—	16,665
Eaton Vance Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	517	(2,576)	—	(2,576)
Elisa Oyj(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	32	1,475	—	1,475
Encore Capital Group, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	274	(2,369)	—	(2,369)
Enel SpA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	130	21,539	—	21,539
Essent Group Ltd.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	38	13,659	—	13,659
Ezcorp, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	33	(1,637)	—	(1,637)
EZCORP, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	89	(5,428)	—	(5,428)
Federated Investors, Inc. Class B(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	584	(1,507)	—	(1,507)
Financial Engines, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	59	(34,890)	—	(34,890)
FirstCash, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	714	(47,186)	—	(47,186)
Five Prime Therapeutics, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	18	76,457	—	76,457
Franklin Resources, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	169	10,504	—	10,504
GAM Holding AG(a)	1M CHF LIBOR	Deutsche Bank AG (London)	05/10/20	122	60,520	—	60,520
Goodyear Tire & Rubber Co.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	130	(316,122)	—	(316,122)
Green Dot Corp. Class A(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	559	(28,016)	—	(28,016)
Hargreaves Lansdown PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	197	(14,150)	—	(14,150)
Iberdrola SA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	122	28,015	—	28,015
IHS Markit Ltd.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	31	(49,324)	—	(49,324)
Iliad SA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	30	933	—	933
Incyte Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	23	(39,203)	—	(39,203)
Innate Pharma SA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	75	(83,470)	—	(83,470)
Intercontinental Exchange, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	10	(39,022)	—	(39,022)
Invesco Ltd.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	395	3,170	—	3,170
Janus Henderson Group(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	145	1,080	—	1,080
JB Hunt Transport Services, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	4	16,770	—	16,770
KBW Regional Banking Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	1,968	(14,311)	—	(14,311)
KKR & Co. LP(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	66	(13,336)	—	(13,336)
Knight-Swift Transportation Holdings, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	27	56,066	—	56,066
Koninklijke KPN NV(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	58	467	—	467
Marten Transport Ltd.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	7	3,378	—	3,378
Merck & Co., Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	57	(517,959)	—	(517,959)
MGIC Investment Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	24	14,869	—	14,869
Michelin (CDGE) Class B(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	23	46,169	—	46,169
MSCI AC World Daily TR Gross Auto Components USD(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	11,060	(69,752)	—	(69,752)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
MSCI Daily Total Return Gross EMU USD(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	$4,422	$(28,981)	$—	$(28,981)
MSCI Daily TR World Gross Automobiles USD(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	2,804	3,954	—	3,954
MSCI US Diversified Financial Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	2,699	7,513	—	7,513
MSCI World Pharmaceuticals Net Total Return Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	14,894	580,605	—	580,605
NASDAQ Biotechnology Total Return Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	5,718	424,984	—	424,984
Navient Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	211	(8,728)	—	(8,728)
NMI Holdings, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	91	94,358	—	94,358
Novartis AG(a)	1M CHF LIBOR	Deutsche Bank AG (London)	05/10/20	31	(34,932)	—	(34,932)
Orange SA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	152	(3,755)	—	(3,755)
PRA Group, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	306	7,368	—	7,368
Proximus NV(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	24	203	—	203
Radian Group, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	16	17,333	—	17,333
S&P 500 Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	4,511	(40,783)	—	(40,783)
S&P 500 Pure Growth Total Return Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	2,517	(51,498)	—	(51,498)
S&P 500 Utilities Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	2,666	(52,132)	—	(52,132)
S&P Banks Select Industry Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	1,602	(2,140)	—	(2,140)
Sanne Group PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	56	(12,912)	—	(12,912)
Schneider National, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	4	9,487	—	9,487
Schroders PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	179	(2,350)	—	(2,350)
SEI Investments Co.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	614	(11,042)	—	(11,042)
SS&C Technologies Holdings, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	2	(862)	—	(862)
State Street Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	196	14,197	—	14,197
Synchrony Financial(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	778	(35,143)	—	(35,143)
T. Rowe Price Group, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	470	(3,676)	—	(3,676)
Telecom Italia SpA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	75	2,767	—	2,767
Telefonica Deutschland Holding AG(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	21	893	—	893
Telefonica SA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	227	1,509	—	1,509
TESARO, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	11	(26,036)	—	(26,036)
Werner Enterprises, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	4	7,692	—	7,692
WisdomTree Investments, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	121	60,504	—	60,504
World Acceptance Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	118	(8,024)	—	(8,024)
Intercontinental Exchange, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	7	(26,045)	—	(26,045)
2U, Inc.(a)	0.860%	JPMorgan Securities, Inc.	10/11/19 - 10/31/19	23	(54,582)	—	(54,582)
a2 Milk Co. Ltd.(a)	1.639	JPMorgan Securities, Inc.	09/30/19 - 10/15/19	169	55,453	—	55,453
Aaron’s, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/14/19 - 8/26/19	21	(117,267)	—	(117,267)
ACADIA Pharmaceuticals, Inc.(a)	0.370	JPMorgan Securities, Inc.	06/29/18 - 10/19/18	7	4,898	—	4,898
Accenture PLC	0.810	JPMorgan Securities, Inc.	12/31/99	1,545	(140,642)	—	(140,642)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Accenture PLC Class A(a)	1.639%	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	$3		$11,351	$—	$11,351
Acom Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	05/13/19 - 9/30/19	287		(19,574)	—	(19,574)
ACS Actividades de Construccion y Servicios SA(a)	1.639	JPMorgan Securities, Inc.	07/27/18 - 7/26/19	33		84,397	—	84,397
Acuity Brands, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/11/19	3		(4,824)	—	(4,824)
Adecco Group AG(a)	1.639	JPMorgan Securities, Inc.	04/15/19 - 8/5/19	8		12,697	—	12,697
Adient PLC(a)	0.860	JPMorgan Securities, Inc.	05/30/19 - 10/17/19	4		460	—	460
Admiral Group PLC(a)	0.860	JPMorgan Securities, Inc.	06/29/18 -12/17/18	52		(36,148)	—	(36,148)
Advance Auto Parts, Inc.(a)	0.860	JPMorgan Securities, Inc.	05/23/19 - 7/22/19	10		49,574	—	49,574
Advanced Energy Industries, Inc.(a)	1.639	JPMorgan Securities, Inc.	10/11/19 - 10/30/19	10		(40,905)	—	(40,905)
Advanced Micro Devices, Inc.(a)	0.860	JPMorgan Securities, Inc.	01/09/19 - 10/31/19	94		292,781	—	292,781
Advantest Corp.(a)	0.760	JPMorgan Securities, Inc.	08/16/19 - 9/30/19	54		(103,460)	—	(103,460)
Agios Pharmaceuticals, Inc.(a)	0.500	JPMorgan Securities, Inc.	10/17/19	5		38,597	—	38,597
AGL Energy Ltd.(a)	1.639	JPMorgan Securities, Inc.	08/17/18 - 10/18/19	28		22,521	—	22,521
Air Lease Corp.(a)	0.860	JPMorgan Securities, Inc.	09/09/19 - 9/26/19	26		19,738	—	19,738
Align Technology, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/26/19	2		97,473	—	97,473
Alnylam Pharmaceuticals, Inc.(a)	0.860	JPMorgan Securities, Inc.	11/19/18 - 10/31/19	2		4,412	—	4,412
Alphabet, Inc. Class C(a)	0.860	JPMorgan Securities, Inc.	08/09/18	—	*	(8,700)	—	(8,700)
Alps Electric Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	06/06/19 - 8/5/19	5		(10,769)	—	(10,769)
Alumina Ltd.(a)	0.660	JPMorgan Securities, Inc.	07/16/18 -9/14/18	275		(18,202)	—	(18,202)
Amazon.com, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/28/19 - 10/31/19	—	*	(37,100)	—	(37,100)
AMC Entertainment Holdings, Inc. Class A(a)	0.860	JPMorgan Securities, Inc.	05/10/19 - 6/28/19	45		(2,081)	—	(2,081)
American Airlines Group, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	7		39,074	—	39,074
Amgen, Inc.(a)	0.860	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	2		15,102	—	15,102
Amplifon SpA(a)	0.810	JPMorgan Securities, Inc.	10/15/19	8		771	—	771
AMS AG(a)	0.810	JPMorgan Securities, Inc.	02/19/19 - 10/17/19	20		(335,282)	—	(335,282)
AmTrust Financial Services, Inc.(a)	0.860	JPMorgan Securities, Inc.	03/29/19	39		47,114	—	47,114
ANA Holdings, Inc.(a)	1.589	JPMorgan Securities, Inc.	10/02/19	5		1,476	—	1,476
Anadarko Petroleum Corp.(a)	1.639	JPMorgan Securities, Inc.	06/10/19 - 10/17/19	8		10,343	—	10,343
Anglo American PLC(a)	1.614	JPMorgan Securities, Inc.	08/27/19 - 10/17/19	68		(19,761)	—	(19,761)
Anheuser-Busch InBev SA(a)	0.860	JPMorgan Securities, Inc.	03/18/19 - 10/31/19	3		4,547	—	4,547
ANSYS, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/14/19	1		5,584	—	5,584
Antero Midstream GP LP(a)	2.250	JPMorgan Securities, Inc.	08/26/19	19		29,688	—	29,688
Antofagasta PLC(a)	1.614	JPMorgan Securities, Inc.	09/11/19 - 9/27/19	88		(62,262)	—	(62,262)
AP Moller — Maersk A/S(a)	0.660	JPMorgan Securities, Inc.	06/17/19 - 10/17/19	—	*	(4,164)	—	(4,164)
Apache Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	9		(281)	—	(281)
Apple, Inc.(a)	0.860	JPMorgan Securities, Inc.	03/29/19 - 10/17/19	2		(29,363)	—	(29,363)
AptarGroup, Inc.(a)	1.639	JPMorgan Securities, Inc.	05/06/19	2		(2,568)	—	(2,568)
ArcelorMittal(a)	0.810	JPMorgan Securities, Inc.	05/22/19 - 10/17/19	13		(9,062)	—	(9,062)
Arista Networks, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/26/19 - 10/17/19	6		17,160	—	17,160
Aryzta AG(a)	0.810	JPMorgan Securities, Inc.	04/29/19	19		(10,296)	—	(10,296)
Asahi Glass Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	07/03/19	37		47,427	—	47,427
ASM Pacific Technology Ltd.(a)	1.639	JPMorgan Securities, Inc.	09/11/19 - 9/27/19	54		(20,190)	—	(20,190)
ASML Holding NV(a)	0.810	JPMorgan Securities, Inc.	03/29/19 - 10/17/19	11		(83,969)	—	(83,969)
Astellas Pharma, Inc.(a)	1.589	JPMorgan Securities, Inc.	07/02/18 - 10/21/19	28		6,536	—	6,536
AT&T, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 8/9/18	6		(11,044)	—	(11,044)
Atco Ltd.(a)	1.689	JPMorgan Securities, Inc.	04/25/19	5		(6,687)	—	(6,687)
Atlantia SpA(a)	0.810	JPMorgan Securities, Inc.	06/28/19	3		(331)	—	(331)
Auckland International Airport Ltd.(a)	0.660	JPMorgan Securities, Inc.	10/15/19	27		5,526	—	5,526

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Aurubis AG(a)	1.639%	JPMorgan Securities, Inc.	06/17/19	$4		$4,703	$—	$4,703
Australia & New Zealand Banking Group Ltd.(a)	0.660	JPMorgan Securities, Inc.	10/18/19	15		11,758	—	11,758
Autodesk, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/10/19 - 10/17/19	9		(50,050)	—	(50,050)
Autogrill SpA(a)	1.639	JPMorgan Securities, Inc.	06/17/19 - 10/31/19	58		(12,704)	—	(12,704)
Avexis, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	3		(5,197)	—	(5,197)
Aviva PLC(a)	1.614	JPMorgan Securities, Inc.	06/05/19 - 8/2/19	107		27,306	—	27,306
B&G Foods, Inc.(a)	0.860	JPMorgan Securities, Inc.	01/23/19	14		17,768	—	17,768
BAE Systems PLC(a)	1.614	JPMorgan Securities, Inc.	07/11/19 - 10/17/19	45		(6,753)	—	(6,753)
Banca Generali SpA(a)	0.810	JPMorgan Securities, Inc.	02/04/19 - 4/15/19	45		42,539	—	42,539
Banco BPM SpA(a)	0.810	JPMorgan Securities, Inc.	03/15/19 - 4/25/19	62		9,675	—	9,675
Banco Comercial Portugues SA(a)	1.639	JPMorgan Securities, Inc.	08/14/19 - 10/31/19	2,752		(5,193)	—	(5,193)
Bandai Namco Holdings, Inc.(a)	1.589	JPMorgan Securities, Inc.	08/13/18 - 12/6/18	37		(11,326)	—	(11,326)
Bank Leumi Le-Israel BM(a)	2.239	JPMorgan Securities, Inc.	06/29/18 - 12/17/18	208		15,062	—	15,062
Bank of America Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	14		27,478	—	27,478
Barratt Developments PLC(a)	1.614	JPMorgan Securities, Inc.	09/27/19 - 10/15/19	112		36,915	—	36,915
BASF SE(a)	0.810	JPMorgan Securities, Inc.	10/17/19	3		(12,843)	—	(12,843)
Bayerische Motoren Werke AG(a)	0.810	JPMorgan Securities, Inc.	05/30/19 - 10/17/19	3		5,530	—	5,530
BCE, Inc.(a)	1.639	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	8		(6,123)	—	(6,123)
Beacon Roofing Supply, Inc.(a)	0.860	JPMorgan Securities, Inc.	09/26/19	8		(26,585)	—	(26,585)
Berkshire Hathaway, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	2		283	—	283
Best Buy Co., Inc.(a)	1.639	JPMorgan Securities, Inc.	08/02/19 - 10/17/19	22		20,018	—	20,018
BHP Billiton Ltd.(a)	0.660	JPMorgan Securities, Inc.	06/29/18 - 8/9/18	13		1,929	—	1,929
BHP Billiton PLC(a)	1.612	JPMorgan Securities, Inc.	10/17/19	20		(11,394)	—	(11,394)
Bio-Rad Laboratories, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	04/11/19	1		(2,673)	—	(2,673)
Biogen, Inc.(a)	1.639	JPMorgan Securities, Inc.	02/07/19 - 10/17/19	1		(23,925)	—	(23,925)
Bioverativ, Inc.(a)	1.639	JPMorgan Securities, Inc.	05/06/19 - 10/17/19	6		(14,388)	—	(14,388)
BlackBerry Ltd.(a)	1.639	JPMorgan Securities, Inc.	08/26/19 - 9/26/19	114		(63,544)	—	(63,544)
Bluebird Bio, Inc.(a)	0.860	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	2		(19,326)	—	(19,326)
BlueScope Steel Ltd.(a)	1.639	JPMorgan Securities, Inc.	05/23/19 - 6/28/19	113		78,995	—	78,995
Boliden AB(a)	1.639	JPMorgan Securities, Inc.	09/26/19 - 10/17/19	10		(12,493)	—	(12,493)
Bollore SA(a)	0.810	JPMorgan Securities, Inc.	05/17/19 - 6/28/19	42		1,006	—	1,006
Bollore SA(a)	0.810	JPMorgan Securities, Inc.	10/07/19	—	*	25	—	25
Bombardier, Inc. Class B(a)	0.510	JPMorgan Securities, Inc.	07/05/18 - 10/17/19	715		(184,276)	—	(184,276)
boohoo.com PLC(a)	0.860	JPMorgan Securities, Inc.	09/27/19 - 10/18/19	250		(5,725)	—	(5,725)
Booker Group PLC(a)	1.614	JPMorgan Securities, Inc.	07/11/19 - 10/17/19	134		(5,732)	—	(5,732)
Boston Scientific Corp.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	12		15,372	—	15,372
BP PLC(a)	1.639	JPMorgan Securities, Inc.	07/11/19 - 10/17/19	9		13,501	—	13,501
Brambles Ltd.(a)	0.660	JPMorgan Securities, Inc.	08/26/19	11		(564)	—	(564)
Brembo SpA(a)	0.810	JPMorgan Securities, Inc.	05/31/19 - 6/28/19	48		29,014	—	29,014
Broadcom Ltd.(a)	0.860	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	1		(21,712)	—	(21,712)
BRP, Inc.(a)	1.687	JPMorgan Securities, Inc.	10/17/19 - 10/30/19	29		40,406	—	40,406
Bruker Corp.(a)	1.639	JPMorgan Securities, Inc.	07/06/18 - 9/27/18	42		27,465	—	27,465
BT Group PLC(a)	1.612	JPMorgan Securities, Inc.	10/17/19	99		(23,600)	—	(23,600)
BTG PLC(a)	1.614	JPMorgan Securities, Inc.	06/29/18 - 6/5/19	140		96,821	—	96,821
Burberry Group PLC(a)	1.614	JPMorgan Securities, Inc.	07/22/19 - 10/31/19	20		2,972	—	2,972
Bureau Veritas SA(a)	0.810	JPMorgan Securities, Inc.	03/18/19 - 8/2/19	15		(1,407)	—	(1,407)
CACI International, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	12/05/18 - 12/24/18	11		14,813	—	14,813
Cadence Design Systems, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	47		60,063	—	60,063
Callon Petroleum Co.(a)	0.860	JPMorgan Securities, Inc.	12/24/18 - 1/9/19	9		(1,330)	—	(1,330)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Caltex Australia Ltd.(a)	0.660%	JPMorgan Securities, Inc.	10/18/19 - 10/31/19	$34		$(10,304)	$—	$(10,304)
Campbell Soup Co.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	8		9,748	—	9,748
Camping World Holdings, Inc.(a)	1.642	JPMorgan Securities, Inc.	09/09/19 - 10/30/19	16		15,752	—	15,752
Canadian National Railway Co.(a)	1.687	JPMorgan Securities, Inc.	10/17/19	4		(2,628)	—	(2,628)
Canadian Natural Resources Ltd.(a)	1.689	JPMorgan Securities, Inc.	03/18/19 - 6/28/19	21		48,425	—	48,425
Canadian Utilities Ltd. Class A(a)	1.689	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	12		(14,816)	—	(14,816)
Canon Marketing Japan, Inc.(a)	1.589	JPMorgan Securities, Inc.	07/24/19 - 8/5/19	39		80,583	—	80,583
Canon, Inc.(a)	1.588	JPMorgan Securities, Inc.	10/21/19	10		16,289	—	16,289
Capita PLC(a)	0.860	JPMorgan Securities, Inc.	07/16/18 - 10/19/18	164		82,434	—	82,434
Carnival PLC(a)	1.614	JPMorgan Securities, Inc.	07/11/19 - 10/17/19	5		(2,954)	—	(2,954)
Casey’s General Stores, Inc.(a)	0.860	JPMorgan Securities, Inc.	09/26/19	4		(6,788)	—	(6,788)
Caterpillar, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/17/19 - 10/17/19	3		(13,914)	—	(13,914)
Cathay General Bancorp(a)	0.860	JPMorgan Securities, Inc.	10/30/19	16		3,279	—	3,279
CCL Industries, Inc. Class B(a)	0.860	JPMorgan Securities, Inc.	06/10/19 - 7/22/19	24		72,402	—	72,402
Centene Corp.(a)	1.639	JPMorgan Securities, Inc.	08/02/19 - 8/26/19	6		(483)	—	(483)
Centennial Resource Development, Inc.(a)	0.625	JPMorgan Securities, Inc.	12/17/18 - 10/17/19	89		(56,098)	—	(56,098)
CenterPoint Energy, Inc.(a)	1.639	JPMorgan Securities, Inc.	03/18/19	6		(1,011)	—	(1,011)
Centrica PLC(a)	1.614	JPMorgan Securities, Inc.	04/11/19 - 11/1/19	594		(35,766)	—	(35,766)
CGI Group, Inc.(a)	1.689	JPMorgan Securities, Inc.	08/09/18 - 10/17/19	7		2,210	—	2,210
Charles River Laboratories International, Inc.(a)	1.639	JPMorgan Securities, Inc.	05/30/19 - 10/17/19	4		15,449	—	15,449
Charter Communications, Inc. Class A(a)	0.860	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	1		20,904	—	20,904
Check Point Software Technologies Ltd.(a)	1.639	JPMorgan Securities, Inc.	04/11/19 - 10/17/19	3		(1,510)	—	(1,510)
Chemical Financial Corp.(a)	0.635	JPMorgan Securities, Inc.	09/14/18 - 5/23/19	26		14,262	—	14,262
Cheniere Energy, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/29/18 - 10/31/19	35		3,135	—	3,135
Chevron Corp.(a)	1.639	JPMorgan Securities, Inc.	07/06/18 - 10/17/19	3		(11,112)	—	(11,112)
China High Speed Transmission Equipment Group Co. Ltd.(c)	1.325	JPMorgan Securities, Inc.	12/20/17	1,400		(18,629)	(304)	(18,325)
Chipotle Mexican Grill, Inc.(a)	0.500	JPMorgan Securities, Inc.	09/26/19	1		35,692	—	35,692
Chocoladefabriken Lindt & Spruengli AG(a)	0.810	JPMorgan Securities, Inc.	10/31/18 - 10/15/19	—	*	5,745	—	5,745
Chubu Electric Power Co., Inc.(a)	1.589	JPMorgan Securities, Inc.	03/18/19	10		3,258	—	3,258
CI Financial Corp.(a)	1.687	JPMorgan Securities, Inc.	10/17/19	16		(1,492)	—	(1,492)
Cia de Distribucion Integral Logista Holdings SA(a)	1.639	JPMorgan Securities, Inc.	10/15/19	7		(10,918)	—	(10,918)
CIMIC Group Ltd.(a)	1.639	JPMorgan Securities, Inc.	02/19/19 - 9/11/19	26		12,851	—	12,851
Cirrus Logic, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/14/19 - 10/17/19	25		34,779	—	34,779
Citigroup, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	5		(10,187)	—	(10,187)
Citizens Financial Group, Inc.(a)	1.639	JPMorgan Securities, Inc.	05/23/19	27		27,152	—	27,152
CK Infrastructure Holdings Ltd.(a)	1.637	JPMorgan Securities, Inc.	10/18/19	41		(5,196)	—	(5,196)
Clovis Oncology, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/28/19 - 10/17/19	3		30,684	—	30,684
CLP Holdings Ltd.(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 10/18/19	36		(2,411)	—	(2,411)
CNA Financial Corp.(a)	1.639	JPMorgan Securities, Inc.	10/09/18 - 10/30/19	18		68,383	—	68,383
CNH Industrial NV(a)	0.810	JPMorgan Securities, Inc.	07/05/18	24		(19,408)	—	(19,408)
Coca-Cola Amatil Ltd.(a)	1.639	JPMorgan Securities, Inc.	08/09/18 - 6/11/19	26		1,397	—	1,397
Coca-Cola European Partners PLC(a)	0.860	JPMorgan Securities, Inc.	12/05/18 - 3/4/19	5		4,913	—	4,913
Coca-Cola HBC AG(a)	1.614	JPMorgan Securities, Inc.	06/29/18 - 7/2/18	2		(849)	—	(849)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Cogeco Communications, Inc.(a)	1.689%	JPMorgan Securities, Inc.	08/14/19	$2	$(4,632)	$—	$(4,632)
Cognex Corp.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	3	(13,155)	—	(13,155)
Coherent, Inc.(a)	0.860	JPMorgan Securities, Inc.	03/06/19 - 10/17/19	1	(10,978)	—	(10,978)
Comcast Corp. Class A(a)	1.639	JPMorgan Securities, Inc.	02/25/19	6	1,266	—	1,266
Comerica, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/17/19 - 6/28/19	1	2,900	—	2,900
Commonwealth Bank of Australia(a)	0.660	JPMorgan Securities, Inc.	03/18/19 - 10/31/19	10	5,114	—	5,114
CommScope Holding Co., Inc.(a)	0.860	JPMorgan Securities, Inc.	08/14/19	25	1,531	—	1,531
Compass Group PLC(a)	1.614	JPMorgan Securities, Inc.	07/22/19 - 8/2/19	5	2,051	—	2,051
Computershare Ltd.(a)	1.637	JPMorgan Securities, Inc.	10/18/19	22	7,328	—	7,328
Constellation Software, Inc.(a)	1.689	JPMorgan Securities, Inc.	06/29/18 - 12/17/18	4	(29,227)	—	(29,227)
Consumer Discretionary Select Sector SPDR Fund	1.000	JPMorgan Securities, Inc.	12/31/99	1,626	(57,501)	—	(57,501)
Consumer Staples Select Sector SPDR Fund	1.000	JPMorgan Securities, Inc.	12/31/99	1,790	43,182	—	43,182
Continental AG(a)	0.810	JPMorgan Securities, Inc.	10/17/19	1	488	—	488
Copart, Inc.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	5	(5)	—	(5)
Cotiviti Holdings, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/10/19 - 10/11/19	30	(14,749)	—	(14,749)
Coty, Inc. Class A(a)	0.860	JPMorgan Securities, Inc.	10/19/18 - 10/31/19	96	127,470	—	127,470
Credit Suisse Group AG Class D(a)	0.810	JPMorgan Securities, Inc.	08/26/19 - 9/11/19	73	105	—	105
Cree, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/30/19	21	(63,021)	—	(63,021)
Crescent Point Energy Corp(a)	1.689	JPMorgan Securities, Inc.	06/29/18 - 10/30/19	3	1,674	—	1,674
Crescent Point Energy Corp.(a)	1.689	JPMorgan Securities, Inc.	06/29/18 - 10/30/19	124	97,518	—	97,518
CRH PLC(a)	1.639	JPMorgan Securities, Inc.	03/04/19 - 10/31/19	16	26,878	—	26,878
CYBG PLC(a)	0.660	JPMorgan Securities, Inc.	11/13/18 - 5/10/19	53	(7,635)	—	(7,635)
Cypress Semiconductor Corp.(a)	0.860	JPMorgan Securities, Inc.	07/27/18 - 10/17/19	78	(4,709)	—	(4,709)
Daifuku Co. Ltd.(c)	1.325	JPMorgan Securities, Inc.	12/20/17	5,100	(55,488)	—	(55,488)
Daimler AG(a)	0.810	JPMorgan Securities, Inc.	08/28/19 - 10/17/19	5	(12,974)	—	(12,974)
Davide Campari-Milano SpA(a)	0.810	JPMorgan Securities, Inc.	07/11/19	26	(7,677)	—	(7,677)
DaVita, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/28/19 - 10/17/19	7	41,909	—	41,909
DENTSPLY SIRONA, Inc.(a)	0.000	JPMorgan Securities, Inc.	09/09/19	19	(49,364)	—	(49,364)
Deutsche Bank AG(a)	0.810	JPMorgan Securities, Inc.	08/02/19 - 10/18/19	54	22,763	—	22,763
Deutsche Lufthansa AG(a)	1.639	JPMorgan Securities, Inc.	07/11/19	28	60,009	—	60,009
Devon Energy Corp.(a)	1.639	JPMorgan Securities, Inc.	06/10/19 - 10/17/19	10	10,299	—	10,299
DexCom, Inc.(a)	0.860	JPMorgan Securities, Inc.	08/14/19	16	29,585	—	29,585
Dfds A/S(a)	1.639	JPMorgan Securities, Inc.	06/17/19 - 8/26/19	8	(17,632)	—	(17,632)
Diageo PLC(a)	1.614	JPMorgan Securities, Inc.	05/07/19 - 10/17/19	5	1,324	—	1,324
Diamondback Energy, Inc.(a)	0.860	JPMorgan Securities, Inc.	04/25/19 - 7/11/19	2	(12,117)	—	(12,117)
Distribuidora Internacional de Alimentacion SA(a)	1.639	JPMorgan Securities, Inc.	03/04/19	196	(58,880)	—	(58,880)
DKSH Holding AG(a)	0.810	JPMorgan Securities, Inc.	08/14/19 - 8/26/19	12	38,946	—	38,946
DNB ASA(a)	0.660	JPMorgan Securities, Inc.	08/28/19 - 10/17/19	18	13,247	—	13,247
Dollarama, Inc.(a)	1.689	JPMorgan Securities, Inc.	06/17/19 - 10/17/19	3	2,124	—	2,124
Dominion Resources, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/28/19	1	2,023	—	2,023
Domino’s Pizza Enterprises Ltd.(a)	0.660	JPMorgan Securities, Inc.	06/29/18 - 7/11/19	29	50,962	—	50,962
DowDuPont, Inc.(a)	0.860	JPMorgan Securities, Inc.	09/25/19 - 10/17/19	7	(6,810)	—	(6,810)
Duerr AG(a)	1.639	JPMorgan Securities, Inc.	08/14/19	1	4,556	—	4,556
easyJet PLC(a)	0.860	JPMorgan Securities, Inc.	09/27/19 - 10/31/19	52	(41,689)	—	(41,689)
eBay, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	10	7,120	—	7,120
Element Financial Corp.(a)	0.000	JPMorgan Securities, Inc.	06/29/18 -12/5/18	145	(27,785)	—	(27,785)
Ellie Mae, Inc.(a)	0.860	JPMorgan Securities, Inc.	04/29/19 - 5/10/19	10	(51,626)	—	(51,626)
Empire Co. Ltd. Class A(a)	1.689	JPMorgan Securities, Inc.	07/11/19	65	(44,597)	—	(44,597)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Endesa SA(a)	1.639%	JPMorgan Securities, Inc.	03/29/19	$7		$(1,771)	$—	$(1,771)
EnLink Midstream LLC(a)	1.639	JPMorgan Securities, Inc.	04/15/19 - 5/1/19	39		(66,620)	—	(66,620)
Ensco PLC Class A(a)	1.639	JPMorgan Securities, Inc.	12/17/18 - 3/4/19	29		1,896	—	1,896
Entegris, Inc.(a)	1.639	JPMorgan Securities, Inc.	02/19/19 - 3/18/19	50		175,066	—	175,066
Envision Healthcare Corp.(a)	0.860	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	12		(17,099)	—	(17,099)
Equifax, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/11/19	6		2,047	—	2,047
Eurofins Scientific SE(a)	0.810	JPMorgan Securities, Inc.	09/27/18 - 9/27/19	2		29,890	—	29,890
Evercore Partners, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	02/04/19 - 8/2/19	17		68,004	—	68,004
Evraz PLC(a)	1.614	JPMorgan Securities, Inc.	01/23/19 - 4/29/19	320		(120,196)	—	(120,196)
Exact Sciences Corp.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	8		(66,943)	—	(66,943)
Exelixis, Inc.(a)	1.639	JPMorgan Securities, Inc.	09/27/18 - 10/17/19	15		796	—	796
Exxon Mobil Corp.(a)	1.639	JPMorgan Securities, Inc.	07/06/18 - 10/17/19	4		3,249	—	3,249
Facebook, Inc. Class A(a)	0.860	JPMorgan Securities, Inc.	08/02/19 - 10/17/19	2		(14,186)	—	(14,186)
Fairfax Financial Holdings Ltd.(a)	0.125	JPMorgan Securities, Inc.	11/13/18 - 5/24/19	1		(6,255)	—	(6,255)
Fast Retailing Co. Ltd.(a)	1.588	JPMorgan Securities, Inc.	10/21/19	1		1,131	—	1,131
Federated Investors, Inc.(a)	1.639	JPMorgan Securities, Inc.	10/11/19 - 10/17/19	46		(7,892)	—	(7,892)
Fiat Chrysler Automobiles NV(a)	1.639	JPMorgan Securities, Inc.	07/05/19 - 7/11/19	88		(40,368)	—	(40,368)
First Citizens BancShares, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	10/09/18 -11/13/18	4		81,992	—	81,992
First Horizon National Corp.(a)	1.642	JPMorgan Securities, Inc.	10/30/19	24		(9,848)	—	(9,848)
First Quantum Minerals Ltd.(a)	0.860	JPMorgan Securities, Inc.	03/18/19 - 6/28/19	128		156,534	—	156,534
Fisher & Paykel Healthcare Corp. Ltd.(a)	1.739	JPMorgan Securities, Inc.	10/15/19	26		1,710	—	1,710
FleetCor Technologies, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/29/18 - 10/30/19	8		(36,938)	—	(36,938)
Fletcher Building Ltd.(a)	0.660	JPMorgan Securities, Inc.	10/15/19	54		29,515	—	29,515
Flight Centre Travel Group Ltd.(a)	0.000	JPMorgan Securities, Inc.	07/22/19 - 10/31/19	19		3,236	—	3,236
Flowserve Corp.(a)	0.860	JPMorgan Securities, Inc.	07/11/19 - 8/26/19	29		492	—	492
Fluor Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	8		2,298	—	2,298
Foot Locker, Inc.(a)	0.860	JPMorgan Securities, Inc.	08/26/19 - 10/17/19	8		(13,735)	—	(13,735)
Fortescue Metals Group Ltd.(a)	1.639	JPMorgan Securities, Inc.	09/04/18 - 10/18/19	105		(32,533)	—	(32,533)
Fortinet, Inc.(a)	1.639	JPMorgan Securities, Inc.	10/10/19 - 10/17/19	9		5,475	—	5,475
Freenet AG(a)	0.810	JPMorgan Securities, Inc.	08/26/19 - 10/15/19	31		24,022	—	24,022
Freeport-McMoRan, Inc.(a)	1.639	JPMorgan Securities, Inc.	09/25/19 - 10/17/19	25		(16,386)	—	(16,386)
Fresh Del Monte Produce, Inc.(a)	1.639	JPMorgan Securities, Inc.	11/13/18	11		(14,603)	—	(14,603)
Fujitsu Ltd.(a)	1.589	JPMorgan Securities, Inc.	07/02/18 -7/27/18	200		(8,446)	—	(8,446)
Fukuoka Financial Group, Inc.(a)	0.410	JPMorgan Securities, Inc.	05/20/19 - 10/21/19	148		(30,608)	—	(30,608)
Furukawa Electric Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	08/05/19 - 9/30/19	5		4,076	—	4,076
Galp Energia SGPS SA(a)	1.637	JPMorgan Securities, Inc.	10/17/19	20		6,483	—	6,483
GEDI Gruppo Editoriale SpA(a)	1.639	JPMorgan Securities, Inc.	07/05/19	—	*	19	—	19
Generac Holdings, Inc.(a)	1.639	JPMorgan Securities, Inc.	10/11/19	19		41,143	—	41,143
General Dynamics Corp.(a)	1.639	JPMorgan Securities, Inc.	03/18/19	—	*	(3,610)	—	(3,610)
General Motors Co.(a)	1.639	JPMorgan Securities, Inc.	03/18/19 - 5/10/19	35		(68,266)	—	(68,266)
Gentex Corp.(a)	1.639	JPMorgan Securities, Inc.	08/14/19 - 10/17/19	18		(11,063)	—	(11,063)
Genuine Parts Co.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	3		27,511	—	27,511
Georg Fischer AG(a)	1.639	JPMorgan Securities, Inc.	07/16/18 - 7/24/19	—	*	(4,248)	—	(4,248)
George Weston Ltd.(a)	1.689	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	4		(19,305)	—	(19,305)
Getinge AB(a)	1.639	JPMorgan Securities, Inc.	05/10/19 - 7/22/19	47		16,436	—	16,436
Gilead Sciences, Inc.(a)	1.639	JPMorgan Securities, Inc.	10/10/19 - 10/17/19	4		(27,716)	—	(27,716)
GlaxoSmithKline PLC(a)	1.614	JPMorgan Securities, Inc.	07/11/19 - 8/2/19	9		(18,545)	—	(18,545)
Global Payments, Inc.(a)	0.860	JPMorgan Securities, Inc.	08/09/18 - 10/17/19	4		(17,562)	—	(17,562)
GN Store Nord A/S(a)	1.639	JPMorgan Securities, Inc.	10/31/18 - 10/31/19	39		(2,448)	—	(2,448)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Graco, Inc.(a)	1.639%	JPMorgan Securities, Inc.	05/10/19 - 10/17/19	$14	$90,093	$—	$90,093
Greif, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	02/04/19 - 6/5/19	6	(8,278)	—	(8,278)
GrubHub, Inc.(a)	0.860	JPMorgan Securities, Inc.	05/17/19 - 6/28/19	2	(21,163)	—	(21,163)
GVC Holdings PLC(a)	0.000	JPMorgan Securities, Inc.	06/05/19 - 10/15/19	59	51,022	—	51,022
H Lundbeck A/S(a)	1.639	JPMorgan Securities, Inc.	06/29/18 -11/13/18	23	(74,044)	—	(74,044)
H&R Block, Inc.(a)	1.639	JPMorgan Securities, Inc.	03/06/19 - 10/17/19	14	(13,314)	—	(13,314)
Haitong International Securities Group Ltd.(c)	1.325	JPMorgan Securities, Inc.	12/20/17	3,548	(36,985)	—	(36,985)
Hakuhodo DY Holdings, Inc.(a)	1.589	JPMorgan Securities, Inc.	09/12/19 - 10/15/19	5	429	—	429
Halma PLC(a)	0.860	JPMorgan Securities, Inc.	06/29/18 -10/31/18	10	(1,681)	—	(1,681)
Hamamatsu Photonics KK(a)	0.760	JPMorgan Securities, Inc.	07/02/18 - 1/15/19	50	(18,172)	—	(18,172)
Harley-Davidson, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/11/19	15	(13,046)	—	(13,046)
Harmonic Drive Systems, Inc.(a)	6.090	JPMorgan Securities, Inc.	05/30/19 - 6/6/19	13	(25,404)	—	(25,404)
Hasbro, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/30/19	10	25,615	—	25,615
Haseko Corp.(a)	1.589	JPMorgan Securities, Inc.	06/28/19 - 7/24/19	95	77,821	—	77,821
Hays PLC(a)	1.614	JPMorgan Securities, Inc.	08/27/19 - 10/15/19	335	5,771	—	5,771
HCA Healthcare, Inc.(a)	1.639	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	5	10,633	—	10,633
HCA Holdings, Inc.(a)	1.639	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	14	20,140	—	20,140
Health Care Select Sector SPDR Fund	1.000	JPMorgan Securities, Inc.	12/31/99	1,049	(17,982)	—	(17,982)
Healthscope Ltd.(a)	0.660	JPMorgan Securities, Inc.	06/29/18 - 3/4/19	690	(65,821)	—	(65,821)
HealthSouth Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	8	5,652	—	5,652
Helmerich & Payne, Inc.(a)	0.625	JPMorgan Securities, Inc.	04/15/19 - 9/9/19	23	(74,780)	—	(74,780)
Hera SpA(a)	1.637	JPMorgan Securities, Inc.	10/18/19 - 10/31/19	206	(8,464)	—	(8,464)
Hexagon AB(a)	0.660	JPMorgan Securities, Inc.	08/14/19 - 8/26/19	14	(14,276)	—	(14,276)
Hexpol AB(a)	0.660	JPMorgan Securities, Inc.	08/14/19	39	12,576	—	12,576
Hikma Pharmaceuticals PLC(a)	1.614	JPMorgan Securities, Inc.	08/29/19 - 10/17/19	24	1,276	—	1,276
Hirose Electric Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	08/16/19 - 9/30/19	1	(2,906)	—	(2,906)
HollyFrontier Corp.(a)	1.639	JPMorgan Securities, Inc.	08/14/19 - 8/26/19	37	22,327	—	22,327
Hologic, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/11/19 - 10/17/19	19	(25,844)	—	(25,844)
Home BancShares, Inc.(a)	0.860	JPMorgan Securities, Inc.	12/17/18 - 4/15/19	46	145,278	—	145,278
Hong Kong & China Gas Co. Ltd.(a)	1.637	JPMorgan Securities, Inc.	10/18/19	128	(2,030)	—	(2,030)
Howden Joinery Group PLC(a)	1.614	JPMorgan Securities, Inc.	04/15/19 - 10/17/19	132	(11,829)	—	(11,829)
Hoya Corp.(a)	1.589	JPMorgan Securities, Inc.	09/06/18 - 10/15/19	3	(2,404)	—	(2,404)
HSBC Holdings PLC(a)	0.660	JPMorgan Securities, Inc.	01/02/00	7	1,616	—	1,616
HSBC Holdings PLC(a)	0.860	JPMorgan Securities, Inc.	09/27/19 - 10/31/19	9	680	—	680
HubSpot, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	2	(6,276)	—	(6,276)
HUGO BOSS AG(a)	1.639	JPMorgan Securities, Inc.	05/23/19 - 8/2/19	2	(4,551)	—	(4,551)
Huhtamaki Oyj(a)	0.660	JPMorgan Securities, Inc.	04/15/19 - 10/31/19	19	7,124	—	7,124
Husky Energy, Inc.(a)	1.692	JPMorgan Securities, Inc.	11/19/18 - 10/30/19	46	20,587	—	20,587
IAC/InterActiveCorp(a)	1.639	JPMorgan Securities, Inc.	08/02/19 - 10/11/19	8	34,579	—	34,579
ICU Medical, Inc.(a)	0.860	JPMorgan Securities, Inc.	05/10/19 - 10/17/19	8	(36,156)	—	(36,156)
IDEXX Laboratories, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/26/19	2	7,370	—	7,370
Iida Group Holdings Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	05/24/19 - 9/12/19	43	(19,494)	—	(19,494)
Illumina, Inc.(a)	1.642	JPMorgan Securities, Inc.	10/30/19	1	(2,247)	—	(2,247)
Iluka Resources Ltd.(a)	1.639	JPMorgan Securities, Inc.	08/26/19	95	(38,441)	—	(38,441)
Imperial Oil Ltd.(a)	1.689	JPMorgan Securities, Inc.	03/29/19 - 10/17/19	12	14,991	—	14,991
INC Research Holdings, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	05/23/19 - 6/5/19	14	43,550	—	43,550
Inchcape PLC(a)	1.614	JPMorgan Securities, Inc.	07/16/18 - 10/15/19	90	(60,472)	—	(60,472)
Incitec Pivot Ltd.(a)	0.660	JPMorgan Securities, Inc.	06/29/18 - 10/15/19	359	(4,510)	—	(4,510)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Indivior PLC(a)	1.614%	JPMorgan Securities, Inc.	09/27/19	$128	$56,263	$—	$56,263
Industria de Diseno Textil SA(a)	1.639	JPMorgan Securities, Inc.	04/25/19 - 10/17/19	10	4,860	—	4,860
Industrial Select Sector SPDR Fund	1.000	JPMorgan Securities, Inc.	12/31/99	1,220	(62,907)	—	(62,907)
Informa PLC(a)	0.860	JPMorgan Securities, Inc.	10/15/19 - 10/31/19	15	(2,599)	—	(2,599)
Inmarsat PLC(a)	0.860	JPMorgan Securities, Inc.	05/23/19 - 9/27/19	130	35,624	—	35,624
Inpex Corp.(a)	1.589	JPMorgan Securities, Inc.	10/15/19 - 11/1/19	71	11,641	—	11,641
Insulet Corp.(a)	0.860	JPMorgan Securities, Inc.	07/11/19 - 9/9/19	24	51,105	—	51,105
Integrated Device Technology, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	13	(42,709)	—	(42,709)
Intel Corp.(a)	0.860	JPMorgan Securities, Inc.	10/10/19 - 10/17/19	9	(57,061)	—	(57,061)
InterDigital, Inc.(a)	1.639	JPMorgan Securities, Inc.	02/04/19	4	(4,040)	—	(4,040)
International Business Machines Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	2	9,693	—	9,693
International Consolidated Airlines Group SA(a)	1.614	JPMorgan Securities, Inc.	04/15/19 - 10/17/19	171	32,295	—	32,295
Intertek Group PLC(a)	0.000	JPMorgan Securities, Inc.	07/11/19 - 10/17/19	5	17,291	—	17,291
InterXion Holding NV(a)	0.860	JPMorgan Securities, Inc.	05/10/19 - 10/17/19	34	(38,845)	—	(38,845)
Intuit, Inc.(a)	1.639	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	7	41,914	—	41,914
Investec PLC(a)	1.614	JPMorgan Securities, Inc.	06/29/18 -12/17/18	164	(80,808)	—	(80,808)
ISS A/S(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	32	42,101	—	42,101
Isuzu Motors Ltd.(a)	0.760	JPMorgan Securities, Inc.	02/04/19 - 8/5/19	32	(33,825)	—	(33,825)
ITT, Inc.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	17	3,446	—	3,446
ITV PLC(a)	0.860	JPMorgan Securities, Inc.	08/27/19 - 9/27/19	422	48,604	—	48,604
Ivanhoe Mines Ltd.(a)	0.860	JPMorgan Securities, Inc.	08/14/19	102	(3,883)	—	(3,883)
j2 Global, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19 - 10/30/19	12	42,585	—	42,585
Jack Henry & Associates, Inc.(a)	1.639	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	3	16,110	—	16,110
Jack in the Box, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/11/19	10	(40,763)	—	(40,763)
Jacobs Engineering Group, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/28/19 - 10/17/19	6	(1,791)	—	(1,791)
Jagged Peak Energy, Inc.(a)	0.000	JPMorgan Securities, Inc.	08/02/19	58	(1,163)	—	(1,163)
Japan Exchange Group, Inc.(a)	1.589	JPMorgan Securities, Inc.	09/12/19 - 10/15/19	8	(3,426)	—	(3,426)
Japan Post Bank Co. Ltd.(a)	1.592	JPMorgan Securities, Inc.	11/05/19	29	(4,107)	—	(4,107)
Japan Post Insurance Co. Ltd.(a)	1.592	JPMorgan Securities, Inc.	11/05/19	10	(4,457)	—	(4,457)
Japan Tobacco, Inc.(a)	1.589	JPMorgan Securities, Inc.	08/05/19 - 10/21/19	11	(4,736)	—	(4,736)
JD Sports Fashion PLC(a)	1.614	JPMorgan Securities, Inc.	11/28/18 - 9/27/19	196	(18,793)	—	(18,793)
Jeronimo Martins SGPS SA(a)	1.639	JPMorgan Securities, Inc.	08/09/18	11	(5,929)	—	(5,929)
JetBlue Airways Corp.(a)	1.639	JPMorgan Securities, Inc.	08/02/19	7	(8,813)	—	(8,813)
JGC Corp.(a)	0.760	JPMorgan Securities, Inc.	12/19/18 - 5/13/19	12	(1,728)	—	(1,728)
John Bean Technologies Corp.(a)	0.860	JPMorgan Securities, Inc.	07/11/19 - 10/17/19	16	(102,717)	—	(102,717)
John Wiley & Sons, Inc.(a)	1.639	JPMorgan Securities, Inc.	07/11/19 - 7/22/19	22	50,145	—	50,145
Johnson & Johnson(a)	0.860	JPMorgan Securities, Inc.	08/14/19 - 10/17/19	3	(6,553)	—	(6,553)
JTEKT Corp.(a)	1.589	JPMorgan Securities, Inc.	07/17/18 - 8/5/19	52	88,984	—	88,984
Juno Therapeutics, Inc.(a)	0.040	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	6	(11,599)	—	(11,599)
Jupiter Fund Management PLC(a)	1.614	JPMorgan Securities, Inc.	07/22/19 - 10/17/19	47	8,801	—	8,801
Just Eat PLC(a)	0.860	JPMorgan Securities, Inc.	06/29/18 - 9/11/19	123	(60,618)	—	(60,618)
K&S AG(a)	1.340	JPMorgan Securities, Inc.	06/10/19 - 10/17/19	15	2,853	—	2,853
Kakaku.com, Inc.(a)	1.588	JPMorgan Securities, Inc.	03/07/19 - 10/21/19	22	(14,619)	—	(14,619)
Kamigumi Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	09/12/19	10	14,305	—	14,305
Kansai Paint Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	01/15/19 - 11/1/19	19	(32,126)	—	(32,126)
Kao Corp.(a)	1.589	JPMorgan Securities, Inc.	06/28/19 - 10/21/19	6	(4,348)	—	(4,348)
KAZ Minerals PLC(a)	0.860	JPMorgan Securities, Inc.	07/11/19 - 7/22/19	45	15,706	—	15,706

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
KDDI Corp.(a)	1.588%	JPMorgan Securities, Inc.	10/21/19	$11		$(1,284)	$—	$(1,284)
Keihan Holdings Co. Ltd.(a)	0.000	JPMorgan Securities, Inc.	07/02/18 - 10/2/19	42		(29,891)	—	(29,891)
Keikyu Corp.(a)	0.000	JPMorgan Securities, Inc.	08/16/19 - 10/2/19	13		(2,833)	—	(2,833)
Keyence Corp.(a)	0.760	JPMorgan Securities, Inc.	09/30/19 - 11/1/19	1		(13,390)	—	(13,390)
Keyera Corp.(a)	0.000	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	10		16,586	—	16,586
Keysight Technologies, Inc.(a)	0.860	JPMorgan Securities, Inc.	07/11/19 -10/17/19	21		(42,211)	—	(42,211)
Kintetsu Group Holdings Co. Ltd.(a)	0.000	JPMorgan Securities, Inc.	03/18/19 - 10/2/19	1		(717)	—	(717)
Kirby Corp.(a)	0.860	JPMorgan Securities, Inc.	10/30/19	5		(13,656)	—	(13,656)
Kirin Holdings Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	03/18/19 -10/21/19	15		(12,056)	—	(12,056)
KLA-Tencor Corp.(a)	1.639	JPMorgan Securities, Inc.	03/18/19	—	*	1,645	—	1,645
Konami Holdings Corp.(a)	1.589	JPMorgan Securities, Inc.	07/02/18 - 5/1/19	20		14,730	—	14,730
Kone Oyj(a)	0.660	JPMorgan Securities, Inc.	06/10/19	4		(450)	—	(450)
Kronos Worldwide, Inc.(a)	1.642	JPMorgan Securities, Inc.	10/30/19	16		(8,527)	—	(8,527)
Kurita Water Industries Ltd.(a)	1.589	JPMorgan Securities, Inc.	06/06/19	4		12,367	—	12,367
L’Oreal SA(a)	0.810	JPMorgan Securities, Inc.	08/14/19	—	*	(5)	—	(5)
Landstar System, Inc.(a)	1.639	JPMorgan Securities, Inc.	10/11/19	6		(8,416)	—	(8,416)
Lazard Ltd. Class A(a)	1.639	JPMorgan Securities, Inc.	11/13/18	17		42,356	—	42,356
Lear Corp.(a)	1.639	JPMorgan Securities, Inc.	02/19/19	2		4,962	—	4,962
Legg Mason, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/14/19 -10/30/19	33		(3,138)	—	(3,138)
Leggett & Platt, Inc.(a)	0.000	JPMorgan Securities, Inc.	08/26/19 - 9/26/19	24		20,809	—	20,809
Leidos Holdings, Inc.(a)	0.860	JPMorgan Securities, Inc.	04/11/19 -10/17/19	6		330	—	330
Lennar Corp.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	6		5,177	—	5,177
Lenzing AG(a)	1.639	JPMorgan Securities, Inc.	05/23/19 - 9/27/19	3		(28,396)	—	(28,396)
Leonardo SpA(a)	1.639	JPMorgan Securities, Inc.	02/19/19 - 4/15/19	83		(66,208)	—	(66,208)
Liberty Broadband Corp.(a)	0.860	JPMorgan Securities, Inc.	06/29/18 -10/31/19	21		144,138	—	144,138
Liberty Expedia Holdings, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	07/11/19 -10/30/19	17		(145,434)	—	(145,434)
Liberty Global PLC Class C(a)	1.642	JPMorgan Securities, Inc.	10/30/19	6		(2,314)	—	(2,314)
Liberty Global PLC LiLAC(a)	1.639	JPMorgan Securities, Inc.	09/09/19 - 9/26/19	28		(26,817)	—	(26,817)
Liberty Media Corp-Liberty Formula One(a)	0.125	JPMorgan Securities, Inc.	06/05/19	36		54,397	—	54,397
Liberty Ventures(a)	0.860	JPMorgan Securities, Inc.	10/30/19	3		(9,567)	—	(9,567)
Linamar Corp.(a)	1.689	JPMorgan Securities, Inc.	07/22/19 - 9/9/19	19		(25,192)	—	(25,192)
Lincoln National Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	5		2,876	—	2,876
LINE Corp.(a)	1.340	JPMorgan Securities, Inc.	05/13/19 - 7/12/19	26		(119,239)	—	(119,239)
Lion Corp.(a)	1.589	JPMorgan Securities, Inc.	07/06/18 - 8/10/18	14		8,841	—	8,841
Live Nation Entertainment, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/05/19 - 6/17/19	32		50,286	—	50,286
Lloyds Banking Group PLC(a)	0.860	JPMorgan Securities, Inc.	08/14/19 - 9/27/19	1,197		(40,244)	—	(40,244)
Loblaw Cos. Ltd.(a)	1.687	JPMorgan Securities, Inc.	10/17/19	7		(24,296)	—	(24,296)
Logitech International SA Class A(a)	1.639	JPMorgan Securities, Inc.	08/09/18 - 10/9/18	8		(3,468)	—	(3,468)
LogMeIn, Inc.(a)	0.860	JPMorgan Securities, Inc.	05/17/19 - 10/30/19	7		(16,967)	—	(16,967)
Louisiana-Pacific Corp.(a)	1.639	JPMorgan Securities, Inc.	02/19/19 - 10/17/19	23		(25,819)	—	(25,819)
Lowe’s Cos., Inc.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	4		(7,882)	—	(7,882)
Lumentum Holdings, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/10/19 - 10/30/19	9		(30,347)	—	(30,347)
Lundin Mining Corp.(a)	1.689	JPMorgan Securities, Inc.	08/07/18 - 12/17/18	124		(9,441)	—	(9,441)
LyondellBasell Industries NV(a)	1.637	JPMorgan Securities, Inc.	10/17/19	4		18,505	—	18,505
M3, Inc.(a)	0.760	JPMorgan Securities, Inc.	02/21/19 - 3/18/19	48		(45,989)	—	(45,989)
Mabuchi Motor Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	09/12/19	1		(1,239)	—	(1,239)
MACOM Technology Solutions Holdings, Inc.(a)	0.860	JPMorgan Securities, Inc.	03/04/19 - 6/17/19	26		62,818	—	62,818
Macquarie Group Ltd.(a)	0.660	JPMorgan Securities, Inc.	05/30/19 -10/18/19	3		(7,852)	—	(7,852)

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Macquarie Infrastructure Corp.(a)	0.860%	JPMorgan Securities, Inc.	06/28/19 - 10/30/19	$13		$34,741	$—	$34,741
Magna International, Inc.(a)	1.689	JPMorgan Securities, Inc.	06/29/18 - 9/26/19	15		2,941	—	2,941
Mallinckrodt PLC(a)	1.639	JPMorgan Securities, Inc.	04/11/19 - 10/17/19	10		(28,726)	—	(28,726)
Manhattan Associates, Inc.(a)	1.639	JPMorgan Securities, Inc.	05/30/19 - 10/31/19	8		(23,160)	—	(23,160)
ManpowerGroup, Inc.(a)	1.639	JPMorgan Securities, Inc.	09/04/18 - 6/10/19	15		25,481	—	25,481
Maple Leaf Foods, Inc.(a)	1.689	JPMorgan Securities, Inc.	03/04/19 - 3/18/19	42		(69,042)	—	(69,042)
Marathon Oil Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	27		9,667	—	9,667
Marine Harvest ASA(a)	1.639	JPMorgan Securities, Inc.	03/15/19	11		(12,688)	—	(12,688)
Marks & Spencer Group PLC(a)	1.614	JPMorgan Securities, Inc.	07/11/19	41		(1,725)	—	(1,725)
Martin Marietta Materials, Inc.(a)	0.860	JPMorgan Securities, Inc.	02/19/19 - 9/26/19	5		(59,071)	—	(59,071)
Marubeni Corp.(a)	0.000	JPMorgan Securities, Inc.	08/05/19 - 11/1/19	93		9,667	—	9,667
Marui Group Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	07/02/18 - 11/1/19	42		10,344	—	10,344
Maruichi Steel Tube Ltd.(a)	0.760	JPMorgan Securities, Inc.	07/02/18 - 1/15/19	41		(46,021)	—	(46,021)
Marvell Technology Group Ltd.(a)	1.642	JPMorgan Securities, Inc.	10/30/19	41		3,715	—	3,715
Masimo Corp.(a)	1.639	JPMorgan Securities, Inc.	03/04/19 - 10/17/19	17		39,144	—	39,144
Matsumotokiyoshi Holdings Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	09/12/19 - 9/30/19	11		25,172	—	25,172
Mattel, Inc.(a)	0.860	JPMorgan Securities, Inc.	02/04/19 - 10/17/19	96		145,723	—	145,723
MAXIMUS, Inc.(a)	1.639	JPMorgan Securities, Inc.	05/10/19 - 10/17/19	11		10,339	—	10,339
MDU Resources Group, Inc.(a)	1.639	JPMorgan Securities, Inc.	09/25/19 - 10/17/19	13		2,008	—	2,008
Mediaset Espana Comunicacion SA(a)	1.639	JPMorgan Securities, Inc.	01/23/19 - 11/1/19	34		(10,604)	—	(10,604)
Mediaset SpA(a)	1.639	JPMorgan Securities, Inc.	03/04/19 - 3/29/19	183		(6,208)	—	(6,208)
Medipal Holdings Corp.(a)	1.589	JPMorgan Securities, Inc.	07/02/18 - 8/16/19	34		18,806	—	18,806
Meggitt PLC(a)	1.612	JPMorgan Securities, Inc.	10/17/19 - 11/1/19	53		(1,383)	—	(1,383)
Melco International Development Ltd.(a)	1.642	JPMorgan Securities, Inc.	10/31/19	102		7,267	—	7,267
Melia Hotels International SA(a)	1.639	JPMorgan Securities, Inc.	07/11/19	3		(2,638)	—	(2,638)
MercadoLibre, Inc.(a)	1.639	JPMorgan Securities, Inc.	10/19/18	1		(6,021)	—	(6,021)
Merck & Co., Inc.(a)	0.860	JPMorgan Securities, Inc.	08/28/19 -10/17/19	6		49,891	—	49,891
Metro Bank PLC(a)	0.340	JPMorgan Securities, Inc.	07/11/19 - 8/27/19	24		(6,710)	—	(6,710)
Metro, Inc.(a)	0.860	JPMorgan Securities, Inc.	09/09/19 - 9/26/19	27		59,627	—	59,627
Mettler-Toledo International, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 8/9/18	—	*	10,002	—	10,002
MGM China Holdings Ltd.(a)	0.410	JPMorgan Securities, Inc.	09/11/19 - 10/31/19	244		1,164	—	1,164
Michael Kors Holdings Ltd.(a)	1.639	JPMorgan Securities, Inc.	07/11/19 - 10/17/19	23		26,338	—	26,338
Micro Focus International PLC(a)	0.860	JPMorgan Securities, Inc.	09/26/19 - 10/11/19	32		(94,889)	—	(94,889)
Microsoft Corp.(a)	0.860	JPMorgan Securities, Inc.	10/10/19 - 10/17/19	5		(27,151)	—	(27,151)
Mitsubishi Gas Chemical Co., Inc.(a)	1.589	JPMorgan Securities, Inc.	06/28/19	14		23,415	—	23,415
Mitsubishi Motors Corp.(a)	0.760	JPMorgan Securities, Inc.	03/18/19 - 4/15/19	28		7,423	—	7,423
Mitsui OSK Lines Ltd.(a)	0.760	JPMorgan Securities, Inc.	10/15/19 - 10/21/19	5		(2,036)	—	(2,036)
Mixi, Inc.(a)	1.589	JPMorgan Securities, Inc.	01/11/19 - 1/15/19	36		(26,305)	—	(26,305)
Molina Healthcare, Inc.(a)	1.639	JPMorgan Securities, Inc.	05/30/19 - 10/31/19	4		12,853	—	12,853
MonotaRO Co. Ltd.(a)	0.160	JPMorgan Securities, Inc.	07/06/18 - 10/21/19	60		7,878	—	7,878
Moog, Inc.(a)	1.639	JPMorgan Securities, Inc.	10/11/19 - 10/30/19	5		(3,123)	—	(3,123)
MSA Safety, Inc.(a)	1.642	JPMorgan Securities, Inc.	10/30/19	9		(20,735)	—	(20,735)
Murphy Oil Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19 - 10/30/19	31		52,462	—	52,462
National Australia Bank Ltd.(a)	0.660	JPMorgan Securities, Inc.	09/09/19 - 10/18/19	14		2,506	—	2,506
National Beverage Corp.(a)	1.639	JPMorgan Securities, Inc.	03/18/19	15		(121,125)	—	(121,125)
National Fuel Gas Co.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	4		800	—	800
National Grid PLC(a)	1.614	JPMorgan Securities, Inc.	08/02/19 - 10/17/19	29		(13,656)	—	(13,656)
Natixis SA(a)	0.810	JPMorgan Securities, Inc.	10/18/19	100		(8,167)	—	(8,167)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Navient Corp.(a)	0.860%	JPMorgan Securities, Inc.	05/10/19 - 8/2/19	$78	$(51,221)	$—	$(51,221)
Navistar International Corp.(a)	0.860	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	8	11,092	—	11,092
NCR Corp.(a)	1.639	JPMorgan Securities, Inc.	05/06/19 - 10/17/19	10	(49,933)	—	(49,933)
Nektar Therapeutics(a)	0.860	JPMorgan Securities, Inc.	03/29/19 - 10/17/19	57	(61,425)	—	(61,425)
Nestle SA(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	4	(9,766)	—	(9,766)
NetApp, Inc.(a)	0.000	JPMorgan Securities, Inc.	08/14/19 - 10/30/19	12	15,211	—	15,211
Netflix, Inc.(a)	0.860	JPMorgan Securities, Inc.	12/12/18 - 10/17/19	9	(3,260)	—	(3,260)
Neurocrine Biosciences, Inc.(a)	0.860	JPMorgan Securities, Inc.	03/18/19 - 10/31/19	6	1,222	—	1,222
New York Community Bancorp, Inc.(a)	0.860	JPMorgan Securities, Inc.	09/09/19	92	23,383	—	23,383
Newfield Exploration Co.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	12	12,030	—	12,030
NEX Group PLC(a)	1.614	JPMorgan Securities, Inc.	05/23/19 - 10/31/19	82	(14,910)	—	(14,910)
Nexon Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	09/30/19	9	(4,692)	—	(4,692)
Next PLC(a)	1.612	JPMorgan Securities, Inc.	10/17/19	6	(4,251)	—	(4,251)
NGK Spark Plug Co. Ltd.(a)	0.000	JPMorgan Securities, Inc.	09/28/18 - 3/6/19	8	1,302	—	1,302
Nibe Industrier AB(a)	0.890	JPMorgan Securities, Inc.	10/31/18 - 3/4/19	111	(2,728)	—	(2,728)
Nice Ltd.(a)	0.000	JPMorgan Securities, Inc.	10/17/19	3	(7,947)	—	(7,947)
Nifco, Inc.(a)	0.760	JPMorgan Securities, Inc.	07/24/19 - 10/15/19	12	(48,676)	—	(48,676)
Nike, Inc. Class B	1.160	JPMorgan Securities, Inc.	12/31/99	195	(4,530)	—	(4,530)
Nikon Corp.(a)	1.589	JPMorgan Securities, Inc.	09/28/18 - 7/24/19	70	109,782	—	109,782
Nintendo Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	08/10/18 - 10/15/19	3	22,897	—	22,897
Nippon Paint Holdings Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	07/24/19 - 9/12/19	27	(63,387)	—	(63,387)
Nippon Telegraph & Telephone Corp.(a)	1.589	JPMorgan Securities, Inc.	04/12/19 - 10/21/19	8	14,653	—	14,653
Nippon Yusen KK(a)	0.000	JPMorgan Securities, Inc.	06/06/19 - 10/2/19	64	(11,299)	—	(11,299)
Nissan Chemical Industries Ltd.(a)	0.760	JPMorgan Securities, Inc.	07/17/18 - 5/1/19	25	(34,960)	—	(34,960)
NMC Health PLC(a)	0.860	JPMorgan Securities, Inc.	09/26/19 - 10/15/19	24	11,543	—	11,543
Nokian Renkaat Oyj(a)	0.660	JPMorgan Securities, Inc.	07/16/18 - 12/17/18	9	(4,046)	—	(4,046)
Nomura Holdings, Inc.(a)	1.592	JPMorgan Securities, Inc.	11/05/19	61	(11,648)	—	(11,648)
Nomura Research Institute Ltd.(a)	1.589	JPMorgan Securities, Inc.	03/29/19	3	12,930	—	12,930
Nordea Bank AB(a)	0.660	JPMorgan Securities, Inc.	06/10/19 - 10/17/19	27	34,510	—	34,510
Norsk Hydro ASA(a)	1.639	JPMorgan Securities, Inc.	07/16/18 - 11/13/18	204	(4,610)	—	(4,610)
Northern Trust Corp.(a)	1.639	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	4	991	—	991
Northrop Grumman Corp.(a)	1.639	JPMorgan Securities, Inc.	03/18/19	1	(2,398)	—	(2,398)
Novartis AG(a)	0.810	JPMorgan Securities, Inc.	04/15/19	2	8,524	—	8,524
Novo Nordisk A/S(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 11/19/18	6	4,534	—	4,534
NTT Data Corp.(a)	1.589	JPMorgan Securities, Inc.	07/03/19 - 10/21/19	33	17,475	—	17,475
NTT DOCOMO, Inc.(a)	1.589	JPMorgan Securities, Inc.	10/22/18 - 10/21/19	16	19,499	—	19,499
Nu Skin Enterprises, Inc.(a)	1.639	JPMorgan Securities, Inc.	09/25/19 - 10/10/19	3	(2,062)	—	(2,062)
Nucor Corp.(a)	0.860	JPMorgan Securities, Inc.	09/26/19	7	701	—	701
NuVasive, Inc.(a)	0.860	JPMorgan Securities, Inc.	09/09/19 - 10/30/19	13	(5,495)	—	(5,495)
NVIDIA Corp.(a)	0.860	JPMorgan Securities, Inc.	05/17/19 - 10/17/19	2	(28,854)	—	(28,854)
Oasis Petroleum, Inc.(a)	0.860	JPMorgan Securities, Inc.	02/04/19 - 3/6/19	14	(14,320)	—	(14,320)
Obic Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	08/16/19 - 8/28/19	7	(26,065)	—	(26,065)
Occidental Petroleum Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	6	(2,690)	—	(2,690)
OCI NV(a)	0.260	JPMorgan Securities, Inc.	10/09/18 - 10/17/19	72	29,320	—	29,320
Oji Holdings Corp.(a)	1.589	JPMorgan Securities, Inc.	02/21/19 - 5/13/19	5	11,444	—	11,444
Olympus Corp.(a)	1.592	JPMorgan Securities, Inc.	10/21/19 - 11/1/19	23	15,001	—	15,001
OMV AG(a)	1.639	JPMorgan Securities, Inc.	10/31/18 - 3/4/19	27	84,877	—	84,877
OneMain Holdings, Inc.(a)	1.639	JPMorgan Securities, Inc.	04/29/19	37	30,292	—	30,292
Oracle Corp.(a)	0.860	JPMorgan Securities, Inc.	08/14/19	4	(8,896)	—	(8,896)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Orica Ltd.(a)	0.660%	JPMorgan Securities, Inc.	10/15/19	$2		$(638)	$—	$(638)
Oriental Land Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	11/01/19	1		663	—	663
Orion Oyj(a)	1.637	JPMorgan Securities, Inc.	10/17/19	8		(32,291)	—	(32,291)
Orora Ltd.(a)	1.642	JPMorgan Securities, Inc.	10/31/19	7		368	—	368
PacWest Bancorp(a)	0.860	JPMorgan Securities, Inc.	10/30/19	9		2,033	—	2,033
Panalpina Welttransport Holding AG(a)	0.060	JPMorgan Securities, Inc.	06/17/19 - 8/14/19	1		6,682	—	6,682
Panasonic Corp.(a)	1.589	JPMorgan Securities, Inc.	08/16/19	33		11,811	—	11,811
Pandora A/S(a)	0.660	JPMorgan Securities, Inc.	06/17/19 - 8/26/19	3		10,526	—	10,526
Pandora Media, Inc.(a)	0.115	JPMorgan Securities, Inc.	09/04/18 - 2/4/19	105		71,171	—	71,171
Park24 Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	10/15/19 - 11/1/19	38		45,273	—	45,273
Parker-Hannifin Corp.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	2		(3,579)	—	(3,579)
Parsley Energy, Inc. Class A(a)	0.860	JPMorgan Securities, Inc.	07/02/18 - 10/31/19	56		(4,500)	—	(4,500)
Partners Group Holding AG(a)	1.639	JPMorgan Securities, Inc.	03/29/19	—	*	(4,027)	—	(4,027)
Patterson Cos., Inc.(a)	0.860	JPMorgan Securities, Inc.	10/11/19 - 10/30/19	2		4,509	—	4,509
Patterson-UTI Energy, Inc.(a)	0.860	JPMorgan Securities, Inc.	05/17/19 - 10/30/19	66		46,911	—	46,911
PayPal Holdings, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	5		(19,595)	—	(19,595)
PBF Energy, Inc.(a)	1.642	JPMorgan Securities, Inc.	10/30/19	31		38,930	—	38,930
Pearson PLC(a)	1.612	JPMorgan Securities, Inc.	10/17/19	44		35,712	—	35,712
Penumbra, Inc.(a)	0.500	JPMorgan Securities, Inc.	06/28/19	13		(113,264)	—	(113,264)
PepsiCo, Inc.(a)	1.639	JPMorgan Securities, Inc.	03/29/19	1		(3,391)	—	(3,391)
Perrigo Co. PLC(a)	1.639	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	4		(27,060)	—	(27,060)
Petrofac Ltd.(a)	1.614	JPMorgan Securities, Inc.	11/23/18 - 5/10/19	90		(1,178)	—	(1,178)
Peugeot SA(a)	1.639	JPMorgan Securities, Inc.	07/16/18 - 10/19/18	9		(3,289)	—	(3,289)
Pfizer, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	10		13,357	—	13,357
Phillips 66(a)	1.639	JPMorgan Securities, Inc.	08/28/19	2		(7,250)	—	(7,250)
Pinnacle Financial Partners, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	3		(659)	—	(659)
Plains GP Holdings LP	0.000	JPMorgan Securities, Inc.	09/09/19 - 09/26/19	28		(21,989)	—	(21,989)
Planet Fitness, Inc. Class A(b)	0.000	JPMorgan Securities, Inc.	12/18/17	261		(62,250)	1,129	(63,379)
Platinum Asset Management Ltd.(a)	1.642	JPMorgan Securities, Inc.	10/31/19	17		636	—	636
Playtech PLC(a)	1.612	JPMorgan Securities, Inc.	10/17/19	29		15,930	—	15,930
Pola Orbis Holdings, Inc.(a)	1.589	JPMorgan Securities, Inc.	04/12/19 - 10/21/19	11		1,175	—	1,175
Pool Corp.(a)	0.860	JPMorgan Securities, Inc.	08/02/19 - 10/17/19	13		(110,579)	—	(110,579)
Porsche Automobil Holding SE(a)	0.810	JPMorgan Securities, Inc.	05/17/19 - 10/17/19	25		(99,804)	—	(99,804)
Portola Pharmaceuticals, Inc.(a)	0.860	JPMorgan Securities, Inc.	08/28/19 - 10/17/19	7		23,021	—	23,021
PRA Health Sciences, Inc.(a)	1.639	JPMorgan Securities, Inc.	09/04/18 - 7/22/19	13		(894)	—	(894)
PrairieSky Royalty Ltd.(a)	0.810	JPMorgan Securities, Inc.	06/29/18 - 7/26/18	61		(90,274)	—	(90,274)
ProSiebenSat.1 Media SE(a)	0.810	JPMorgan Securities, Inc.	09/27/19	31		21,689	—	21,689
Provident Financial PLC(a)	0.860	JPMorgan Securities, Inc.	06/29/18 - 3/18/19	33		(65,702)	—	(65,702)
Puma Biotechnology, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/28/19 - 10/17/19	3		(3,360)	—	(3,360)
Qantas Airways Ltd.(a)	0.000	JPMorgan Securities, Inc.	06/29/18 - 11/23/18	382		(52,090)	—	(52,090)
QBE Insurance Group Ltd.(a)	0.660	JPMorgan Securities, Inc.	10/31/19	61		7,945	—	7,945
QIAGEN NV(a)	0.860	JPMorgan Securities, Inc.	10/30/19	6		(1,727)	—	(1,727)
Qube Holdings Ltd.(a)	0.160	JPMorgan Securities, Inc.	06/28/19 - 9/30/19	558		(9,069)	—	(9,069)
Quebecor, Inc. Class B(a)	1.689	JPMorgan Securities, Inc.	06/29/18 - 10/31/18	16		49	—	49
Quest Diagnostics, Inc.(a)	0.000	JPMorgan Securities, Inc.	06/10/19 - 10/17/19	4		10,402	—	10,402
Raiffeisen Bank International AG(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 10/31/19	21		6,417	—	6,417
Ralph Lauren Corp. Class A(a)	0.000	JPMorgan Securities, Inc.	08/26/19 - 10/17/19	15		67,533	—	67,533
Ramsay Health Care Ltd.(a)	1.637	JPMorgan Securities, Inc.	10/18/19	7		(5,667)	—	(5,667)
REA Group Ltd.(a)	0.660	JPMorgan Securities, Inc.	06/29/18 - 12/17/18	16		(17,903)	—	(17,903)
Reckitt Benckiser Group PLC(a)	1.614	JPMorgan Securities, Inc.	07/11/19	2		(7,820)	—	(7,820)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Red Hat, Inc.(a)	1.639%	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	$3	$(1,016)	$—	$(1,016)
Reliance Steel & Aluminum Co.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	5	(1,513)	—	(1,513)
RELX NV(a)	1.639	JPMorgan Securities, Inc.	09/27/19	14	9,997	—	9,997
RELX PLC(a)	1.614	JPMorgan Securities, Inc.	07/11/19 - 10/17/19	16	9,703	—	9,703
Renault SA(a)	0.810	JPMorgan Securities, Inc.	05/30/19 - 11/1/19	2	1,628	—	1,628
Renesas Electronics Corp.(a)	0.760	JPMorgan Securities, Inc.	07/24/19 - 10/21/19	103	(176,228)	—	(176,228)
Restaurant Brands International, Inc.(a)	0.860	JPMorgan Securities, Inc.	08/14/19 - 8/28/19	3	3,629	—	3,629
Rheinmetall AG(a)	1.639	JPMorgan Securities, Inc.	06/17/19 - 9/11/19	9	19,787	—	19,787
Rightmove PLC(a)	1.614	JPMorgan Securities, Inc.	06/29/18 - 11/1/19	33	44,591	—	44,591
Rio Tinto Ltd.(a)	1.637	JPMorgan Securities, Inc.	10/18/19	7	(13,362)	—	(13,362)
Rio Tinto PLC(a)	1.614	JPMorgan Securities, Inc.	08/29/19 - 10/17/19	8	1,126	—	1,126
Ritchie Bros Auctioneers, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/29/18 - 8/17/18	45	6,842	—	6,842
RLI Corp.(a)	0.860	JPMorgan Securities, Inc.	07/26/18 - 10/19/18	15	(26,163)	—	(26,163)
Robert Half International, Inc.(a)	1.639	JPMorgan Securities, Inc.	12/24/18 - 10/17/19	27	76,846	—	76,846
Roche Holding AG(a)	1.639	JPMorgan Securities, Inc.	06/28/19 - 8/28/19	1	(14,216)	—	(14,216)
Rogers Communications, Inc. Class B(a)	1.689	JPMorgan Securities, Inc.	04/25/19 - 10/17/19	7	(8,252)	—	(8,252)
Rollins, Inc.(a)	1.642	JPMorgan Securities, Inc.	03/18/19 - 10/30/19	13	(29,494)	—	(29,494)
Roper Technologies, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	1	(8,764)	—	(8,764)
Ross Stores, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/10/19 -10/17/19	6	730	—	730
Royal Mail PLC(a)	1.614	JPMorgan Securities, Inc.	09/27/19	29	(3,789)	—	(3,789)
RPC Group PLC(a)	0.860	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	139	19,054	—	19,054
RSA Insurance Group PLC(a)	1.617	JPMorgan Securities, Inc.	10/31/19	52	1,804	—	1,804
Rubis SCA(a)	0.810	JPMorgan Securities, Inc.	09/11/19 - 9/27/19	18	31,303	—	31,303
Ryder System, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/02/19	1	(2,304)	—	(2,304)
Sabre Corp.(a)	0.860	JPMorgan Securities, Inc.	07/22/19 - 8/26/19	62	(96,693)	—	(96,693)
Salmar ASA(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 11/13/18	3	(3,101)	—	(3,101)
Sanderson Farms, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/14/19 - 9/9/19	7	15,577	—	15,577
Sanofi(a)	0.810	JPMorgan Securities, Inc.	04/29/19 - 10/17/19	10	44,952	—	44,952
Saputo, Inc.(a)	1.689	JPMorgan Securities, Inc.	03/18/19	3	4,509	—	4,509
Sarepta Therapeutics, Inc.(a)	0.500	JPMorgan Securities, Inc.	10/10/19 - 10/17/19	5	9,548	—	9,548
Sartorius AG(a)	0.810	JPMorgan Securities, Inc.	05/23/19 - 10/17/19	14	85,208	—	85,208
Schibsted ASA(a)	0.660	JPMorgan Securities, Inc.	05/10/19 - 10/17/19	58	31,039	—	31,039
Schlumberger Ltd.(a)	1.637	JPMorgan Securities, Inc.	10/17/19 - 10/31/19	6	(21,024)	—	(21,024)
Schneider National, Inc.(a)	1.639	JPMorgan Securities, Inc.	10/11/19 - 10/30/19	34	(39,130)	—	(39,130)
Schroders PLC(a)	1.614	JPMorgan Securities, Inc.	08/02/19 - 10/17/19	7	(1,907)	—	(1,907)
Science Applications International Corp.(a)	0.860	JPMorgan Securities, Inc.	06/28/19 - 10/11/19	11	(42,477)	—	(42,477)
Scientific Games Corp. Class A(a)	1.639	JPMorgan Securities, Inc.	08/02/19 - 10/30/19	21	55,854	—	55,854
SCREEN Holdings Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	05/30/19	1	7,904	—	7,904
Seagate Technology PLC(a)	1.639	JPMorgan Securities, Inc.	10/19/18 - 10/17/19	11	32,468	—	32,468
SEB SA(a)	0.810	JPMorgan Securities, Inc.	03/04/19 - 10/17/19	10	77,498	—	77,498
SEEK Ltd.(a)	0.660	JPMorgan Securities, Inc.	09/30/19 - 10/15/19	77	(31,008)	—	(31,008)
Sega Sammy Holdings, Inc.(a)	1.589	JPMorgan Securities, Inc.	08/16/19 - 10/21/19	107	(35,122)	—	(35,122)
SEI Investments Co.(a)	1.639	JPMorgan Securities, Inc.	03/18/19	3	1,789	—	1,789
Seibu Holdings, Inc.(a)	0.760	JPMorgan Securities, Inc.	08/08/18 - 3/18/19	72	(43,485)	—	(43,485)
Seino Holdings Co. Ltd.(a)	1.588	JPMorgan Securities, Inc.	10/21/19	19	(5,043)	—	(5,043)
Sekisui Chemical Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	07/12/19 - 8/5/19	18	7,207	—	7,207
Seria Co. Ltd.(a)	1.588	JPMorgan Securities, Inc.	10/21/19	1	(40)	—	(40)
Seven & i Holdings Co. Ltd.(a)	1.588	JPMorgan Securities, Inc.	10/21/19	9	(6,025)	—	(6,025)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Seven Bank Ltd.(a)	0.760%	JPMorgan Securities, Inc.	07/02/18 - 3/18/19	$352		$(22,748)	$—	$(22,748)
SGS SA(a)	1.639	JPMorgan Securities, Inc.	06/17/19	—	*	6,858	—	6,858
Shaw Communications, Inc.(a)	1.689	JPMorgan Securities, Inc.	05/06/19 - 10/31/19	11		9,123	—	9,123
Shimamura Co. Ltd.(a)	0.000	JPMorgan Securities, Inc.	01/15/19 - 7/12/19	7		(8,660)	—	(8,660)
Shimano, Inc.(a)	0.760	JPMorgan Securities, Inc.	07/02/18 - 3/18/19	4		(13,986)	—	(13,986)
Shopify, Inc.(a)	0.860	JPMorgan Securities, Inc.	02/04/19 - 10/17/19	3		(16,779)	—	(16,779)
Shopify, Inc. Class A(a)	0.860	JPMorgan Securities, Inc.	02/04/19 - 10/17/19	12		(65,750)	—	(65,750)
Showa Denko KK(a)	1.589	JPMorgan Securities, Inc.	06/28/19	5		1,002	—	1,002
Signature Bank(a)	0.860	JPMorgan Securities, Inc.	06/05/19 - 10/17/19	9		(48,903)	—	(48,903)
Signature Bank NY(a)	0.860	JPMorgan Securities, Inc.	06/05/19 - 10/17/19	3		(17,359)	—	(17,359)
Siltronic AG(a)	1.639	JPMorgan Securities, Inc.	10/15/19	1		17,287	—	17,287
Singapore Airlines Ltd.(a)	0.660	JPMorgan Securities, Inc.	06/19/19 - 8/5/19	44		96	—	96
Singapore Exchange Ltd.(a)	1.589	JPMorgan Securities, Inc.	03/18/19	32		1,416	—	1,416
Singapore Telecommunications Ltd.(a)	0.660	JPMorgan Securities, Inc.	06/19/19 - 7/12/19	97		1,268	—	1,268
Sirius XM Holdings, Inc.(a)	1.642	JPMorgan Securities, Inc.	03/18/19 - 10/30/19	195		(36,450)	—	(36,450)
Six Flags Entertainment Corp.(a)	0.860	JPMorgan Securities, Inc.	09/09/19	21		(28,689)	—	(28,689)
Skanska AB(a)	0.660	JPMorgan Securities, Inc.	08/02/19 - 8/14/19	49		47,415	—	47,415
Skechers USA, Inc. Class A(a)	1.642	JPMorgan Securities, Inc.	10/30/19	14		(15,058)	—	(15,058)
Skyworks Solutions, Inc.(a)	1.639	JPMorgan Securities, Inc.	03/29/19	2		15,432	—	15,432
Smith & Nephew PLC(a)	1.614	JPMorgan Securities, Inc.	04/29/19 - 10/17/19	71		15,698	—	15,698
Snap, Inc.(a)	5.000	JPMorgan Securities, Inc.	08/14/19 - 10/31/19	82		84,468	—	84,468
Software AG(a)	1.639	JPMorgan Securities, Inc.	06/28/19	6		15,068	—	15,068
Sohgo Security Services Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	10/11/18 - 9/12/19	25		(37,733)	—	(37,733)
South32 Ltd.(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 10/18/19	357		19,079	—	19,079
SPDR S&P 500 ETF	1.000	JPMorgan Securities, Inc.	12/31/99	7,029		(319,323)	—	(319,323)
Spirit AeroSystems Holdings, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	5		2,677	—	2,677
Spirit Airlines, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/28/19 - 7/11/19	22		(71,620)	—	(71,620)
Splunk, Inc.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	1		3,630	—	3,630
Sprint Corp.(a)	0.860	JPMorgan Securities, Inc.	04/25/19 - 6/17/19	22		13,152	—	13,152
Square Enix Holdings Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	03/29/19 - 7/12/19	45		81,027	—	81,027
Square, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	11		(48,801)	—	(48,801)
SSAB AB(a)	1.639	JPMorgan Securities, Inc.	10/15/19	27		1,366	—	1,366
SSE PLC(a)	1.614	JPMorgan Securities, Inc.	05/30/19 - 10/17/19	20		(4,835)	—	(4,835)
St James’s Place PLC(a)	1.614	JPMorgan Securities, Inc.	07/22/19 - 10/17/19	23		(4)	—	(4)
Starbucks Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	6		(9,104)	—	(9,104)
Start Today Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	01/24/19 - 7/12/19	57		(116,057)	—	(116,057)
Statoil ASA(a)	1.639	JPMorgan Securities, Inc.	05/20/19	10		(503)	—	(503)
Stericycle, Inc.(a)	0.860	JPMorgan Securities, Inc.	09/09/19	16		6,953	—	6,953
Sterling Bancorp(a)	0.860	JPMorgan Securities, Inc.	04/29/19	9		(5,952)	—	(5,952)
STMicroelectronics NV(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 7/26/18	76		267,370	—	267,370
Subsea 7 SA(a)	1.639	JPMorgan Securities, Inc.	07/16/18 - 8/26/19	39		(11,704)	—	(11,704)
Suedzucker AG(a)	1.639	JPMorgan Securities, Inc.	06/28/19	31		(11,810)	—	(11,810)
Sumco Corp.(a)	0.760	JPMorgan Securities, Inc.	11/09/18 - 8/16/19	90		(526,615)	—	(526,615)
Sumitomo Dainippon Pharma Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	09/12/19 - 10/15/19	72		45,881	—	45,881
Sumitomo Metal Mining Co. Ltd.(a)	0.000	JPMorgan Securities, Inc.	03/29/19 - 10/15/19	28		(98,933)	—	(98,933)
Suncor Energy, Inc.(a)	1.689	JPMorgan Securities, Inc.	05/17/19 - 10/17/19	11		2,188	—	2,188
Suzuken Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	07/02/18 - 10/21/19	42		35,415	—	35,415
Svenska Handelsbanken AB(a)	0.660	JPMorgan Securities, Inc.	04/11/19 - 10/17/19	24		20,046	—	20,046

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Swedish Match AB(a)	1.639%	JPMorgan Securities, Inc.	04/11/19 - 10/17/19	$10	$11,848	$—	$11,848
Swisscom AG(a)	1.639	JPMorgan Securities, Inc.	03/15/19 - 10/17/19	1	(6,452)	—	(6,452)
Symrise AG(a)	0.810	JPMorgan Securities, Inc.	10/17/19	5	(7,102)	—	(7,102)
Taisei Corp.(a)	1.588	JPMorgan Securities, Inc.	10/21/19	7	(3,297)	—	(3,297)
Taiyo Nippon Sanso Corp.(a)	0.760	JPMorgan Securities, Inc.	03/29/19 - 7/24/19	102	18,577	—	18,577
Takeda Pharmaceutical Co. Ltd.(a)	0.760	JPMorgan Securities, Inc.	11/01/19	2	(869)	—	(869)
Tallgrass Energy GP LP(a)	0.860	JPMorgan Securities, Inc.	10/17/19	5	15,297	—	15,297
Targa Resources Corp.(a)	0.860	JPMorgan Securities, Inc.	06/28/19 - 10/30/19	30	156,460	—	156,460
Taro Pharmaceutical Industries Ltd.(a)	1.639	JPMorgan Securities, Inc.	12/12/18 - 10/17/19	3	5,272	—	5,272
Tate & Lyle PLC(a)	1.614	JPMorgan Securities, Inc.	07/22/19	20	(2,765)	—	(2,765)
Taylor Wimpey PLC(a)	1.612	JPMorgan Securities, Inc.	10/17/19	137	(7,881)	—	(7,881)
Tech Data Corp.(a)	1.639	JPMorgan Securities, Inc.	12/17/18 - 12/24/18	13	(23,884)	—	(23,884)
Technology Select Sector SPDR Fund	0.350	JPMorgan Securities, Inc.	12/31/99	4,894	(394,936)	—	(394,936)
Teck Resources Ltd.(a)	1.689	JPMorgan Securities, Inc.	08/14/19 - 10/31/19	55	(133,876)	—	(133,876)
Telefonaktiebolaget LM Ericsson(a)	0.660	JPMorgan Securities, Inc.	06/10/19 - 10/18/19	100	(45,948)	—	(45,948)
Telefonaktiebolaget LM Ericsson Class B(a)	0.660	JPMorgan Securities, Inc.	06/10/19 - 10/18/19	63	(24,102)	—	(24,102)
Telenor ASA(a)	1.639	JPMorgan Securities, Inc.	03/15/19 - 10/17/19	14	3,499	—	3,499
Telephone & Data Systems, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/05/19	25	11,672	—	11,672
Temenos Group AG(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 9/27/18	1	14,427	—	14,427
Tempur Sealy International, Inc.(a)	0.375	JPMorgan Securities, Inc.	10/17/19 - 10/30/19	13	11,882	—	11,882
Tenaris SA(a)	0.860	JPMorgan Securities, Inc.	09/25/19 - 10/30/19	29	(13,862)	—	(13,862)
Teradata Corp.(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	52	40,507	—	40,507
Tesla Motors, Inc.(a)	1.500	JPMorgan Securities, Inc.	12/17/18 - 10/31/19	4	104,739	—	104,739
Tesla, Inc.(a)	1.500	JPMorgan Securities, Inc.	12/17/18 - 10/31/19	1	23,112	—	23,112
Texas Instruments, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	2	(4,928)	—	(4,928)
Textron, Inc.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	7	(5,839)	—	(5,839)
The Bank of Kyoto Ltd.(a)	0.000	JPMorgan Securities, Inc.	12/19/18 - 10/2/19	25	(9,481)	—	(9,481)
The Brink’s Co.(a)	1.639	JPMorgan Securities, Inc.	05/10/19 - 5/23/19	18	(189,196)	—	(189,196)
The Chemours Co.(a)	1.639	JPMorgan Securities, Inc.	11/23/18	6	7,101	—	7,101
The Gap. Inc.(a)	1.639	JPMorgan Securities, Inc.	06/28/19 - 8/26/19	21	(21,588)	—	(21,588)
The Home Depot, Inc.(a)	1.639	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	2	1,073	—	1,073
The Interpublic Group of Cos., Inc.(a)	1.637	JPMorgan Securities, Inc.	09/09/19 - 10/30/19	64	(75,798)	—	(75,798)
The Kansai Electric Power Co., Inc.(a)	1.589	JPMorgan Securities, Inc.	12/06/18 - 7/24/19	100	26,730	—	26,730
The Medicines Co.(a)	0.860	JPMorgan Securities, Inc.	05/10/19 - 5/23/19	23	147,531	—	147,531
The Middleby Corp.(a)	0.860	JPMorgan Securities, Inc.	06/29/18 - 6/28/19	9	59,686	—	59,686
The Mosaic Co.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	17	(11,476)	—	(11,476)
The New York Times Co. Class A(a)	1.639	JPMorgan Securities, Inc.	08/02/19 - 9/9/19	58	(1,400)	—	(1,400)
The TJX Cos., Inc.(a)	1.639	JPMorgan Securities, Inc.	06/10/19 - 10/17/19	5	(10,842)	—	(10,842)
The Toro Co.(a)	1.639	JPMorgan Securities, Inc.	10/10/19 - 10/17/19	6	266	—	266
The Ultimate Software Group, Inc.(a)	0.860	JPMorgan Securities, Inc.	08/26/19 - 9/26/19	6	(43,574)	—	(43,574)
The Walt Disney Co.(a)	1.642	JPMorgan Securities, Inc.	03/18/19 - 10/30/19	8	(646)	—	(646)
The Weir Group PLC(a)	0.860	JPMorgan Securities, Inc.	09/14/18 - 11/4/19	49	1,336	—	1,336
Thor Industries, Inc.(a)	1.639	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	7	56,505	—	56,505
Toho Co. Ltd.(a)	1.589	JPMorgan Securities, Inc.	09/12/19 - 10/21/19	10	(23,764)	—	(23,764)
Tohoku Electric Power Co., Inc.(a)	1.589	JPMorgan Securities, Inc.	03/18/19	14	(1,964)	—	(1,964)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Tokyo Century Corp.(a)	1.592%	JPMorgan Securities, Inc.	11/01/19	$6	$(89)	$—	$(89)
Tokyo Electric Power Co. Holdings, Inc.(a)	1.589	JPMorgan Securities, Inc.	07/02/18 - 7/27/18	321	7,351	—	7,351
Tokyo Gas Co. Ltd.(a)	0.000	JPMorgan Securities, Inc.	09/30/19 - 10/2/19	14	(7,597)	—	(7,597)
Tosoh Corp.(a)	1.589	JPMorgan Securities, Inc.	05/24/19 - 6/19/19	44	(1,641)	—	(1,641)
Tourmaline Oil Corp.(a)	1.689	JPMorgan Securities, Inc.	09/09/19 - 9/26/19	31	(16,584)	—	(16,584)
Tower Semiconductor Ltd.(a)	1.639	JPMorgan Securities, Inc.	10/11/19 - 10/30/19	28	38,398	—	38,398
Toyota Industries Corp.(a)	0.760	JPMorgan Securities, Inc.	06/19/19 - 10/21/19	27	(73,175)	—	(73,175)
TPG Telecom Ltd.(a)	0.660	JPMorgan Securities, Inc.	06/29/18 - 8/2/19	228	36,363	—	36,363
TransDigm Group, Inc.(a)	0.860	JPMorgan Securities, Inc.	06/29/18 - 12/17/18	4	(45,785)	—	(45,785)
Transocean Ltd.(a)	1.639	JPMorgan Securities, Inc.	06/05/19 - 8/14/19	100	(763)	—	(763)
Trend Micro, Inc.(a)	1.589	JPMorgan Securities, Inc.	05/13/19	11	15,738	—	15,738
TripAdvisor, Inc.(a)	0.860	JPMorgan Securities, Inc.	03/04/19 - 8/14/19	17	35,736	—	35,736
Trivago NV(a)	1.639	JPMorgan Securities, Inc.	09/09/19	9	(29,941)	—	(29,941)
Tronox Ltd.(a)	0.860	JPMorgan Securities, Inc.	10/31/19	6	3,347	—	3,347
TUI AG(a)	1.614	JPMorgan Securities, Inc.	08/27/19	62	21,807	—	21,807
Tupperware Brands Corp.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	15	40,989	—	40,989
Tyler Technologies, Inc.(a)	0.860	JPMorgan Securities, Inc.	07/16/18 - 12/17/18	3	5,353	—	5,353
Tyson Foods, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/17/19	1	(1,781)	—	(1,781)
Ultragenyx Pharmaceutical, Inc.(a)	0.860	JPMorgan Securities, Inc.	03/18/19	2	16,916	—	16,916
Umpqua Holdings Corp.(a)	1.639	JPMorgan Securities, Inc.	08/14/19 - 9/26/19	49	40,365	—	40,365
Unicharm Corp.(a)	1.589	JPMorgan Securities, Inc.	05/30/19 - 10/21/19	15	(21,560)	—	(21,560)
UniCredit SpA(a)	0.810	JPMorgan Securities, Inc.	05/06/19 - 10/17/19	18	18,191	—	18,191
Union Pacific Corp.(a)	1.639	JPMorgan Securities, Inc.	09/09/19	3	5,920	—	5,920
United Bankshares, Inc.(a)	0.500	JPMorgan Securities, Inc.	08/14/19 - 9/9/19	32	43,251	—	43,251
United States Cellular Corp.(a)	1.639	JPMorgan Securities, Inc.	12/24/18 - 5/23/19	28	(10,705)	—	(10,705)
United Therapeutics Corp.(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	3	(6,192)	—	(6,192)
UnitedHealth Group, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/11/19 - 10/17/19	2	(28,237)	—	(28,237)
Universal Display Corp.(a)	0.860	JPMorgan Securities, Inc.	02/04/19 - 10/17/19	3	(31,763)	—	(31,763)
Universal Health Services, Inc. Class B(a)	1.637	JPMorgan Securities, Inc.	10/17/19	3	(5,922)	—	(5,922)
US Silica Holdings, Inc.(a)	0.860	JPMorgan Securities, Inc.	11/19/18	6	(4,672)	—	(4,672)
USG Corp.(a)	0.860	JPMorgan Securities, Inc.	08/26/19	4	(4,092)	—	(4,092)
Valeant Pharmaceuticals International, Inc.(a)	1.689	JPMorgan Securities, Inc.	04/11/19 - 10/17/19	26	(50,503)	—	(50,503)
Valero Energy Corp.(a)	1.639	JPMorgan Securities, Inc.	12/24/18	3	3,100	—	3,100
Vallourec SA(a)	0.790	JPMorgan Securities, Inc.	01/10/19	67	7,046	—	7,046
Valmet Oyj(a)	1.642	JPMorgan Securities, Inc.	10/31/19	3	(568)	—	(568)
Varian Medical Systems, Inc.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	4	6,118	—	6,118
Vedanta Resources PLC(a)	2.590	JPMorgan Securities, Inc.	12/24/18 - 10/15/19	13	(2,582)	—	(2,582)
Veeva Systems, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	09/26/19 - 10/17/19	8	14,093	—	14,093
VeriSign, Inc.(a)	1.642	JPMorgan Securities, Inc.	08/28/19 - 10/30/19	9	(12,710)	—	(12,710)
Vertex Pharmaceuticals, Inc.(a)	1.639	JPMorgan Securities, Inc.	04/25/19 - 10/31/19	3	(17,725)	—	(17,725)
Vestas Wind Systems A/S(a)	1.639	JPMorgan Securities, Inc.	09/04/18 - 3/15/19	12	(41,729)	—	(41,729)
ViaSat, Inc.(a)	0.860	JPMorgan Securities, Inc.	07/16/18 - 3/29/19	19	464	—	464
Vifor Pharma AG(a)	1.639	JPMorgan Securities, Inc.	05/24/19	2	21,187	—	21,187
Virtu Financial, Inc. Class A(a)	0.125	JPMorgan Securities, Inc.	08/02/19 - 8/26/19	65	175,587	—	175,587
Vistra Energy Corp.(a)	1.639	JPMorgan Securities, Inc.	07/22/19	51	17,636	—	17,636
VMware, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	3	19,741	—	19,741
Vodafone Group PLC(a)	1.612	JPMorgan Securities, Inc.	10/17/19	127	(3,502)	—	(3,502)
Volkswagen AG(a)	0.810	JPMorgan Securities, Inc.	05/17/19 -10/17/19	2	(24,521)	—	(24,521)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Volvo AB Class B(a)	0.660%	JPMorgan Securities, Inc.	04/11/19	$12		$(8,069)	$—	$(8,069)
Voya Financial, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 6/5/19	34		7,109	—	7,109
Vulcan Materials Co.(a)	0.860	JPMorgan Securities, Inc.	08/26/19 - 10/17/19	11		(43,248)	—	(43,248)
Wabtec Corp.(a)	0.860	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	20		(18,060)	—	(18,060)
Wall-Mart Stores, Inc.	0.810	JPMorgan Securities, Inc.	12/31/99	1,207		(110,536)	—	(110,536)
Wartsila Oyj Abp(a)	0.660	JPMorgan Securities, Inc.	11/01/19	1		1,637	—	1,637
Waste Management, Inc.(a)	1.642	JPMorgan Securities, Inc.	10/31/19	—	*	(76)	—	(76)
Waters Corp.(a)	1.637	JPMorgan Securities, Inc.	10/17/19	2		18,950	—	18,950
Weatherford International PLC(a)	0.860	JPMorgan Securities, Inc.	07/02/18 - 10/17/19	280		145,341	—	145,341
Weight Watchers International, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/26/19	13		(5,069)	—	(5,069)
Welbilt, Inc.(a)	0.860	JPMorgan Securities, Inc.	09/26/19	1		77	—	77
WellCare Health Plans, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 6/17/19	10		289,440	—	289,440
Wells Fargo & Co.(a)	0.860	JPMorgan Securities, Inc.	03/29/19 - 6/28/19	3		(3,133)	—	(3,133)
Wesfarmers Ltd.(a)	1.637	JPMorgan Securities, Inc.	10/18/19	9		(13,199)	—	(13,199)
West Fraser Timber Co. Ltd.(a)	1.689	JPMorgan Securities, Inc.	12/17/18 - 10/17/19	31		20,075	—	20,075
Westpac Banking Corp.(a)	0.660	JPMorgan Securities, Inc.	10/18/19	14		10,029	—	10,029
Wheaton Precious Metals Corp.(a)	0.510	JPMorgan Securities, Inc.	08/07/18 - 9/26/19	57		(30,704)	—	(30,704)
Whirlpool Corp.(a)	0.860	JPMorgan Securities, Inc.	10/30/19	2		(3,082)	—	(3,082)
Whitehaven Coal Ltd.(a)	1.639	JPMorgan Securities, Inc.	10/15/19	319		(28,370)	—	(28,370)
Williams-Sonoma, Inc.(a)	1.639	JPMorgan Securities, Inc.	06/10/19 - 10/17/19	8		19,908	—	19,908
Wintrust Financial Corp.(a)	1.639	JPMorgan Securities, Inc.	04/29/19 - 7/22/19	15		55,957	—	55,957
Wix.com Ltd.(a)	0.860	JPMorgan Securities, Inc.	10/11/19 - 10/30/19	13		(6,959)	—	(6,959)
World Fuel Services Corp.(a)	1.639	JPMorgan Securities, Inc.	06/29/18 - 9/4/18	22		(173,556)	—	(173,556)
Worthington Industries, Inc.(a)	1.639	JPMorgan Securities, Inc.	02/04/19 - 2/19/19	5		6,060	—	6,060
WPP PLC(a)	1.614	JPMorgan Securities, Inc.	07/11/19 - 10/17/19	41		(9,879)	—	(9,879)
WPX Energy, Inc.(a)	0.860	JPMorgan Securities, Inc.	05/30/19 - 10/31/19	35		(11,742)	—	(11,742)
WSP Global, Inc.(a)	1.689	JPMorgan Securities, Inc.	03/18/19	20		73,883	—	73,883
WW Grainger Inc(a)	1.639	JPMorgan Securities, Inc.	08/28/19 - 10/17/19	2		37,250	—	37,250
Xero Ltd.(a)	1.742	JPMorgan Securities, Inc.	10/31/19	9		4,273	—	4,273
Yamaguchi Financial Group, Inc.(a)	1.589	JPMorgan Securities, Inc.	07/24/19 - 10/15/19	44		65,673	—	65,673
Yamazaki Baking Co. Ltd.(a)	1.592	JPMorgan Securities, Inc.	11/01/19	6		(4,535)	—	(4,535)
Yara International ASA(a)	0.660	JPMorgan Securities, Inc.	07/11/19 - 10/17/19	8		(7,850)	—	(7,850)
Yelp, Inc.(a)	1.639	JPMorgan Securities, Inc.	08/14/19	15		44,025	—	44,025
Yoox Net-A-Porter Group SpA(a)	0.260	JPMorgan Securities, Inc.	06/17/19	12		29,335	—	29,335
Yue Yuen Industrial Holdings Ltd.(a)	1.637	JPMorgan Securities, Inc.	10/18/19	33		(5,405)	—	(5,405)
Zillow Group, Inc.(a)	0.500	JPMorgan Securities, Inc.	06/17/19 - 10/30/19	12		(2,359)	—	(2,359)
Zillow Group, Inc. Class C(a)	0.500	JPMorgan Securities, Inc.	06/17/19 - 10/30/19	9		4,501	—	4,501
Zimmer Biomet Holdings, Inc.(a)	0.860	JPMorgan Securities, Inc.	10/11/19	3		(4,349)	—	(4,349)
Zynga, Inc. Class A(a)	1.639	JPMorgan Securities, Inc.	07/11/19	25		3,934	—	3,934
Aaron’s, Inc.	0.000	MS & Co. Int. PLC	12/18/17	62		9,708	—	9,708
Aduro Biotech, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	—	*	(735)	—	(735)
Affiliated Managers Group, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	106		4,796	—	4,796
Alimentation Couche-Tard Class B(b)	0.000	MS & Co. Int. PLC	12/18/17	18		(19,552)	—	(19,552)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Ameriprise Financial, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	$108		$(2,221)	$—	$(2,221)
Anima Holding SpA(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	5		868	—	868
Artisan Partners Asset Management, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	241		(32,966)	—	(32,966)
Bank of New York Mellon Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	45		2,657	—	2,657
BlackRock, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	—	*	(4,241)	—	(4,241)
Bristol-Myers Squibb Co.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	7		(17,496)	—	(17,496)
Canadian National Railway Co.(b)	0.000	MS & Co. Int. PLC	12/18/17	139		2,982	—	2,982
Cerved Information Solutions SpA(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	28		9,682	—	9,682
Cimpress NV(b)	1.000%	MS & Co. Int. PLC	12/18/17	269		(50,045)	—	(50,045)
Cogent Communications Holdings, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	261		(67,320)	—	(67,320)
Cogint, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	63		(4,348)	—	(4,348)
Core Laboratories NV(b)	0.000	MS & Co. Int. PLC	12/18/17	264		2,360	—	2,360
Covanta Holdings Corp.(b)	0.000	MS & Co. Int. PLC	12/18/17	288		(34,773)	—	(34,773)
Cullen/Frost Bankers, Inc.(b)	1.000	MS & Co. Int. PLC	12/18/17	186		(15,678)	—	(15,678)
E.ON SE(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	234		61,076	—	61,076
Eaton Vance Corp.(b)	0.000	MS & Co. Int. PLC	12/18/17	270		(37,972)	—	(37,972)
Eaton Vance Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	126		1,550	—	1,550
Edgewell Personal Care Co.(b)	0.000	MS & Co. Int. PLC	12/18/17	256		42,696	—	42,696
Elisa Oyj(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	83		4,717	—	4,717
Enel SpA(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	331		67,444	—	67,444
Energizer Holdings, Inc.(d)	0.000	MS & Co. Int. PLC	12/18/17	95		712	—	712
Federated Investors, Inc. Class B(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	147		1,915	—	1,915
Financial Engine, Inc.	0.000	MS & Co. Int. PLC	12/18/17	289		15,110	—	15,110
Financial Engines, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	23		(18,938)	—	(18,938)
Five Prime Therapeutics, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2		2,295	—	2,295
Franklin Resources, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	40		2,371	—	2,371
Gentex Corp.(b)	0.000	MS & Co. Int. PLC	12/19/17	223		(15,456)	—	(15,456)
Genuine Parts Co.(b)	0.000	MS & Co. Int. PLC	12/18/17	126		3,232	—	3,232
Goodyear Tire & Rubber Co.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	16		(55,499)	—	(55,499)
H&R Block, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	196		10,452	—	10,452
Hamilton Lane, Inc. Class A(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	32		8,610	—	8,610
HealthEquity, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	72		(373)	—	(373)
Health Care Select Sector(b)	0.000	MS & Co. Int. PLC	12/18/17	128		(10,416)	—	(10,416)
Healthcare Services Group(b)	0.000	MS & Co. Int. PLC	12/18/17	245		(50,334)	—	(50,334)
Iberdrola SA(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	310		93,256	—	93,256
IHS Markit Ltd.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	11		(14,450)	—	(14,450)
Iliad SA(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	78		2,542	—	2,542
Incyte Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2		(2,705)	—	(2,705)
Inovalon Holdings, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	233		(254)	—	(254)
Intercontinental Exchange, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	7		(10,443)	—	(10,443)
Invesco Ltd.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	95		1,383	—	1,383
iShares Iboxx USD High Yield(b)	0.000	MS & Co. Int. PLC	12/18/17	439		(8,112)	—	(8,112)
iShares Russell 2000(b)	0.000	MS & Co. Int. PLC	12/18/17	491		(1,145)	—	(1,145)
Janus Henderson Group(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	36		439	(38)	477
JB Hunt Transport Services, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	16		66,394	—	66,394
KBW Regional Banking Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	5,031		(34,757)	—	(34,757)
Kilroy Realty Corp.(b)	0.000	MS & Co. Int. PLC	12/18/17	203		3,307	—	3,307
Kimberly-Clark Corp.(b)	0.000	MS & Co. Int. PLC	12/18/17	98		(407)	—	(407)
KKR & Co. LP(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	26		(6,412)	—	(6,412)
Knight-Swift Transportation Holdings, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	45		104,136	—	104,136

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Koninklijke KPN NV(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	$147		$(1,154)	$—	$(1,154)
Lannett Co., Inc.(d)	0.000	MS & Co. Int. PLC	12/18/17	132		(1,309)	—	(1,309)
Lear Corp.(b)	0.000	MS & Co. Int. PLC	12/18/17	285		(57,779)	—	(57,779)
Logitech International(b)	0.000	MS & Co. Int. PLC	12/18/17	262		(9,003)	—	(9,003)
Lonza Group AG(d)	0.000	MS & Co. Int. PLC	12/18/17	4		241,976	—	241,976
Marten Transport Ltd.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	30		18,995	(13)	19,008
Marten Transport Ltd.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	13		14,156	(7)	14,163
Match Group, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	275		(32,664)	—	(32,664)
McCormick & Co.(b)	0.000	MS & Co. Int. PLC	12/18/17	97		(813)	—	(813)
Merck & Co., Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	5		(37,734)	—	(37,734)
MGIC Investment Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	264		297,265	—	297,265
MGM Resorts International(b)	0.000	MS & Co. Int. PLC	12/18/17	235		(10,818)	—	(10,818)
MINDBODY, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	156		(13,335)	—	(13,335)
MSCI AC World Daily TR Gross Auto Components USD(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	350		(3,415)	—	(3,415)
MSCI Daily Total Return Gross EMU USD(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	185		(1,021)	—	(1,021)
MSCI Daily TR World Gross Automobiles USD(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	425		(166)	—	(166)
MSCI US Diversified Financial Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	246		2,480	—	2,480
MSCI USA Growth Net Total Return USD Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,876		(42,660)	—	(42,660)
MSCI USA Momentum USD Gross Total Return Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	4,133		(112,715)	—	(112,715)
MSCI USA Value Net Total Return USD Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	—	*	(5,609)	—	(5,609)
NASDAQ Biotechnology Total Return Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	491		11,354	—	11,354
Navient Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	553		(34,434)	—	(34,434)
NETGEAR, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	199		14,617	-	14,617
Newmarket Corp.(b)	0.000	MS & Co. Int. PLC	12/18/17	191		21,311	—	21,311
Orange SA(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	391		(6,068)	—	(6,068)
OraSure Technologies, Inc.	0.000	MS & Co. Int. PLC	12/18/17	248		(5,453)	—	(5,453)
Patterson Cos., Inc.(b)	0.000	MS & Co. Int. PLC	12/19/17	218		31,113	—	31,113
Popular, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	109		(1,959)	—	(1,959)
PowerShares QQQ Trust Series 1(b)	0.000	MS & Co. Int. PLC	12/18/17	371		(26,306)	—	(26,306)
Primerica, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	271		(53,585)	—	(53,585)
Proximus NV(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	39		461	—	461
PTC, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	198		(43,072)	—	(43,072)
Radian Group, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	173		173,796	—	173,796
Roku, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	103		14,602	—	14,602
Royal Caribbean Cruises Ltd.(b)	0.000	MS & Co. Int. PLC	12/18/17	142		(9,291)	—	(9,291)
S&P 500 Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	407		(2,563)	—	(2,563)
S&P 500 Pure Growth Total Return Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	229		(2,303)	—	(2,303)
S&P 500 Utilities Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	10,764		(198,991)	—	(198,991)
S&P Banks Select Industry Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,689		(46,130)	—	(46,130)
Sanne Group PLC(a)	1M GBP LIBOR	MS & Co. Int. PLC	05/15/20	14		(1,281)	—	(1,281)
Schneider National, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	20		42,228	—	42,228
SEI Investments Co.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	147		(1,825)	—	(1,825)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Sirius XM Holdings, Inc.(b)	0.000%	MS & Co. Int. PLC	12/18/17	$393	$(38,338)	$—	$(38,338)
Snap-On, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	301	14,354	—	14,354
State Street Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	49	3,270	—	3,270
T. Rowe Price Group, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	254	(58,730)	—	(58,730)
T. Rowe Price Group, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	117	2,362	—	2,362
Telecom Italia SpA(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	191	4,307	—	4,307
Telefonica Deutschland Holding AG(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	55	3,062	—	3,062
Telefonica SA(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	578	2,754	—	2,754
Teradyne, Inc.(b)	0.000	MS & Co. Int. PLC	12/19/17	174	(42,810)	—	(42,810)
TESARO, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1	5,329	—	5,329
The Walt Disney Co.(b)	0.000	MS & Co. Int. PLC	12/18/17	196	(615)	—	(615)
Trimble, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	194	(26,822)	—	(26,822)
Ubiquiti Networks, Inc.(d)	0.000	MS & Co. Int. PLC	12/18/17	171	4,366	—	4,366
United Natural Foods, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	255	10,514	—	10,514
Waddell & Reed Financial Class A(b)	0.000	MS & Co. Int. PLC	12/18/17	202	3,276	—	3,276
Werner Enterprises, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	11	10,792	—	10,792
Wingstop, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	405	(25,043)	—	(25,043)
WisdomTree Investments, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	48	(3,058)	—	(3,058)
WW Grainger, Inc.(b)	0.000	MS & Co. Int. PLC	12/18/17	176	(420)	—	(420)
Aalberts Industries NV(a)	0.433	UBS AG (London)	12/14/18	4	1,794	—	1,794
Acadia Healthcare Co., Inc.(a)	1.182	UBS AG (London)	12/14/18	42	78,589	—	78,589
Accor SA(a)	0.433	UBS AG (London)	12/14/18	30	(11,432)	—	(11,432)
Acom Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	360	(31,888)	—	(31,888)
ACS Actividades DE Construccion Y Servicios SA(a)	0.433	UBS AG (London)	12/14/18	41	58,012	—	58,012
Adecco Group AG(a)	0.786	UBS AG (London)	12/14/18	17	19,071	—	19,071
Admiral Group PLC(a)	0.225	UBS AG (London)	12/14/18	55	37,208	—	37,208
Aegon NV(a)	0.433	UBS AG (London)	12/14/18	264	196	—	196
Aggreko PLC(a)	0.225	UBS AG (London)	12/14/18	122	(10,845)	—	(10,845)
Air Lease Corp.(a)	1.182	UBS AG (London)	12/14/18	31	(1,380)	—	(1,380)
Airbus SE(a)	0.433	UBS AG (London)	12/14/18	13	(23,581)	—	(23,581)
Albemarle Corp.(a)	1.182	UBS AG (London)	12/14/18	10	(17,495)	—	(17,495)
Alfresa Holdings Corp(a)	0.017	UBS AG (London)	12/14/18	70	(452)	—	(452)
Alliance Data Systems Corp.(a)	1.182	UBS AG (London)	12/14/18	6	51,312	—	51,312
Allison Transmission Holdings, Inc.(a)	1.243	UBS AG (London)	12/14/18	41	(18,713)	—	(18,713)
Alumina Ltd.(a)	1.595	UBS AG (London)	12/14/18	922	60,822	—	60,822
Amer Sports Oyj(a)	0.433	UBS AG (London)	12/14/18	62	5,633	—	5,633
Amerco(a)	1.182	UBS AG (London)	12/14/18	4	7,049	—	7,049
Ametek, Inc.(a)	1.243	UBS AG (London)	12/14/18	19	(33,147)	—	(33,147)
Amorepacific Corp.(a)	1.243	UBS AG (London)	12/14/18	6	(2,321)	—	(2,321)
Ams AG(a)	0.786	UBS AG (London)	12/14/18	14	(82,243)	—	(82,243)
Andritz AG(a)	0.433	UBS AG (London)	12/14/18	30	(30,673)	—	(30,673)
Anheuser Busch Inbev NV(a)	0.433	UBS AG (London)	12/14/18	12	(29,063)	—	(29,063)
Anhui Conch Cement Co. Ltd.(a)	0.000	UBS AG (London)	12/14/18	390	17,267	—	17,267
AP Moeller-Maersk(a)	0.398	UBS AG (London)	12/14/18	1	(36,495)	—	(36,495)
Archer-Daniels-Midland Co.(a)	1.243	UBS AG (London)	12/14/18	31	(68,980)	—	(68,980)
Arista Networks, Inc.(a)	1.182	UBS AG (London)	12/14/18	7	(30,554)	—	(30,554)
Aristocrat Leisure Ltd.(a)	1.595	UBS AG (London)	12/14/18	86	(1,318)	—	(1,318)
Arris International PLC(a)	1.243	UBS AG (London)	12/14/18	51	28,616	—	28,616
Ashtead Group PLC(a)	0.225	UBS AG (London)	12/14/18	10	2,795	—	2,795
Asm International NV(a)	0.433	UBS AG (London)	12/14/18	19	(26,168)	—	(26,168)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Asm Pacific Technology Ltd.(a)	1.225%	UBS AG (London)	12/14/18	$92		$5,972	$—	$5,972
Assa Abloy AB(a)	0.500	UBS AG (London)	12/14/18	52		(7,272)	—	(7,272)
Astellas Pharma, Inc.(a)	0.017	UBS AG (London)	12/14/18	115		10,557	—	10,557
Astrazeneca PLC(a)	0.225	UBS AG (London)	12/14/18	22		(20,480)	—	(20,480)
Atlantia Spa(a)	0.433	UBS AG (London)	12/14/18	47		(24,356)	—	(24,356)
Atos SE(a)	0.433	UBS AG (London)	12/14/18	—	*	156	—	156
Au Optronics Corp.(a)	1.243	UBS AG (London)	12/14/18	3,833		(485)	—	(485)
Autonation, Inc.(a)	1.182	UBS AG (London)	12/14/18	12		2,510	—	2,510
Axfood AB(a)	0.500	UBS AG (London)	12/14/18	91		(2,485)	—	(2,485)
Bae Systems PLC(a)	0.225	UBS AG (London)	12/14/18	7		16,024	—	16,024
Bayer AG(a)	0.433	UBS AG (London)	12/14/18	5		2,955	—	2,955
Bayerische Motoren Werke AG(a)	0.433	UBS AG (London)	12/14/18	15		(11,062)	—	(11,062)
Bba Aviation PLC(a)	0.225	UBS AG (London)	12/14/18	53		(8,261)	—	(8,261)
Bed Bath & Beyond, Inc.(a)	1.182	UBS AG (London)	12/14/18	59		24,288	—	24,288
Beijing Enterprises Holdings(a)	1.225	UBS AG (London)	12/14/18	122		21,886	—	21,886
Benesse Holdings, Inc.(a)	0.017	UBS AG (London)	12/14/18	43		9,300	—	9,300
Berkeley Group Holdings PLC(a)	0.225	UBS AG (London)	12/14/18	30		(8,548)	—	(8,548)
Bio-Rad Laboratories, Inc.(a)	1.182	UBS AG (London)	12/14/18	6		14,719	—	14,719
Black Hills Corp.(a)	1.182	UBS AG (London)	12/14/18	21		(3,735)	—	(3,735)
Blue Buffalo Pet Products(a)	1.182	UBS AG (London)	12/14/18	22		3,578	—	3,578
Boliden AB(a)	0.500	UBS AG (London)	12/14/18	10		915	—	915
Booker Group PLC(a)	0.225	UBS AG (London)	12/14/18	561		3,586	—	3,586
Bpost SA(a)	0.433	UBS AG (London)	12/14/18	53		7,625	—	7,625
Brinks Co.(a)	1.243	UBS AG (London)	12/14/18	15		(51,756)	—	(51,756)
Broadridge Financial Solutns(a)	1.243	UBS AG (London)	12/14/18	16		4,818	—	4,818
BTG PLC(a)	0.225	UBS AG (London)	12/14/18	107		(16,151)	—	(16,151)
Bucher Industries AG(a)	0.786	UBS AG (London)	12/14/18	3		(6,842)	—	(6,842)
Burberry Group PLC(a)	0.225	UBS AG (London)	12/14/18	61		(2,723)	—	(2,723)
Bureau Veritas SA(a)	0.433	UBS AG (London)	12/14/18	57		(4,176)	—	(4,176)
Burlington Stores, Inc.(a)	1.243	UBS AG (London)	12/14/18	16		48,009	—	48,009
BYD Co. Ltd.(a)	1.225	UBS AG (London)	12/14/18	152		16,549	—	16,549
Cadence Design Systems, Inc.(a)	1.243	UBS AG (London)	12/14/18	37		2,902	—	2,902
Calbee, Inc.(a)	0.017	UBS AG (London)	12/14/18	19		49,357	—	49,357
Cantel Medical Corp.(a)	1.243	UBS AG (London)	12/14/18	3		(82)	—	(82)
Carlsberg A/S(a)	0.398	UBS AG (London)	12/14/18	8		(2,538)	—	(2,538)
Carnival Corp.(a)	0.225	UBS AG (London)	12/14/18	18		(14,977)	—	(14,977)
Carrefour SA(a)	0.433	UBS AG (London)	12/14/18	75		(1,209)	—	(1,209)
Casino Guichard Perrachon SA(a)	0.433	UBS AG (London)	12/14/18	26		(9,627)	—	(9,627)
Catalent, Inc.(a)	1.243	UBS AG (London)	12/14/18	4		(1,665)	—	(1,665)
Cathay General Bancorp.(a)	1.243	UBS AG (London)	12/14/18	14		(7,336)	—	(7,336)
Cathay Pacific Airways Ltd.(a)	1.225	UBS AG (London)	12/14/18	799		2,100	—	2,100
CF Industries Holdings, Inc.(a)	1.182	UBS AG (London)	12/14/18	42		(36,424)	—	(36,424)
Cheng Shin Rubber Industry(a)	1.243	UBS AG (London)	12/14/18	617		20,075	—	20,075
Cheniere Energy, Inc.(a)	1.182	UBS AG (London)	12/14/18	31		(29,466)	—	(29,466)
China Life Insurance (Chn)(a)	1.225	UBS AG (London)	12/14/18	345		(6,589)	—	(6,589)
China Medical System Holding(a)	1.225	UBS AG (London)	12/14/18	109		(584)	—	(584)
China Merchants Holdings (International)(a)	1.225	UBS AG (London)	12/14/18	356		16,011	—	16,011
China Petroleum & Chemical Corp.(a)	1.225	UBS AG (London)	12/14/18	1,966		19,979	—	19,979
China Shenhua Energy Co. Ltd.(a)	1.225	UBS AG (London)	12/14/18	626		(3,395)	—	(3,395)
China Taiping Insurance Holding(a)	1.225	UBS AG (London)	12/14/18	497		9,601	—	9,601
Choice Hotels International, Inc.(a)	1.243	UBS AG (London)	12/14/18	8		1,637	—	1,637

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Chubu Electric Power Co., Inc.(a)	0.017%	UBS AG (London)	12/14/18	$101	$14,399	$—	$14,399
Chugai Pharmaceutical Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	34	(27,559)	—	(27,559)
Church & Dwight, Inc.(a)	1.243	UBS AG (London)	12/14/18	30	(4,568)	—	(4,568)
Churchill Downs, Inc.(a)	1.243	UBS AG (London)	12/14/18	6	1,157	—	1,157
Ciena Corp.(a)	1.243	UBS AG (London)	12/14/18	64	21,724	—	21,724
Cigna Corp.(a)	1.243	UBS AG (London)	12/14/18	8	(38,969)	—	(38,969)
Cimpress NV(a)	1.182	UBS AG (London)	12/14/18	5	(2,802)	—	(2,802)
CJ Cheiljedang Corp.(a)	1.243	UBS AG (London)	12/14/18	1	(1,041)	—	(1,041)
CK Infrastructure Holdings Ltd.(a)	1.225	UBS AG (London)	12/14/18	10	1,029	—	1,029
Cobham PLC(a)	0.225	UBS AG (London)	12/14/18	784	(16,988)	—	(16,988)
Coca-Cola Co.(a)	1.182	UBS AG (London)	12/14/18	29	2,667	—	2,667
Cochlear Ltd.(a)	1.595	UBS AG (London)	12/14/18	10	27,701	—	27,701
Coloplast A/S(a)	0.398	UBS AG (London)	12/14/18	17	4,279	—	4,279
Columbia Sportswear Co.(a)	1.182	UBS AG (London)	12/14/18	1	4,140	—	4,140
Commscope Holding Co., Inc.(a)	1.182	UBS AG (London)	12/14/18	41	(17,644)	—	(17,644)
Compal Electronic, Inc.(a)	1.243	UBS AG (London)	12/14/18	2,189	51,262	—	51,262
Comsys Holdings(a)	0.017	UBS AG (London)	12/14/18	41	(19,678)	—	(19,678)
Continental AG(a)	0.433	UBS AG (London)	12/14/18	6	9,335	—	9,335
Copart, Inc.(a)	1.182	UBS AG (London)	12/14/18	38	(15,339)	—	(15,339)
COTY, Inc.(a)	1.182	UBS AG (London)	12/14/18	87	(42,707)	—	(42,707)
Credit Saison Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	72	(9,841)	—	(9,841)
Cspc Pharmaceutical Group(a)	1.225	UBS AG (London)	12/14/18	996	27,880	—	27,880
Cts Eventim AG & Co.(a)	0.433	UBS AG (London)	12/14/18	19	5,008	—	5,008
Curtiss-Wright Corp.(a)	1.243	UBS AG (London)	12/14/18	14	34,390	—	34,390
D.R. Horton, Inc.(a)	1.243	UBS AG (London)	12/14/18	21	(1,937)	—	(1,937)
Daicel Corp.(a)	0.017	UBS AG (London)	12/14/18	127	16,875	—	16,875
Daifuku Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	31	(15,518)	—	(15,518)
Daimler AG(a)	0.433	UBS AG (London)	12/14/18	19	(10,587)	—	(10,587)
Dassault Aviation SA(a)	0.433	UBS AG (London)	12/14/18	1	12,898	—	12,898
Deere & Co.(a)	1.182	UBS AG (London)	12/14/18	10	3,817	—	3,817
Deutsche Post AG(a)	0.433	UBS AG (London)	12/14/18	34	15,076	—	15,076
Devon Energy Corp.(a)	1.243	UBS AG (London)	12/14/18	40	40,957	—	40,957
Dexcom, Inc.(a)	1.182	UBS AG (London)	12/14/18	30	(12,262)	—	(12,262)
Discovery Communications, Inc.(a)	1.243	UBS AG (London)	12/14/18	67	(13,534)	—	(13,534)
Dixons Carphone PLC(a)	0.225	UBS AG (London)	12/14/18	624	16,712	—	16,712
Dominion Energy, Inc.(a)	1.182	UBS AG (London)	12/14/18	15	(9,572)	—	(9,572)
Dominos Pizza Enterprises Ltd.(a)	1.595	UBS AG (London)	12/14/18	40	60,727	—	60,727
Drillisch AG(a)	0.433	UBS AG (London)	12/14/18	13	(6,881)	—	(6,881)
DST Systems, Inc.(a)	1.243	UBS AG (London)	12/14/18	11	7,687	—	7,687
Duerr AG(a)	0.433	UBS AG (London)	12/14/18	1	1,735	—	1,735
Dufry AG(a)	0.786	UBS AG (London)	12/14/18	9	20,715	—	20,715
E-Mart, Inc.(a)	1.243	UBS AG (London)	12/14/18	7	133	—	133
EDF(a)	0.433	UBS AG (London)	12/14/18	93	5,082	—	5,082
Electrocomponents PLC(a)	0.225	UBS AG (London)	12/14/18	162	(2,656)	—	(2,656)
Electrolux AB(a)	0.500	UBS AG (London)	12/14/18	44	29,580	—	29,580
Ellie Mae, Inc.(a)	1.182	UBS AG (London)	12/14/18	5	(20,947)	—	(20,947)
Emcor Group, Inc.(a)	1.243	UBS AG (London)	12/14/18	17	20,705	—	20,705
Envision Healthcare Corp.(a)	1.182	UBS AG (London)	12/14/18	30	24,201	—	24,201
Express Scripts Holding Co.(a)	1.243	UBS AG (London)	12/14/18	24	(21,640)	—	(21,640)
Familymart UNY Holdings Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	1	16,198	—	16,198
Fanuc Corp.(a)	0.017	UBS AG (London)	12/14/18	7	(61,268)	—	(61,268)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Faurecia SA(a)	0.433%	UBS AG (London)	12/14/18	$21	$20,056	$—	$20,056
Fedex Corp.(a)	1.182	UBS AG (London)	12/14/18	2	11,305	—	11,305
Fielmann AG(a)	0.433	UBS AG (London)	12/14/18	16	(5,391)	—	(5,391)
Fireeye, Inc.(a)	1.182	UBS AG (London)	12/14/18	84	(18,395)	—	(18,395)
First Solar, Inc.(a)	1.182	UBS AG (London)	12/14/18	20	58,026	—	58,026
Flowserve Corp.(a)	1.182	UBS AG (London)	12/14/18	18	10,700	—	10,700
Fluor Corp.(a)	1.182	UBS AG (London)	12/14/18	36	(3,673)	—	(3,673)
Foot Locker, Inc.(a)	1.182	UBS AG (London)	12/14/18	42	76,327	—	76,327
Fosun International Ltd.(a)	1.225	UBS AG (London)	12/14/18	649	(1,607)	—	(1,607)
Foxconn Technology Co. Ltd.(a)	1.243	UBS AG (London)	12/14/18	21	(2,318)	—	(2,318)
Fresenius Medical Care AG & Co.(a)	0.433	UBS AG (London)	12/14/18	16	(5,235)	—	(5,235)
Fuji Electric Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	258	313,456	—	313,456
Fujifilm Holdings Corp.(a)	0.017	UBS AG (London)	12/14/18	38	19,513	—	19,513
Fujitsu Ltd.(a)	0.017	UBS AG (London)	12/14/18	192	(39,460)	—	(39,460)
Furukawa Electric Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	20	(27,533)	—	(27,533)
Galapagos NV(a)	0.433	UBS AG (London)	12/14/18	10	(4,443)	—	(4,443)
Galaxy Entertainment Group(a)	1.225	UBS AG (London)	12/14/18	215	51,867	—	51,867
Gartner, Inc.(a)	1.182	UBS AG (London)	12/14/18	11	(1,672)	—	(1,672)
Gea Group AG(a)	0.433	UBS AG (London)	12/14/18	32	11,321	—	11,321
Geberit AG(a)	0.786	UBS AG (London)	12/14/18	1	22,668	—	22,668
Geely Automobile Holdings Ltd.(a)	1.225	UBS AG (London)	12/14/18	445	(5,860)	—	(5,860)
General Electric Co.(a)	1.182	UBS AG (London)	12/14/18	63	49,528	—	49,528
General Motors Co.(a)	1.182	UBS AG (London)	12/14/18	34	56,289	—	56,289
Genting Singapore PLC(a)	1.010	UBS AG (London)	12/14/18	1,716	(33,293)	—	(33,293)
Georg Fischer AG(a)	0.786	UBS AG (London)	12/14/18	1	(12,760)	—	(12,760)
Glaxosmithkline PLC(a)	0.225	UBS AG (London)	12/14/18	70	30,030	—	30,030
GN Store Nord A/S(a)	0.398	UBS AG (London)	12/14/18	46	28,523	—	28,523
Goodyear Tire & Rubber Co.(a)	1.182	UBS AG (London)	12/14/18	47	80,834	—	80,834
Graphic Packaging Holding Co.(a)	1.243	UBS AG (London)	12/14/18	32	(1,606)	—	(1,606)
Great Wall Motor Co.(a)	1.225	UBS AG (London)	12/14/18	1,073	(62,051)	—	(62,051)
Groupe Eurotunnel SE(a)	0.433	UBS AG (London)	12/14/18	120	(16,171)	—	(16,171)
H Lundbeck A/S(a)	0.398	UBS AG (London)	12/14/18	24	(32,775)	—	(32,775)
Haier Electronics GP Co. Ltd.(a)	1.225	UBS AG (London)	12/14/18	607	11,487	—	11,487
Hamamatsu Photonics KK(a)	0.017	UBS AG (London)	12/14/18	48	(7,173)	—	(7,173)
Hanesbrands, Inc.(a)	1.182	UBS AG (London)	12/14/18	65	1,351	—	1,351
Hang Seng Bank Ltd.(a)	1.225	UBS AG (London)	12/14/18	59	24,359	—	24,359
Hanmi Pharm Co. Ltd.(a)	1.243	UBS AG (London)	12/14/18	4	59,224	—	59,224
Hanmi Science Co. Ltd.(a)	1.243	UBS AG (London)	12/14/18	5	11,557	—	11,557
Hanssem Co. Ltd.(a)	1.243	UBS AG (London)	12/14/18	4	30,219	—	30,219
Hanwha Corp.(a)	1.243	UBS AG (London)	12/14/18	39	(18,945)	—	(18,945)
Harley-Davidson, Inc.(a)	1.182	UBS AG (London)	12/14/18	29	14,437	—	14,437
Hays PLC(a)	0.225	UBS AG (London)	12/14/18	605	83,290	—	83,290
Healthcare Services Group(a)	1.182	UBS AG (London)	12/14/18	12	11,095	—	11,095
Hengan International Group(a)	1.225	UBS AG (London)	12/14/18	35	15,993	—	15,993
Hexagon AB(a)	0.500	UBS AG (London)	12/14/18	26	24,517	—	24,517
Hikari Tsushin, Inc.(a)	0.017	UBS AG (London)	12/14/18	13	(1,614)	—	(1,614)
Hikma Pharmaceuticals PLC(a)	0.225	UBS AG (London)	12/14/18	95	(58,338)	—	(58,338)
Hirose Electric Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	8	(11)	—	(11)
Hitachi Construction Machinery Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	35	32,306	—	32,306
Hitachi High-Technologies(a)	0.017	UBS AG (London)	12/14/18	21	1,303	—	1,303
Hitachi Ltd.(a)	0.017	UBS AG (London)	12/14/18	208	78,148	—	78,148

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
HKT Trust and HKT Ltd.(a)	1.225%	UBS AG (London)	12/14/18	$723	$(1,961)	$—	$(1,961)
Hochtief AG(a)	0.433	UBS AG (London)	12/14/18	9	9,465	—	9,465
Hollyfrontier Corp.(a)	1.243	UBS AG (London)	12/14/18	42	28,611	—	28,611
HP, Inc.(a)	1.243	UBS AG (London)	12/14/18	73	16,904	—	16,904
Huntsman Corp.(a)	1.243	UBS AG (London)	12/14/18	45	43,337	—	43,337
Husqvarna AB(a)	0.500	UBS AG (London)	12/14/18	49	(1,371)	—	(1,371)
Hyundai Engr & Constr Co.(a)	1.243	UBS AG (London)	12/14/18	43	(64,029)	—	(64,029)
Ica Gruppen AB(a)	0.500	UBS AG (London)	12/14/18	38	24,117	—	24,117
Icu Medical, Inc.(a)	1.182	UBS AG (London)	12/14/18	1	936	—	936
Idexx Labs, Inc.(a)	1.243	UBS AG (London)	12/14/18	6	(13,480)	—	(13,480)
Iluka Resources Ltd.(a)	1.595	UBS AG (London)	12/14/18	42	(8,269)	—	(8,269)
Inchcape PLC(a)	0.225	UBS AG (London)	12/14/18	137	35,671	—	35,671
Incitec Pivot Ltd.(a)	1.595	UBS AG (London)	12/14/18	151	(37)	—	(37)
Innolux Corp.(a)	1.243	UBS AG (London)	12/14/18	3,589	35,203	—	35,203
Integrated Device Tech, Inc.(a)	1.182	UBS AG (London)	12/14/18	19	(46,942)	—	(46,942)
Intel Corp.(a)	1.243	UBS AG (London)	12/14/18	41	45,126	—	45,126
International Game Technology PLC(a)	1.243	UBS AG (London)	12/14/18	67	42,706	—	42,706
Intertek Group PLC(a)	0.225	UBS AG (London)	12/14/18	22	63,527	—	63,527
Izumi Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	16	6,155	—	6,155
Jabil, Inc.(a)	1.243	UBS AG (London)	12/14/18	48	(7,784)	—	(7,784)
Jardine Cycle & Carriage Ltd.(a)	1.010	UBS AG (London)	12/14/18	48	8,473	—	8,473
Jcdecaux SA(a)	0.433	UBS AG (London)	12/14/18	7	(3,700)	—	(3,700)
Jd Sports Fashion PLC(a)	0.225	UBS AG (London)	12/14/18	265	23,802	—	23,802
Jeronimo Martins SGPS SA(a)	0.433	UBS AG (London)	12/14/18	69	12,068	—	12,068
Jetblue Airways Corp.(a)	1.243	UBS AG (London)	12/14/18	69	(15,822)	—	(15,822)
Johnson Controls International PLC(a)	1.182	UBS AG (London)	12/14/18	37	48,932	—	48,932
Jtekt Corp.(a)	0.017	UBS AG (London)	12/14/18	106	162,509	—	162,509
Kakao Corp.(a)	1.243	UBS AG (London)	12/14/18	2	(2,413)	—	(2,413)
Kamigumi Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	64	22,087	—	22,087
Kangwon Land, Inc.(a)	1.243	UBS AG (London)	12/14/18	49	(11,194)	—	(11,194)
Kansai Paint Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	64	2,646	—	2,646
Kao Corp.(a)	0.017	UBS AG (London)	12/14/18	17	(42,680)	—	(42,680)
Kawasaki Heavy Industrial Ltd.(a)	0.017	UBS AG (London)	12/14/18	45	39,329	—	39,329
Kcc Corp.(a)	1.243	UBS AG (London)	12/14/18	4	(7,082)	—	(7,082)
Keihan Holdings Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	43	(8,649)	—	(8,649)
Keikyu Corp.(a)	0.017	UBS AG (London)	12/14/18	73	4,498	—	4,498
Kesko Oyj(a)	0.433	UBS AG (London)	12/14/18	28	5,263	—	5,263
Keyence Corp.(a)	0.017	UBS AG (London)	12/14/18	3	(24,101)	—	(24,101)
Kinden Corp.(a)	0.017	UBS AG (London)	12/14/18	64	(4,036)	—	(4,036)
Kingboard Chemical Holdings Ltd.(a)	1.225	UBS AG (London)	12/14/18	274	54,136	—	54,136
Kingfisher PLC(a)	0.225	UBS AG (London)	12/14/18	326	(5,866)	—	(5,866)
Kintetsu Group Holdings Co.(a)	0.017	UBS AG (London)	12/14/18	10	(4,491)	—	(4,491)
Kion Group Gmbh(a)	0.433	UBS AG (London)	12/14/18	17	(684)	—	(684)
Konecranes PLC(a)	0.433	UBS AG (London)	12/14/18	27	(39,935)	—	(39,935)
Konica Minolta, Inc.(a)	0.017	UBS AG (London)	12/14/18	180	34,448	—	34,448
Koninklijke Boskalis Westminster NV(a)	0.433	UBS AG (London)	12/14/18	42	(20,612)	—	(20,612)
Koninklijke Philips NV(a)	0.433	UBS AG (London)	12/14/18	38	3,931	—	3,931
Korea Aerospace Industrial Ltd.(a)	1.243	UBS AG (London)	12/14/18	32	(7,380)	—	(7,380)
Kose Corp.(a)	0.017	UBS AG (London)	12/14/18	3	(1,198)	—	(1,198)
Krones AG(a)	0.433	UBS AG (London)	12/14/18	10	(935)	—	(935)
Kunlun Energy Co. Ltd.(a)	1.225	UBS AG (London)	12/14/18	1,644	14,806	—	14,806

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Ladbrokes Coral Group PLC(a)	0.225%	UBS AG (London)	12/14/18	$496	$(30,060)	$—	$(30,060)
Landstar System, Inc.(a)	1.243	UBS AG (London)	12/14/18	15	(48,793)	—	(48,793)
Lawson, Inc.(a)	0.017	UBS AG (London)	12/14/18	14	6,970	—	6,970
Lenovo Group Ltd.(a)	1.225	UBS AG (London)	12/14/18	2,700	38,125	—	38,125
LG Display Co. Ltd.(a)	1.243	UBS AG (London)	12/14/18	23	(703)	—	(703)
LG Electronics, Inc.(a)	1.243	UBS AG (London)	12/14/18	20	(23,999)	—	(23,999)
LG Household & Healthcare(a)	1.243	UBS AG (London)	12/14/18	2	10,354	—	10,354
LG Innotek Co. Ltd.(a)	1.243	UBS AG (London)	12/14/18	10	(48,290)	—	(48,290)
LG Uplus Corp.(a)	1.243	UBS AG (London)	12/14/18	140	(5,132)	—	(5,132)
LI & Fung Ltd.(a)	1.225	UBS AG (London)	12/14/18	922	3,563	—	3,563
Liberty Broadband Corp.(a)	1.182	UBS AG (London)	12/14/18	16	(60,553)	—	(60,553)
LKQ Corp.(a)	1.182	UBS AG (London)	12/14/18	40	(38,394)	—	(38,394)
Logitech International SA(a)	0.786	UBS AG (London)	12/14/18	42	50,599	—	50,599
Lotte Confectionery Co. Ltd.(a)	1.243	UBS AG (London)	12/14/18	6	(468,873)	—	(468,873)
Lotte Shopping Co.(a)	1.243	UBS AG (London)	12/14/18	5	(82,162)	—	(82,162)
Louisiana-Pacific Corp.(a)	1.243	UBS AG (London)	12/14/18	55	16,377	—	16,377
Luxottica Group Spa(a)	0.433	UBS AG (London)	12/14/18	19	(23,446)	—	(23,446)
Lyondellbasell Industrial(a)	1.243	UBS AG (London)	12/14/18	16	71,513	—	71,513
M/Acom Technology Solutions(a)	1.182	UBS AG (London)	12/14/18	35	(27,232)	—	(27,232)
Man Wah Holdings Ltd.(a)	1.225	UBS AG (London)	12/14/18	1,394	(14,430)	—	(14,430)
Marathon Petroleum Corp.(a)	1.243	UBS AG (London)	12/14/18	12	15,644	—	15,644
Marine Harvest ASA(a)	0.480	UBS AG (London)	12/14/18	73	16,174	—	16,174
Marketaxess Holdings, Inc.(a)	1.243	UBS AG (London)	12/14/18	3	(5,248)	—	(5,248)
Marubeni Corp.(a)	0.017	UBS AG (London)	12/14/18	236	9,093	—	9,093
Marui Group Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	101	(20,436)	—	(20,436)
Masco Corp.(a)	1.243	UBS AG (London)	12/14/18	31	(8,278)	—	(8,278)
Mastec, Inc.(a)	1.243	UBS AG (London)	12/14/18	4	(4,444)	—	(4,444)
Mattel, Inc.(a)	1.182	UBS AG (London)	12/14/18	93	(11,092)	—	(11,092)
Mazda Motor Corp.(a)	0.017	UBS AG (London)	12/14/18	103	2,241	—	2,241
Mcdonald’S Holdings Co. Japan Ltd.(a)	0.017	UBS AG (London)	12/14/18	35	(36,964)	—	(36,964)
Mediaset Espana Comunicacion SA(a)	0.433	UBS AG (London)	12/14/18	135	57,535	—	57,535
Medicines Co.(a)	1.182	UBS AG (London)	12/14/18	34	(14,721)	—	(14,721)
Mediclinic International PLC(a)	0.225	UBS AG (London)	12/14/18	164	5,555	—	5,555
Medipal Holdings Corp.(a)	0.017	UBS AG (London)	12/14/18	84	(32,543)	—	(32,543)
Melco International Development Ltd.(a)	1.225	UBS AG (London)	12/14/18	606	65,832	—	65,832
Melia Hotels International SA(a)	0.433	UBS AG (London)	12/14/18	6	2,360	—	2,360
Melrose Industries PLC(a)	0.225	UBS AG (London)	12/14/18	484	4,363	—	4,363
Merck KGAA(a)	0.433	UBS AG (London)	12/14/18	13	6,835	—	6,835
Merlin Entertainments PLC(a)	0.225	UBS AG (London)	12/14/18	161	(11,857)	—	(11,857)
Michael Kors Holdings Ltd.(a)	1.243	UBS AG (London)	12/14/18	2	(365)	—	(365)
Micron Technology, Inc.(a)	1.243	UBS AG (London)	12/14/18	33	114,499	—	114,499
Minebea Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	76	39,765	—	39,765
Misumi Group, Inc.(a)	0.017	UBS AG (London)	12/14/18	55	(54,666)	—	(54,666)
Mitsubishi Heavy Industrial Ltd.(a)	0.017	UBS AG (London)	12/14/18	32	(34,058)	—	(34,058)
Mitsubishi Materials Corp.(a)	0.017	UBS AG (London)	12/14/18	43	34,928	—	34,928
Mitsubishi Motors Corp.(a)	0.017	UBS AG (London)	12/14/18	60	6,039	—	6,039
Mitsubishi UFJ Lease & Finance Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	84	(3,890)	—	(3,890)
Mizuho Financial Group, Inc.(a)	0.017	UBS AG (London)	12/14/18	433	822	—	822
MKS Instruments, Inc.(a)	1.243	UBS AG (London)	12/14/18	15	26,514	—	26,514
Monolithic Power Systems, Inc.(a)	1.182	UBS AG (London)	12/14/18	9	(4,961)	—	(4,961)
Morinaga & Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	27	(15,264)	—	(15,264)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
MTR Corp. Ltd.(a)	1.225%	UBS AG (London)	12/14/18	$241	$(1,488)	$—	$(1,488)
Nabtesco Corp.(a)	0.017	UBS AG (London)	12/14/18	38	(53,801)	—	(53,801)
Nanya Technology Corp.(a)	1.243	UBS AG (London)	12/14/18	533	27,820	—	27,820
Netscout Systems, Inc.(a)	1.182	UBS AG (London)	12/14/18	14	(4,847)	—	(4,847)
Newcrest Mining Ltd.(a)	1.595	UBS AG (London)	12/14/18	91	(22,345)	—	(22,345)
Next PLC(a)	0.225	UBS AG (London)	12/14/18	21	41,227	—	41,227
Nibe Industrier AB(a)	0.500	UBS AG (London)	12/14/18	143	11,385	—	11,385
Nidec Corp.(a)	0.017	UBS AG (London)	12/14/18	12	(40,717)	—	(40,717)
Nifco, Inc.(a)	0.017	UBS AG (London)	12/14/18	27	(68,873)	—	(68,873)
Nine Dragons Paper Holdings Ltd.(a)	1.225	UBS AG (London)	12/14/18	625	(1,733)	—	(1,733)
Nintendo Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	4	(44,849)	—	(44,849)
Nippon Express Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	24	(43,152)	—	(43,152)
Nissan Chemical Industries Ltd.(a)	0.017	UBS AG (London)	12/14/18	42	10,427	—	10,427
Nissin Foods Holdings Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	24	(6,387)	—	(6,387)
Nitori Holdings Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	1	934	—	934
Nokian Tyres PLC(a)	0.433	UBS AG (London)	12/14/18	33	(6,271)	—	(6,271)
Norsk Hydro ASA(a)	0.480	UBS AG (London)	12/14/18	104	7,840	—	7,840
Nuance Communications, Inc.(a)	1.243	UBS AG (London)	12/14/18	85	(17,057)	—	(17,057)
Nvidia Corp.(a)	1.182	UBS AG (London)	12/14/18	7	(34,381)	—	(34,381)
Old Dominion Freight(a)	1.243	UBS AG (London)	12/14/18	11	(31,211)	—	(31,211)
On Semiconductor Corp.(a)	1.243	UBS AG (London)	12/14/18	79	45,138	—	45,138
Orix Corp.(a)	0.017	UBS AG (London)	12/14/18	27	21,331	—	21,331
Orkla ASA(a)	0.480	UBS AG (London)	12/14/18	133	68,439	—	68,439
ORPEA(a)	0.433	UBS AG (London)	12/14/18	13	(4,966)	—	(4,966)
Oshkosh Corp.(a)	1.243	UBS AG (London)	12/14/18	18	9,648	—	9,648
Paccar, Inc.(a)	1.243	UBS AG (London)	12/14/18	19	(2,679)	—	(2,679)
Packaging Corp. of America(a)	1.243	UBS AG (London)	12/14/18	12	1,632	—	1,632
Panalpina Welttransport AG(a)	0.786	UBS AG (London)	12/14/18	9	(52,438)	—	(52,438)
Pandora A/S(a)	0.398	UBS AG (London)	12/14/18	16	(38,991)	—	(38,991)
Pandora Media, Inc.(a)	1.182	UBS AG (London)	12/14/18	86	(9,413)	—	(9,413)
Paycom Software, Inc.(a)	1.182	UBS AG (London)	12/14/18	17	(3,117)	—	(3,117)
Paysafe Group PLC(a)	0.225	UBS AG (London)	12/14/18	194	19,014	—	19,014
Peab AB(a)	0.500	UBS AG (London)	12/14/18	94	(4,142)	—	(4,142)
Pegasystems, Inc.(a)	1.182	UBS AG (London)	12/14/18	7	(5,625)	—	(5,625)
Pegatron Corp.(a)	1.243	UBS AG (London)	12/14/18	556	(10,637)	—	(10,637)
Penumbra, Inc.(a)	1.182	UBS AG (London)	12/14/18	5	16	—	16
Peugeot SA(a)	0.433	UBS AG (London)	12/14/18	63	14,758	—	14,758
Pilgrim’S Pride Corp.(a)	1.243	UBS AG (London)	12/14/18	53	30,160	—	30,160
Plastic Omnium SA(a)	0.433	UBS AG (London)	12/14/18	35	(1,509)	—	(1,509)
Pool Corp.(a)	1.243	UBS AG (London)	12/14/18	14	(4,926)	—	(4,926)
Popular, Inc.(a)	1.243	UBS AG (London)	12/14/18	19	44,646	—	44,646
Porsche Automobil Holding SE(a)	0.433	UBS AG (London)	12/14/18	22	48,286	—	48,286
POU Chen Corp.(a)	1.243	UBS AG (London)	12/14/18	921	9,498	—	9,498
PRA Health Sciences, Inc.(a)	1.243	UBS AG (London)	12/14/18	15	(9,007)	—	(9,007)
Ralph Lauren Corp.(a)	1.243	UBS AG (London)	12/14/18	8	(12,502)	—	(12,502)
Randstad Holdings NV(a)	0.433	UBS AG (London)	12/14/18	11	7,628	—	7,628
Renault SA(a)	0.433	UBS AG (London)	12/14/18	15	(12,196)	—	(12,196)
Rheinmetall AG(a)	0.433	UBS AG (London)	12/14/18	13	(8,629)	—	(8,629)
Ricoh Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	148	(161,673)	—	(161,673)
Roche Holding AG(a)	0.786	UBS AG (London)	12/14/18	3	1,470	—	1,470
Rolls Royce Holdings PLC(a)	0.225	UBS AG (London)	12/14/18	354	2,442	—	2,442

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Ross Stores, Inc.(a)	1.243%	UBS AG (London)	12/14/18	$24	$(7,947)	$—	$(7,947)
Rwe AG(a)	0.433	UBS AG (London)	12/14/18	53	11,823	—	11,823
Ryohin Keikaku Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	5	(28,621)	—	(28,621)
S-Oil Corp.(a)	1.243	UBS AG (London)	12/14/18	13	4,788	—	4,788
Safran SA(a)	0.433	UBS AG (London)	12/14/18	15	(6,976)	—	(6,976)
Salmar ASA(a)	0.480	UBS AG (London)	12/14/18	43	(8,319)	—	(8,319)
Salvatore Ferragamo SPA(a)	0.433	UBS AG (London)	12/14/18	53	(51,358)	—	(51,358)
Samsung Electronics Co. Ltd.(a)	1.243	UBS AG (London)	12/14/18	1	66,819	—	66,819
Samsung Heavy Industries Co.(a)	1.243	UBS AG (London)	12/14/18	147	(20,051)	—	(20,051)
Sandvik AB(a)	0.500	UBS AG (London)	12/14/18	87	2,798	—	2,798
Sanofi(a)	0.433	UBS AG (London)	12/14/18	9	(6,344)	—	(6,344)
SAP SE(a)	0.433	UBS AG (London)	12/14/18	9	2,506	—	2,506
Sartorius AG(a)	0.433	UBS AG (London)	12/14/18	17	4,956	—	4,956
Sats Ltd.(a)	0.950	UBS AG (London)	12/14/18	148	(3,629)	—	(3,629)
Schneider Electric SE(a)	0.433	UBS AG (London)	12/14/18	17	21,415	—	21,415
Scientific Games Corp.(a)	1.243	UBS AG (London)	12/14/18	7	11,867	—	11,867
Scotts Miracle-Gro Co.(a)	1.182	UBS AG (London)	12/14/18	8	(6,763)	—	(6,763)
Seb SA(a)	0.433	UBS AG (London)	12/14/18	8	20,532	—	20,532
Secom Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	9	2,958	—	2,958
Securitas AB(a)	0.500	UBS AG (London)	12/14/18	85	(7,983)	—	(7,983)
Seek Ltd.(a)	1.595	UBS AG (London)	12/14/18	24	5,256	—	5,256
Sega Sammy Holdings, Inc.(a)	0.017	UBS AG (London)	12/14/18	104	13,440	—	13,440
Sembcorp Industries Ltd.(a)	0.950	UBS AG (London)	12/14/18	600	(17,310)	—	(17,310)
Semiconductor MFG International Corp.(a)	1.225	UBS AG (London)	12/14/18	1,118	(131,704)	—	(131,704)
Servicemaster Global Holdings(a)	1.243	UBS AG (London)	12/14/18	5	9,697	—	9,697
Seven & I Holdings Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	31	21,692	—	21,692
Shimadzu Corp.(a)	0.017	UBS AG (London)	12/14/18	62	(15,355)	—	(15,355)
Shire PLC(a)	0.225	UBS AG (London)	12/14/18	18	(38,890)	—	(38,890)
Shiseido Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	37	(29,769)	—	(29,769)
Singapore Airlines Ltd.(a)	0.950	UBS AG (London)	12/14/18	116	(6,714)	—	(6,714)
Singapore Press Holdings Ltd.(a)	0.950	UBS AG (London)	12/14/18	802	(10,399)	—	(10,399)
Singapore Technologies Engineering Ltd.(a)	1.010	UBS AG (London)	12/14/18	607	13,267	—	13,267
SK Holdings Co. Ltd.(a)	1.243	UBS AG (London)	12/14/18	4	12,168	—	12,168
Skanska AB(a)	0.500	UBS AG (London)	12/14/18	66	(66,915)	—	(66,915)
Skechers U.S.A., Inc.(a)	1.243	UBS AG (London)	12/14/18	47	(48,315)	—	(48,315)
SKF AB(a)	0.500	UBS AG (London)	12/14/18	63	61,245	—	61,245
Smiths Group PLC(a)	0.225	UBS AG (London)	12/14/18	35	3,279	—	3,279
Societe BIC SA(a)	0.433	UBS AG (London)	12/14/18	15	(37,339)	—	(37,339)
Spectris PLC(a)	0.225	UBS AG (London)	12/14/18	41	41,398	—	41,398
Splunk, Inc.(a)	1.182	UBS AG (London)	12/14/18	16	(10,256)	—	(10,256)
SSP Group PLC(a)	0.225	UBS AG (London)	12/14/18	146	23,907	—	23,907
Starhub Ltd.(a)	0.950	UBS AG (London)	12/14/18	777	12,767	—	12,767
Stmicroelectronics NV(a)	0.433	UBS AG (London)	12/14/18	76	32,227	—	32,227
Subsea 7 SA(a)	0.480	UBS AG (London)	12/14/18	7	4,442	—	4,442
Sumitomo Chemical Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	220	22,748	—	22,748
Sundrug Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	9	(5,911)	—	(5,911)
Suruga Bank Ltd.(a)	0.017	UBS AG (London)	12/14/18	63	(29,739)	—	(29,739)
Suzuken Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	40	(2,848)	—	(2,848)
Synopsys, Inc.(a)	1.243	UBS AG (London)	12/14/18	19	(12,532)	—	(12,532)
Sysmex Corp.(a)	0.017	UBS AG (London)	12/14/18	7	1,263	—	1,263
Taisei Corp.(a)	0.017	UBS AG (London)	12/14/18	28	14,901	—	14,901

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Taiwan Semiconductor Mfg Co.(a)	1.243%	UBS AG (London)	12/14/18	$83	$(11,211)	$—	$(11,211)
Taiyo Nippon Sanso Corp.(a)	0.017	UBS AG (London)	12/14/18	112	5,677	—	5,677
Techtronic Industries Co. Ltd.(a)	1.225	UBS AG (London)	12/14/18	293	63,532	—	63,532
Tenneco, Inc.(a)	1.243	UBS AG (London)	12/14/18	25	(9,189)	—	(9,189)
Terumo Corp.(a)	0.017	UBS AG (London)	12/14/18	37	(11,995)	—	(11,995)
Tesco PLC(a)	0.225	UBS AG (London)	12/14/18	541	20,047	—	20,047
Tesla, Inc.(a)	1.182	UBS AG (London)	12/14/18	4	(46,261)	—	(46,261)
Teva Pharmaceuticals(a)	1.182	UBS AG (London)	12/14/18	49	(23,482)	—	(23,482)
Thales SA(a)	0.433	UBS AG (London)	12/14/18	13	(4,156)	—	(4,156)
The Swatch Group AG(a)	0.786	UBS AG (London)	12/14/18	4	130	—	130
Thor Industries, Inc.(a)	1.243	UBS AG (London)	12/14/18	12	20,107	—	20,107
Tokyo Electric Power Co. Holdings, Inc.(a)	0.017	UBS AG (London)	12/14/18	365	(4,814)	—	(4,814)
Toray Industries, Inc.(a)	0.017	UBS AG (London)	12/14/18	138	(33,230)	—	(33,230)
Total System Services, Inc.(a)	1.243	UBS AG (London)	12/14/18	19	29,280	—	29,280
Toyo Seikan Group Holdings Ltd.(a)	0.017	UBS AG (London)	12/14/18	81	(13,309)	—	(13,309)
Toyota Boshoku Corp.(a)	0.017	UBS AG (London)	12/14/18	68	(53,306)	—	(53,306)
Transdigm Group, Inc.(a)	1.182	UBS AG (London)	12/14/18	6	53	—	53
Treehouse Foods, Inc.(a)	1.182	UBS AG (London)	12/14/18	2	4,079	—	4,079
Trelleborg AB(a)	0.500	UBS AG (London)	12/14/18	61	22,999	—	22,999
Tribune Media Co.(a)	1.182	UBS AG (London)	12/14/18	33	(4,896)	—	(4,896)
Trinity Industries, Inc.(a)	1.182	UBS AG (London)	12/14/18	44	(12,717)	—	(12,717)
Tsuruha Holdings, Inc.(a)	0.017	UBS AG (London)	12/14/18	12	(27,511)	—	(27,511)
Tyler Technologies, Inc.(a)	1.182	UBS AG (London)	12/14/18	7	22,076	—	22,076
Tyson Foods, Inc.(a)	1.243	UBS AG (London)	12/14/18	22	41,057	—	41,057
Ubisoft Entertainment SA(a)	0.433	UBS AG (London)	12/14/18	20	4,070	—	4,070
UCB SA(a)	0.433	UBS AG (London)	12/14/18	17	10,248	—	10,248
Ulta Beauty, Inc.(a)	1.243	UBS AG (London)	12/14/18	4	10,293	—	10,293
Under Armour, Inc.(a)	1.182	UBS AG (London)	12/14/18	51	180,987	—	180,987
Uni-President Enterprise Co.(a)	1.243	UBS AG (London)	12/14/18	769	(2,079)	—	(2,079)
United Internet AG(a)	0.433	UBS AG (London)	12/14/18	24	(5,541)	—	(5,541)
United Microelectronics Corp.(a)	1.243	UBS AG (London)	12/14/18	2,876	(5,222)	—	(5,222)
Universal Display Corp.(a)	1.182	UBS AG (London)	12/14/18	8	(39,676)	—	(39,676)
Valero Energy Corp.(a)	1.243	UBS AG (London)	12/14/18	20	22,466	—	22,466
Valmet Corp.(a)	0.433	UBS AG (London)	12/14/18	41	(12,729)	—	(12,729)
Veeva Systems, Inc.(a)	1.243	UBS AG (London)	12/14/18	3	4,863	—	4,863
Venture Corp. Ltd.(a)	1.010	UBS AG (London)	12/14/18	111	78,606	—	78,606
Verisk Analytics, Inc.(a)	1.182	UBS AG (London)	12/14/18	12	(1,297)	—	(1,297)
Vestas Wind Systems A/S(a)	0.398	UBS AG (London)	12/14/18	17	25,544	—	25,544
VF Corp.(a)	1.182	UBS AG (London)	12/14/18	5	6,226	—	6,226
Viacom, Inc.(a)	1.243	UBS AG (London)	12/14/18	55	(23,374)	—	(23,374)
Viasat, Inc.(a)	1.182	UBS AG (London)	12/14/18	21	(10,253)	—	(10,253)
Vifor Pharma AG(a)	0.786	UBS AG (London)	12/14/18	13	(15,902)	—	(15,902)
Visa, Inc.(a)	1.182	UBS AG (London)	12/14/18	14	(3,785)	—	(3,785)
Volkswagen AG(a)	0.433	UBS AG (London)	12/14/18	9	(54,485)	—	(54,485)
Volvo AB(a)	0.500	UBS AG (London)	12/14/18	42	(9,866)	—	(9,866)
Want Want China Holdings Ltd.(a)	1.225	UBS AG (London)	12/14/18	2,102	(26,114)	—	(26,114)
Weatherford International PLC(a)	1.182	UBS AG (London)	12/14/18	91	(18,195)	—	(18,195)
Weir Group PLC(a)	0.225	UBS AG (London)	12/14/18	51	108,466	—	108,466
Wendy’S Co.(a)	1.182	UBS AG (London)	12/14/18	65	(7,134)	—	(7,134)
Western Digital Corp.(a)	1.243	UBS AG (London)	12/14/18	16	70,578	—	70,578

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)#

Reference Obligation/Index	Financing Rate Paid/Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Westinghouse Air Brake Technologies Corp.(a)	1.182%	UBS AG (London)	12/14/18	$19		$(4,431)	$—	$(4,431)
Wex, Inc.(a)	1.182	UBS AG (London)	12/14/18	13		(35,141)	—	(35,141)
White Mountains Insurance Group Ltd.(a)	1.182	UBS AG (London)	12/14/18	—	*	493	—	493
Wood Group (John) PLC(a)	0.225	UBS AG (London)	12/14/18	12		(2,863)	—	(2,863)
Wynn Resorts Ltd.(a)	1.182	UBS AG (London)	12/14/18	8		(34,445)	—	(34,445)
Yakult Honsha Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	15		(9,524)	—	(9,524)
Yamaha Corp.(a)	0.017	UBS AG (London)	12/14/18	39		611	—	611
Yamazaki Baking Co. Ltd.(a)	0.017	UBS AG (London)	12/14/18	51		(24,339)	—	(24,339)
Yangzijiang Shipbuilding Holdings Ltd.(a)	1.010	UBS AG (London)	12/14/18	1,385		55,207	—	55,207
Yaskawa Electric Corp.(a)	0.017	UBS AG (London)	12/14/18	43		(73,396)	—	(73,396)
Yelp, Inc.(a)	1.243	UBS AG (London)	12/14/18	3		3,511	—	3,511
Yuanta Financial Holding Co.(a)	1.243	UBS AG (London)	12/14/18	2,087		3,730	—	3,730
Yue Yuen Industrial (Holdings)(a)	1.225	UBS AG (London)	12/14/18	213		56,698	—	56,698
Zhuzhou Crrc Times Elec Co.(a)	1.225	UBS AG (London)	12/14/18	239		(3,009)	—	(3,009)
Zodiac Aerospace SA(a)	0.433	UBS AG (London)	12/14/18	53		(16,804)	—	(16,804)
TOTAL						$(1,037,033)	$267	$(1,037,300)
*	Rounds to less than 1,000.
(a)	Payments made monthly.
(b)	Payments made annually.
(c)	Payments made quarterly.
(d)	Payments made at maturity.
#	The Fund receives annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date	Receive	Pay	Value	Upfront Payments made (received)	Unrealized Gain (Loss)
Barclays Bank PLC	TRY	6,484,277	$1,849,675	12/20/22	3 month LIBOR	10.168%	$(244,351)	$9,109	$(253,460)
		2,046,815	548,506	12/20/22	3 month LIBOR	10.930	(27,000)	13,035	(40,035)
TOTAL							$(271,351)	$22,144	$(293,495)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At October 31, 2017, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call USD/Put TRY	MS & Co. Int. PLC	$3.88	11/09/2017	4,600,000	$4,600,000	$13,041	$32,200	$(19,159)
Puts
Put USD/Call SEK	MS & Co. Int. PLC	7.86	02/16/2018	9,100,000	9,100,000	20,957	127,400	(106,443)
Total Purchased option contracts				13,700,000	$13,700,000	$33,998	$159,600	$(125,602)
Written option contracts
Calls
Call USD/Put ZAR	MS & Co. Int. PLC	$14.50	11/03/2017	5,000,000	$5,000,000	$(6,690)	$(38,110)	$31,420
Puts
Put USD/Call SEK	MS & Co. Int. PLC	7.57	02/16/2018	9,100,000	9,100,000	(3,904)	(38,220)	34,316
Total Written option contracts				14,100,000	$14,100,000	$(10,594)	$(76,330)	$65,736
TOTAL					$27,800,000	$23,404	$83,270	$(59,866)

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
iShares MSCI Emerging Markets ETF	MS & Co. Int. PLC	$46.50	12/15/2017	170,000	$170,000	$149,600	$90,950	$58,650
Puts
Put – Euro Stoxx Utilities Index	MS & Co. Int. PLC	259.61	06/15/2018	22,780	22,780	37,463	115,179	(77,716)
Total Purchased option contracts				192,780	$192,780	$187,063	$206,129	$(19,066)
Written option contracts
Calls
iShares MSCI Emerging Markets ETF	MS & Co. Int. PLC	$48.50	12/15/2017	170,000	$170,000	$(33,152)	$(17,000)	$(16,152)
TOTAL					$362,780	$153,911	$189,129	$(35,218)

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2017, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2017, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$417,700,000	$417,712,415	$426,217,588

REPURCHASE AGREEMENTS — At October 31, 2017, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
Citigroup Global Markets, Inc.	1.070%	$72,236,404
Merrill Lynch & Co., Inc.	1.070	345,463,596
TOTAL		$417,700,000

At October 31, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	6.000%	04/01/2037
Government National Mortgage Association	3.000 to 4.000	05/20/43 to 09/20/47
United States Treasury Note	3.125	05/15/2021

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2017

Assets:
Investments of unaffiliated issuers, at value (cost $315,695,539)	$341,114,861
Investments of affiliated issuers, at value (cost $15,046,238)	15,046,238
Purchased options, at value (cost $365,729)	221,061
Repurchase agreement, at value which equals cost	417,700,000
Cash	12,439,432
Unrealized gain on swap contracts	18,861,870
Unrealized gain on forward foreign currency exchange contracts	17,188,046
Variation margin on futures	458,510
Variation margin on swaps	83,999
Receivables:
Collateral on certain derivative contracts(b)	205,402,759
Dividends and interest	1,684,596
Investments sold on an extended settlement basis	1,600,169
Investments sold	1,538,493
Reimbursement from investment adviser	1,308,098
Due from broker — upfront payment	1,139,354
Fund shares sold	921,544
Upfront payments made on swap contracts	193,560
Foreign tax reclaims	81,017
Other assets	13,738
Total assets	1,036,997,345

Liabilities:
Foreign currency overdraft, at value (identified cost $1,601,393)	1,579,579
Unrealized loss on swap contracts	20,203,617
Unrealized loss on forward foreign currency exchange contracts	19,049,415
Securities sold short, at value (proceeds received $9,015,657)	11,882,458
Variation margin on futures	65,326
Variation margin on swaps	63,532
Written option contracts, at value (premium received $93,330)	43,746
Unrealized loss on unfunded loan commitment	1,263
Payables:
Investments purchased	4,047,405
Collateral on certain derivatives contracts(c)	2,695,618
Management fees	1,550,976
Fund shares redeemed	1,506,634
Investments purchased on an extended settlement basis	657,620
Distribution and service fees and transfer agency fees	89,220
Dividend expense payable on securities sold short	16,478
Due to broker	9,741
Upfront payments received on swap contracts	862
Accrued expenses and other liabilities	3,033,187
Total liabilities	66,496,677

Net Assets:
Paid-in capital	1,033,731,624
Distributions in excess of net investment income (loss)	(570,495)
Accumulated net realized loss	(85,499,227)
Net unrealized gain	22,838,766
NET ASSETS	$970,500,668
Net Assets:
Class A	$37,077,005
Class C	29,757,695
Institutional	807,918,276
Investor	95,627,824
Class R	119,868
Total Net Assets	$970,500,668
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,628,661
Class C	2,975,042
Institutional	78,580,925
Investor	9,334,908
Class R	11,806
Net asset value, offering and redemption price per share:(d)
Class A	$10.22
Class C	10.00
Institutional	10.28
Investor	10.24
Class R	10.15

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of two wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd. and Cayman Commodity — MMA II, Ltd. Accordingly, all inter-fund balances and transactions have been eliminated.
(b)	Includes segregated cash of $23,483,463, $11,124,661 and $170,794,635 relating to initial margin requirements and/or collateral on futures, forwards, and swaps transactions.
(c)	Includes segregated cash of $767,492, $1,569,560 and $358,566 relating to initial margin requirements and/or collateral on futures, forwards and swaps transactions.
(d)	Maximum public offering price per share for Class A Shares is $10.81. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended October 31, 2017

Investment income:
Interest	$21,098,894
Dividends — unaffiliated issuers (net of foreign withholding taxes of $68,537)	3,570,266
Dividends — affiliated issuers	167,855
Total investment income	24,837,015

Expenses:
Management fees	22,063,425
Custody, accounting and administrative services	2,575,187
Dividend expense for securities sold short	871,759
Transfer Agency fees(b)	819,394
Prime broker fees	602,559
Distribution and Service fees(b)	589,975
Printing and mailing costs	494,500
Professional fees	391,216
Registration fees	208,252
Trustee fees	56,758
Other	119,282
Total expenses	28,792,307
Less — expense reductions	(3,342,449)
Net expenses	25,449,858
NET INVESTMENT LOSS	(612,843)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	32,667,805
Securities short sales	(2,797,554)
Purchased options	(1,112,574)
Futures contracts	(8,268,808)
Written options	769,067
Swap contracts	(7,228,552)
Forward foreign currency exchange contracts	(15,193,562)
Foreign currency transactions	(43,023)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	18,663,624
Securities short sales	(2,558,636)
Purchased options	(144,668)
Futures contracts	6,277,861
Unfunded loan commitments	631
Written options	49,584
Swap contracts	(1,965,728)
Forward foreign currency exchange contracts	(3,207,902)
Foreign currency translation	189,179
Net realized and unrealized gain	16,096,744
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,483,901

(a)	Statement of Operations for the Fund is consolidated and includes the balances of two wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd. and Cayman Commodity — MMA II, Ltd. Accordingly, all inter-fund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R
$195,790	$393,583	$602	$148,801	$74,781	$369,852	$225,731	$229

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income (loss)	$(612,843)	$9,800,206
Net realized gain (loss)	(1,207,201)	(53,069,350)
Net change in unrealized gain	17,303,945	33,118,163
Net increase (decrease) in net assets resulting from operations	15,483,901	(10,150,981)

Distributions to shareholders:
From net investment income
Class A Shares	(1,610,383)	(204,033)
Class C Shares	(200,238)	—
Institutional Shares	(17,692,086)	(4,424,446)
Investor Shares	(1,952,133)	(288,398)
Class R Shares	(1,227)	(639)
From net realized gains
Class A Shares	—	(934,629)
Class C Shares	—	(351,627)
Institutional Shares	—	(5,388,275)
Investor Shares	—	(511,792)
Class R Shares	—	(1,298)
Total distributions to shareholders	(21,456,067)	(12,105,137)

From share transactions:
Proceeds from sales of shares	479,385,280	557,864,388
Reinvestment of distributions	19,961,361	11,328,743
Cost of shares redeemed	(719,905,857)	(1,003,351,675)
Net decrease in net assets resulting from share transactions	(220,559,216)	(434,158,544)
TOTAL DECREASE	(226,531,382)	(456,414,662)

Net assets:
Beginning of year	1,197,032,050	1,653,446,712
End of year	$970,500,668	$1,197,032,050
Undistributed (distributions in excess of) net investment income (loss)	$(570,495)	$17,379,101

(a)	Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of two wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd. and Cayman Commodity — MMA II, Ltd. Accordingly, all inter-fund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$10.25	$(0.02)	$0.13	$0.11	$(0.14)	$—	$(0.14)
2017 - C	10.02	(0.11)	0.13	0.02	(0.04)	—	(0.04)
2017 - Institutional	10.33	— (f)	0.15	0.15	(0.20)	—	(0.20)
2017 - Investor(e)	10.30	(0.01)	0.14	0.13	(0.19)	—	(0.19)
2017 - R	10.18	(0.06)	0.14	0.08	(0.11)	—	(0.11)
2016 - A	10.33	0.04	(0.06)	(0.02)	(0.01)	(0.05)	(0.06)
2016 - C	10.16	(0.04)	(0.05)	(0.09)	—	(0.05)	(0.05)
2016 - Institutional	10.40	0.08	(0.07)	0.01	(0.03)	(0.05)	(0.08)
2016 - Investor(e)	10.37	0.07	(0.07)	—	(0.02)	(0.05)	(0.07)
2016 - R	10.29	0.01	(0.05)	(0.04)	(0.02)	(0.05)	(0.07)

FOR THE PERIOD JANUARY 1, 2015 – OCTOBER 31,
2015 - A	10.58	(0.03)	(0.22)	(0.25)	—	—	—
2015 - C	10.47	(0.09)	(0.22)	(0.31)	—	—	—
2015 - Institutional	10.61	0.01	(0.22)	(0.21)	—	—	—
2015 - Investor(e)	10.60	— (f)	(0.23)	(0.23)	—	—	—
2015 - R	10.56	(0.04)	(0.23)	(0.27)	—	—	—

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2014 - A	10.46	(0.06)	0.33	0.27	(0.03)	(0.12)	(0.15)
2014 - C	10.40	(0.14)	0.33	0.19	— (f)	(0.12)	(0.12)
2014 - Institutional	10.49	(0.01)	0.31	0.30	(0.06)	(0.12)	(0.18)
2014 - Investor(e)	10.48	(0.03)	0.33	0.30	(0.06)	(0.12)	(0.18)
2014 - R	10.44	(0.07)	0.31	0.24	— (f)	(0.12)	(0.12)

FOR THE PERIOD ENDED DECEMBER 31,
2013 - A (Commenced April 30, 2013)	10.00	(0.03)	0.55	0.52	—	(0.06)	(0.06)
2013 - C (Commenced April 30, 2013)	10.00	(0.08)	0.54	0.46	—	(0.06)	(0.06)
2013 - Institutional (Commenced April 30, 2013)	10.00	(0.01)	0.56	0.55	—	(0.06)	(0.06)
2013 - Investor(e) (Commenced April 30, 2013)	10.00	(0.01)	0.55	0.54	—	(0.06)	(0.06)
2013 - R (Commenced April 30, 2013)	10.00	(0.06)	0.56	0.50	—	(0.06)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective October 10, 2017, Class IR Shares changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.
(g)	Amount has been revised to exclude prime brokerage expenses relating to short sales.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)		Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)		Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)		Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.22	1.08%	$37,077	2.51%		2.38%		2.74%		2.62%		(0.22)%		112%
10.00	0.23	29,758	3.26		3.13		3.54		3.41		(1.07)		112
10.28	1.47	807,918	2.11		1.98		2.40		2.28		0.02		112
10.24	1.23	95,628	2.26		2.13		2.54		2.42		(0.13)		112
10.15	0.73	120	2.76		2.63		3.07		2.94		(0.63)		112
10.25	(0.23)	134,843	2.65		2.41	(g)	2.85		2.60	(g)	0.39		73
10.02	(1.02)	49,334	3.40		3.16	(g)	3.60		3.36	(g)	(0.35)		73
10.33	0.13	903,812	2.25		2.01	(g)	2.45		2.21	(g)	0.81		73
10.30	(0.06)	108,924	2.39		2.16	(g)	2.61		2.38	(g)	0.70		73
10.18	(0.40)	119	2.91		2.66	(g)	3.11		2.85	(g)	0.07		73

10.33	(2.36)	217,307	2.89	(d)	2.56	(d)(g)	2.97	(d)	2.63	(d)(g)	(0.29	)(d)	130
10.16	(2.87)	79,891	3.64	(d)	3.31	(d)(g)	3.72	(d)	3.38	(d)(g)	(1.04	)(d)	130
10.40	(1.98)	1,236,592	2.49	(d)	2.16	(d)(g)	2.57	(d)	2.24	(d)(g)	0.11	(d)	130
10.37	(2.08)	119,570	2.64	(d)	2.31	(d)(g)	2.72	(d)	2.38	(d)(g)	(0.02	)(d)	130
10.29	(2.56)	87	3.14	(d)	2.81	(d)(g)	3.24	(d)	2.90	(d)(g)	(0.49	)(d)	130

10.58	2.61	116,593	2.85		2.56	(g)	3.23		2.94	(g)	(0.53)		144
10.47	1.84	38,207	3.64		3.31	(g)	3.99		3.66	(g)	(1.33)		144
10.61	3.00	628,397	2.45		2.16	(g)	2.82		2.53	(g)	(0.11)		144
10.60	2.85	42,894	2.62		2.31	(g)	3.06		2.73	(g)	(0.27)		144
10.56	2.30	30	3.05		2.81	(g)	3.46		3.22	(g)	(0.69)		144

10.46	5.20	25,304	2.55	(d)	2.55	(d)	3.88	(d)	3.88	(d)	(0.42	)(d)	102
10.40	4.60	1,427	3.30	(d)	3.30	(d)	4.72	(d)	4.72	(d)	(1.19	)(d)	102
10.49	5.40	156,849	2.15	(d)	2.15	(d)	3.64	(d)	3.64	(d)	(0.17	)(d)	102
10.48	5.40	7,051	2.30	(d)	2.30	(d)	3.62	(d)	3.62	(d)	(0.19	)(d)	102
10.44	5.00	26	2.79	(d)	2.79	(d)	4.36	(d)	4.36	(d)	(0.90	)(d)	102

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Investor and Class R Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2017, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Acadian Asset Management LLC (“Acadian”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”), One River Asset Management, LLC (“One River”), QMS Capital Management LP (“QMS”), Russell Investments Implementation Services, LLC (“RIIS”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Each of Atreaus and GCM also serves as an Underlying Manager for a Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA, Ltd. and the Cayman Commodity — MMA II, Ltd. (each a “Subsidiary” and together the “Subsidiaries”), Cayman Islands exempted companies, are wholly-owned subsidiaries of the Fund. The Subsidiaries act as investment vehicles for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiaries and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiaries. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2017, the Fund’s net assets were $970,500,668 of which, $10,722,941, or 1.1%, represented the Cayman Commodity — MMA, Ltd.’s net assets and $8,443,765, or 0.9%, represented the Cayman Commodity — MMA II, Ltd.’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments —Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i .  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Consolidated Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

A cross currency swap is an agreement which the Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Consolidated Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2017:

MULTI-MANAGER ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$52,672,595	$—
Bank Loans	—	24,141,672	1,872,466
U.S. Treasury Obligations	82,671,638	—	—
Asset-Backed Securities	—	—	12,677
Foreign Debt Obligations	—	14,072,394	—
Municipal Debt Obligations	—	1,143,875	—
Unfunded Loan Committment	—	—	30,308
Common Stock and/or Other Equity Investments(a)
Africa	—	2,128,861	—
Asia	936,242	8,867,500	—
Europe	10,704,543	13,493,179	—
North America	126,849,368	1,544,057	—
Warrants	—	3,794	—
Investment Company	15,046,238	—	—
Short-term Investments	—	417,700,000	—
Total	$236,208,029	$535,767,927	$1,915,451
Liabilities
Common Stock and/or Other Equity Investments(a)
Asia	$—	$(2,436,024)	$—
Europe	—	(355,220)	—
North America	(9,091,214)	—	—
Total	$(9,091,214)	$(2,791,244)	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER ALTERNATIVES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$17,188,046	$—
Futures Contracts(b)	9,244,607	—	—
Interest Rate Swap Contracts(b)	—	299,911	—
Credit Default Swap Contracts(b)	—	2,763	—
Total Return Swap Contracts(b)	—	18,849,301	—
Options Purchased	—	221,061	—
Total	$9,244,607	$36,561,082	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(19,049,415)	$—
Futures Contracts(b)	(5,504,935)	—	—
Interest Rate Swap Contracts(b)	—	(586,468)	—
Credit Default Swap Contracts(b)	—	(60,767)	—
Cross Currency Swap Contracts(b)	—	(293,495)	—
Total Return Swap Contracts(b)	—	(19,886,601)	—
Written Options	—	(43,746)	—
Total	$(5,504,935)	$(39,920,492)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Receivable for unrealized gain on swap contracts	$1,272,096	(a)	Variation margin on futures contracts Payable for unrealized loss on swap contracts	$(2,309,609)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	2,763	(a)	Payable for unrealized loss on swap contracts	(60,767)	(a)(b)
Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; and Options Purchased	25,671,111	(a)	Payable for unrealized gain on swap contracts; Variation margin on futures contracts; and Written Options	(22,619,932)	(a)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Variation margin on futures contracts; and Options Purchased	$17,224,912	(a)	Payable for unrealized loss on swap contracts; Payable for unrealized gain on forward foreign currency exchange contracts; Variation margin on futures contracts; and Options Purchased	$(19,929,421)	(a)
Commodity	Variation margin on futures contracts	1,634,807	(a)	Variation margin on futures contracts	(505,698)	(a)
Total		$45,805,689			$(45,425,427)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $ 20,203,617, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(13,172,336)	$926,438	9,982
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) swap contracts	(398,043)	141,021	10
Currency	Net realized gain (loss) from purchased options, written options, forward foreign currency exchange contracts and futures contracts/Net change in unrealized gain (loss) on purchased options, written options, forward foreign currency exchange contracts and futures contracts	(15,358,530)	(4,305,520)	2,097
Equity	Net realized gain (loss) from purchased options, futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options, futures contracts, and swap contracts	8,281,843	2,313,335	4,227
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(10,387,363)	1,933,873	1,554
Total		$(31,034,429)	$1,009,147	17,870

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2017.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2017:

	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$—	$1,389,411	$1,389,411	$—	$(3,563,616)	$—	$(3,563,616)	$(2,174,205)	$2,174,205	$—
Barclays Bank PLC	—	12,569	691,157	703,726	(317,016)	(308,032)	—	(625,048)	78,678	—	78,678
Deutsche Bank AG (London)	—	1,744,309	122,307	1,866,616	(2,188,446)	(170,651)	—	(2,359,097)	(492,481)	40,000	(452,481)
JPMorgan Securities, Inc.	—	10,075,027	9,901,161	19,976,188	(11,246,558)	(10,497,053)	—	(21,743,611)	(1,767,423)	1,767,423	—
Morgan Stanley & Co. International PLC	221,061	1,475,488	4,998,801	6,695,350	(1,476,340)	(4,506,438)	(43,746)	(6,026,524)	668,826	—	668,826
UBS AG (London)	—	5,555,189	85,209	5,640,398	(4,975,969)	(3,625)	—	(4,979,594)	660,804	—	660,804
Total	$221,061	$18,862,582	$17,188,046	$36,271,689	$(20,204,329)	$(19,049,415)	$(43,746)	$(39,297,490)	$(3,025,801)	$3,981,628	$955,827

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended October 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
1.90%	1.80%	1.71%	1.68%	1.90%	1.83%

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.83% as an annual percentage of the average daily net assets of the Fund as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the portion of the management fee it earns as an investment adviser to the affiliated Underlying Fund based on the amount of the Fund’s investment. For the fiscal year ended October 31, 2017, GSAM waived $41,552 of the Fund’s management fee.

GSAM also provides management services to the Subsidiaries pursuant to the Subsidiary Management Agreements (the “Subsidiary Agreements”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiaries’ management fee, and for as long as the Subsidiary Agreements remain in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiaries under the Subsidiary Agreements. For the fiscal year ended October 31, 2017, GSAM waived $142,617 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the Shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2017, Goldman Sachs advised that it retained $5,202 and $0, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to October 8, 2017, Goldman Sachs charged transfer agency fees at the rates of 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.114% of the Fund’s average daily net assets. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. GSAM has also agreed to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, and Class R Shares to 2.38%, 3.13%, 1.98%, 2.13% and 2.63%, respectively. The Other Expense limitations and total operating expense limitation agreement will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the Other Expense limitations described above. For the fiscal year ended October 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$854,415	$2,488,034	$3,342,449

G.  Line of Credit Facility — As of October 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2017, the Fund did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2017 , Goldman Sachs earned $11,455, in brokerage commissions from portfolio transactions on behalf of the Fund.

As of October 31, 2017 The Goldman Sachs Group, Inc. was the beneficial owner of approximately 22% of Class R Shares of the Fund.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transaction in and earnings from investments in the Underlying Fund Shares for the fiscal year ended October 31, 2017:

Underlying Fund	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$28,130,434	$17,262,441	$(30,346,637)	$15,046,238	15,046,238	$167,855

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2017, were $446,926,090 and $746,334,728, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2017:

Counterparty	Securities Sold Short(1)	Collateral Pledged	Net Amount(2)
JPMorgan Chase Bank	$(11,882,458)	$8,621,974	$(3,260,484)

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

Distribution paid from:
Ordinary income	$21,456,067

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

Distribution paid from:
Ordinary income	$10,147,452
Net long-term capital gains	1,957,685
Total taxable distributions	$12,105,137

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-Term	(68,059,997)
Perpetual Long-Term	(14,071,541)
Total capital loss carryforwards	$(82,131,538)
Timing differences (Straddle Loss Deferral)	$(3,425,663)
Unrealized gains (losses) — net	22,326,245
Total accumulated earnings (losses) net	$(63,230,956)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

7. TAX INFORMATION (continued)

As of October 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$746,647,907
Gross unrealized gain	36,023,352
Gross unrealized loss	(13,697,107)
Net unrealized gain	$22,326,245

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, and foreign currency contracts, differences in the tax treatment of underlying fund investments, passive foreign investment company investments, partnership investments, swap transactions, material modification of debt securities, and the recognition of income and gains/losses of certain bonds.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from taxable overdistributions, and differences in the tax treatment of swap transactions, foreign currency transactions, partnership investments, passive foreign investment company investments and underlying fund investments.

Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss	Paid in Capital
$5,478,379	$4,119,314	$(9,597,693)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — If the Fund invests in foreign securities it may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2017

8. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2017

8. OTHER RISKS (continued)

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

11. SUMMARY OF SHARES TRANSACTIONS

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,948,203	$20,056,006	6,466,263	$64,825,296
Reinvestment of distributions	154,896	1,590,786	111,867	1,130,892
Shares redeemed	(11,631,278)	(119,824,067)	(14,454,630)	(144,922,875)
	(9,528,179)	(98,177,275)	(7,876,500)	(78,966,687)
Class C Shares
Shares sold	148,662	1,504,715	855,964	8,456,479
Reinvestment of distributions	18,706	189,309	32,783	326,190
Shares redeemed	(2,117,804)	(21,373,746)	(3,823,802)	(37,726,174)
	(1,950,436)	(19,679,722)	(2,935,055)	(28,943,505)
Institutional Shares
Shares sold	37,196,779	385,171,982	39,736,722	402,931,900
Reinvestment of distributions	1,575,525	16,227,907	893,194	9,069,534
Shares redeemed	(47,658,370)	(491,697,316)	(72,045,143)	(728,652,554)
	(8,886,066)	(90,297,427)	(31,415,227)	(316,651,120)
Investor Shares
Shares sold	7,028,214	72,652,577	8,068,352	81,443,001
Reinvestment of distributions	189,896	1,952,132	78,956	800,190
Shares redeemed	(8,459,818)	(87,010,728)	(9,097,182)	(91,879,976)
	(1,241,708)	(12,406,019)	(949,874)	(9,636,785)
Class R Shares
Shares sold	—	—	20,159	207,712
Reinvestment of distributions	120	1,227	193	1,937
Shares redeemed	—	—	(17,158)	(170,096)
	120	1,227	3,194	39,553
NET DECREASE	(21,606,269)	$(220,559,216)	(43,173,462)	$(434,158,544)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

the Goldman Sachs Multi-Manager Alternatives Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”), a fund of the Goldman Sachs Trust II, as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2017

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended October 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Alternatives Fund
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*
Class A
Actual	$1,000.00	$987.40		$9.22
Hypothetical 5% return	1,000.00	1,015.93	+	9.35
Class C
Actual	1,000.00	983.30		14.35
Hypothetical 5% return	1,000.00	1,010.74	+	14.55
Institutional
Actual	1,000.00	989.40		9.28
Hypothetical 5% return	1,000.00	1,015.88	+	9.40
Investor
Actual	1,000.00	988.40		9.77
Hypothetical 5% return	1,000.00	1,015.37	+	9.91
Class R
Actual	1,000.00	986.40		12.62
Hypothetical 5% return	1,000.00	1,012.50	+	12.78

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R
Multi-Manager Alternatives+	1.76%	2.67%	1.58%	1.68%	2.24%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively, the “Investment Adviser”) are responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended), of any party thereto (the “Independent Trustees”), at a meeting held on August 8, 2017 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and each of Acadian Asset Management LLC, Ares Capital Management II LLC, Atreaus Capital, LP, Brigade Capital Management, LP, First Pacific Advisors, LLC, Graham Capital Management, L.P., New Mountain Vantage Advisers, LLC., QMS Capital Management LP, Russell Investment Implementation Services, LLC, Sirios Capital Management, L.P. , and Wellington Management Company LLP (collectively, the “Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Advisers and the Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the Fund or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates and the Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Independent Trustees periodically received written materials and oral presentations from the funds’ various sub-advisers, including the Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees reviewed a written response prepared by each Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including oversight of the Sub-Advisers’ day-to-day management of the Fund) that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

In considering the investment performance of the Fund, the Trustees considered the investment performance of the Fund relative to its benchmark, the performance of other comparable mutual funds, the Fund’s rankings and ratings based on information prepared by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using data provided by the Outside Data Provider. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that the Fund had significant differences from its Outside Data Provider peer group and/or benchmark index that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

The Trustees noted that the Fund’s Class A Shares and Institutional Shares had placed in the third quartile of the Fund’s performance peer group, and had outperformed the Fund’s LIBOR-based primary benchmark index for the one-year period ended June 30, 2017.

Management Fees and Expense Ratios

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which include both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe. The analyses also compared the Fund’s transfer agency, custody, distribution fees, other expenses, and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. They also noted that collective investment vehicles have a compensation structure, which includes performance fees, and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees considered that services provided to the Fund differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements. The Trustees concluded that the comparisons prepared by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fees payable by the Fund that exceed a specified level. The Trustees also considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratios (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	1.90%
Next $3 billion	1.80
Next $3 billion	1.71
Over $8 billion	1.68

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as the Fund’s distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (g) the possibility that the working relationship between

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

the Investment Adviser and the Fund’s third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel, including the Sub-Advisers, to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Management Agreement should be approved and continued with respect to the Fund until August 31, 2018.

Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreements and Performance

In evaluating the Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Sub-Adviser, the Trustees considered information on the services provided to the Fund by each Sub-Adviser, including information about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also reviewed the operations and investment performance of each Sub-Adviser’s respective sleeve of the Fund since its inception, including a comparison of each Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Sub-Adviser is paid by the Investment Adviser, not by the Fund, and the retention of the Sub-Advisers does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and each Sub-Adviser, as well as the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser. The Trustees considered that certain Sub-Advisers had agreed to reduce their sub-advisory fee rate. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to the Fund in light of the overall management fee paid by the Fund.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Advisers are reasonable in light of the services provided by the Sub-Advisers and the Fund’s current and reasonably foreseeable asset levels, and that each Sub-Advisory Agreement should be approved and continued until August 31, 2018.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 61	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	17	Convergys Corporation (a global leader in customer experience outsourcing); Packaging Corporation of America (producer of container board)
Lawrence Hughes Age: 59	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None
John F. Killian Age: 62	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	17	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2012

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II — Goldman Multi-Manager Alternatives Fund — Tax Information (Unaudited)

For the year ended October 31, 2017, 27.59% of the dividends paid from net investment company taxable income by the Multi-Manager Alternatives Fund, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2017, 32.92%, of the dividends paid from net investment company taxable income by the Multi-Manager Alternatives Fund, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian James A. McNamara,

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 114466-OTU-670014 MMALTAR-17/8k

Goldman Sachs Funds

Annual Report	October 31, 2017

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

Goldman Sachs Strategic

Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset

Class Funds

Market Review

The capital markets broadly rallied during the 12 months ended October 31, 2017 (the “Reporting Period”).

In the U.S., equity markets repeatedly hit all-time highs on the back of strong corporate earnings growth and positive business sentiment. Early in the Reporting Period, the unexpected results of the November 2016 U.S. presidential elections led investors to rotate out of the defensive, yield-oriented positioning that had driven market returns in much of 2015 and 2016. The subsequent rally in the more cyclical areas of the market carried into early 2017, but the dominant market theme was the growth-oriented bull market led by the information technology sector. The Federal Reserve (the “Fed”), citing an improved labor market and moderately expanding economic activity, raised interest rates three times during the Reporting Period — in December 2016, March 2017 and June 2017. Meanwhile, the U.K. officially triggered Article 50, beginning negotiations to extricate itself from the European Union, popularly known as Brexit, and the Bank of England hiked interest rates in an effort to restrain inflation as the U.K. economy struggled to keep up with its peers.

The U.S. dollar rallied sharply following the U.S. elections but declined over the first ten months of 2017, ending the Reporting Period slightly lower. The yield on 10-year U.S. Treasuries increased during the Reporting Period, with the post-election U.S. Treasury sell-off moderately offset by a recovery in prices year-to-date through October 31, 2017. In commodities, oil rallied in late 2016 but declined in the first half of 2017 on pricing concerns and on uncertainty around Organization of the Petroleum Exporting Countries (“OPEC”) production limits. However, a recovery in oil prices through the third quarter of 2017 helped to mitigate underperformance from energy-related assets worldwide during the Reporting Period overall. After a steep sell-off following the U.S. elections, gold prices gained year-to-date through October 31, 2017 to end the Reporting Period only slightly below where they started.

Global equity markets ended the Reporting Period in positive territory. In the U.S., investors reacted to the prospect of business-friendly tax cuts, decreased regulations, and revisions to international trade agreements under the current Administration by rotating into more cyclical areas of the market in the months following the November 2016 elections. The rallies in those cyclical names moderately reversed, however, in the early part of 2017, and a rally in more growth-oriented names became the primary market driver. Information technology stocks were the best performers during the Reporting Period, followed by financials, materials and industrials. Telecommunication services notably underperformed due to a reversal in investor positioning around the higher-yielding defensive sectors, including utilities and consumer staples, that had driven the market for much of 2015 and 2016, and energy lagged due to the decline in oil prices. Small cap stocks, widely considered most likely to benefit from current Administration policies, outperformed large cap stocks during the Reporting Period. International equity markets also gained during the Reporting Period, with Japan rallying on weakness in the yen and emerging market equities posting strong returns on largely-synchronized global economic growth.

Credit markets also broadly rallied during the Reporting Period, as accommodative monetary policy and relatively stable developed market economic growth pushed investors into the markets offering the most yield. In corporate credit, spreads, or yield differentials to U.S. Treasuries, tightened from their November 2016 highs, as enthusiasm about a pro-growth U.S. Administration buoyed sentiment, overwhelming concerns about fundamentals in the retail

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MARKET REVIEW

sector. In the U.S., issuers sought to take advantage of low interest rates and strong demand to drive repricings and refinancings, in addition to standard new issuance, that had eaten away at yields, particularly in the floating rate credit market. However, expectations for rising short-term interest rates kept investors interested in floating rate loans, as the majority of the market was paying coupons above their LIBOR floor. (LIBOR is London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements.) Abroad, emerging market credit, generally offering more attractive yields, rallied. A weak U.S. dollar boosted the performance of local market bonds relative to hard currency bonds.

Public real estate markets were increasingly driven by fundamentals during the Reporting Period, as investors’ search for yield began to abate. Central banks’ slow shift away from easing measures moderated flows into lower quality, higher yielding real estate, leading to significantly lower dispersions among returns across yield quintiles, or market segments, compared to the prior fiscal year. Global real estate markets were up modestly for the Reporting Period, driven in large part by the significant rally seen within industrials and data center real estate investment trusts (“REITs”). Both property types rallied on increasing demand for e-commerce. Conversely, retail REITs, particularly within the U.S., came under pressure from these same trends, facing an unusually high number of store closings early in 2017. Also, health care REITs, after modestly recovering early in 2017, resumed their struggle on weaker supply/demand dynamics and on concerns about rising interest rates. Regionally, developed Asia (notably Hong Kong and Singapore) and Europe led real estate market returns during the Reporting Period, while U.S. real estate was up more modestly. Japan was the only major real estate market lower for the Reporting Period.

Looking Ahead

At the end of the Reporting Period, investors appeared to be monitoring political developments in the U.S., particularly regarding tax and health care reform and infrastructure spending, as well as the path of Fed interest rate hikes. Internationally, investors seemed cognizant of rising geopolitical tensions, ranging from North Korea’s nuclear threats to growing destabilization in the Middle East, though markets, for the most part, appeared to shrug off these concerns. Political developments in China, the world’s second largest economy, were also top of mind for many investors, as its Communist Party elections were anticipated to continue into 2018. While most global central banks maintained their policies of quantitative easing, investors were also keenly monitoring both the European Central Bank’s plans to scale down its bond purchases and the Fed’s balance sheet unwinding.

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PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 21.63%. This return compares to the 23.33% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust double-digit positive absolute returns but underperformed the Index during the Reporting Period. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a mix of international, global and U.S.-focused equity investment strategies. During the Reporting Period, the Fund allocated capital to 11 Underlying Managers — Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), Epoch Investment Partners, Inc. (“Epoch”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America (“LGIMA”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors (“Principal”), Scharf Investments, LLC (“Scharf”); Vulcan Value Partners, LLC (“Vulcan”) and WCM Investment Management (“WCM”). Epoch was redeemed on November 14, 2016, and funds were reallocated to Principal. LGIMA was initially allocated assets on December 21, 2016.

The 11 Underlying Managers with assets allocated to them during the Reporting Period represented five asset classes across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (Scharf and Vulcan), Europe, Australasia and Far East (“EAFE”) large cap (Causeway and WCM), U.S. small cap (GW&K and Boston Partners), EAFE small cap (Epoch and Principal) and emerging markets (Fisher and Parametric). We measure the diversified beta manager, LGIMA, against the MSCI All Country World Index (“ACWI”).

Of the 11 Underlying Managers with allocated capital during the Reporting Period, 10 generated positive absolute returns and one posted a negative absolute return. On a relative basis, four Underlying Managers outperformed their respective strategy benchmark, while seven Underlying Managers underperformed their respective strategy benchmark.

The Fund additionally uses Russell Investments Implementation Services Inc. (“RIIS”) for a currency overlay program given the hedged nature of the Fund’s benchmark.

The Fund’s performance relative to the Index was mainly driven by manager selection, which overall detracted during the Reporting Period. The most significant underperformance came from U.S. large cap Underlying Manager Scharf, who underperformed the S&P 500 Index, the index to which we compare this Underlying Manager, and from emerging market Underlying Manager Parametric, who underperformed the MSCI Emerging Markets Index. On the positive side, the strongest relative performance came from EAFE small cap Underlying Manager Principal, who outperformed the MSCI World ex-U.S. Small Cap Index, the index to which we compare this Underlying Manager, and EAFE large cap Underlying Managers Causeway and WCM, who outperformed the MSCI EAFE Index, the index to which we compare these Underlying Managers.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, outperformed the Index during the Reporting

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PORTFOLIO RESULTS

Period. Having an overweight to emerging market equities contributed positively. Our medium-term view to overweight emerging markets equities relative to developed market equities contributed positively to performance.

Q	Which global equity asset classes most significantly affected Fund performance?

A	In U.S. large cap, which we measure relative to the S&P 500 Index, Underlying Manager performance was weak. Scharf underperformed the S&P 500 Index due to an overweight to and weak stock selection in consumer discretionary, particularly within specialty retail. Weak stock selection in health care and financials and having a sizable position in cash during a Reporting Period when the U.S. equity markets rallied also detracted, partially offset by effective stock selection in materials, which contributed positively. Vulcan also underperformed the S&P 500 Index during the Reporting Period. Vulcan underperformed due to stock selection in consumer discretionary and financials. Its weak performance was partially offset by effective stock selection in industrials and by having an underweight to and strong stock selection in energy, which added value.

In emerging markets, which we measure relative to the MSCI Emerging Markets Index, both Fisher and Parametric underperformed the benchmark index. Fisher’s underperformance can be attributed to weak stock selection within consumer discretionary and an overweight to health care, offset by positive stock selection within financials. Parametric underperformed the MSCI Emerging Markets Index during the Reporting Period due to its underweight to and stock selection in information technology, partially offset by stock selection in energy, which contributed positively.

We measure diversified beta manager LGIMA against the MSCI ACWI Index. During the period while it was allocated Fund assets, i.e. December 21, 2016 through October 31, 2017, LGIMA underperformed the MSCI ACWI Index due to underperformance from the low volatility, size and value factors. Its underperformance was partially offset by outperformance from the momentum factor.

In U.S. small cap, Underlying Manager performance was mixed relative to their respective benchmarks in a strong absolute return environment for small-cap equities. GW&K outperformed the Russell 2000 Index due to effective stock selection in information technology and industrials, partially offset by weak stock selection in health care and materials. Boston Partners, the value-oriented Underlying Manager, underperformed the Russell 2000 Value Index due to weak stock selection within industrials and an overweight to and stock selection in energy. Boston Partners’ underperformance was partially offset by an underweight to and effective stock selection within real estate, which contributed positively.

In EAFE small cap, we redeemed Epoch on November 14, 2016. During the short time it served as an Underlying Manager during the Reporting Period, Epoch underperformed the MSCI World ex-U.S. Small Cap Index. Principal, which served as an Underlying Manager for the full Reporting Period, outperformed the MSCI World ex-U.S. Small Cap Index during the Reporting Period. Principal outperformed due to positive stock selection within consumer discretionary and materials, partially offset by weak stock selection in energy.

In EAFE large cap, both Underlying Managers outperformed their respective benchmarks. WCM, who we compare to the MSCI ACWI ex-U.S. Index, outperformed due to stock selection in health care and consumer discretionary. Having an overweight to and effective stock selection in information technology also helped. WCM’s outperformance was partially offset by an overweight to and stock selection in consumer staples and an underweight to financials, which detracted. Causeway, who we compare to the MSCI EAFE Index, outperformed due to strong stock selection in consumer discretionary and financials. An overweight to and stock selection in telecommunication services, which detracted, partially offset Causeway’s outperformance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	RIIS manages a currency overlay allocation that seeks to minimize unintended currency exposures that either reduce performance or increase risk of the Fund’s portfolio. RIIS uses currency forwards as part of this strategy. Legal and General uses futures to manage exposure and tracking error to the index during certain market events, such as dividend accrual periods or small corporate actions. Overall, the use of derivatives by the Underlying Managers did not materially impact the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

During the Reporting Period, the Fund shifted its strategic asset allocation to align with the new GPS model portfolio. The new strategic asset allocation increased the Fund’s allocation to U.S. equities (though the Fund is still underweight U.S. large cap relative to the Index) and emerging markets equities and reduced the Fund’s allocations to non-U.S. developed market equities and the

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PORTFOLIO RESULTS

corresponding currency hedge. The Fund completed the shifts toward the new GPS model portfolio at the end of March 2017.

The Fund also implemented a medium-term “cycle aware view” to favor emerging market equities over developed markets large cap equities. The “cycle aware view” process aims to adjust the overall risk profile of the Fund’s strategic asset allocation to take into account where we are in the economic cycle. It is driven by a fundamental macro research process managed by GPS.

In addition, as mentioned earlier, Epoch was redeemed. LGIMA was allocated fund assets from a portion of the developed market large cap and emerging market weights.

At the start of the Reporting Period, the Fund’s assets were allocated 33% to U.S. large cap, 28% to EAFE large cap, 9% to U.S. small cap, 17% to EAFE small cap and 11% to emerging markets. At the end of the Reporting Period, the Fund’s assets were allocated 38% to U.S. large cap, 26% to EAFE large cap, 10% to U.S. small cap, 7% to EAFE small cap and 17% to emerging markets with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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PORTFOLIO RESULTS

Index Definitions

The S&P 500® Index is an American stock market index based on the market capitalizations of 500 large companies listed on the NYSE or NASDAQ.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2017, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The MSCI World ex-U.S. Small Cap Index is an unmanaged index maintained by MSCI and considered representative of small-cap stocks of global developed markets, excluding those of the U.S.

The MSCI ACWI ex-U.S. Index is a market-capitalization weighted index maintained by MSCI and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. It holds 23 countries classified as developed markets and 23 classified as emerging markets.

The Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe.

The MSCI ACWI Index (Net, USD, 50% Non-U.S. Developed Hedged to USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

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FUND BASICS

Multi-Manager Global Equity Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)[2]
Institutional	21.63%	23.33%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI IMI (Net, USD, 50% Non-U.S.Developed Hedged to USD) captures large, mid and small cap representation across 23 developed markets and 23 emerging markets and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars. With approximately 14,000 securities, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of April 30, 2017, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deductions for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Institutional	17.33%	14.18%	6/24/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.85%	1.31%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business
Oracle Corp.	1.6%	Software
CVS Health Corp.	0.9	Food & Staples Retailing
McKesson Corp.	0.7	Health Care Providers & Services
National Oilwell Varco, Inc.	0.7	Energy Equipment & Services
Tencent Holdings Ltd.	0.7	Internet Software & Services
Microsoft Corp.	0.6	Software
Visa, Inc. Class A	0.6	IT Services
Berkshire Hathaway, Inc. Class B	0.6	Diversified Financial Services
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	0.6	Semiconductors & Semiconductor Equipment
Aon PLC	0.6	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND COMPOSITION (%)[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on June 24, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs Multi-Manager Global Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 24, 2015 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Since Inception

Institutional (Commenced June 24, 2015)	21.63%	6.46%

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PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core

Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 5.38%. This return compares to the 6.97% average annual total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Index (the “Index”), during the same time period.

The Index is composed 40% of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged); 20% of the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged); 20% of the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged); and 20% of the J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged), which returned 8.92%, 5.25%, 6.32% and 5.18%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted positive absolute returns but underperformed the Index during the Reporting Period. The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a non-core fixed income investment strategy. Effective March 24, 2017, Brigade Capital Management, LP (“Brigade”) was added as an Underlying Manager and allocated fund assets. Thus, during the Reporting Period, the Fund allocated capital to five Underlying Managers — Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade, Lazard Asset Management LLC (“Lazard”) and Symphony Asset Management LLC (“Symphony”). These five Underlying Managers represented four sectors across non-core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares and Brigade), bank loans (Symphony), external emerging market debt (BlueBay and Lazard) and local emerging market debt (BlueBay and Lazard). Of the five Underlying Managers with allocated capital during the Reporting Period, all five generated positive absolute returns but all five underperformed their respective strategy benchmark on a relative basis.

Performance relative to the Index was mainly driven by manager selection, which detracted during the Reporting Period. Underperformance relative to the Index primarily came from high yield Underlying Manager Ares, who underperformed the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index. Brigade, who also manages a dedicated high yield strategy for the Fund, also underperformed the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index for the months it was funded during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, performed in line with the Index during the Reporting Period. An overweight to high yield bonds contributed positively to relative results, partially offset by an underweight to emerging market local debt and an overweight to emerging market hard currency debt relative to the Index, which detracted.

Q	Which non-core fixed income sectors most significantly affected Fund performance?

A

Ares, a high yield Underlying Manager, underperformed the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index during the Reporting Period. Weak security selection in telecommunication services and transportation infrastructure services detracted. Effective security selection

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PORTFOLIO RESULTS

in pharmaceuticals contributed positively, partially offsetting Ares’ underperformance.

Brigade, another high yield Underlying Manager, underperformed the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index in the approximately seven months it had capital allocated to it during the Reporting Period due primarily to security selection in energy and media. Having an allocation to cash during a Reporting Period when the high yield sector performed well also hurt. Brigade’s underperformance was partially mitigated by security selection in telecommunication services, which contributed positively.

Symphony, the bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) during the Reporting Period. Defensive cash positioning hurt Symphony’s results given that the broader leveraged loan market rallied during the Reporting Period. Security selection helped to partially offset Symphony’s relative underperformance, particularly within the media/telecommunications industry.

BlueBay, one of the emerging market debt Underlying Managers, underperformed the EM Blended Index during the Reporting Period driven both by currency and duration positioning, especially its overweight to the South African rand and its underweight to Colombian local rates. (Please see the description of the EM Blended Index in the response to the “notable changes” question below.)

Lazard, the other emerging market debt Underlying Manager, underperformed the J.P. Morgan EMBISM Global Diversified Index during the Reporting Period. Its underperformance was driven mainly by asset allocation, as Lazard’s overweight to hard currency debt during the first half of the Reporting Period lagged the meaningful rally in local currency debt. Additionally, underweights in euro-related currencies hurt its performance amidst more favorable economic growth outlooks within Europe during the Reporting Period. Conversely, Lazard’s rate positioning and sovereign hard currency selection contributed positively to its results. Underweight positions in higher quality, tighter spread countries, like China and Poland, as well as overweights to higher yielding nations, including Argentina, Ghana and Ukraine, particularly boosted relative performance. Lazard’s overweight duration position in Peruvian local bonds was also a considerable tailwind to its performance, as Peruvian rates outperformed the EM Blended Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund’s Underlying Managers used currency forwards and interest rate swaps during the Reporting Period to implement their strategies. BlueBay used futures during the Reporting Period to gain exposure to emerging markets as well as to hedge risks such as U.S. interest rate duration. Overall, the use of derivatives by the Underlying Managers did not materially impact the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, the Fund shifted its strategic asset allocation to align with the new GPS model portfolio. The new strategic asset allocation increased the Fund’s allocation to high yield bonds relative to senior loans and emerging markets debt. The Fund completed the shifts toward the new GPS model portfolio at the end of March 2017.

Also, the Fund updated the EM Blended Index, the blended benchmark used for emerging markets debt Underlying Managers, from a blend of 67% J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)/33% J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) to a blend of 40% J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)/60% J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged). This transition occurred on February 28, 2017 for Bluebay and on March 31, 2017 for Lazard. In July 2017, we updated the benchmarks for these two Underlying Managers again. Lazard’s benchmark became the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged); and BlueBay’s benchmark became the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged).

In addition, as mentioned earlier, Brigade was allocated fund assets during the Reporting Period.

At the start of the Reporting Period, the Fund’s assets were allocated 25% to local emerging market debt, 14% to external emerging market debt, 21% to bank loans and 39% to high yield with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 12% to local emerging market debt, 18% to external emerging market debt, 13% to bank loans and 54% to high yield with the remainder in cash and cash equivalents.

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PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

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PORTFOLIO RESULTS

Index Definitions

The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.

The Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

13

FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016– October 31, 2017	Fund Total Return (based on NAV)[1]	Multi- Manager Non-Core Fixed Income Composite Index[2]	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)	J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)
Institutional	5.38%	6.97%	8.92%	5.25%	6.32%	5.18%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi-Manager Non-Core Fixed Income Composite Index is comprised of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (20%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Institutional	5.20%	8.95%	3/31/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.70%	1.20%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

14

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business
United Mexican States	1.0%	Foreign Debt Obligations
iShares iBoxx $ High Yield	0.9	Exchange Traded Funds
Corporate Bond ETF
Brazil Notas do Tesouro	0.6	Foreign Debt Obligations
Nacional
Bonos de la Tesoreria de la	0.6	Foreign Debt Obligations
Republica en Pesos
Russian Federation Bond	0.6	Foreign Debt Obligations
Intelsat Jackson Holdings SA	0.6	Diversified Telecommunication Services
Indonesia Government Bond	0.5	Foreign Debt Obligations
Republic of South Africa	0.5	Foreign Debt Obligations
Poland Government Bond	0.5	Foreign Debt Obligations
United Mexican States	0.5	Foreign Debt Obligations

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND COMPOSITION (%)[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

15

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on March 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, Multi-Manager Non-Core Fixed Income Composite Index, which is comprised of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (20%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs Non-Core Fixed Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 31, 2015 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One year	Since Inception

Institutional (Commenced March 31, 2015)	5.38%	3.38%

16

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of 8.65%. This return compares to the 9.48% average annual total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Index (the “Index”), during the same time period.

The Index is composed 50% of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and 50% of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), which returned 6.31% and 12.66%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns but underperformed the Index on a relative basis. The Fund’s performance during the Reporting Period can be attributed to the Fund’s strategic asset allocation as well as the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a real assets investment strategy. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.

On December 19, 2016, the Fund allocated capital to two Underlying Managers — Presima Inc. (“Presima”) and RARE Infrastructure (North America) Pty Limited (“RARE”). These two Underlying Managers — along with Underlying Managers PGIM Real Estate, a business unit of PGIM, Inc. (“PGIM Real Estate”) and RREEF America L.L.C. (“RREEF”) — represented two asset classes of real assets as part of the Fund’s top-level strategy allocation. These were global infrastructure (RREEF and RARE) and global real estate (PGIM Real Estate and Presima).

Of the four Underlying Managers with allocated capital during the Reporting Period overall, all four generated positive absolute returns. On a relative basis, two of the Underlying Managers outperformed their respective benchmark index and two underperformed their respective benchmark index during the Reporting Period.

Performance relative to the Index was driven by both strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, and manager selection. Strategic asset allocation detracted, driven by an underweight to the infrastructure asset class, as markets reacted positively to the U.S. Administration’s fiscal policy plans and the potential benefits of proposed increases in infrastructure spending.

From a manager selection perspective, Fund underperformance relative to the Index was driven by global real estate Underlying Manager Presima, who underperformed the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) during the Reporting Period, and by global infrastructure Underlying Manager RREEF, who underperformed the Dow Jones Brookfield Global Infrastructure Index during the Reporting Period.

Q	Which real assets asset classes most significantly affected Fund performance?

A	Both global real estate and global infrastructure generated mixed results during the Reporting Period.

17

PORTFOLIO RESULTS

In global real estate, Underlying Manager Presima posted positive absolute returns but underperformed the FTSE

EPRA/NAREIT Developed Index (Net, USD, Unhedged) during the time it was funded within the Reporting Period (i.e. December 19, 2016 – October 31, 2017). Its underperformance was due to weak stock selection in the U.K. as well as within diversified real estate investment trusts (“REITs”). Partially offsetting these detractors were the positive contributions made by effective stock selection in the Asia Pacific region, particularly Australia, as well as positive stock selection and an overweight to industrial REITs in the U.S.

Global real estate Underlying Manager PGIM Real Estate generated positive absolute returns and outperformed the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) during the Reporting Period. Its relative outperformance was due to strong stock selection within the U.S., particularly within the health care and residential REIT market segments, and within the Asia Pacific region more broadly. Weak stock selection within Europe, namely Sweden and France, which detracted, offset some of these gains.

In global infrastructure, Underlying Manager RREEF posted positive absolute returns but underperformed the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) during the Reporting Period. Having an allocation to cash when the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) rallied hurt. Also, stock selection in the European transportation market segment and an underweight to and stock selection in North American utilities detracted as well. On the positive side, strong stock selection in the more pro-cyclical infrastructure segments, such as North American rail and waste, helped, somewhat offsetting negative stock selection elsewhere.

Global infrastructure Underlying Manager RARE produced positive absolute returns and outperformed the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) during the time it was funded within the Reporting Period (i.e. December 19, 2016 – October 31, 2017). Its outperformance can be attributed primarily to an overweight to rail and an underweight to gas. Weak stock selection in communications securities detracted from relative performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?
A	The Fund used forward currency exchange contracts to facilitate equity transactions settling in foreign currencies.

During the Reporting Period, these transactions detracted from the Fund’s results.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, the Fund shifted its strategic asset allocation to align with the new GPS model portfolio. The new strategic asset allocation increased the Fund’s allocation to global real estate relative to global infrastructure. The Fund completed the shifts toward the new GPS model portfolio at the end of March 2017.

Also, as mentioned earlier, Presima and RARE Infrastructure were allocated fund assets in December 2016.

At the beginning of the Reporting Period, the Fund’s assets were allocated 44% to global real estate and 54% to global infrastructure with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 60% to global real estate and 39% to global infrastructure with the remainder in cash and cash equivalents.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	There were no changes to the Fund’s management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

18

PORTFOLIO RESULTS

Index Definitions

The S&P GSCI (Net, USD, Unhedged) is a broad-based, production weighted index of global commodity market beta. The index consists of 24 commodity futures on physical commodities across five sectors: energy, agriculture, livestock, industrial metals, and precious metals. Each commodity in the index is weighted by world production, which is calculated as the average quantity produced over the last five years of available data.

The FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)(50%) is designed to track the performance of listed real estate companies and REITS worldwide. The index incorporates REITs and real estate holding & development companies.

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)(50%) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

19

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016– October 31, 2017	Fund Total Return (based on NAV)[1]	Multi-Manager Real Assets Strategy Composite Index[2]	FTSE EPRA/ NAREIT Developed Index (Net, USD, Unhedged)	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)
Institutional	8.65%	9.48%	6.31%	12.66%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Index, which is composed of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (50%) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (50%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Institutional	4.32%	2.17%	6/30/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.90%	1.34%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business
Simon Property Group, Inc.	2.5%	Equity Real Estate Investment Trusts (REITs)
Prologis, Inc.	2.0	Equity Real Estate Investment Trusts (REITs)
Hudson Pacific Properties, Inc.	1.9	Equity Real Estate Investment Trusts (REITs)
Vinci SA	1.9	Construction & Engineering
Mitsui Fudosan Co. Ltd.	1.8	Real Estate Management & Development
AvalonBay Communities, Inc.	1.7	Equity Real Estate Investment Trusts (REITs)
Crown Castle International Corp.	1.7	Equity Real Estate Investment Trusts (REITs)
American Tower Corp.	1.6	Equity Real Estate Investment Trusts (REITs)
Kinder Morgan, Inc.	1.6	Oil, Gas & Consumable Fuels
National Grid PLC	1.6	Multi-Utilities

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

21

FUND BASICS

FUND COMPOSITION (%)[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on June 30, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Index, which is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (50%) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (50%), is shown. Until December 31, 2015, the S&P GSCI® (Net, USD, Unhedged) comprised 20% of the Index (with each other index comprising 40% of the Index.). This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs Multi-Manager Real Assets Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 30, 2015 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Since Inception

Institutional (Commenced June 30, 2015)	8.65%	0.74%

23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 93.7%
Argentina – 0.0%
160	Banco Macro SA ADR (Banks)	$20,147
1,135	Cablevision Holding SA GDR* (Media)	26,142
947	Cresud SACIF y A ADR* (Real Estate Management & Development)	20,531
336	Grupo Clarin SA Class B GDR (Media)	2,083
422	Grupo Financiero Galicia SA ADR (Banks)	23,168
500	Nortel Inversora SA Class B ADR (Diversified Telecommunication Services)	20,565
552	Pampa Energia SA ADR* (Electric Utilities)	37,442
1,480	YPF SA ADR (Oil, Gas & Consumable Fuels)	36,349

		186,427

Australia – 1.1%
1,828	AGL Energy Ltd. (Multi-Utilities)	35,393
2,439	ALS Ltd. (Professional Services)	14,643
164,593	Alumina Ltd. (Metals & Mining)	295,365
1,383	Amcor Ltd. (Containers & Packaging)	16,785
2,178	Ansell Ltd. (Health Care Equipment & Supplies)	40,091
520	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	9,401
418	ASX Ltd. (Capital Markets)	17,295
19,190	Aurizon Holdings Ltd. (Road & Rail)	76,159
56,210	AusNet Services (Electric Utilities)	76,223
1,116	Australia & New Zealand Banking Group Ltd. (Banks)	25,611
2,441	Bank of Queensland Ltd. (Banks)	24,989
4,521	Bendigo & Adelaide Bank Ltd. (Banks)	39,433
1,061	BHP Billiton Ltd. (Metals & Mining)	21,845
8,137	BlueScope Steel Ltd. (Metals & Mining)	80,109
6,668	Boral Ltd. (Construction Materials)	36,590
3,298	Challenger Ltd. (Diversified Financial Services)	33,642
312	CIMIC Group Ltd. (Construction & Engineering)	11,575
3,682	Coca-Cola Amatil Ltd. (Beverages)	22,987
303	Cochlear Ltd. (Health Care Equipment & Supplies)	40,815
1,845	Computershare Ltd. (IT Services)	22,056
2,050	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	18,229
14,063	CSL Ltd. (Biotechnology)	1,497,162
5,665	Dexus (Equity Real Estate Investment Trusts (REITs))	42,419
530	Domino’s Pizza Enterprises Ltd. (Hotels, Restaurants & Leisure)	18,949
44,224	Downer EDI Ltd. (Commercial Services & Supplies)	237,301
15,076	Fortescue Metals Group Ltd. (Metals & Mining)	53,604
9,455	Goodman Group (Equity Real Estate Investment Trusts (REITs))	60,623

Common Stocks – (continued)
Australia – (continued)
14,183	Healthscope Ltd. (Health Care Providers & Services)	21,305
3,056	Iluka Resources Ltd. (Metals & Mining)	22,021
8,544	Incitec Pivot Ltd. (Chemicals)	25,062
49,032	Investa Office Fund (Equity Real Estate Investment Trusts (REITs))	168,391
2,226	LendLease Group (Real Estate Management & Development)	27,642
8,463	Macquarie Atlas Roads Group (Transportation Infrastructure)	38,650
577	Macquarie Group Ltd. (Capital Markets)	43,529
277	Magellan Financial Group Ltd. (Capital Markets)	5,151
8,010	Mineral Resources Ltd. (Metals & Mining)	106,891
35,542	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	65,694
1,517	National Australia Bank Ltd. (Banks)	38,010
3,887	Newcrest Mining Ltd. (Metals & Mining)	66,458
37,705	Northern Star Resources Ltd. (Metals & Mining)	149,944
1,683	Orica Ltd. (Chemicals)	26,957
6,464	Origin Energy Ltd.* (Oil, Gas & Consumable Fuels)	39,369
10,672	Orora Ltd. (Containers & Packaging)	27,828
4,940	Qantas Airways Ltd. (Airlines)	23,315
2,883	QBE Insurance Group Ltd. (Insurance)	23,640
566	REA Group Ltd. (Internet Software & Services)	31,382
315	Rio Tinto Ltd. (Metals & Mining)	16,785
10,039	Santos Ltd.* (Oil, Gas & Consumable Fuels)	34,690
18,191	Scentre Group (Equity Real Estate Investment Trusts (REITs))	56,091
445	SEEK Ltd. (Professional Services)	6,266
19,179	Seven Network Ltd. (Trading Companies & Distributors)	195,154
633	Sonic Healthcare Ltd. (Health Care Providers & Services)	10,572
18,132	South32 Ltd. (Metals & Mining)	47,362
14,757	Spark Infrastructure Group (Electric Utilities)	28,727
14,531	Stockland (Equity Real Estate Investment Trusts (REITs))	50,364
1,931	Suncorp Group Ltd. (Insurance)	20,099
4,326	Sydney Airport (Transportation Infrastructure)	23,569
9,368	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	32,233
7,804	Tatts Group Ltd. (Hotels, Restaurants & Leisure)	24,947
63,558	The GPT Group (Equity Real Estate Investment Trusts (REITs))	248,183
14,371	The Star Entertainment Grp Ltd. (Hotels, Restaurants & Leisure)	63,370

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Australia – (continued)
2,352	Transurban Group (Transportation Infrastructure)	$21,864
1,473	Treasury Wine Estates Ltd. (Beverages)	17,682
17,958	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	36,502
887	Wesfarmers Ltd. (Food & Staples Retailing)	28,411
72,753	Westfield Corp. (Equity Real Estate Investment Trusts (REITs))	433,626
1,186	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	27,958
871	Woolworths Ltd. (Food & Staples Retailing)	17,267

		5,262,255

Austria – 0.3%
637	ams AG* (Semiconductors & Semiconductor Equipment)	58,118
1,434	ANDRITZ AG (Machinery)	81,081
9,126	BUWOG AG* (Real Estate Management & Development)	263,209
3,618	CA Immobilien Anlagen AG (Real Estate Management & Development)	103,253
2,218	Erste Groupe Bank AG* (Banks)	95,207
3,188	OMV AG (Oil, Gas & Consumable Fuels)	191,323
2,668	Raiffeisen Bank International AG* (Banks)	92,783
6,135	S&T AG (Technology Hardware, Storage & Peripherals)	118,717
2,490	voestalpine AG (Metals & Mining)	136,896
4,022	Wienerberger AG (Construction Materials)	103,194

		1,243,781

Belgium – 0.3%
848	Ackermans & van Haaren NV (Diversified Financial Services)	145,232
2,763	Ageas (Insurance)	133,992
743	Cie d’Entreprises CFE (Construction & Engineering)	108,648
1,578	Colruyt SA (Food & Staples Retailing)	80,706
256	Galapagos NV* (Biotechnology)	24,896
4,045	Greenyard NV (Food Products)	95,721
977	Groupe Bruxelles Lambert SA (Diversified Financial Services)	104,936
1,359	KBC Group NV (Banks)	112,891
4,446	Ontex Group NV (Personal Products)	156,377
1,730	Proximus SADP (Diversified Telecommunication Services)	57,447
318	Solvay SA (Chemicals)	47,242
990	Telenet Group Holding NV* (Media)	68,468
1,286	UCB SA (Pharmaceuticals)	93,615
3,312	Umicore SA (Chemicals)	148,014

		1,378,185

Common Stocks – (continued)
Brazil – 1.0%
96,244	Ambev SA ADR (Beverages)	609,225
7,500	B3 SA – Brasil Bolsa Balcao (Capital Markets)	54,795
51,425	Banco Bradesco SA ADR (Banks)	543,562
2,300	Banco do Brasil SA (Banks)	24,214
25,229	BR Malls Participacoes SA (Real Estate Management & Development)	97,791
2,400	BRF SA* (Food Products)	32,328
9,700	CCR SA (Transportation Infrastructure)	53,966
1,900	Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	17,308
2,100	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Water Utilities)	19,152
1,200	Cia de Saneamento de Minas Gerais-COPASA (Water Utilities)	14,453
5,500	Cia Siderurgica Nacional SA* (Metals & Mining)	14,173
38,592	Cielo SA (IT Services)	264,020
1,700	Cosan SA Industria e Comercio (Oil, Gas & Consumable Fuels)	19,436
5,227	CPFL Energia SA (Electric Utilities)	43,940
9,400	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household Durables)	36,781
2,500	Duratex SA (Paper & Forest Products)	7,306
12,596	EDP – Energias do Brasil SA (Electric Utilities)	55,447
5,900	Embraer SA (Aerospace & Defense)	28,262
1,600	Embraer SA ADR (Aerospace & Defense)	30,624
2,480	Engie Brasil Energia SA (Independent Power and Renewable Electricity Producers)	27,140
2,117	Equatorial Energia SA (Electric Utilities)	39,476
1,100	Estacio Participacoes SA (Diversified Consumer Services)	9,862
3,467	Fibria Celulose SA (Paper & Forest Products)	55,471
3,400	Fleury SA (Health Care Providers & Services)	30,016
8,600	Hypermarcas SA (Pharmaceuticals)	89,909
1,500	Iguatemi Empresa de Shopping Centers SA (Real Estate Management & Development)	17,644
40,472	Itau Unibanco Holding SA ADR (Banks)	518,446
10,000	JBS SA (Food Products)	23,049
3,300	Klabin SA (Containers & Packaging)	19,066
18,342	Kroton Educacional SA (Diversified Consumer Services)	100,869
2,100	Localiza Rent a Car SA (Road & Rail)	37,149
4,730	Lojas Renner SA (Multiline Retail)	49,855
300	M Dias Branco SA (Food Products)	4,416
783	Magazine Luiza SA (Multiline Retail)	15,259
10,300	MRV Engenharia e Participacoes SA (Household Durables)	39,830

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Brazil – (continued)
2,700	Multiplan Empreendimentos Imobiliarios SA (Real Estate Management & Development)	$59,013
700	Natura Cosmeticos SA (Personal Products)	6,627
12,900	Odontoprev SA (Health Care Providers & Services)	62,069
15,161	Petroleo Brasileiro SA ADR* (Oil, Gas & Consumable Fuels)	161,465
2,811	Porto Seguro SA (Insurance)	30,685
5,900	Qualicorp SA (Health Care Providers & Services)	63,125
30,700	Raia Drogasil SA (Food & Staples Retailing)	733,973
340	Rumo SA* (Road & Rail)	1,320
900	Sao Martinho SA (Food Products)	5,065
1,190	Smiles Fidelidade SA (Media)	31,102
8,400	Telefonica Brasil SA ADR (Diversified Telecommunication Services)	129,360
11,310	TIM Participacoes SA (Wireless Telecommunication Services)	41,938
2,700	Tim Participacoes SA ADR (Wireless Telecommunication Services)	49,788
3,915	TOTVS SA (Software)	38,991
14,513	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	346,488
1,533	Vale SA (Metals & Mining)	15,043
2,640	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Commercial Services & Supplies)	14,785
11,011	WEG SA (Machinery)	71,627

		4,906,704

British Virgin Islands* – 0.0%
1,290	Arcos Dorados Holdings, Inc. Class A (Hotels, Restaurants & Leisure)	12,900
5,234	Lenta Ltd. (Food & Staples Retailing)	33,027
300	Luxoft Holding, Inc. (IT Services)	13,965
1,433	Mail.Ru Group Ltd. GDR (Internet Software & Services)	46,560

		106,452

Canada – 2.6%
7,300	Air Canada* (Airlines)	144,631
3,800	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	121,767
3,100	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	37,798
1,443	Bank of Montreal (Banks)	110,543
1,552	BCE, Inc. (Diversified Telecommunication Services)	71,663
3,331	Brookfield Asset Management, Inc. Class A (Capital Markets)	139,736
3,401	Canadian Imperial Bank of Commerce (Banks)	299,370

Common Stocks – (continued)
Canada – (continued)
300	Canadian National Railway Co. (Road & Rail)	24,140
1,800	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	62,814
13,022	Canadian Pacific Railway Ltd.	2,258,199
709	Canadian Tire Corp. Ltd. Class A (Multiline Retail)	86,997
9,400	Capital Power Corp. (Independent Power and Renewable Electricity Producers)	178,003
9,300	Cascades, Inc. (Containers & Packaging)	112,024
6,710	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	65,118
14,285	CES Energy Solutions Corp. (Energy Equipment & Services)	76,956
1,500	CI Financial Corp. (Capital Markets)	33,346
131	Constellation Software, Inc. (Software)	74,530
3,400	Corus Entertainment, Inc. Class B (Media)	31,546
3,600	Crescent Point Energy Corp. (Oil, Gas & Consumable Fuels)	29,607
12,700	Detour Gold Corp.* (Metals & Mining)	135,358
500	Dollarama, Inc. (Multiline Retail)	55,658
3,638	Emera, Inc. (Electric Utilities)	137,049
1,422	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	54,649
100,037	Encana Corp. (Oil, Gas & Consumable Fuels)	1,170,110
19,300	Enerplus Corp. (Oil, Gas & Consumable Fuels)	176,978
440	Fairfax Financial Holdings Ltd. (Insurance)	231,719
3,951	Fortis, Inc. (Electric Utilities)	145,502
929	Franco-Nevada Corp. (Metals & Mining)	73,825
20,700	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	633,467
1,900	Goldcorp, Inc. (Metals & Mining)	24,814
3,903	Great-West Lifeco, Inc. (Insurance)	108,610
10,400	H&R Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	172,675
2,604	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	84,432
2,712	Intact Financial Corp. (Insurance)	221,673
3,200	Kinaxis, Inc.* (Software)	159,566
14,200	Kirkland Lake Gold Ltd. (Metals & Mining)	166,534
1,123	Loblaw Cos. Ltd. (Food & Staples Retailing)	57,956
19,712	Lundin Mining Corp. (Metals & Mining)	150,350
1,980	Magna International, Inc. (Auto Components)	108,017
39,900	Manulife Financial Corp. (Insurance)	802,268

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Canada – (continued)
1,200	Metro, Inc. (Food & Staples Retailing)	$37,774
2,442	National Bank of Canada (Banks)	118,513
6,700	New Flyer Industries, Inc. (Machinery)	284,286
34,300	OceanaGold Corp. (Metals & Mining)	91,991
1,432	Onex Corp. (Diversified Financial Services)	108,835
5,200	Open Text Corp. (Software)	181,825
13,100	Parex Resources, Inc.* (Oil, Gas & Consumable Fuels)	174,247
909	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	30,051
3,600	Potash Corp. of Saskatchewan, Inc. (Chemicals)	70,069
3,610	Power Corp. of Canada (Insurance)	92,566
4,218	Power Financial Corp. (Insurance)	118,062
24,200	Pure Industrial Real Estate Trust (Equity Real Estate Investment Trusts (REITs))	124,930
400	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	25,843
7,638	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	144,874
11,960	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	335,239
1,706	Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	88,520
1,636	Royal Bank of Canada (Banks)	127,915
3,437	Saputo, Inc. (Food Products)	124,095
5,814	Shaw Communications, Inc. Class B (Media)	132,765
500	SNC-Lavalin Group, Inc. (Construction & Engineering)	22,525
3,745	Sun Life Financial, Inc. (Insurance)	145,869
2,240	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	76,050
3,710	Teck Resources Ltd. Class B (Metals & Mining)	75,805
2,314	TELUS Corp. (Diversified Telecommunication Services)	83,800
7,000	TFI International, Inc. (Road & Rail)	168,964
1,701	The Bank of Nova Scotia (Banks)	109,805
10,900	The Stars Group, Inc.* (Hotels, Restaurants & Leisure)	219,419
2,239	The Toronto-Dominion Bank (Banks)	127,283
1,262	Thomson Reuters Corp. (Capital Markets)	59,006
3,915	Tourmaline Oil Corp.* (Oil, Gas & Consumable Fuels)	71,648
1,121	TransCanada Corp. (Oil, Gas & Consumable Fuels)	53,222
300	Waste Connections, Inc. (Commercial Services & Supplies)	21,196
1,782	Wheaton Precious Metals Corp. (Metals & Mining)	36,977
29,800	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	213,897

		12,727,864

Common Stocks – (continued)
Chile – 0.3%
16,576	AES Gener SA (Independent Power and Renewable Electricity Producers)	5,724
60,063	Aguas Andinas SA Class A (Water Utilities)	39,131
4,388	AntarChile SA (Industrial Conglomerates)	75,826
226,604	Banco de Chile (Banks)	34,761
899	Banco de Credito e Inversiones (Banks)	60,455
547,723	Banco Santander Chile (Banks)	43,064
20,783	Cencosud SA (Food & Staples Retailing)	62,177
2,996	Cia Cervecerias Unidas SA (Beverages)	43,226
204,074	Colbun SA (Independent Power and Renewable Electricity Producers)	48,177
5,733	Empresa Nacional de Telecomunicaciones SA (Wireless Telecommunication Services)	66,636
25,662	Empresas CMPC SA (Paper & Forest Products)	81,814
10,544	Empresas COPEC SA (Oil, Gas & Consumable Fuels)	162,438
90,417	Enel Americas SA (Electric Utilities)	19,448
114,606	Enel Chile SA (Electric Utilities)	13,359
47,781	Enel Generacion Chile SA (Independent Power and Renewable Electricity Producers)	41,664
4,700	Enersis Americas SA ADR (Electric Utilities)	49,820
16,871	Engie Energia Chile SA (Electric Utilities)	35,872
4,920,448	Itau CorpBanca (Banks)	45,868
5,211	Latam Airlines Group SA (Airlines)	71,830
26,818	Parque Arauco SA (Real Estate Management & Development)	76,938
36,210	Quinenco SA (Industrial Conglomerates)	112,023
12,966	SACI Falabella (Multiline Retail)	123,850
66,639	SMU SA* (Food & Staples Retailing)	17,800
18,918	Sociedad Matriz del Banco de Chile SA (Banks)	8,982
1,170	Sociedad Quimica y Minera de Chile SA ADR (Chemicals)	69,896
12,364	SONDA SA (IT Services)	24,081
15,582	Vina Concha y Toro SA (Beverages)	27,460

		1,462,320

China – 3.2%
1,500	AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	27,506
180,000	Agricultural Bank of China Ltd. Class H (Banks)	84,779
36,000	Air China Ltd. Class H (Airlines)	34,326

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
9,788	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	$1,809,703
154,000	Aluminum Corp. of China Ltd. Class H* (Metals & Mining)	123,692
22,500	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	96,383
10,000	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	44,736
7,033	Baidu, Inc. ADR* (Internet Software & Services)	1,715,630
125,000	Bank of China Ltd. Class H (Banks)	62,470
100,000	Bank of Communications Co. Ltd. Class H (Banks)	75,493
29,000	BBMG Corp. Class H (Construction Materials)	14,472
36,298	Beijing Capital International Airport Co. Ltd. (Transportation Infrastructure)	59,606
5,000	Byd Co. Ltd. Class H (Automobiles)	43,719
85,000	CGN Power Co. Ltd. Class H(a) (Independent Power and Renewable Electricity Producers)	24,970
200	China Biologic Products Holdings, Inc.* (Biotechnology)	15,542
33,000	China Cinda Asset Management Co. Ltd. (Capital Markets)	12,824
35,000	China CITIC Bank Corp. Ltd. Series H (Banks)	22,552
42,000	China Coal Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	19,236
47,541	China Communications Construction Co. Ltd. Class H (Construction & Engineering)	57,743
13,000	China Conch Venture Holdings Ltd. (Machinery)	26,506
86,000	China Construction Bank Corp. Class H (Banks)	76,860
28,000	China Eastern Airlines Corp. Ltd. Class H (Airlines)	14,213
99,000	China Everbright Bank Co. Ltd. Class H (Banks)	46,732
29,000	China Evergrande Group* (Real Estate Management & Development)	111,863
27,000	China Galaxy Securities Co. Ltd. Class H (Capital Markets)	23,557
21,000	China Hongqiao Group Ltd.*(b) (Metals & Mining)	25,219
63,000	China Huarong Asset Management Co. Ltd. Class H(a) (Capital Markets)	29,635
113,000	China Huishan Dairy Holdings Co. Ltd.*(b) (Food Products)	6,084
8,000	China Life Insurance Co. Ltd. Class H (Insurance)	26,522
56,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	41,529

Common Stocks – (continued)
China – (continued)
35,975	China Medical System Holdings Ltd. (Pharmaceuticals)	66,522
23,000	China Mengniu Dairy Co. Ltd.* (Food Products)	63,738
18,000	China Merchants Bank Co. Ltd. Class H (Banks)	68,736
6,000	China Minsheng Banking Corp. Ltd. Class H (Banks)	5,812
66,000	China Molybdenum Co. Ltd. Class H (Metals & Mining)	42,961
76,987	China National Building Material Co. Ltd. Class H (Construction Materials)	64,979
34,000	China Oilfield Services Ltd. Class H (Energy Equipment & Services)	30,183
72,000	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	355,522
160,000	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	117,491
41,500	China Railway Construction Corp. Ltd. Class H (Construction & Engineering)	52,117
75,444	China Railway Group Ltd. Class H (Construction & Engineering)	60,642
24,000	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	57,414
36,000	China Southern Airlines Co. Ltd. Class H (Airlines)	26,616
56,000	China Telecom Corp. Ltd. Class H (Diversified Telecommunication Services)	28,084
29,000	China Vanke Co. Ltd. Class H (Real Estate Management & Development)	103,232
49,448	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	33,615
133,500	CITIC Securities Co. Ltd. Class H (Capital Markets)	296,623
31,000	Country Garden Holdings Co. Ltd. (Real Estate Management & Development)	49,142
51,000	CRRC Corp. Ltd. Class H (Machinery)	50,322
33,036	Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	1,582,094
44,000	Datang International Power Generation Co. Ltd. Class H* (Independent Power and Renewable Electricity Producers)	14,838
38,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	52,162
20,000	Geely Automobile Holdings Ltd. (Automobiles)	62,017
208,000	GOME Retail Holdings Ltd. (Specialty Retail)	26,674
25,500	Great Wall Motor Co. Ltd. Class H (Automobiles)	32,175
23,825	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles)	59,248
8,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H (Pharmaceuticals)	28,102

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
28,001	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate Management & Development)	$59,707
12,400	Haitong Securities Co. Ltd. Class H (Capital Markets)	19,632
23,500	Hengan International Group Co. Ltd. (Personal Products)	231,742
62,000	Huadian Power International Co. Ltd. Class H (Independent Power and Renewable Electricity Producers)	25,758
66,000	Huaneng Power International, Inc. Class H (Independent Power and Renewable Electricity Producers)	44,140
10,000	Huatai Securities Co. Ltd.(a) (Capital Markets)	21,600
110,000	Industrial and Commercial Bank of China Ltd. Class H (Banks)	87,523
20,627	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	773,925
32,000	Jiangsu Expressway Co. Ltd. (Transportation Infrastructure)	49,062
36,000	Jiangxi Copper Co. Ltd. Class H (Metals & Mining)	57,483
7,000	Kingsoft Corp. Ltd. (Software)	17,693
34,000	Longfor Properties Co. Ltd. (Real Estate Management & Development)	79,421
42,000	Maanshan Iron & Steel Co. Ltd.* (Metals & Mining)	19,737
1,649	Meitu, Inc.*(a) (Technology Hardware, Storage & Peripherals)	2,436
4,000	Minth Group Ltd. (Auto Components)	21,610
2,297	NetEase, Inc. ADR (Internet Software & Services)	647,570
1,100	New China Life Insurance Co. Ltd. Class H (Insurance)	6,886
300	New Oriental Education & Technology Group, Inc. ADR (Diversified Consumer Services)	24,972
114,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	74,522
4,000	PICC Property and Casualty Co. Ltd. Class H (Insurance)	7,938
82,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	720,611
34,000	Postal Savings Bank of China Co. Ltd. Class H(a) (Banks)	20,533
57,500	Semiconductor Manufacturing International Corp.* (Semiconductors & Semiconductor Equipment)	88,230
20,000	Shandong Weigao Group Medical Polymer Co. Ltd. Class H (Health Care Equipment & Supplies)	14,364
68,000	Shanghai Electric Group Co. Ltd.* (Electrical Equipment)	30,865
18,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals)	89,916

Common Stocks – (continued)
China – (continued)
31,082	Shanghai Pharmaceuticals Holding Co. Ltd. Class H (Health Care Providers & Services)	80,348
12,000	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	102,543
51,000	Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)	18,450
76,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H (Chemicals)	45,332
10,400	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	46,566
28,000	Sunac China Holdings Ltd. (Real Estate Management & Development)	142,657
2,000	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	29,335
73,797	Tencent Holdings Ltd. (Internet Software & Services)	3,316,813
37,000	The People’s Insurance Co. Group of China Ltd. (Insurance)	17,610
22,000	Tingyi Cayman Islands Holding Corp. (Food Products)	34,691
9,000	TravelSky Technology Ltd. Class H (IT Services)	23,327
12,000	Tsingtao Brewery Co. Ltd. Class H (Beverages)	50,252
20,000	Uni-President China Holdings Ltd. (Food Products)	16,729
60,000	Want Want China Holdings Ltd. (Food Products)	49,123
49,835	Weichai Power Co. Ltd. Class H (Machinery)	62,056
38,000	Zhejiang Expressway Co. Ltd. Class H (Transportation Infrastructure)	46,993
3,200	Zhuzhou CRRC Times Electric Co. Ltd. Class H (Electrical Equipment)	18,729
228,000	Zijin Mining Group Co. Ltd. Class H (Metals & Mining)	78,901
6,200	ZTE Corp. Class H* (Communications Equipment)	21,541

		15,645,035

Colombia – 0.1%
4,940	Almacenes Exito SA (Food & Staples Retailing)	26,535
2,421	Banco de Bogota SA (Banks)	51,093
3,436	Bancolombia SA (Banks)	31,852
1,125	Bancolombia SA ADR (Banks)	42,469
17,310	Celsia SA ESP (Electric Utilities)	25,549
15,988	Cementos Argos SA (Construction Materials)	58,338
1,502	Corp. Financiera Colombiana SA (Diversified Financial Services)	14,121
6,800	Ecopetrol SA ADR (Oil, Gas & Consumable Fuels)	75,412

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Colombia – (continued)
63,731	Empresa de Energia de Bogota SA ESP (Gas Utilities)	$41,795
5,230	Grupo Argos SA (Construction Materials)	34,110
4,378	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	55,580
7,860	Grupo Nutresa SA (Food Products)	69,814
13,628	Interconexion Electrica SA ESP (Electric Utilities)	59,672

		586,340

Croatia – 0.0%
167	Atlantic Grupa dd (Food Products)	21,546
1,732	Hrvatski Telekom dd (Diversified Telecommunication Services)	46,402
410	Podravka Prehrambena Ind DD (Food Products)	19,505
7,956	Valamar Riviera DD (Hotels, Restaurants & Leisure)	56,553
2,800	Zagrebacka Banka dd (Banks)	24,216

		168,222

Cyprus – 0.0%
1,500	QIWI PLC ADR (IT Services)	25,515

Czech Republic – 0.1%
10,965	CEZ AS (Electric Utilities)	240,433
2,578	Komercni banka AS (Banks)	110,825
4,653	Moneta Money Bank AS(a) (Banks)	15,905
2,104	O2 Czech Republic AS (Diversified Telecommunication Services)	25,625
3,512	Unipetrol AS (Chemicals)	59,960

		452,748

Denmark – 0.8%
43	AP Moller – Maersk A/S Class B (Marine)	82,430
1,169	Carlsberg A/S Class B (Beverages)	133,548
12,264	Chr Hansen Holding A/S (Chemicals)	1,073,221
11,270	Coloplast A/S Class B (Health Care Equipment & Supplies)	991,962
3,558	Danske Bank A/S (Banks)	135,786
1,065	DSV A/S (Road & Rail)	82,352
2,105	GN Store Nord A/S (Health Care Equipment & Supplies)	69,662
1,142	ISS A/S (Commercial Services & Supplies)	48,362
2,759	Jyske Bank A/S (Banks)	155,906
16,842	Novozymes A/S Class B (Chemicals)	930,567
740	Orsted A/S(a) (Electric Utilities)	41,467
3,731	Royal Unibrew A/S (Beverages)	214,810
22,587	TDC A/S (Diversified Telecommunication Services)	133,539
290	Vestas Wind Systems A/S (Electrical Equipment)	25,603

		4,119,215

Common Stocks – (continued)
Finland – 0.3%
1,815	Elisa Oyj (Diversified Telecommunication Services)	73,085
5,280	Fortum Oyj (Electric Utilities)	112,065
928	Huhtamaki Oyj (Containers & Packaging)	39,528
2,679	Kesko Oyj Class B (Food & Staples Retailing)	136,813
2,355	Metso Oyj (Machinery)	85,530
3,396	Neste Oyj (Oil, Gas & Consumable Fuels)	189,060
8,438	Nokia Oyj (Communications Equipment)	41,497
1,384	Nokian Renkaat Oyj (Auto Components)	63,452
2,041	Orion Oyj Class B (Pharmaceuticals)	83,650
1,353	Sampo Oyj Class A (Insurance)	70,802
4,356	Stora Enso Oyj Class R (Paper & Forest Products)	68,076
2,541	UPM-Kymmene Oyj (Paper & Forest Products)	76,312
12,738	Valmet Oyj (Machinery)	246,975
334	Wartsila Oyj Abp (Machinery)	21,515

		1,308,360

France – 2.5%
493	Accor SA (Hotels, Restaurants & Leisure)	24,595
453	Aeroports de Paris (Transportation Infrastructure)	76,269
209	Air Liquide SA (Chemicals)	26,611
4,051	Alstom SA (Machinery)	163,888
758	Amundi SA(a) (Capital Markets)	64,241
452	Arkema SA (Chemicals)	57,102
422	Atos SE (IT Services)	65,543
1,190	AXA SA (Insurance)	35,924
2,019	BioMerieux (Health Care Equipment & Supplies)	158,364
6,877	BNP Paribas SA (Banks)	536,746
11,722	Bollore SA (Air Freight & Logistics)	56,618
3,416	Bouygues SA (Construction & Engineering)	163,946
2,325	Bureau Veritas SA (Professional Services)	62,259
718	Capgemini SE (IT Services)	87,226
995	Carrefour SA (Food & Staples Retailing)	20,025
1,115	Casino Guichard Perrachon SA (Food & Staples Retailing)	63,666
73	Christian Dior SE (Textiles, Apparel & Luxury Goods)	25,056
1,025	Cie de Saint-Gobain (Building Products)	60,099
779	Cie Generale des Etablissements Michelin (Auto Components)	112,757
4,711	Cie Plastic Omnium SA (Auto Components)	196,437
2,212	CNP Assurances (Insurance)	51,457
1,793	Credit Agricole SA (Banks)	31,294
132	Danone SA (Food Products)	10,789
23	Dassault Aviation SA (Aerospace & Defense)	35,862

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
292	Dassault Systemes SE (Software)	$30,998
1,368	Edenred (Commercial Services & Supplies)	39,438
993	Eiffage SA (Construction & Engineering)	103,724
7,172	Electricity de France SA (Electric Utilities)	93,866
3,948	Elior Group SA(a) (Hotels, Restaurants & Leisure)	112,116
39,005	Engie SA (Multi-Utilities)	659,261
5,892	Essilor International SA (Health Care Equipment & Supplies)	745,943
849	Eurazeo SA (Diversified Financial Services)	78,930
5,020	Eutelsat Communications SA (Media)	125,741
889	Faurecia (Auto Components)	64,626
3,202	Fonciere Des Regions (Equity Real Estate Investment Trusts (REITs))	326,056
1,016	Gecina SA (Equity Real Estate Investment Trusts (REITs))	164,860
7,006	Groupe Eurotunnel SE (Transportation Infrastructure)	88,057
1,685	Hermes International (Textiles, Apparel & Luxury Goods)	874,696
175	Iliad SA (Diversified Telecommunication Services)	43,683
289	Ingenico Group SA (Electronic Equipment, Instruments & Components)	28,064
731	Ipsen SA (Pharmaceuticals)	88,383
42	Kering (Textiles, Apparel & Luxury Goods)	19,261
945	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	37,619
67	L’Oreal SA (Personal Products)	14,912
4,156	Lagardere SCA (Media)	136,862
4,145	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,236,300
7,531	Natixis SA (Capital Markets)	59,059
3,210	Nexans SA (Electrical Equipment)	210,086
2,451	Nexity SA* (Real Estate Management & Development)	150,644
2,095	Orange SA (Diversified Telecommunication Services)	34,416
2,726	Orpea (Health Care Providers & Services)	326,599
239	Pernod Ricard SA (Beverages)	35,837
1,586	Peugeot SA (Automobiles)	37,629
433	Publicis Groupe SA (Media)	28,185
318	Renault SA (Automobiles)	31,538
3,660	Rexel SA (Trading Companies & Distributors)	65,265
5,894	Rubis SCA (Gas Utilities)	369,864
306	Safran SA (Aerospace & Defense)	32,229
970	Sanofi (Pharmaceuticals)	91,846
18,659	Schneider Electric SE* (Electrical Equipment)	1,639,402
1,813	SCOR SE (Insurance)	75,264

Common Stocks – (continued)
France – (continued)
575	SEB SA (Household Durables)	107,154
562	Societe BIC SA (Commercial Services & Supplies)	59,342
699	Societe Generale SA (Banks)	38,903
330	Sodexo SA (Hotels, Restaurants & Leisure)	41,984
2,786	SOITEC* (Semiconductors & Semiconductor Equipment)	219,245
875	Sopra Steria Group (IT Services)	164,149
5,069	Suez (Multi-Utilities)	89,146
2,676	Teleperformance (Professional Services)	390,814
760	Thales SA (Aerospace & Defense)	79,202
1,430	TOTAL SA (Oil, Gas & Consumable Fuels)	79,706
704	Ubisoft Entertainment SA* (Software)	53,715
279	Unibail-Rodamco SE (Equity Real Estate Investment Trusts (REITs))	69,836
3,237	Veolia Environnement SA (Multi-Utilities)	76,686
560	Vinci SA (Construction & Engineering)	54,867
3,672	Vivendi SA (Media)	91,182
653	Wendel SA (Diversified Financial Services)	110,135
1,727	Zodiac Aerospace (Aerospace & Defense)	49,362

		12,263,461

Germany – 1.9%
6,084	Aareal Bank AG (Thrifts & Mortgage Finance)	252,957
3,613	adidas AG (Textiles, Apparel & Luxury Goods)	804,192
379	Allianz SE (Insurance)	88,481
1,710	Aurubis AG (Metals & Mining)	140,128
990	Axel Springer SE (Media)	66,657
12,703	BASF SE (Chemicals)	1,389,115
241	Bayer AG (Pharmaceuticals)	31,349
501	Bayerische Motoren Werke AG (Automobiles)	51,383
1,559	Bechtle AG (IT Services)	124,776
238	Beiersdorf AG (Personal Products)	26,773
249	Brenntag AG (Trading Companies & Distributors)	14,127
2,830	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	150,905
6,193	Commerzbank AG* (Banks)	85,823
243	Covestro AG(a) (Chemicals)	23,360
297	Daimler AG (Automobiles)	24,795
3,833	Deutsche Bank AG (Capital Markets)	62,820
4,670	Deutsche Lufthansa AG (Airlines)	150,037
929	Deutsche Post AG (Air Freight & Logistics)	42,585
1,709	Deutsche Telekom AG (Diversified Telecommunication Services)	30,945
4,183	Deutsche Wohnen SE (Real Estate Management & Development)	179,034

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
17,919	Deutz AG (Machinery)	$151,801
765	Drillisch AG (Wireless Telecommunication Services)	54,270
1,708	Duerr AG (Machinery)	236,370
2,751	Evonik Industries AG (Chemicals)	100,070
4,848	Evotec AG* (Life Sciences Tools & Services)	103,164
1,295	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	123,056
1,573	Freenet AG (Wireless Telecommunication Services)	52,676
325	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	31,467
179	Fresenius SE & Co. KGaA (Health Care Providers & Services)	14,985
651	GEA Group AG (Machinery)	31,448
860	Hannover Rueck SE (Insurance)	108,223
641	HeidelbergCement AG (Construction Materials)	65,593
427	HOCHTIEF AG (Construction & Engineering)	75,427
616	HUGO BOSS AG (Textiles, Apparel & Luxury Goods)	55,095
860	Innogy SE(a) (Multi-Utilities)	39,995
2,443	K&S AG (Chemicals)	59,394
891	KION Group AG (Machinery)	71,394
344	LANXESS AG (Chemicals)	26,973
1,540	LEG Immobilien AG (Real Estate Management & Development)	156,871
4,928	Linde AG* (Chemicals)	1,062,083
913	MAN SE (Machinery)	101,097
271	Merck KGaA (Pharmaceuticals)	29,076
419	MTU Aero Engines AG (Aerospace & Defense)	70,904
486	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	109,108
1,524	OSRAM Licht AG (Electrical Equipment)	116,692
1,164	Pfeiffer Vacuum Technology AG (Machinery)	186,909
3,871	Rheinmetall AG (Industrial Conglomerates)	459,752
1,807	RWE AG* (Multi-Utilities)	45,435
7,803	SAP SE (Software)	891,590
251	Siemens AG (Industrial Conglomerates)	36,052
1,781	Siltronic AG* (Semiconductors & Semiconductor Equipment)	265,810
319	Stada Arzneimittel AG (Pharmaceuticals)	30,675
449	Symrise AG (Chemicals)	34,989
17,390	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	88,704
4,918	TLG Immobilien AG (Real Estate Management & Development)	114,077

Common Stocks – (continued)
Germany – (continued)
7,276	TUI AG (Hotels, Restaurants & Leisure)	131,413
914	United Internet AG (Internet Software & Services)	57,966
3,299	Vonovia SE (Real Estate Management & Development)	145,728
1,443	Wirecard AG (IT Services)	143,362
888	Zalando SE*(a) (Internet & Direct Marketing Retail)	44,703

		9,464,639

Greece – 0.1%
2,925	Aegean Airlines SA (Airlines)	26,614
1,400	Aegean Marine Petroleum Network, Inc. (Oil, Gas & Consumable Fuels)	6,300
21,591	Alpha Bank AE* (Banks)	43,051
2,300	Costamare, Inc. (Marine)	14,283
37,844	Eurobank Ergasias SA* (Banks)	30,912
2,588	Grivalia Properties REIC AE (Equity Real Estate Investment Trusts (REITs))	26,981
5,393	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	64,076
8,497	Holding Co ADMIE IPTO SA* (Electric Utilities)	18,212
2,706	JUMBO SA (Specialty Retail)	43,499
2,778	Motor Oil Hellas Corinth Refineries SA (Oil, Gas & Consumable Fuels)	66,499
2,500	Mytilineos Holdings SA* (Industrial Conglomerates)	26,180
68,112	National Bank of Greece SA* (Banks)	22,528
5,756	OPAP SA (Hotels, Restaurants & Leisure)	64,501
1,145	Piraeus Bank SA* (Banks)	3,294
8,497	Public Power Corp. SA* (Electric Utilities)	18,419
2,808	Titan Cement Co. SA (Construction Materials)	67,773
3,100	Tsakos Energy Navigation Ltd. (Oil, Gas & Consumable Fuels)	13,919

		557,041

Hong Kong – 1.8%
105,808	AIA Group Ltd. (Insurance)	797,314
100,000	Alibaba Pictures Group Ltd.* (Media)	16,288
3,500	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	51,067
9,000	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	53,507
50,000	Beijing Enterprises Water Group Ltd.* (Water Utilities)	42,016
8,000	BOC Hong Kong Holdings Ltd. (Banks)	38,121
112,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	283,822
35,000	China Agri-Industries Holdings Ltd. (Food Products)	17,105

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
18,000	China Everbright International Ltd. (Commercial Services & Supplies)	$25,395
12,000	China Everbright Ltd. (Capital Markets)	28,475
20,000	China Gas Holdings Ltd. (Gas Utilities)	60,802
32,000	China Jinmao Holdings Group Ltd. (Real Estate Management & Development)	14,381
93,627	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	292,881
200,500	China Mobile Ltd. (Wireless Telecommunication Services)	2,016,702
20,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	64,940
22,000	China Resources Beer Holdings Co. Ltd. (Beverages)	63,493
12,000	China Resources Gas Group Ltd. (Gas Utilities)	43,957
12,000	China Resources Land Ltd. (Real Estate Management & Development)	35,814
30,000	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	57,692
32,000	China State Construction International Holdings Ltd. (Construction & Engineering)	44,962
11,480	China Taiping Insurance Holdings Co. Ltd. (Insurance)	37,858
54,000	China Unicom Hong Kong Ltd.* (Diversified Telecommunication Services)	76,618
55,000	CITIC Ltd. (Industrial Conglomerates)	80,571
2,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	16,460
6,000	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	76,210
4,500	CK Infrastructure Holdings Ltd. (Electric Utilities)	39,182
5,000	CLP Holdings Ltd. (Electric Utilities)	50,890
646,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	882,044
18,083	COSCO SHIPPING Ports Ltd. (Transportation Infrastructure)	20,956
44,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	76,548
7,400	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	60,522
50,000	Far East Horizon Ltd. (Diversified Financial Services)	49,686
8,500	Fosun International Ltd. (Industrial Conglomerates)	21,089
127,500	Fullshare Holdings Ltd.* (Real Estate Management & Development)	54,586
2,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	13,639

Common Stocks – (continued)
Hong Kong – (continued)
269,000	GCL-Poly Energy Holdings Ltd.* (Semiconductors & Semiconductor Equipment)	46,253
36,000	Guangdong Investment Ltd. (Water Utilities)	52,157
3,000	Haier Electronics Group Co. Ltd.* (Household Durables)	7,910
13,000	Hang Lung Group Ltd. (Real Estate Management & Development)	45,678
11,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	25,259
300	Hang Seng Bank Ltd. (Banks)	7,111
4,100	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	26,756
12,300	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	23,316
7,700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	55,847
25,500	Hopewell Holdings Ltd. (Industrial Conglomerates)	97,916
48,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	231,917
800	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	51,249
1,000	Jardine Strategic Holdings Ltd. (Industrial Conglomerates)	41,945
15,000	Kingboard Chemical Holdings Ltd. (Electronic Equipment, Instruments & Components)	89,011
52,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	48,224
68,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	34,271
13,500	Link REIT (Equity Real Estate Investment Trusts (REITs))	113,499
61,000	Melco International Development Ltd. (Hotels, Restaurants & Leisure)	167,181
26,121	MTR Corp. Ltd. (Road & Rail)	151,436
22,087	New World Development Co. Ltd. (Real Estate Management & Development)	32,930
28,000	Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	51,464
57,945	NWS Holdings Ltd. (Industrial Conglomerates)	117,280
113,000	PCCW Ltd. (Diversified Telecommunication Services)	62,304
12,000	Power Assets Holdings Ltd. (Electric Utilities)	104,029
64,000	Sands China Ltd. (Hotels, Restaurants & Leisure)	301,929
28,018	Shimao Property Holdings Ltd. (Real Estate Management & Development)	58,731
48,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	56,130

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
20,058	Sino Land Co. Ltd. (Real Estate Management & Development)	$34,571
63,000	Sino-Ocean Group Holding Ltd. (Real Estate Management & Development)	41,142
42,000	Sun Art Retail Group Ltd. (Food & Staples Retailing)	42,453
3,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	49,078
4,500	Swire Pacific Ltd. Class A (Real Estate Management & Development)	44,469
21,800	Swire Properties Ltd. (Real Estate Management & Development)	73,667
7,500	Techtronic Industries Co. Ltd. (Household Durables)	44,027
3,122	The Bank of East Asia Ltd. (Banks)	13,699
4,126	The Wharf Holdings Ltd. (Real Estate Management & Development)	37,580
4,000	VTech Holdings Ltd. (Communications Equipment)	56,867
76,000	WH Group Ltd.(a) (Food Products)	77,017
6,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	41,799
7,200	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	18,485
248,000	Xinyi Glass Holdings Ltd.* (Auto Components)	240,318
27,044	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	103,592

		8,626,090

Hungary – 0.2%
15,273	Magyar Telekom Telecommunications PLC (Diversified Telecommunication Services)	26,504
20,848	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	249,669
9,533	OTP Bank PLC (Banks)	384,330
9,346	Richter Gedeon Nyrt (Pharmaceuticals)	232,477

		892,980

India – 1.7%
3,400	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	22,611
10,673	Ambuja Cements Ltd. (Construction Materials)	46,423
1,148	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	18,433
29,134	Ashok Leyland Ltd. (Machinery)	59,048
2,389	Asian Paints Ltd. (Chemicals)	43,625
2,587	Aurobindo Pharma Ltd. (Pharmaceuticals)	30,380
4,143	Axis Bank Ltd. (Banks)	33,491
263	Bajaj Auto Ltd. (Automobiles)	13,237
802	Bajaj Finance Ltd. (Consumer Finance)	22,305
187	Bajaj Finserv Ltd. (Insurance)	14,478
1,484	Bharat Forge Ltd. (Auto Components)	16,018

Common Stocks – (continued)
India – (continued)
3,408	Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	28,514
18,204	Bharti Airtel Ltd. (Wireless Telecommunication Services)	139,849
5,420	Bharti Infratel Ltd. (Diversified Telecommunication Services)	37,053
2,375	Cadila Healthcare Ltd. (Pharmaceuticals)	18,469
18,124	Cipla Ltd. (Pharmaceuticals)	175,720
26,250	Cipla Ltd. GDR (Pharmaceuticals)	254,505
6,313	Coal India Ltd. (Oil, Gas & Consumable Fuels)	27,936
1,399	Cummins India Ltd. (Machinery)	19,565
7,554	Dabur India Ltd. (Personal Products)	38,828
12,113	DLF Ltd. (Real Estate Management & Development)	37,700
9,543	Dr. Reddy’s Laboratories Ltd. ADR (Pharmaceuticals)	347,079
85	Eicher Motors Ltd. (Machinery)	42,337
9,724	Federal Bank Ltd. (Banks)	18,310
10,998	GAIL India Ltd. (Gas Utilities)	79,032
2,496	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)	23,806
3,186	Godrej Consumer Products Ltd. (Personal Products)	45,967
3,167	Havells India Ltd. (Electrical Equipment)	23,734
2,630	HCL Technologies Ltd. (IT Services)	34,756
670	HDFC Bank Ltd. (Banks)	18,740
20,473	HDFC Bank Ltd. ADR (Banks)	1,889,658
986	Hero MotoCorp Ltd. (Automobiles)	58,681
20,783	Hindalco Industries Ltd. (Metals & Mining)	85,879
9,528	Hindustan Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	65,815
3,080	Hindustan Unilever Ltd. (Household Products)	58,862
1,742	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	45,941
1,399	ICICI Bank Ltd. (Banks)	6,558
84,125	ICICI Bank Ltd. ADR (Banks)	769,744
39,817	Idea Cellular Ltd. (Wireless Telecommunication Services)	57,117
509	Indiabulls Housing Finance Ltd. (Thrifts & Mortgage Finance)	9,786
4,620	Indiabulls Real Estate Ltd.* (Real Estate Management & Development)	16,056
8,613	Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	55,302
1,473	Infosys Ltd. (IT Services)	20,973
44,150	Infosys Ltd. ADR (IT Services)	655,627
55,214	ITC Ltd. (Tobacco)	226,697
28,207	JSW Steel Ltd. (Metals & Mining)	112,701
1,487	Kotak Mahindra Bank Ltd. (Banks)	23,545
1,599	Larsen & Toubro Ltd. (Construction & Engineering)	30,201
426	LIC Housing Finance Ltd. (Thrifts & Mortgage Finance)	3,942

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
2,213	Lupin Ltd. (Pharmaceuticals)	$35,148
2,169	Mahindra & Mahindra Ltd. (Automobiles)	45,062
7,587	Marico Ltd. (Personal Products)	36,952
751	Maruti Suzuki India Ltd. (Automobiles)	95,273
1,528	Motherson Sumi Systems Ltd. (Auto Components)	8,623
285	Nestle India Ltd. (Food Products)	31,842
26,376	NHPC Ltd. (Independent Power and Renewable Electricity Producers)	11,635
40,772	NTPC Ltd. (Independent Power and Renewable Electricity Producers)	114,175
13,829	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	40,862
1,097	Piramal Enterprises Ltd. (Pharmaceuticals)	46,567
16,646	Power Grid Corp. of India Ltd. (Electric Utilities)	54,459
14,332	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	208,367
1,831	Reliance Infrastructure Ltd. (Electric Utilities)	14,238
7,847	Rural Electrification Corp. Ltd. (Diversified Financial Services)	21,003
26	Shree Cement Ltd. (Construction Materials)	7,605
1,494	Siemens Ltd. (Industrial Conglomerates)	29,384
10,380	State Bank of India (Banks)	49,022
16,745	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	143,038
9,260	Tata Consultancy Services Ltd. (IT Services)	375,353
28,489	Tata Global Beverages Ltd. (Food Products)	99,987
57,408	Tata Global Beverages Ltd. GDR (Food Products)	201,483
10,199	Tata Motors Ltd. ADR* (Automobiles)	334,119
6,465	Tata Steel Ltd. (Metals & Mining)	70,310
3,273	Tech Mahindra Ltd. (IT Services)	24,353
13,736	The Tata Power Co. Ltd. (Electric Utilities)	18,021
7,076	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	69,409
429	UltraTech Cement Ltd. (Construction Materials)	29,180
1,099	United Spirits Ltd.* (Beverages)	51,817
2,759	UPL Ltd. (Chemicals)	34,092
2,419	Vakrangee Ltd. (IT Services)	21,015
7,329	Vedanta Ltd. (Metals & Mining)	37,625
11,143	Wipro Ltd. (IT Services)	50,639
6,155	Yes Bank Ltd. (Banks)	29,918
3,823	Zee Entertainment Enterprises Ltd. (Media)	32,016

		8,397,626

Common Stocks – (continued)
Indonesia – 0.6%
365,200	Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	49,147
43,700	AKR Corporindo Tbk PT (Trading Companies & Distributors)	24,005
384,700	Aneka Tambang Persero Tbk PT* (Metals & Mining)	18,296
121,100	Astra International Tbk PT (Automobiles)	71,433
43,000	Bank Central Asia Tbk PT (Banks)	66,239
811,200	Bank Mandiri Persero Tbk PT (Banks)	421,339
878,300	Bank Negara Indonesia Persero Tbk PT (Banks)	492,348
423,200	Bank Rakyat Indonesia Persero Tbk PT (Banks)	486,891
225,800	Bumi Serpong Damai Tbk PT (Real Estate Management & Development)	28,659
247,900	Ciputra Development Tbk PT (Real Estate Management & Development)	22,117
8,700	Gudang Garam Tbk PT (Tobacco)	44,903
1,582,400	Hanson International Tbk PT* (Real Estate Management & Development)	13,768
26,800	Indocement Tunggal Prakarsa Tbk PT (Construction Materials)	44,362
26,100	Indofood CBP Sukses Makmur Tbk PT (Food Products)	16,941
87,558	Indofood Sukses Makmur Tbk PT (Food Products)	52,933
51,284	Jasa Marga Persero Tbk PT (Transportation Infrastructure)	24,578
633,700	Kalbe Farma Tbk PT (Pharmaceuticals)	74,759
461,000	Lippo Karawaci Tbk PT (Real Estate Management & Development)	23,454
28,700	Matahari Department Store Tbk PT (Multiline Retail)	18,192
157,500	Mitra Keluarga Karyasehat Tbk PT (Health Care Providers & Services)	21,602
94,590	Pembangunan Perumahan Persero Tbk PT (Construction & Engineering)	19,885
424,300	Perusahaan Gas Negara Persero Tbk (Gas Utilities)	57,570
149,500	PT Hanjaya Mandala Sampoerna Tbk PT (Tobacco)	43,872
188,600	Semen Indonesia Persero Tbk PT (Construction Materials)	151,527
28,500	Tambang Batubara Bukit Asam Persero Tbk PT (Oil, Gas & Consumable Fuels)	24,119
1,733,100	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	517,099
46,100	Tower Bersama Infrastructure Tbk PT (Diversified Telecommunication Services)	23,165
13,800	Unilever Indonesia Tbk PT (Household Products)	50,469

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Indonesia – (continued)
30,200	United Tractors Tbk PT (Oil, Gas & Consumable Fuels)	$77,212
137,200	Waskita Karya Persero Tbk PT (Construction & Engineering)	21,448

		3,002,332

Ireland – 1.7%
9,053	Accenture PLC Class A (IT Services)	1,288,785
11,914	Allergan PLC (Pharmaceuticals)	2,111,518
14,758	Bank of Ireland Group PLC* (Banks)	115,660
1,532	CRH PLC (Construction Materials)	57,652
3,485	DCC PLC (Industrial Conglomerates)	330,494
1,352	Eaton Corp. PLC (Electrical Equipment)	108,187
3,314	Glanbia PLC (Food Products)	64,043
39,423	Greencore Group PLC (Food Products)	100,936
9,167	ICON PLC* (Life Sciences Tools & Services)	1,089,590
1,662	Ingersoll-Rand PLC (Machinery)	147,253
1,178	Johnson Controls International PLC (Building Products)	48,757
517	Kerry Group PLC Class A (Food Products)	52,063
1,637	Kingspan Group PLC (Building Products)	68,456
1,989	Medtronic PLC (Health Care Equipment & Supplies)	160,154
643	Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	65,762
1,587	Pentair PLC (Machinery)	111,820
2,408	Perrigo Co. PLC (Pharmaceuticals)	195,024
2,958	Ryanair Holdings PLC ADR* (Airlines)	331,621
2,979	Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	110,134
9,540	Smurfit Kappa Group PLC (Containers & Packaging)	284,540
14,439	UDG Healthcare PLC (Health Care Providers & Services)	177,293
9,051	Willis Towers Watson PLC (Insurance)	1,457,935

		8,477,677

Israel – 0.3%
583	Airport City Ltd.* (Real Estate Management & Development)	7,466
2,443	Amot Investments Ltd. (Real Estate Management & Development)	14,418
267	Azrieli Group Ltd. (Real Estate Management & Development)	15,084
1,064	Bank Hapoalim BM (Banks)	7,533
24	Bayside Land Corp. (Real Estate Management & Development)	11,205
1,417	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	2,116
372	Cellcom Israel Ltd.* (Wireless Telecommunication Services)	3,595

Common Stocks – (continued)
Israel – (continued)
2,094	Check Point Software Technologies Ltd.* (Software)	246,485
377	Clal Insurance Enterprises Holdings Ltd.* (Insurance)	7,233
1,319	Delek Automotive Systems Ltd. (Specialty Retail)	9,915
47	Elbit Systems Ltd. (Aerospace & Defense)	6,975
1,412	First International Bank Of Israel Ltd. (Banks)	26,802
549	Gazit-Globe Ltd. (Real Estate Management & Development)	5,225
1,075	Harel Insurance Investments & Financial Services Ltd. (Insurance)	7,349
66	IDI Insurance Co. Ltd. (Insurance)	4,423
77,413	Israel Discount Bank Ltd. Class A* (Banks)	205,639
129	Jerusalem Oil Exploration* (Oil, Gas & Consumable Fuels)	6,941
253	Mazor Robotics Ltd.* (Health Care Equipment & Supplies)	8,136
222	Melisron Ltd. (Real Estate Management & Development)	11,603
11,654	Mizrahi Tefahot Bank Ltd. (Banks)	210,394
220	Nice Ltd. (Software)	18,310
27,719	Oil Refineries Ltd. (Oil, Gas & Consumable Fuels)	14,244
4,043	Orbotech Ltd.* (Electronic Equipment, Instruments & Components)	180,803
108	Paz Oil Co. Ltd. (Oil, Gas & Consumable Fuels)	17,637
200	Radware Ltd.* (Communications Equipment)	3,508
2,421	Shikun & Binui Ltd. (Construction & Engineering)	5,724
1,094	Shufersal Ltd. (Food & Staples Retailing)	6,952
930	Strauss Group Ltd. (Food Products)	18,908
543	Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)	7,488
20	The Israel Corp. Ltd.* (Chemicals)	3,734
4,333	Tower Semiconductor Ltd.* (Semiconductors & Semiconductor Equipment)	143,249
2,852	Wix.com Ltd.* (Internet Software & Services)	199,070

		1,438,164

Italy – 1.0%
13,709	Amplifon SpA (Health Care Providers & Services)	208,244
25,222	Anima Holding SpA(a) (Capital Markets)	191,780
2,109	Assicurazioni Generali SpA (Insurance)	38,383
1,035	Atlantia SpA (Transportation Infrastructure)	33,742
11,864	Autogrill SpA (Hotels, Restaurants & Leisure)	155,196

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
19,432	Banco BPM SpA* (Banks)	$67,660
8,933	Buzzi Unicem SpA (Construction Materials)	248,693
11,846	Davide Campari-Milano SpA (Beverages)	94,848
10,678	Enel SpA (Electric Utilities)	66,221
2,488	Eni SpA (Oil, Gas & Consumable Fuels)	40,674
27,624	Intesa Sanpaolo SpA (Banks)	92,869
80,169	Iren SpA (Multi-Utilities)	220,575
3,831	Leonardo SpA (Aerospace & Defense)	66,131
11,406	Luxottica Group SpA (Textiles, Apparel & Luxury Goods)	654,216
30,040	Mediobanca SpA (Banks)	329,068
12,338	Moncler SpA (Textiles, Apparel & Luxury Goods)	350,258
4,919	Poste Italiane SpA(a) (Insurance)	35,955
1,140	Prysmian SpA (Electrical Equipment)	39,227
6,296	Recordati SpA (Pharmaceuticals)	292,696
23,803	Snam SpA (Oil, Gas & Consumable Fuels)	121,534
12,554	Societa Iniziative Autostradali e Servizi SpA (Transportation Infrastructure)	213,650
36,813	Telecom Italia SpA* (Diversified Telecommunication Services)	31,853
13,372	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	80,686
50,592	UniCredit SpA* (Banks)	966,845
15,820	Unione di Banche Italiane SpA (Banks)	74,250

		4,715,254

Japan – 6.2%
10	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	39,136
28	Advance Residence Investment Corp. (Equity Real Estate Investment Trusts (REITs))	65,823
4,300	AEON Co. Ltd. (Food & Staples Retailing)	66,510
3,400	Air Water, Inc. (Chemicals)	65,251
1,500	Aisin Seiki Co. Ltd. (Auto Components)	77,704
600	Ajinomoto Co., Inc. (Food Products)	12,070
2,000	Alfresa Holdings Corp. (Health Care Providers & Services)	38,214
6,300	Alps Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	192,805
5,100	Amada Holdings Co. Ltd. (Machinery)	63,373
2,100	ANA Holdings, Inc. (Airlines)	80,713
1,900	Aozora Bank Ltd. (Banks)	74,369
800	Asahi Glass Co. Ltd. (Building Products)	31,352
800	Asahi Group Holdings Ltd. (Beverages)	36,527
11,000	Asahi Kasei Corp. (Chemicals)	133,207
400	Astellas Pharma, Inc. (Pharmaceuticals)	5,324
200	Bandai Namco Holdings, Inc. (Leisure Products)	6,854
1,700	Bridgestone Corp. (Auto Components)	81,210

Common Stocks – (continued)
Japan – (continued)
800	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	19,466
800	Calbee, Inc. (Food Products)	26,999
2,500	Canon, Inc. (Technology Hardware, Storage & Peripherals)	93,918
2,000	Casio Computer Co. Ltd. (Household Durables)	29,513
200	Central Japan Railway Co. (Road & Rail)	36,329
4,500	Chubu Electric Power Co., Inc. (Electric Utilities)	58,034
12,100	CMK Corp. (Electronic Equipment, Instruments & Components)	125,633
6,600	Coca-Cola Bottlers Japan, Inc. (Beverages)	230,930
3,700	Concordia Financial Group Ltd. (Banks)	19,596
1,000	Credit Saison Co. Ltd. (Consumer Finance)	20,135
2,100	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	50,337
2,900	Dai-ichi Life Holdings, Inc. (Insurance)	55,384
5,000	Daicel Corp. (Chemicals)	62,428
3,100	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	71,203
100	Daikin Industries Ltd. (Building Products)	11,051
8,300	Daikyonishikawa Corp. (Auto Components)	141,046
100	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	17,483
3	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	7,010
3,000	Daiwa Securities Group, Inc. (Capital Markets)	18,809
200	DeNA Co. Ltd. (Internet Software & Services)	4,703
4,300	Denka Co. Ltd (Chemicals)	143,665
1,300	Denso Corp. (Auto Components)	71,596
200	Dentsu, Inc. (Media)	8,555
3,800	DIC Corp. (Chemicals)	141,055
300	Disco Corp. (Semiconductors & Semiconductor Equipment)	69,518
100	Don Quijote Holdings Co. Ltd. (Multiline Retail)	4,195
4,400	DTS Corp. (IT Services)	132,041
11,500	East Japan Railway Co. (Road & Rail)	1,115,265
4,000	Ebara Corp. (Machinery)	143,948
3,500	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	88,204
3,000	Ezaki Glico Co. Ltd. (Food Products)	166,388
1,700	FamilyMart UNY Holdings Co. Ltd. (Food & Staples Retailing)	96,624
100	FANUC Corp. (Machinery)	23,382
100	Fast Retailing Co. Ltd. (Specialty Retail)	33,458

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
7,100	FCC Co. Ltd. (Auto Components)	$171,416
17,000	Fuji Electric Co. Ltd. (Electrical Equipment)	123,167
900	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	36,817
26,200	Fujikura Ltd. (Electrical Equipment)	228,667
3,000	Fujitsu Ltd. (IT Services)	23,377
11,000	Fukuoka Financial Group, Inc. (Banks)	56,773
1,600	Fuyo General Lease Co. Ltd. (Diversified Financial Services)	104,628
45	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	45,109
1,000	Hakuhodo DY Holdings, Inc. (Media)	13,833
1,500	Hamamatsu Photonics KK (Electronic Equipment, Instruments & Components)	48,567
700	Hankyu Hanshin Holdings, Inc. (Road & Rail)	27,291
19,700	Haseko Corp. (Household Durables)	286,072
4,300	Hino Motors Ltd. (Machinery)	55,345
200	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	30,087
600	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	33,035
102,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	812,261
1,900	Honda Motor Co. Ltd. (Automobiles)	59,540
500	Hoshizaki Corp. (Machinery)	47,317
500	Hoya Corp. (Health Care Equipment & Supplies)	27,165
1,300	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	37,999
1,600	IHI Corp. (Machinery)	57,630
8,600	Inpex Corp. (Oil, Gas & Consumable Fuels)	92,082
4,200	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	45,783
1,000	Isuzu Motors Ltd. (Automobiles)	14,605
2,100	Itochu Corp. (Trading Companies & Distributors)	36,785
3,200	J. Front Retailing Co. Ltd. (Multiline Retail)	47,494
5,100	Jafco Co. Ltd. (Capital Markets)	252,060
35,100	Japan Airlines Co. Ltd. (Airlines)	1,201,378
60	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	39,725
2,500	Japan Lifeline Co. Ltd. (Health Care Providers & Services)	119,928
1,800	Japan Post Bank Co. Ltd. (Banks)	22,797
600	Japan Post Holdings Co. Ltd. (Insurance)	6,941
9	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts (REITs))	28,930
4	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	18,753

Common Stocks – (continued)
Japan – (continued)
23	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	40,817
500	Japan Tobacco, Inc. (Tobacco)	16,550
2,700	JFE Holdings, Inc. (Metals & Mining)	58,026
3,000	JGC Corp. (Construction & Engineering)	50,317
2,900	JSR Corp. (Chemicals)	56,216
3,800	JTEKT Corp. (Machinery)	62,964
7,600	Juki Corp. (Machinery)	118,180
21,700	JXTG Holdings, Inc. (Oil, Gas & Consumable Fuels)	112,054
9,600	K’s Holdings Corp. (Specialty Retail)	220,325
13,000	Kajima Corp. (Construction & Engineering)	134,829
5,500	Kanamoto Co. Ltd. (Trading Companies & Distributors)	180,818
5,000	Kaneka Corp. (Chemicals)	41,290
1,300	Kansai Paint Co. Ltd. (Chemicals)	33,414
1,200	KAWADA TECHNOLOGIES, Inc. (Construction & Engineering)	71,070
800	Kawasaki Heavy Industries Ltd. (Machinery)	27,911
53,400	KDDI Corp. (Wireless Telecommunication Services)	1,422,717
400	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	12,222
3,300	Keikyu Corp. (Road & Rail)	68,262
400	Keio Corp. (Road & Rail)	17,451
600	Keisei Electric Railway Co. Ltd. (Road & Rail)	18,125
400	Kewpie Corp. (Food Products)	9,978
2,710	Keyence Corp. (Electronic Equipment, Instruments & Components)	1,504,659
10,100	Kinden Corp. (Construction & Engineering)	170,568
200	Kintetsu Group Holdings Co. Ltd. (Road & Rail)	7,691
1,900	Kirin Holdings Co. Ltd. (Beverages)	45,607
500	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	28,911
3,000	Kobe Steel Ltd.* (Metals & Mining)	25,329
29,800	Komatsu Ltd. (Machinery)	973,737
1,500	Konami Holdings Corp. (Software)	73,058
6,600	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	57,900
100	Kose Corp. (Personal Products)	12,161
3,300	Koshidaka Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	133,491
5,200	Kuraray Co. Ltd. (Chemicals)	102,412
3,200	Kurita Water Industries Ltd. (Machinery)	101,684
1,700	Kyocera Corp. (Electronic Equipment, Instruments & Components)	113,709
6,300	Kyowa Exeo Corp. (Construction & Engineering)	137,235
3,900	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals)	71,990

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
4,500	Kyudenko Corp. (Construction & Engineering)	$198,687
5,300	Kyushu Electric Power Co., Inc. (Electric Utilities)	60,452
2,900	Kyushu Financial Group, Inc. (Banks)	18,433
300	Lawson, Inc. (Food & Staples Retailing)	19,590
9,200	Lion Corp. (Household Products)	177,031
6,100	LIXIL Group Corp. (Building Products)	168,000
300	M3, Inc. (Health Care Technology)	8,948
500	Mabuchi Motor Co. Ltd. (Electrical Equipment)	26,238
14,300	Maeda Corp. (Construction & Engineering)	179,285
1,000	Makita Corp. (Machinery)	41,909
8,500	Marubeni Corp. (Trading Companies & Distributors)	56,993
2,000	Marui Group Co. Ltd. (Multiline Retail)	30,609
1,900	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	136,635
400	Mazda Motor Corp. (Automobiles)	5,774
12,000	MCJ Co. Ltd. (Technology Hardware, Storage & Peripherals)	126,277
37	MCUBS MidCity Investment Corp. (Equity Real Estate Investment Trusts (REITs))	122,514
53,400	Mebuki Financial Group, Inc. (Banks)	222,780
1,800	Medipal Holdings Corp. (Health Care Providers & Services)	33,428
3,100	MINEBEA MITSUMI, Inc. (Machinery)	56,833
600	Miraca Holdings, Inc. (Health Care Providers & Services)	27,916
800	MISUMI Group, Inc. (Trading Companies & Distributors)	21,918
4,300	Mitsubishi Chemical Holdings Corp. (Chemicals)	44,915
1,600	Mitsubishi Corp. (Trading Companies & Distributors)	37,469
1,700	Mitsubishi Electric Corp. (Electrical Equipment)	29,093
1,100	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	26,909
200	Mitsubishi Heavy Industries Ltd. (Machinery)	7,825
1,500	Mitsubishi Materials Corp. (Metals & Mining)	57,036
17,100	Mitsubishi Motors Corp. (Automobiles)	136,934
6,300	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	138,659
5,500	Mitsubishi UFJ Financial Group, Inc. (Banks)	37,307
9,900	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	52,232
4,200	Mitsui & Co. Ltd. (Trading Companies & Distributors)	62,724
2,700	Mitsui Chemicals, Inc. (Chemicals)	83,257

Common Stocks – (continued)
Japan – (continued)
1,000	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	23,341
3,800	Mitsui Mining & Smelting Co. Ltd. (Metals & Mining)	197,734
1,900	Mitsui OSK Lines Ltd. (Marine)	58,181
27,600	Mizuho Financial Group, Inc. (Banks)	50,146
3,800	Morinaga Milk Industry Co. Ltd. (Food Products)	145,885
800	MS&AD Insurance Group Holdings, Inc. (Insurance)	27,178
100	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	15,716
1,500	Nabtesco Corp. (Machinery)	59,590
3,800	Nagoya Railroad Co. Ltd. (Road & Rail)	85,370
1,400	Nankai Electric Railway Co. Ltd. (Road & Rail)	36,194
2,500	NEC Corp. (Technology Hardware, Storage & Peripherals)	68,599
600	Nexon Co. Ltd.* (Software)	16,139
3,400	NGK Spark Plug Co. Ltd. (Auto Components)	77,592
5,000	NH Foods Ltd. (Food Products)	143,825
3,400	Nichiha Corp. (Building Products)	136,746
8,600	Nichirei Corp. (Food Products)	221,384
100	Nidec Corp. (Electrical Equipment)	13,298
5,800	Nikon Corp. (Household Durables)	110,148
3	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	14,458
1,200	Nippon Express Co. Ltd. (Road & Rail)	76,143
33	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	69,386
2,900	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	205,518
1,300	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	31,168
1,200	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	58,017
1,500	Nippon Yusen Kabushiki Kaisha* (Marine)	31,724
1,000	Nissan Chemical Industries Ltd. (Chemicals)	37,299
2,900	Nissan Motor Co. Ltd. (Automobiles)	28,204
4,600	Nisshin Seifun Group, Inc. (Food Products)	80,842
1,200	Nissin Foods Holdings Co. Ltd. (Food Products)	75,560
300	Nitori Holdings Co. Ltd. (Specialty Retail)	43,599
200	Nitto Denko Corp. (Chemicals)	18,598
3,500	Nomura Holdings, Inc. (Capital Markets)	20,030
8	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	9,998

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
700	Nomura Research Institute Ltd. (IT Services)	$29,677
3,200	NSK Ltd. (Machinery)	46,075
1,000	NTT Data Corp. (IT Services)	11,647
600	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	14,531
9,000	Obayashi Corp. (Construction & Engineering)	117,840
500	Obic Co. Ltd. (IT Services)	33,096
12,000	Oji Holdings Corp. (Paper & Forest Products)	70,332
500	Omron Corp. (Electronic Equipment, Instruments & Components)	28,018
2,900	Open House Co. Ltd. (Real Estate Management & Development)	111,787
200	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	15,997
800	ORIX Corp. (Diversified Financial Services)	13,755
43	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	59,081
2,000	Osaka Gas Co. Ltd. (Gas Utilities)	38,738
1,300	Otsuka Corp. (IT Services)	88,619
1,600	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	66,839
800	Panasonic Corp. (Household Durables)	12,080
1,300	Park24 Co. Ltd. (Commercial Services & Supplies)	30,050
200	Pigeon Corp. (Household Products)	7,098
900	Recruit Holdings Co. Ltd. (Professional Services)	22,066
9,500	Resona Holdings, Inc. (Banks)	51,351
6,700	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	62,175
500	Rinnai Corp. (Household Durables)	42,841
1,100	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	102,396
400	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	6,356
2,200	Sanyo Chemical Industries Ltd. (Chemicals)	115,544
3,000	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals)	170,161
200	Secom Co. Ltd. (Commercial Services & Supplies)	15,228
3,300	Sega Sammy Holdings, Inc. (Leisure Products)	46,455
3,300	Seibu Holdings, Inc. (Industrial Conglomerates)	58,997
3,500	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	83,521
11,500	Seino Holdings Co. Ltd. (Road & Rail)	167,778
3,900	Sekisui Chemical Co. Ltd. (Household Durables)	78,719
1,000	Sekisui House Ltd. (Household Durables)	18,698
300	Sharp Corp.* (Household Durables)	9,544

Common Stocks – (continued)
Japan – (continued)
1,000	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	20,792
100	Shimamura Co. Ltd. (Specialty Retail)	11,141
9,400	Shimizu Corp. (Construction & Engineering)	110,642
200	Shin-Etsu Chemical Co. Ltd. (Chemicals)	21,092
15,900	Shinmaywa Industries Ltd. (Machinery)	156,437
3,500	Shinsei Bank Ltd. (Banks)	59,065
8,500	Showa Denko KK (Chemicals)	284,809
100	SMC Corp. (Machinery)	38,256
1,100	Sogo Medical Co. Ltd. (Food & Staples Retailing)	61,036
100	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	4,818
22,200	Sojitz Corp. (Trading Companies & Distributors)	67,000
4,600	Sompo Holdings, Inc. (Insurance)	184,898
500	Sony Corp. (Household Durables)	20,917
400	Square Enix Co. Ltd. (Software)	16,130
2,900	Stanley Electric Co. Ltd. (Auto Components)	107,052
1,400	Start Today Co. Ltd. (Internet & Direct Marketing Retail)	38,345
3,600	Sumida Corp. (Electronic Equipment, Instruments & Components)	62,829
6,000	Sumitomo Chemical Co. Ltd. (Chemicals)	42,167
4,300	Sumitomo Corp. (Trading Companies & Distributors)	62,196
5,400	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals)	77,070
1,000	Sumitomo Electric Industries Ltd. (Auto Components)	17,025
14,800	Sumitomo Forestry Co. Ltd. (Household Durables)	249,233
6,400	Sumitomo Heavy Industries Ltd. (Machinery)	268,893
2,300	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	90,739
18,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	757,185
600	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	23,682
4,000	Sumitomo Rubber Industries Ltd. (Auto Components)	75,951
400	Suntory Beverage & Food Ltd. (Beverages)	18,405
1,100	Suruga Bank Ltd. (Banks)	25,045
2,000	Suzuken Co. Ltd. (Health Care Providers & Services)	72,096
200	Suzuki Motor Corp. (Automobiles)	10,955
9,351	Sysmex Corp. (Health Care Equipment & Supplies)	639,980
1,900	T&D Holdings, Inc. (Insurance)	29,641
3,100	Taiheiyo Cement Corp. (Construction Materials)	123,904

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
1,100	Taisei Corp. (Construction & Engineering)	$60,948
500	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	38,078
16,900	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	952,905
900	TDK Corp. (Electronic Equipment, Instruments & Components)	69,155
4,300	Teijin Ltd. (Chemicals)	91,011
1,400	Temp Holdings Co. Ltd. (Professional Services)	34,714
300	Terumo Corp. (Health Care Equipment & Supplies)	12,501
7,800	The 77 Bank Ltd. (Banks)	198,230
800	The Bank of Kyoto Ltd. (Banks)	42,014
8,000	The Chiba Bank Ltd. (Banks)	61,325
6,200	The Chugoku Electric Power Co., Inc. (Electric Utilities)	69,131
3,800	The Furukawa Electric Co. Ltd. (Electrical Equipment)	231,347
4,900	The Hachijuni Bank Ltd. (Banks)	30,686
3,500	The Hiroshima Bank Ltd. (Banks)	29,634
5,700	The Kansai Electric Power Co., Inc. (Electric Utilities)	78,056
4,000	The Shizuoka Bank Ltd. (Banks)	38,926
700	THK Co. Ltd. (Machinery)	25,533
4,800	TIS, Inc. (IT Services)	149,375
1,000	Tobu Railway Co. Ltd. (Road & Rail)	29,337
23,000	Toda Corp. (Construction & Engineering)	187,385
1,100	Toho Co. Ltd. (Media)	36,444
1,400	Toho Gas Co. Ltd. (Gas Utilities)	39,142
2,500	Tohoku Electric Power Co., Inc. (Electric Utilities)	32,797
300	Tokio Marine Holdings, Inc. (Insurance)	12,932
5,500	Tokyo Electric Power Co. Holdings., Inc* (Electric Utilities)	22,575
100	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	17,608
2,900	Tokyo Gas Co. Ltd. (Gas Utilities)	72,342
2,300	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	32,265
5,100	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	33,436
7,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	71,216
4,000	Toray Industries, Inc. (Chemicals)	40,487
7,600	Toshiba Plant Systems & Services Corp. (Construction & Engineering)	131,095
8,000	Tosoh Corp. (Chemicals)	172,646
8,700	Towa Corp. (Semiconductors & Semiconductor Equipment)	150,656
2,300	Toyo Seikan Group Holdings Ltd. (Containers & Packaging)	40,682
1,000	Toyo Suisan Kaisha Ltd. (Food Products)	38,470
8,300	Toyo Tire & Rubber Co. Ltd. (Auto Components)	187,800

Common Stocks – (continued)
Japan – (continued)
1,000	Toyota Industries Corp. (Auto Components)	61,551
1,000	Toyota Motor Corp. (Automobiles)	62,026
1,200	Toyota Tsusho Corp. (Trading Companies & Distributors)	43,645
1,000	Trend Micro, Inc. (Software)	53,624
3,300	Tsumura & Co. (Pharmaceuticals)	122,649
1,200	Tsuruha Holdings, Inc. (Food & Staples Retailing)	148,779
3,000	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	212,532
700	Unicharm Corp. (Household Products)	15,929
28	United Urban Investment Corp. (Equity Real Estate Investment Trusts (REITs))	40,281
900	USS Co. Ltd. (Specialty Retail)	18,193
500	West Japan Railway Co. (Road & Rail)	35,258
4,600	Yahoo Japan Corp. (Internet Software & Services)	20,566
400	Yakult Honsha Co. Ltd. (Food Products)	33,071
24,100	Yamada Denki Co. Ltd. (Specialty Retail)	128,193
900	Yamaha Corp. (Leisure Products)	35,363
2,100	Yamaha Motor Co. Ltd. (Automobiles)	63,026
1,200	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	24,535
2,000	Yamazaki Baking Co. Ltd. (Food Products)	36,000
1,200	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	42,997
6,200	Yokogawa Bridge Holdings Corp. (Construction & Engineering)	132,217
2,100	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	39,892
3,700	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	152,028
8,000	Zeon Corp. (Chemicals)	106,510

		30,625,863

Jordan – 0.0%
581	Al-Eqbal Investment Co. PLC (Tobacco)	22,488
8,100	Arab Bank PLC (Banks)	60,550
4,867	Bank of Jordan (Banks)	18,809
4,448	Jordan Islamic Bank (Banks)	23,463
6,041	Jordan Petroleum Refinery Co. (Oil, Gas & Consumable Fuels)	23,261
5,022	Jordan Telecommunications Co. PSC (Diversified Telecommunication Services)	14,946
6,285	Jordanian Electric Power Co. (Electric Utilities)	16,488
1,020	The Arab Potash (Chemicals)	24,457

		204,462

Kazakhstan – 0.0%
7,353	Halyk Savings Bank of Kazakhstan JSC GDR* (Banks)	71,692

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Kazakhstan – (continued)
4,870	KazMunaiGas Exploration Production JSC GDR (Oil, Gas & Consumable Fuels)	$49,917
6,551	KCell JSC (Wireless Telecommunication Services)	35,310

		156,919

Lebanon – 0.0%
5,443	Bank Audi SAL GDR (Banks)	32,658
1,131	BLOM Bank SAL GDR (Banks)	14,364
4,193	Solidere GDR* (Real Estate Management & Development)	34,016

		81,038

Liberia – 0.1%
2,377	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	294,201

Luxembourg – 0.2%
1,300	Adecoagro SA* (Food Products)	13,208
2,421	Ado Properties SA(a) (Real Estate Management & Development)	119,688
6,770	ArcelorMittal* (Metals & Mining)	193,863
37,257	B&M European Value Retail SA (Multiline Retail)	196,590
276	Eurofins Scientific SE (Life Sciences Tools & Services)	172,653
666	Pegas Nonwovens SA (Textiles, Apparel & Luxury Goods)	26,133
6,000	Samsonite International SA (Textiles, Apparel & Luxury Goods)	25,050
19,171	Subsea 7 SA (Energy Equipment & Services)	323,172
9,863	Tenaris SA (Energy Equipment & Services)	134,643

		1,205,000

Malaysia – 0.3%
42,700	Astro Malaysia Holdings Bhd (Media)	28,342
40,400	Axiata Group Bhd (Wireless Telecommunication Services)	51,447
2,800	British American Tobacco Malaysia Bhd (Tobacco)	25,927
105,400	Bumi Armada Bhd* (Energy Equipment & Services)	18,193
42,827	CIMB Group Holdings Bhd (Banks)	62,114
41,200	Dialog Group BHD (Energy Equipment & Services)	22,001
55,700	DiGi.Com Bhd (Wireless Telecommunication Services)	65,785
29,300	Gamuda Bhd (Construction & Engineering)	36,335
25,000	Genting Bhd (Hotels, Restaurants & Leisure)	53,440
37,300	Genting Malaysia Bhd (Hotels, Restaurants & Leisure)	44,334

Common Stocks – (continued)
Malaysia – (continued)
17,900	Globetronics Technology Bhd (Semiconductors & Semiconductor Equipment)	27,882
16,600	Hartalega Holdings Bhd (Health Care Equipment & Supplies)	29,897
8,900	Hong Leong Bank Bhd (Banks)	33,510
32,300	IGB Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	12,589
46,400	IHH Healthcare Bhd (Health Care Providers & Services)	61,815
99,500	IJM Corp. Bhd (Construction & Engineering)	74,975
32,000	IOI Corp. Bhd (Food Products)	33,722
65,300	IOI Properties Group Bhd (Real Estate Management & Development)	30,695
15,500	KLCCP Stapled Group (Equity Real Estate Investment Trusts (REITs))	29,311
10,500	Kuala Lumpur Kepong Bhd (Food Products)	61,013
41,465	Malayan Banking Bhd (Banks)	90,601
24,700	Maxis Bhd (Wireless Telecommunication Services)	34,715
35,900	MISC Bhd (Marine)	58,886
48,400	My EG Services Bhd (IT Services)	25,039
50,300	Petronas Chemicals Group Bhd (Chemicals)	87,566
3,900	Petronas Dagangan Bhd (Oil, Gas & Consumable Fuels)	22,073
4,500	Petronas Gas Bhd (Gas Utilities)	19,176
14,700	PPB Group Bhd (Food Products)	58,265
37,900	Press Metal Aluminium Holdings Bhd (Metals & Mining)	39,659
8,000	Public Bank Bhd (Banks)	38,660
70,900	Sapura Energy Bhd (Energy Equipment & Services)	26,831
25,400	Sime Darby Bhd (Industrial Conglomerates)	55,202
32,100	Telekom Malaysia Bhd (Diversified Telecommunication Services)	48,168
30,300	Tenaga Nasional Berhad (Electric Utilities)	107,356
178,296	YTL Corp. Bhd (Multi-Utilities)	53,489

		1,569,013

Malta* – 0.0%
818	Brait SE (Capital Markets)	3,058

Mexico – 1.0%
38,100	Alfa SAB de CV Class A (Industrial Conglomerates)	39,806
9,600	Alsea SAB de CV (Hotels, Restaurants & Leisure)	29,103
40,518	America Movil SAB de CV ADR Class L (Wireless Telecommunication Services)	693,668

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
900	Arca Continental SAB de CV (Beverages)	$5,728
711,496	Cemex SAB de CV* (Construction Materials)	654,874
400	Coca-Cola Femsa SAB de CV ADR (Beverages)	27,376
33,400	Concentradora Fibra Danhos SA de CV Class S (Equity Real Estate Investment Trusts (REITs))	56,585
12,300	Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	15,269
4,524	El Puerto de Liverpool SAB de CV Series C1 (Multiline Retail)	30,818
68,917	Fibra Uno Administracion SA de CV (Equity Real Estate Investment Trusts (REITs))	108,453
1,322	Fomento Economico Mexicano SA de CV ADR (Beverages)	116,005
21,700	Fomento Economico Mexicano SAB de CV (Beverages)	189,442
25,000	Genomma Lab Internacional SAB de CV Class B* (Pharmaceuticals)	29,170
13,200	Gentera SAB de CV (Consumer Finance)	13,371
2,180	Gruma SAB de CV Class B (Food Products)	28,556
8,909	Grupo Aeromexico SAB de CV* (Airlines)	14,127
4,500	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation Infrastructure)	22,707
4,700	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	44,576
2,750	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	49,045
80,600	Grupo Bimbo SAB de CV Series A (Food Products)	186,326
7,900	Grupo Carso SAB de CV Series A1 (Industrial Conglomerates)	25,622
8,300	Grupo Comercial Chedraui SA de CV (Food & Staples Retailing)	16,135
410	Grupo Elektra SAB DE CV (Banks)	16,443
36,300	Grupo Financiero Banorte SAB de CV Class O (Banks)	215,432
17,900	Grupo Financiero Inbursa SAB de CV Class O (Banks)	30,764
118,500	Grupo Financiero Santander Mexico SAB de CV Class B (Banks)	199,583
2,300	Grupo Lala SAB de CV (Food Products)	3,552
36,216	Grupo Mexico SAB de CV Series B (Metals & Mining)	117,762
25,854	Grupo Televisa SAB ADR (Media)	565,944
800	Industrias CH SAB de CV Series B* (Metals & Mining)	3,183

Common Stocks – (continued)
Mexico – (continued)
1,484	Industrias Penoles SAB de CV (Metals & Mining)	34,499
12,100	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	61,782
7,500	Kimberly-Clark de Mexico SAB de CV Class A (Household Products)	12,914
69,488	Macquarie Mexico Real Estate Management SA de CV* (Equity Real Estate Investment Trusts (REITs))	83,363
7,600	Megacable Holdings SAB de CV (Media)	30,064
19,670	Mexichem SAB de CV (Chemicals)	50,643
13,900	Nemak SAB de CV(a) (Auto Components)	10,448
30,100	PLA Administradora Industrial S de RL de CV* (Equity Real Estate Investment Trusts (REITs))	46,331
2,460	Promotora y Operadora de Infraestructura SAB de CV (Transportation Infrastructure)	23,361
21,675	Telesites SAB de CV* (Diversified Telecommunication Services)	16,009
533,731	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,192,642

		5,111,481

Morocco – 0.0%
500	Attijariwafa Bank (Banks)	24,899
950	Banque Centrale Populaire (Banks)	30,170
884	BMCE Bank (Banks)	19,130
1,413	Cosumar (Food Products)	44,330
4,160	Douja Promotion Groupe Addoha SA (Real Estate Management & Development)	18,940
153	LafargeHolcim Maroc SA (Construction Materials)	30,895
1,995	Maroc Telecom (Diversified Telecommunication Services)	28,417
1,700	Societe d’Exploitation des Ports (Transportation Infrastructure)	25,772

		222,553

Netherlands – 1.9%
7,951	Aalberts Industries NV (Machinery)	392,070
2,227	ABN AMRO Group NV(a) (Banks)	68,780
9,766	Aegon NV (Insurance)	57,657
17,146	Airbus SE (Aerospace & Defense)	1,752,321
10,541	Akzo Nobel NV (Chemicals)	951,650
108	ASML Holding NV (Semiconductors & Semiconductor Equipment)	19,486
8,136	ASR Nederland NV (Insurance)	333,532
56	Brack Capital Properties NV* (Real Estate Management & Development)	6,089
7,368	Core Laboratories NV (Energy Equipment & Services)	736,063

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Netherlands – (continued)
16,950	Echo Polska Properties NV (Real Estate Management & Development)	$25,895
2,414	Euronext NV(a) (Capital Markets)	143,369
901	EXOR NV (Diversified Financial Services)	57,760
6,966	Ferrari NV (Automobiles)	834,094
4,368	Fiat Chrysler Automobiles NV (Automobiles)	75,528
780	Gemalto NV (Software)	30,869
147	Heineken Holding NV (Beverages)	13,645
164	Heineken NV (Beverages)	15,979
17,808	ING Groep NV (Banks)	329,082
5,004	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	94,166
1,870	Koninklijke DSM NV (Chemicals)	159,544
2,156	Koninklijke Philips NV (Health Care Equipment & Supplies)	87,863
4,436	Mylan NV* (Pharmaceuticals)	158,410
4,216	NN Group NV (Insurance)	176,556
6,350	Philips Lighting NV(a) (Electrical Equipment)	240,671
257	Randstad Holding NV (Professional Services)	15,811
1,610	RELX NV (Professional Services)	36,349
96,064	Steinhoff International Holdings NV (Household Durables)	417,022
2,080	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	48,966
577	Unilever NV (Personal Products)	33,518
5,800	VEON Ltd. ADR (Wireless Telecommunication Services)	22,678
4,009	Wereldhave NV (Equity Real Estate Investment Trusts (REITs))	182,249
15,463	Wright Medical Group NV* (Health Care Equipment & Supplies)	405,285
1,626	X5 Retail Group NV GDR* (Food & Staples Retailing)	66,829
32,119	Yandex NV Class A* (Internet Software & Services)	1,086,586

		9,076,372

New Zealand – 0.1%
6,339	Auckland International Airport Ltd. (Transportation Infrastructure)	27,018
21,930	Contact Energy Ltd. (Electric Utilities)	86,310
5,946	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	53,931
7,936	Fletcher Building Ltd. (Construction Materials)	40,031
8,606	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	16,790
6,414	Ryman Healthcare Ltd. (Health Care Providers & Services)	40,819
85,516	Spark New Zealand Ltd. (Diversified Telecommunication Services)	215,459

		480,358

Common Stocks – (continued)
Norway – 0.2%
11,136	Aker BP ASA (Oil, Gas & Consumable Fuels)	256,537
2,679	DNB ASA (Banks)	51,703
7,871	Entra ASA(a) (Real Estate Management & Development)	108,409
5,563	Gjensidige Forsikring ASA (Insurance)	104,689
1,733	Marine Harvest ASA* (Food Products)	33,841
12,755	Norsk Hydro ASA (Metals & Mining)	98,703
10,111	Orkla ASA (Food Products)	99,039
12,057	Skandiabanken ASA(a) (Banks)	122,277
1,855	Statoil ASA (Oil, Gas & Consumable Fuels)	37,689
3,330	Yara International ASA (Chemicals)	158,151

		1,071,038

Oman – 0.0%
44,000	Al Anwar Ceramic Tiles Co. (Building Products)	14,747
42,000	Bank Muscat SAOG (Banks)	42,993
95,000	Bank Nizwa SAOG* (Banks)	22,303
58,740	Bank Sohar SAOG (Banks)	23,892
36,749	National Bank of Oman SAOG (Banks)	17,663
17,000	Oman Cement Co. SAOG (Construction Materials)	18,109
7,822	Oman Telecommunications Co. SAOG (Diversified Telecommunication Services)	23,980
14,200	Ooredoo (Wireless Telecommunication Services)	20,438
55,000	Phoenix Power Co. SAOC (Independent Power and Renewable Electricity Producers)	19,291
5,200	Raysut Cement Co. SAOG (Construction Materials)	11,619

		215,035

Pakistan – 0.1%
8,500	Engro Corp. Ltd. (Chemicals)	22,434
21,000	Engro Foods Ltd. (Food Products)	16,486
25,400	Fauji Fertilizer Co. Ltd. (Chemicals)	19,310
19,700	Habib Bank Ltd. (Banks)	30,015
28,000	Kot Addu Power Co. Ltd. (Independent Power and Renewable Electricity Producers)	17,030
5,600	Lucky Cement Ltd. (Construction Materials)	25,882
20,100	MCB Bank Ltd. (Banks)	37,931
10,500	Nishat Mills Ltd. (Textiles, Apparel & Luxury Goods)	12,958
20,400	Oil & Gas Development Co. Ltd. (Oil, Gas & Consumable Fuels)	27,857
16,200	Pakistan Petroleum Ltd. (Oil, Gas & Consumable Fuels)	27,647
5,520	Pakistan State Oil Co. Ltd. (Oil, Gas & Consumable Fuels)	17,812
6,000	Thal Ltd. (Auto Components)	28,955

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Pakistan – (continued)
45,300	The Hub Power Co. Ltd. (Independent Power and Renewable Electricity Producers)	$44,128
6,380	The Searle Co. Ltd. (Pharmaceuticals)	18,523
77,500	TRG Pakistan* (Commercial Services & Supplies)	23,802

		370,770

Panama – 0.1%
3,588	Carnival Corp. (Hotels, Restaurants & Leisure)	238,207
706	Copa Holdings SA Class A (Airlines)	86,972
967	Intercorp Financial Services, Inc. (Banks)	37,713

		362,892

Peru – 0.2%
26,611	Alicorp SAA (Food Products)	83,096
5,900	Cia de Minas Buenaventura SAA ADR (Metals & Mining)	81,361
26,722	Cia Minera Milpo SAA (Metals & Mining)	40,693
2,999	Credicorp Ltd. (Banks)	628,111
60,448	Ferreycorp SAA (Trading Companies & Distributors)	47,235

		880,496

Philippines – 0.4%
21,610	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)	31,353
43,000	Aboitiz Power Corp. (Independent Power and Renewable Electricity Producers)	35,400
2,500	Ayala Corp. (Diversified Financial Services)	49,888
38,000	Ayala Land, Inc. (Real Estate Management & Development)	31,827
27,670	Bank of the Philippine Islands (Banks)	52,526
22,992	BDO Unibank, Inc. (Banks)	61,267
190,200	Bloomberry Resorts Corp.* (Hotels, Restaurants & Leisure)	34,779
151,400	CEMEX Holdings Philippines, Inc.*(a) (Construction Materials)	13,402
101,600	D&L Industries, Inc. (Chemicals)	20,428
207,300	Energy Development Corp. (Independent Power and Renewable Electricity Producers)	23,185
60,600	First Gen Corp. (Independent Power and Renewable Electricity Producers)	20,636
770	Globe Telecom, Inc. (Wireless Telecommunication Services)	30,474
335	GT Capital Holdings, Inc. (Diversified Financial Services)	7,657
12,700	International Container Terminal Services, Inc. (Transportation Infrastructure)	26,011

Common Stocks – (continued)
Philippines – (continued)
28,090	JG Summit Holdings, Inc. (Industrial Conglomerates)	41,843
19,720	Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	95,225
5,390	Manila Electric Co. (Electric Utilities)	30,466
440,500	Metro Pacific Investments Corp. (Diversified Financial Services)	58,054
215,670	Metropolitan Bank & Trust Co. (Banks)	361,910
102,500	Petron Corp. (Oil, Gas & Consumable Fuels)	19,339
1,535	PLDT, Inc. (Wireless Telecommunication Services)	50,906
35,000	Puregold Price Club, Inc. (Food & Staples Retailing)	34,576
44,100	Robinsons Land Corp. (Real Estate Management & Development)	21,576
12,900	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	24,238
27,360	Semirara Mining & Power Corp. (Oil, Gas & Consumable Fuels)	22,524
19,300	SM Investments Corp. (Industrial Conglomerates)	357,434
130,300	SM Prime Holdings, Inc. (Real Estate Management & Development)	93,479
26,480	Universal Robina Corp. (Food Products)	73,349

		1,723,752

Poland – 0.7%
1,981	Alior Bank SA* (Banks)	39,365
4,932	Asseco Poland SA (Software)	64,659
8,949	Bank Millennium SA* (Banks)	19,614
9,491	Bank Pekao SA (Banks)	310,127
3,426	Bank Zachodni WBK SA (Banks)	343,741
404	Budimex SA (Construction & Engineering)	20,700
619	CCC SA (Textiles, Apparel & Luxury Goods)	46,417
1,888	CD Projekt SA (Software)	62,554
784	Ciech SA* (Chemicals)	13,330
8,348	Cyfrowy Polsat SA (Media)	58,162
1,892	Dino Polska SA*(a) (Food & Staples Retailing)	35,566
5,815	Enea SA (Electric Utilities)	22,254
2,172	Eurocash SA (Food & Staples Retailing)	21,965
1,168	Grupa Azoty SA (Chemicals)	23,425
146	Grupa Kety SA (Metals & Mining)	15,820
1,187	Grupa Lotos SA (Oil, Gas & Consumable Fuels)	21,526
1,439	ING Bank Slaski SA* (Banks)	78,284
1,353	Jastrzebska Spolka Weglowa SA* (Metals & Mining)	36,390
1,637	KGHM Polska Miedz SA (Metals & Mining)	55,332
204	KRUK SA (Consumer Finance)	15,636

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Poland – (continued)
31	LPP SA (Textiles, Apparel & Luxury Goods)	$73,020
452	mBank SA* (Banks)	57,154
226	Medicalgorithmics SA (Health Care Equipment & Supplies)	12,517
24,849	Orange Polska SA* (Diversified Telecommunication Services)	38,291
22,977	PGE Polska Grupa Energetyczna SA* (Electric Utilities)	82,385
365	PKP Cargo SA* (Road & Rail)	5,209
9,227	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	326,354
34,843	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	64,030
62,995	Powszechna Kasa Oszczednosci Bank Polski SA* (Banks)	670,475
63,334	Powszechny Zaklad Ubezpieczen SA (Insurance)	817,365
41,521	Tauron Polska Energia SA* (Electric Utilities)	40,153

		3,491,820

Portugal – 0.1%
22,700	EDP – Energias de Portugal SA (Electric Utilities)	80,953
9,912	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	184,285
2,048	Jeronimo Martins SGPS SA (Food & Staples Retailing)	37,210
139,202	Sonae SGPS SA (Food & Staples Retailing)	166,651

		469,099

Romania – 0.0%
100,063	Banca Transilvania SA (Banks)	55,703
5,711	BRD-Groupe Societe Generale SA (Banks)	17,977
499,361	OMV Petrom SA (Oil, Gas & Consumable Fuels)	36,140
10,554	Societatea Energetica Electrica SA (Electric Utilities)	34,504
4,012	Societatea Nationala de Gaze Naturale ROMGAZ SA (Oil, Gas & Consumable Fuels)	31,928
2,159	Transelectrica SA (Electric Utilities)	14,204
183	Transgaz SA Medias (Oil, Gas & Consumable Fuels)	18,522

		208,978

Russia – 0.4%
22,968	Aeroflot PJSC (Airlines)	70,695
26,800	Alrosa PJSC (Mining)	34,447
13,768	Commercial International Bank Egypt SAE (Banks)	61,538
1,683	Eastern Tobacco (Tobacco)	30,289

Common Stocks – (continued)
Russia – (continued)
10,767	Egyptian Financial Group-Hermes Holding Co. (Capital Markets)	14,322
3,406	ElSewedy Electric Co. (Electrical Equipment)	21,996
18,453	Ezz Steel* (Metals & Mining)	18,188
7,330	Gazprom PJSC (Oil, Gas & Consumable Fuels)	15,772
32,380	Gazprom PJSC ADR	139,043
163,283	Global Telecom Holding SAE* (Wireless Telecommunication Services)	62,770
350,058	Inter Rao Ues PJSC (Electric Utilities)	21,416
888,000	Inter RAO UES PJSC (Electric Utilities)	54,326
6,656	LSR Group PJSC GDR (Real Estate Management & Development)	19,169
329	Lukoil PJSC (Oil, Gas & Consumable Fuels)	17,448
2,054	LUKOIL PJSC ADR (Oil, Gas & Consumable Fuels)	109,105
523	Lukoil PJSC ADR (Oil, Gas & Consumable Fuels)	27,735
894	Magnit PJSC (Food & Staples Retailing)	117,570
6,419	Magnit PJSC GDR (Food & Staples Retailing)	181,663
29,411	Medinet Nasr Housing (Real Estate Management & Development)	17,610
2,615	MegaFon PJSC GDR (Wireless Telecommunication Services)	27,326
6,461	MMC Norilsk Nickel PJSC ADR	118,928
15,740	Mobile TeleSystems PJSC (Wireless Telecommunication Services)	75,842
1,599	Mobile Telesystems PJSC ADR (Wireless Telecommunication Services)	16,965
11,230	Moscow Exchange MICEX-RTS PJSC (Capital Markets)	22,646
403	Novatek PJSC GDR (Oil, Gas & Consumable Fuels)	45,996
749	Novolipetsk Steel PJSC GDR (Metals & Mining)	17,264
16,153	Oriental Weavers (Household Durables)	16,669
1,465	PhosAgro PJSC GDR (Chemicals)	20,144
4,040	PIK Group PJSC* (Household Durables)	21,526
2,539	Polymetal International PLC (Metals & Mining)	29,497
3,210	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	17,501
7,324	Rosneft Oil Co. PJSC GDR (Oil, Gas & Consumable Fuels)	40,154
30,960	Rostelecom PJSC (Diversified Telecommunication Services)	36,144
5,736,426	RusHydro PJSC (Electric Utilities)	80,120

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Russia – (continued)
66,280	Sberbank of Russia PJSC (Banks)	$219,627
2,547	Severstal PJSC (Metals & Mining)	39,110
2,332	Severstal PJSC GDR (Metals & Mining)	35,567
78,200	Sistema PJSC FC (Wireless Telecommunication Services)	17,596
2,418	Sistema PJSC FC GDR (Wireless Telecommunication Services)	11,365
9,600	Surgutneftegas OJSC (Oil, Gas & Consumable Fuels)	4,786
6,543	Surgutneftegas OJSC ADR (Oil, Gas & Consumable Fuels)	32,701
51,587	Talaat Moustafa Group (Real Estate Management & Development)	28,100
860	Tatneft PJSC (Oil, Gas & Consumable Fuels)	6,433
1,611	Tatneft PJSC ADR (Oil, Gas & Consumable Fuels)	72,520
2,256	Uralkali PJSC GDR* (Chemicals)	25,133
25,197,553	VTB Bank PJSC (Banks)	25,844

		2,140,606

Singapore – 0.4%
32,400	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	65,145
66,988	CapitaLand Commercial Trust (Equity Real Estate Investment Trusts (REITs))	85,327
13,100	CapitaLand Ltd. (Real Estate Management & Development)	35,278
74,500	CapitaLand Mall Trust (Equity Real Estate Investment Trusts (REITs))	110,444
7,500	City Developments Ltd. (Real Estate Management & Development)	71,227
14,400	ComfortDelGro Corp. Ltd. (Road & Rail)	21,347
2,536	DBS Group Holdings Ltd. (Banks)	42,348
113,900	Genting Singapore PLC (Hotels, Restaurants & Leisure)	101,949
17,100	Global Logistic Properties Ltd. (Real Estate Management & Development)	41,653
800	Jardine Cycle & Carriage Ltd. (Distributors)	23,133
5,700	Keppel Corp. Ltd. (Industrial Conglomerates)	31,374
230,921	Mapletree Commercial Trust (Equity Real Estate Investment Trusts (REITs))	263,431
6,600	Oversea-Chinese Banking Corp. Ltd. (Banks)	57,642
20,900	SATS Ltd. (Transportation Infrastructure)	72,092
57,500	Silverlake Axis Ltd. (Software)	25,099
14,300	Singapore Airlines Ltd. (Airlines)	107,770

Common Stocks – (continued)
Singapore – (continued)
4,000	Singapore Exchange Ltd. (Capital Markets)	22,511
1,900	Singapore Press Holdings Ltd. (Media)	3,763
10,400	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	26,551
54,300	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	77,735
3,569	United Overseas Bank Ltd. (Banks)	64,476
45,141	UOL Group Ltd. (Real Estate Management & Development)	299,360
14,400	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	205,843
18,700	Wilmar International Ltd. (Food Products)	46,534

		1,902,032

South Africa – 0.7%
262	Anglo American Platinum Ltd.* (Metals & Mining)	7,291
2,600	AngloGold Ashanti Ltd. (Metals & Mining)	23,989
16,845	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	380,606
7,815	AVI Ltd. (Food Products)	54,491
564	Barclays Africa Group Ltd. (Banks)	5,587
7,509	Barloworld Ltd. (Trading Companies & Distributors)	70,805
2,364	Bid Corp. Ltd. (Food & Staples Retailing)	51,999
104	Capitec Bank Holdings Ltd. (Banks)	6,913
3,150	Clicks Group Ltd. (Food & Staples Retailing)	35,282
1,006	Coronation Fund Managers Ltd. (Capital Markets)	5,073
3,395	DataTec Ltd. (Electronic Equipment, Instruments & Components)	14,410
1,845	Discovery Ltd. (Insurance)	19,139
3,898	EOH Holdings Ltd. (IT Services)	29,061
4,769	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	48,463
16,392	FirstRand Ltd. (Diversified Financial Services)	59,500
7,399	Fortress Income Fund Ltd. Class A (Equity Real Estate Investment Trusts (REITs))	8,860
18,926	Gold Fields Ltd. (Metals & Mining)	75,337
47,367	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	82,163
2,812	Hosken Consolidated Investments Ltd. (Industrial Conglomerates)	24,644
6,344	Hyprop Investments Ltd. (Equity Real Estate Investment Trusts (REITs))	47,719
7,220	Impala Platinum Holdings Ltd.* (Metals & Mining)	20,034
391	Imperial Holdings Ltd. (Distributors)	5,608

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
South Africa – (continued)
4,341	Investec Ltd. (Capital Markets)	$29,610
38,632	KAP Industrial Holdings Ltd. (Industrial Conglomerates)	23,225
1,469	Liberty Holdings Ltd. (Insurance)	11,548
22,606	Life Healthcare Group Holdings Ltd. (Health Care Providers & Services)	41,912
11,708	MMI Holdings Ltd. (Insurance)	15,568
1,939	Mondi Ltd. (Paper & Forest Products)	46,511
17,383	MTN Group Ltd. (Wireless Telecommunication Services)	150,938
5,074	Naspers Ltd. (Media)	1,236,191
1,247	Nedbank Group Ltd. (Banks)	18,274
22,923	Netcare Ltd. (Health Care Providers & Services)	40,354
1,917	Northam Platinum Ltd.* (Metals & Mining)	7,136
1,196	Novus Holdings Ltd. (Commercial Services & Supplies)	594
1,052	Pick n Pay Stores Ltd. (Food & Staples Retailing)	4,412
1,064	Pioneer Foods Group Ltd. (Food Products)	8,955
747	PSG Group Ltd. (Diversified Financial Services)	13,868
1,740	Rand Merchant Investment Holdings Ltd. (Insurance)	4,865
75,713	Redefine Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	56,817
1,640	Remgro Ltd. (Diversified Financial Services)	24,823
5,528	Resilient REIT Ltd. (Equity Real Estate Investment Trusts (REITs))	55,066
6,600	Reunert Ltd. (Industrial Conglomerates)	32,461
5,114	RMB Holdings Ltd. (Diversified Financial Services)	22,609
12,234	SA Corporate Real Estate Ltd. (Equity Real Estate Investment Trusts (REITs))	4,145
6,980	Sanlam Ltd. (Insurance)	34,937
6,327	Sappi Ltd. (Paper & Forest Products)	42,369
2,968	Sasol Ltd. (Chemicals)	86,718
3,372	Shoprite Holdings Ltd. (Food & Staples Retailing)	48,262
3,742	Sibanye Gold Ltd. (Metals & Mining)	4,845
4,890	Standard Bank Group Ltd. (Banks)	56,785
3,962	Telkom SA SOC Ltd. (Diversified Telecommunication Services)	14,841
7,750	The Bidvest Group Ltd. (Industrial Conglomerates)	94,094
434	The Foschini Group Ltd. (Specialty Retail)	4,159
1,660	The SPAR Group Ltd. (Food & Staples Retailing)	19,532
1,702	Tiger Brands Ltd. (Food Products)	46,484
2,917	Tsogo Sun Holdings Ltd. (Hotels, Restaurants & Leisure)	4,283

Common Stocks – (continued)
South Africa – (continued)
5,591	Vodacom Group Ltd. (Wireless Telecommunication Services)	60,763
4,673	Woolworths Holdings Ltd. (Multiline Retail)	18,638

		3,463,566

South Korea – 2.4%
127	Amorepacific Corp. (Personal Products)	35,635
165	AMOREPACIFIC Group (Personal Products)	21,159
121	BGF retail Co. Ltd. (Food & Staples Retailing)	8,641
5,600	BS Financial Group, Inc. (Banks)	49,687
2,161	Celltrion, Inc.* (Biotechnology)	334,067
199	CJ CheilJedang Corp. (Food Products)	65,118
136	CJ Corp. (Industrial Conglomerates)	22,673
379	Coway Co. Ltd. (Household Durables)	32,950
112	Daelim Industrial Co. Ltd. (Construction & Engineering)	8,347
1,020	Dongbu Insurance Co. Ltd. (Insurance)	64,216
554	E-MART, Inc. (Food & Staples Retailing)	110,899
181	Green Cross Corp. (Biotechnology)	34,102
589	Green Cross Holdings Corp. (Biotechnology)	19,912
965	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	57,138
1,354	Hana Financial Group, Inc. (Banks)	57,950
1,700	Hankook Tire Co. Ltd. (Auto Components)	82,052
105	Hanmi Pharm Co. Ltd.* (Pharmaceuticals)	43,469
229	Hanmi Science Co. Ltd.* (Pharmaceuticals)	18,772
110	Hanssem Co. Ltd. (Household Durables)	16,740
1,299	Hanwha Chemical Corp. (Chemicals)	35,385
2,883	Hanwha Life Insurance Co. Ltd. (Insurance)	20,370
274	Hyosung Corp. (Chemicals)	32,930
52	Hyundai Construction Equipment Co. Ltd.* (Machinery)	17,393
470	Hyundai Development Co-Engineering & Construction (Construction & Engineering)	16,840
60	Hyundai Electric & Energy System Co. Ltd.* (Electrical Equipment)	12,647
1,001	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	33,863
335	Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	45,213
294	Hyundai Heavy Industries Co. Ltd.* (Machinery)	41,121
1,781	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	72,160
456	Hyundai Mobis Co. Ltd. (Auto Components)	108,470
1,656	Hyundai Motor Co. (Automobiles)	238,243

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
36	Hyundai Robotics Co. Ltd.* (Semiconductors & Semiconductor Equipment)	$14,528
787	Hyundai Steel Co. (Metals & Mining)	40,448
11,412	Industrial Bank of Korea (Banks)	156,359
150	Kakao Corp. (Internet Software & Services)	19,298
1,084	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	33,227
1,323	KB Financial Group, Inc. (Banks)	69,172
9,880	KB Financial Group, Inc. ADR (Banks)	518,799
56	KCC Corp. (Building Products)	19,514
3,221	Kia Motors Corp. (Automobiles)	101,953
455	Korea Aerospace Industries Ltd. (Aerospace & Defense)	23,097
2,756	Korea Electric Power Corp. (Electric Utilities)	96,624
493	Korea Gas Corp.* (Gas Utilities)	18,006
332	Korea Investment Holdings Co. Ltd. (Capital Markets)	18,794
7,910	Korea Real Estate Investment & Trust Co. Ltd. (Real Estate Management & Development)	23,448
91	Korea Zinc Co. Ltd. (Metals & Mining)	41,626
1,500	KT Corp. ADR (Diversified Telecommunication Services)	21,585
735	KT&G Corp. (Tobacco)	69,541
1,657	LG Chem Ltd. (Chemicals)	597,442
989	LG Corp. (Industrial Conglomerates)	76,044
1,129	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components)	29,535
795	LG Electronics, Inc. (Household Durables)	64,718
213	LG Household & Health Care Ltd. (Personal Products)	223,770
8,128	LG Uplus Corp. (Diversified Telecommunication Services)	93,331
203	Lotte Chemical Corp. (Chemicals)	67,051
235	Lotte Corp. (Food Products)	15,622
182	Lotte Shopping Co. Ltd. (Multiline Retail)	36,578
44	Medy-Tox, Inc. (Biotechnology)	16,655
1,823	Mirae Asset Daewoo Co. Ltd. (Capital Markets)	16,543
1,238	NAVER Corp. (Internet Software & Services)	989,499
55	NCsoft Corp. (Software)	20,968
248	Orion Corp / Republic of Korea* (Food Products)	23,516
276	POSCO (Metals & Mining)	80,450
217	S-1 Corp. (Commercial Services & Supplies)	17,757
522	S-Oil Corp. (Oil, Gas & Consumable Fuels)	60,014
197	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	67,586

Common Stocks – (continued)
South Korea – (continued)
372	Samsung C&T Corp. (Industrial Conglomerates)	49,211
814	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	75,741
88	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	216,929
2,008	Samsung Electronics Co. Ltd. GDR	2,475,774
293	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	71,496
1,723	Samsung Heavy Industries Co. Ltd.* (Machinery)	18,159
704	Samsung Life Insurance Co. Ltd. (Insurance)	84,877
398	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	73,331
552	Samsung Securities Co. Ltd. (Capital Markets)	17,557
1,967	Shinhan Financial Group Co. Ltd. (Banks)	88,354
6,765	Shinhan Financial Group Co. Ltd. ADR (Banks)	306,252
243	SK Holdings Co. Ltd. (Industrial Conglomerates)	62,881
14,431	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,064,036
2,329	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	427,234
630	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	148,730
37,700	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	985,478
2,953	Woori Bank (Banks)	43,215
72	Yuhan Corp. (Pharmaceuticals)	13,119

		11,763,634

Spain – 0.5%
2,294	Abertis Infraestructuras SA (Transportation Infrastructure)	49,616
549	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	21,641
168	Aena SME SA(a) (Transportation Infrastructure)	30,824
1,381	Amadeus IT Group SA (IT Services)	93,699
7,946	Banco Bilbao Vizcaya Argentaria SA (Banks)	69,484
20,671	Banco de Sabadell SA (Banks)	41,388
5,329	Banco Santander SA (Banks)	36,127
26,274	Bankia SA (Banks)	125,386
16,663	Bankinter SA (Banks)	157,244
81,548	CaixaBank SA (Banks)	381,513
1,353	Distribuidora Internacional de Alimentacion SA (Food & Staples Retailing)	6,617

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
7,379	Ebro Foods SA (Food Products)	$177,491
1,240	Enagas SA (Oil, Gas & Consumable Fuels)	35,717
8,520	Endesa SA (Electric Utilities)	195,008
2,594	Ferrovial SA (Construction & Engineering)	56,333
3,870	Gas Natural SDG SA (Gas Utilities)	82,808
709	Grifols SA (Biotechnology)	22,188
8,797	Iberdrola SA (Electric Utilities)	71,089
12,259	Industria de Diseno Textil SA (Specialty Retail)	458,217
2,956	International Consolidated Airlines Group SA (Airlines)	24,966
23,336	Mapfre SA (Insurance)	76,320
7,417	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	97,935
1,861	Red Electrica Corp. SA (Electric Utilities)	41,207
4,815	Repsol SA (Oil, Gas & Consumable Fuels)	90,230

		2,443,048

Sweden – 0.9%
19,294	Alfa Laval AB (Machinery)	488,618
24,302	Atlas Copco AB Class A (Machinery)	1,065,678
4,629	BillerudKorsnas AB (Containers & Packaging)	79,670
2,368	Boliden AB (Metals & Mining)	82,861
21,878	Castellum AB (Real Estate Management & Development)	351,060
787	Electrolux AB Series B (Household Durables)	27,818
5,352	Elekta AB Class B (Health Care Equipment & Supplies)	51,465
5,688	Getinge AB Class B (Health Care Equipment & Supplies)	111,960
16,842	Hemfosa Fastigheter AB (Real Estate Management & Development)	204,624
816	Hennes & Mauritz AB Class B (Specialty Retail)	20,478
3,466	Husqvarna AB Class B (Household Durables)	33,860
2,661	ICA Gruppen AB (Food & Staples Retailing)	98,136
3,033	Industrivarden AB Class C (Diversified Financial Services)	77,938
1,516	Investor AB Class B (Diversified Financial Services)	75,113
1,611	Kinnevik AB Class B (Diversified Financial Services)	52,844
6,052	Loomis AB Class B (Commercial Services & Supplies)	242,828
3,026	Lundin Petroleum AB* (Oil, Gas & Consumable Fuels)	71,187
9,322	Mycronic AB (Electronic Equipment, Instruments & Components)	110,710

Common Stocks – (continued)
Sweden – (continued)
6,804	Nordea Bank AB (Banks)	82,224
1,798	Saab AB Class B (Aerospace & Defense)	91,857
1,251	Sandvik AB (Machinery)	22,835
13,237	Scandic Hotels Group AB(a) (Hotels, Restaurants & Leisure)	170,756
1,201	Securitas AB Class B (Commercial Services & Supplies)	21,073
4,395	Skandinaviska Enskilda Banken AB (Banks)	54,162
1,100	Skanska AB Class B (Construction & Engineering)	24,121
3,615	SKF AB Class B (Machinery)	84,008
2,698	Svenska Handelsbanken AB Class A (Banks)	38,669
2,697	Swedbank AB Class A (Banks)	66,933
2,607	Swedish Match AB (Tobacco)	98,208
13,561	Tele2 AB Class B (Wireless Telecommunication Services)	172,492
9,996	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	62,906
12,119	Telia Co. AB (Diversified Telecommunication Services)	56,092
2,465	Trelleborg AB Class B (Machinery)	61,042
3,059	Volvo AB Class B (Machinery)	60,587

		4,414,813

Switzerland – 3.3%
56,794	ABB Ltd. (Electrical Equipment)	1,483,177
262	Adecco Group AG (Professional Services)	20,786
18,712	Aryzta AG* (Food Products)	594,108
1,244	Baloise Holding AG (Insurance)	196,126
33	Barry Callebaut AG* (Food Products)	51,563
1	Chocoladefabriken Lindt & Spruengli AG (Food Products)	69,423
10,396	Chubb Ltd. (Insurance)	1,567,925
13,733	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	1,265,994
3,948	Clariant AG* (Chemicals)	99,331
3,357	Credit Suisse Group AG* (Capital Markets)	52,902
76	Dormakamba Holding AG Class B* (Building Products)	75,223
579	Dufry AG* (Specialty Retail)	86,183
152	EMS-Chemie Holding AG (Chemicals)	99,647
1,053	Ferguson PLC (Trading Companies & Distributors)	73,636
543	Flughafen Zuerich AG (Transportation Infrastructure)	118,089
94	Geberit AG (Building Products)	42,559
356	Georg Fischer AG (Machinery)	438,617
15	Givaudan SA (Chemicals)	33,499
22,223	Glencore PLC* (Metals & Mining)	107,186
215	Helvetia Holding AG (Insurance)	115,580
1,146	Julius Baer Group Ltd.* (Capital Markets)	67,783

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
102	Kuehne & Nagel International AG (Marine)	$17,821
798	LafargeHolcim Ltd.* (Construction Materials)	45,059
885	Logitech International SA (Technology Hardware, Storage & Peripherals)	31,647
240	Lonza Group AG* (Life Sciences Tools & Services)	63,759
14,738	Nestle SA (Food Products)	1,240,033
13,307	Novartis AG (Pharmaceuticals)	1,097,551
11,075	Novartis AG ADR (Pharmaceuticals)	914,574
1,171	Pargesa Holding SA (Diversified Financial Services)	98,061
174	Partners Group Holding AG (Capital Markets)	117,030
1,200	PSP Swiss Property AG (Real Estate Management & Development)	105,622
4,279	Roche Holding AG (Pharmaceuticals)	989,009
160	Schindler Holding AG (Machinery)	36,257
8	Sika AG (Chemicals)	59,212
522	Sonova Holding AG (Health Care Equipment & Supplies)	94,238
223	Straumann Holding AG (Health Care Equipment & Supplies)	155,699
428	Swiss Life Holding AG* (Insurance)	148,760
1,627	Swiss Prime Site AG* (Real Estate Management & Development)	138,865
26,111	Swiss Re AG (Insurance)	2,457,314
68	Swisscom AG (Diversified Telecommunication Services)	34,355
1,813	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	164,929
844	Temenos Group AG* (Software)	97,458
136	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	53,304
1,715	UBS Group AG* (Capital Markets)	29,178
480	Valora Holding AG (Specialty Retail)	153,842
388	Vifor Pharma AG (Pharmaceuticals)	49,905
2,942	Wizz Air Holdings PLC*(a) (Airlines)	127,976
2,895	Zurich Insurance Group AG (Insurance)	883,453

		16,064,248

Taiwan – 1.4%
19,000	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	22,970
65,214	Advanced Semiconductor Engineering, Inc. ADR (Semiconductors & Semiconductor Equipment)	401,718
10,089	Airtac International Group (Machinery)	163,542
18,000	Asia Cement Corp. (Construction Materials)	16,061
1,000	Catcher Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	10,643

Common Stocks – (continued)
Taiwan – (continued)
24,000	Cathay Financial Holding Co. Ltd. (Insurance)	39,658
11,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	21,712
90,000	China Airlines Ltd.* (Airlines)	36,705
57,000	China Development Financial Holding Corp. (Banks)	17,475
46,000	China Steel Corp. (Metals & Mining)	37,458
35,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	119,532
516,520	CTBC Financial Holding Co. Ltd. (Banks)	330,708
12,000	CTCI Corp. (Construction & Engineering)	18,604
3,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	14,435
34,686	E.Sun Financial Holding Co. Ltd. (Banks)	21,113
2,085	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	24,927
64,890	Eva Airways Corp. (Airlines)	31,985
33,000	Far Eastern New Century Corp. (Industrial Conglomerates)	28,302
14,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	32,872
6,720	Feng TAY Enterprise Co. Ltd. (Textiles, Apparel & Luxury Goods)	30,320
33,660	First Financial Holding Co. Ltd. (Banks)	21,716
10,000	Formosa Chemicals & Fibre Corp. (Chemicals)	30,380
16,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	56,009
19,000	Formosa Plastic Corp. (Chemicals)	57,921
20,000	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	31,874
5,000	Giant Manufacturing Co. Ltd. (Leisure Products)	25,706
2,000	Ginko International Co. Ltd. (Health Care Equipment & Supplies)	14,031
3,000	Grape King Bio Ltd. (Personal Products)	17,278
14,000	Great Wall Enterprise Co. Ltd. (Food Products)	15,923
26,000	Highwealth Construction Corp. (Real Estate Management & Development)	34,784
2,040	Hiwin Technologies Corp. (Machinery)	20,475
96,100	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	357,198
59,768	Hon Hai Precision Industry Co. Ltd. GDR (Electronic Equipment, Instruments & Components)	447,662
5,000	Hota Industrial Manufacturing Co. Ltd. (Auto Components)	23,367
3,000	Hotai Motor Co. Ltd. (Specialty Retail)	34,831

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
2,000	King Slide Works Co. Ltd. (Machinery)	$26,758
4,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	45,518
402,788	Mega Financial Holding Co. Ltd. (Banks)	316,630
17,000	Nan Ya Plastics Corp. (Chemicals)	41,953
2,000	OBI Pharma, Inc.* (Biotechnology)	11,418
5,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	12,956
4,799	PharmaEngine, Inc. (Biotechnology)	26,978
20,000	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	25,205
6,000	President Chain Store Corp. (Food & Staples Retailing)	53,952
10,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	23,558
36,000	Ruentex Development Co. Ltd.* (Real Estate Management & Development)	36,973
15,000	Ruentex Industries Ltd.* (Textiles, Apparel & Luxury Goods)	24,027
1,000	St. Shine Optical Co. Ltd. (Health Care Equipment & Supplies)	24,458
8,892	Standard Foods Corp. (Food Products)	22,028
19,000	Taiwan Cement Corp. (Construction Materials)	21,119
15,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	53,478
16,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	129,349
69,244	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	2,931,098
17,000	Teco Electric and Machinery Co. Ltd. (Electrical Equipment)	15,878
7,000	TTY Biopharm Co. Ltd. (Pharmaceuticals)	21,612
52,000	Uni-President Enterprises Corp. (Food Products)	108,649
45,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	23,225
59,000	Walsin Lihwa Corp. (Electrical Equipment)	30,157
45,000	Yuanta Financial Holding Co. Ltd. (Capital Markets)	20,013

		6,656,885

Thailand – 0.5%
9,600	Advanced Info Service PCL (Wireless Telecommunication Services)	56,189
57,805	Advanced Info Service PCL ADR (Wireless Telecommunication Services)	334,836
5,100	Advanced Info Service PCL NVDR (Wireless Telecommunication Services)	29,850

Common Stocks – (continued)
Thailand – (continued)
25,500	Airports of Thailand PCL (Transportation Infrastructure)	45,716
13,800	Airports of Thailand PCL NVDR (Transportation Infrastructure)	24,741
3,400	Bangkok Bank PCL (Banks)	20,581
7,415	Bangkok Bank PCL ADR (Banks)	215,394
82,800	Bangkok Dusit Medical Services PCL Class F (Health Care Providers & Services)	52,853
39,500	Bangkok Dusit Medical Services PCL NVDR (Health Care Providers & Services)	25,214
142,100	Bangkok Expressway & Metro PCL	33,385
522,300	Bangkok Land PCL (Real Estate Management & Development)	29,089
18,200	Berli Jucker PCL NVDR (Industrial Conglomerates)	29,320
64,300	BTS Group Holdings PCL (Road & Rail)	16,459
183,500	BTS Group Holdings PCL NVDR (Road & Rail)	46,972
7,500	Bumrungrad Hospital PCL (Health Care Providers & Services)	49,669
8,800	Bumrungrad Hospital PCL NVDR (Health Care Providers & Services)	58,278
14,900	Central Pattana PCL (Real Estate Management & Development)	35,658
16,200	Central Pattana PCL NVDR (Real Estate Management & Development)	38,769
20,700	Charoen Pokphand Foods PCL (Food Products)	16,194
73,300	Charoen Pokphand Foods PCL NVDR (Food Products)	57,345
18,700	CP ALL PCL (Food & Staples Retailing)	39,404
26,600	CP ALL PCL NVDR (Food & Staples Retailing)	56,051
9,600	Delta Electronics Thailand PCL (Electronic Equipment, Instruments & Components)	24,847
17,800	Delta Electronics Thailand PCL NVDR (Electronic Equipment, Instruments & Components)	46,070
4,300	Electricity Generating PCL (Independent Power and Renewable Electricity Producers)	29,771
32,000	Energy Absolute PCL NVDR (Oil, Gas & Consumable Fuels)	41,657
13,900	Glow Energy PCL (Independent Power and Renewable Electricity Producers)	37,658
15,800	Hana Microelectronics PCL (Electronic Equipment, Instruments & Components)	23,186
98,200	Home Product Center PCL (Specialty Retail)	37,840
24,000	Indorama Ventures PCL (Chemicals)	33,244

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Thailand – (continued)
33,700	Indorama Ventures PCL NVDR (Chemicals)	$46,680
7,100	Kasikornbank PCL (Banks)	48,734
8,000	KCE Electronics PCL (Electronic Equipment, Instruments & Components)	24,068
127,400	Krung Thai Bank PCL NVDR (Banks)	69,821
32,000	Minor International PCL (Hotels, Restaurants & Leisure)	41,662
8,400	Minor International PCL NVDR (Hotels, Restaurants & Leisure)	10,936
13,500	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	35,094
8,900	PTT Exploration & Production PCL NVDR (Oil, Gas & Consumable Fuels)	23,136
12,200	PTT Global Chemical PCL (Chemicals)	29,387
22,100	PTT Global Chemical PCL NVDR (Chemicals)	53,233
4,700	PTT PCL (Oil, Gas & Consumable Fuels)	59,463
800	PTT PCL NVDR (Oil, Gas & Consumable Fuels)	10,121
38,535	Siam Global House PCL (Specialty Retail)	21,231
542,700	Superblock PCL* (Independent Power and Renewable Electricity Producers)	20,421
101,300	Thai Beverage PCL (Beverages)	72,830
21,700	Thai Oil PCL NVDR (Oil, Gas & Consumable Fuels)	66,629
2,100	The Siam Cement PCL (Construction Materials)	30,975
10,400	The Siam Commercial Bank PCL	45,875
779,800	TMB Bank PCL NVDR (Banks)	60,562
140,984	True Corp. PCL* (Diversified Telecommunication Services)	26,097
24,200	True Corp. PCL NVDR* (Diversified Telecommunication Services)	4,480
303,100	WHA Corp. PCL (Real Estate Management & Development)	35,036

		2,422,711

Turkey – 0.2%
12,661	Akbank Turk AS (Banks)	33,493
4,635	Aksa Akrilik Kimya Sanayii AS (Textiles, Apparel & Luxury Goods)	16,332
13,030	Aksa Enerji Uretim AS* (Independent Power and Renewable Electricity Producers)	11,805
3,501	Anadolu Efes Biracilik Ve Malt Sanayii AS (Beverages)	20,278
9,439	Arcelik AS (Household Durables)	51,646
3,743	Aygaz AS (Gas Utilities)	15,914
3,783	BIM Birlesik Magazalar AS (Food & Staples Retailing)	77,202
1,569	Coca-Cola Icecek AS (Beverages)	15,994

Common Stocks – (continued)
Turkey – (continued)
102,239	Emlak Konut Gayrimenkul Yatirim Ortakligi AS* (Equity Real Estate Investment Trusts (REITs))	71,353
35,409	Enka Insaat ve Sanayi AS (Industrial Conglomerates)	53,764
48,540	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	114,075
1,777	Ford Otomotiv Sanayi AS (Automobiles)	25,105
9,329	Haci Omer Sabanci Holding AS (Diversified Financial Services)	25,969
52,570	Is Gayrimenkul Yatirim Ortakligi AS (Equity Real Estate Investment Trusts (REITs))	18,421
7,915	KOC Holding AS (Industrial Conglomerates)	35,443
19,232	Petkim Petrokimya Holding AS (Chemicals)	33,721
11,558	Soda Sanayii AS (Chemicals)	15,996
2,621	TAV Havalimanlari Holding AS (Transportation Infrastructure)	13,067
3,025	Tofas Turk Otomobil Fabrikasi AS (Automobiles)	24,675
3,982	Tupras Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels)	143,469
21,704	Turk Hava Yollari AO* (Airlines)	59,563
15,411	Turk Telekomunikasyon AS* (Diversified Telecommunication Services)	26,263
24,995	Turkcell Iletisim Hizmetleri AS (Wireless Telecommunication Services)	93,662
17,387	Turkiye Garanti Bankasi AS (Banks)	47,903
5,603	Turkiye Halk Bankasi AS (Banks)	16,368
29,247	Turkiye Is Bankasi Class C (Banks)	55,200
3,825	Turkiye Vakiflar Bankasi TAO Class D (Banks)	6,398
2,557	Ulker Biskuvi Sanayi AS (Food Products)	13,655

		1,136,734

United Arab Emirates – 0.1%
25,760	Abu Dhabi Commercial Bank PJSC (Banks)	51,833
96,000	Air Arabia PJSC (Airlines)	32,412
58,590	Ajman Bank PJSC* (Banks)	18,346
26,872	Aldar Properties PJSC (Real Estate Management & Development)	17,414
18,886	Arabtec Holding PJSC* (Construction & Engineering)	15,085
39,620	DAMAC Properties Dubai Co. PJSC (Real Estate Management & Development)	42,612
808	DP World Ltd. (Transportation Infrastructure)	19,182
59,284	Dubai Financial Market PJSC* (Capital Markets)	18,707

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
United Arab Emirates – (continued)
51,450	Dubai Investments PJSC (Capital Markets)	$36,843
41,980	Dubai Islamic Bank PJSC (Banks)	69,961
85,000	DXB Entertainments PJSC* (Hotels, Restaurants & Leisure)	17,127
49,167	Emaar Malls Group PJSC (Real Estate Management & Development)	30,925
18,413	Emaar Properties PJSC (Real Estate Management & Development)	41,552
3,588	Emirates Telecommunications Group Co. PJSC (Diversified Telecommunication Services)	17,438
10,487	First Abu Dhabi Bank PJSC (Banks)	29,554
38,563	National Central Cooling Co. PJSC (Building Products)	22,009

		481,000

United Kingdom – 7.9%
7,794	3i Group PLC (Capital Markets)	99,468
11,891	Abcam PLC (Biotechnology)	157,141
4,049	Admiral Group PLC (Insurance)	103,435
7,462	Anglo American PLC (Metals & Mining)	140,756
18,987	Aon PLC (Insurance)	2,723,305
4,193	Ashtead Group PLC (Trading Companies & Distributors)	108,010
2,781	ASOS PLC* (Internet & Direct Marketing Retail)	210,375
16,364	AstraZeneca PLC (Pharmaceuticals)	1,107,204
12,190	Auto Trader Group PLC(a) (Internet Software & Services)	55,432
151,312	Aviva PLC (Insurance)	1,015,065
11,244	Babcock International Group PLC (Commercial Services & Supplies)	121,240
9,595	BAE Systems PLC (Aerospace & Defense)	75,583
134,303	Balfour Beatty PLC (Construction & Engineering)	488,579
582,662	Barclays PLC (Banks)	1,437,841
17,062	Barratt Developments PLC (Household Durables)	148,351
22,722	Beazley PLC (Insurance)	152,424
6,221	Bellway PLC (Household Durables)	301,630
3,116	Berkeley Group Holdings PLC (Household Durables)	154,822
25,144	BHP Billiton PLC (Metals & Mining)	455,248
68,232	boohoo.com PLC* (Internet & Direct Marketing Retail)	181,711
211,188	BP PLC (Oil, Gas & Consumable Fuels)	1,432,416
25,815	British American Tobacco PLC (Tobacco)	1,667,903
10,492	BT Group PLC (Diversified Telecommunication Services)	36,151
2,946	Bunzl PLC (Trading Companies & Distributors)	91,769
8,877	Burford Capital Ltd. (Capital Markets)	146,196

Common Stocks – (continued)
United Kingdom – (continued)
8,389	Cairn Energy PLC* (Oil, Gas & Consumable Fuels)	23,558
4,405	Capita PLC (Professional Services)	30,677
12,424	Carnival PLC (Hotels, Restaurants & Leisure)	819,093
8,120	Clinigen Healthcare Ltd.* (Life Sciences Tools & Services)	126,934
306,865	Cobham PLC* (Aerospace & Defense)	566,512
496	Coca-Cola European Partners PLC (Beverages)	20,346
58,189	Compass Group PLC (Hotels, Restaurants & Leisure)	1,277,501
16,773	Conviviality PLC (Food & Staples Retailing)	94,733
2,412	Croda International PLC (Chemicals)	134,046
3,611	Dechra Pharmaceuticals PLC (Pharmaceuticals)	98,610
16,074	Diageo PLC (Beverages)	548,908
1,129	Dialog Semiconductor PLC* (Semiconductors & Semiconductor Equipment)	56,406
35,707	Direct Line Insurance Group PLC (Insurance)	176,233
40,298	DS Smith PLC (Containers & Packaging)	278,699
56,850	Experian PLC (Professional Services)	1,197,732
16,766	Ferroglobe PLC (Metals & Mining)	268,088
4,331	Fevertree Drinks PLC (Beverages)	122,005
9,324	G4S PLC (Commercial Services & Supplies)	34,792
354,603	GKN PLC (Auto Components)	1,494,600
51,493	GlaxoSmithKline PLC (Pharmaceuticals)	924,162
19,166	GVC Holdings PLC (Hotels, Restaurants & Leisure)	238,647
6,074	Halma PLC (Electronic Equipment, Instruments & Components)	95,306
13,393	Hammerson PLC (Equity Real Estate Investment Trusts (REITs))	93,232
18,887	Hastings Group Holdings PLC(a) (Insurance)	79,042
104,115	Hays PLC (Professional Services)	257,730
4,182	Hill & Smith Holdings PLC (Metals & Mining)	73,428
14,592	HSBC Holdings PLC (Banks)	142,493
29,688	Ibstock PLC(a) (Construction Materials)	97,830
3,627	IHS Markit Ltd.* (Professional Services)	154,546
437	Imperial Brands PLC (Tobacco)	17,817
19,858	Inchcape PLC (Distributors)	206,123
12,294	Informa PLC (Media)	113,795
6,632	Inmarsat PLC (Diversified Telecommunication Services)	54,704
286	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	15,845

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
11,854	InterContinental Hotels Group PLC ADR (Hotels, Restaurants & Leisure)	$658,964
22,323	Intermediate Capital Group PLC (Capital Markets)	288,242
1,363	Intertek Group PLC (Professional Services)	98,192
82,274	IQE PLC* (Semiconductors & Semiconductor Equipment)	158,991
26,120	J Sainsbury PLC (Food & Staples Retailing)	84,112
33,320	JD Sports Fashion PLC (Specialty Retail)	158,252
23,305	Just Eat PLC* (Internet Software & Services)	241,441
19,656	KAZ Minerals PLC* (Metals & Mining)	212,235
36,291	Kingfisher PLC (Specialty Retail)	150,885
7,006	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	89,983
823,278	Lloyds Banking Group PLC (Banks)	746,244
352	London Stock Exchange Group PLC (Capital Markets)	17,579
21,635	Marks & Spencer Group PLC (Multiline Retail)	98,880
4,491	Mediclinic International PLC (Health Care Providers & Services)	34,581
21,708	Melrose Industries PLC (Electrical Equipment)	63,406
10,461	Micro Focus International PLC (Software)	367,437
3,723	Mondi PLC (Paper & Forest Products)	90,038
38,178	National Express Group PLC (Road & Rail)	186,345
19,905	National Grid PLC (Multi-Utilities)	239,606
358	Next PLC (Multiline Retail)	23,401
2,088	Nielsen Holdings PLC (Professional Services)	77,402
4,430	NMC Health PLC (Health Care Providers & Services)	170,223
3,534	Nostrum Oil & Gas PLC* (Oil, Gas & Consumable Fuels)	17,667
15,758	Old Mutual PLC (Insurance)	39,974
10,265	Pearson PLC (Media)	95,851
11,466	Pennon Group PLC (Water Utilities)	120,927
4,491	Persimmon PLC (Household Durables)	167,131
1,337	Provident Financial PLC (Consumer Finance)	16,541
34,231	Prudential PLC (Insurance)	840,212
56,016	QinetiQ Group PLC (Aerospace & Defense)	181,578
2,498	Randgold Resources Ltd. (Metals & Mining)	245,473
13,678	Reckitt Benckiser Group PLC (Household Products)	1,223,725
26,908	Redrow PLC (Household Durables)	232,653
2,034	RELX PLC (Professional Services)	46,804

Common Stocks – (continued)
United Kingdom – (continued)
106,765	Rentokil Initial PLC (Commercial Services & Supplies)	476,102
4,477	Rightmove PLC (Internet Software & Services)	247,002
3,720	Rio Tinto PLC (Metals & Mining)	175,809
104,105	Rolls-Royce Holdings PLC* (Aerospace & Defense)	28,759
29,305	Royal Bank of Scotland Group PLC* (Banks)	110,086
2,521	Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	79,361
50,861	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	1,637,585
24,002	Royal Mail PLC (Air Freight & Logistics)	119,352
14,520	RPC Group PLC (Containers & Packaging)	181,711
24,092	RSA Insurance Group PLC (Insurance)	201,176
1,905	Schroders PLC (Capital Markets)	88,386
17,578	Segro PLC (Equity Real Estate Investment Trusts (REITs))	126,897
2,346	Severn Trent PLC (Water Utilities)	65,780
2,396	Smiths Group PLC (Industrial Conglomerates)	49,995
42,156	SSE PLC (Electric Utilities)	774,233
22,800	SSP Group Plc (Hotels, Restaurants & Leisure)	177,067
3,116	St. James’s Place PLC (Capital Markets)	48,703
9,847	Standard Chartered PLC* (Banks)	98,075
15,577	Standard Life Aberdeen PLC (Diversified Financial Services)	88,886
9,801	Tate & Lyle PLC (Food Products)	84,193
42,460	Taylor Wimpey PLC (Household Durables)	112,522
17,757	Tesco PLC (Food & Staples Retailing)	42,787
9,263	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	73,958
6,332	The Sage Group PLC (Software)	62,678
2,704	The Weir Group PLC (Machinery)	70,100
27,213	TP ICAP PLC (Capital Markets)	196,798
7,663	Travis Perkins PLC (Trading Companies & Distributors)	154,700
923	Unilever PLC (Personal Products)	52,310
13,754	United Utilities Group PLC (Water Utilities)	152,169
7,050	Vedanta Resources PLC (Metals & Mining)	83,137
19,374	Vesuvius PLC (Machinery)	151,147
54,363	Virgin Money Holdings UK PLC (Banks)	210,589
334,724	Vodafone Group PLC (Wireless Telecommunication Services)	957,424
1,667	Whitbread PLC (Hotels, Restaurants & Leisure)	81,760
40,642	William Morrison Supermarkets PLC (Food & Staples Retailing)	121,020
6,746	Worldpay Group PLC(a) (IT Services)	36,365

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
66,205	WPP PLC (Media)	$1,147,065

		38,596,890

United States – 41.4%
440	3M Co. (Industrial Conglomerates)	101,284
4,407	Abbott Laboratories (Health Care Equipment & Supplies)	238,992
3,685	ABM Industries, Inc. (Commercial Services & Supplies)	154,659
11,654	ACCO Brands Corp.* (Commercial Services & Supplies)	152,085
585	Activision Blizzard, Inc. (Software)	38,312
417	Adobe Systems, Inc.* (Software)	73,042
20,815	Advance Auto Parts, Inc. (Specialty Retail)	1,701,418
3,302	Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	36,272
6,678	Aegion Corp.* (Construction & Engineering)	155,531
7,011	Aetna, Inc. (Health Care Providers & Services)	1,192,080
553	Affiliated Managers Group, Inc. (Capital Markets)	103,135
1,872	Aflac, Inc. (Insurance)	157,042
2,015	Agilent Technologies, Inc. (Life Sciences Tools & Services)	137,080
6,857	Air Lease Corp. (Trading Companies & Distributors)	297,937
204	Air Products & Chemicals, Inc. (Chemicals)	32,524
2,173	Akamai Technologies, Inc.* (Internet Software & Services)	113,539
2,606	Alamo Group, Inc. (Machinery)	274,933
1,502	Alaska Air Group, Inc. (Airlines)	99,177
1,323	Albemarle Corp. (Chemicals)	186,397
1,500	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	185,940
366	Alexion Pharmaceuticals, Inc.* (Biotechnology)	43,796
343	Align Technology, Inc.* (Health Care Equipment & Supplies)	81,970
408	Alleghany Corp.* (Insurance)	231,018
241	Alliance Data Systems Corp. (IT Services)	53,919
7,278	Alliant Energy Corp. (Electric Utilities)	314,846
10,451	Ally Financial, Inc. (Consumer Finance)	273,085
2,342	Alphabet, Inc. Class C* (Internet Software & Services)	2,380,971
2,123	Altria Group, Inc. (Tobacco)	136,339
4,220	AMC Networks, Inc. Class A* (Media)	214,714
2,870	Amdocs Ltd. (IT Services)	186,837
5,500	Ameren Corp. (Multi-Utilities)	340,945
841	American Airlines Group, Inc. (Airlines)	39,376

Common Stocks – (continued)
United States – (continued)
3,654	American Electric Power Co., Inc. (Electric Utilities)	271,894
1,571	American Express Co. (Consumer Finance)	150,062
21,027	American International Group, Inc. (Insurance)	1,358,554
533	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	76,576
3,922	American Water Works Co., Inc. (Water Utilities)	344,195
698	Ameriprise Financial, Inc. (Capital Markets)	109,265
9,538	Ameris Bancorp (Banks)	456,870
5,409	AMERISAFE, Inc. (Insurance)	349,962
27,349	AmerisourceBergen Corp. (Health Care Providers & Services)	2,104,506
1,997	AMETEK, Inc. (Electrical Equipment)	134,778
1,682	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	146,334
11,176	Amplify Snack Brands, Inc.* (Food Products)	71,415
944	Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	46,605
1,960	Andeavor (Oil, Gas & Consumable Fuels)	208,230
1,483	Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	101,882
42,372	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	485,583
1,290	ANSYS, Inc.* (Software)	176,356
5,818	Anthem, Inc. (Health Care Providers & Services)	1,217,184
12,122	Anworth Mortgage Asset Corp. (Mortgage Real Estate Investment Trusts (REITs))	67,762
11,947	Apple, Inc. (Technology Hardware, Storage & Peripherals)	2,019,521
5,079	Arch Capital Group Ltd.* (Insurance)	506,072
1,413	Archer-Daniels-Midland Co. (Food Products)	57,749
4,785	Arconic, Inc. (Aerospace & Defense)	120,199
10,148	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	131,721
4,636	Arthur J Gallagher & Co. (Insurance)	293,598
1,404	Aspen Insurance Holdings Ltd. (Insurance)	60,232
8,153	Assured Guaranty Ltd. (Insurance)	302,476
6,194	AT&T, Inc. (Diversified Telecommunication Services)	208,428
1,838	Autoliv, Inc. (Auto Components)	229,493
602	Automatic Data Processing, Inc. (IT Services)	69,989
2,457	AutoZone, Inc.* (Specialty Retail)	1,448,401
765	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	138,717

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
29,658	Axis Capital Holdings Ltd. (Insurance)	$1,613,099
1,967	Baker Hughes a GE Co. (Energy Equipment & Services)	61,823
3,894	Balchem Corp. (Chemicals)	328,225
3,294	Ball Corp. (Containers & Packaging)	141,411
11,711	Bank of America Corp. (Banks)	320,764
5,049	BankUnited, Inc. (Banks)	175,958
6,028	Baxter International, Inc. (Health Care Equipment & Supplies)	388,625
5,634	BB&T Corp. (Banks)	277,418
851	Becton Dickinson & Co. (Health Care Equipment & Supplies)	177,578
3,903	Belden, Inc. (Electronic Equipment, Instruments & Components)	311,889
15,880	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	2,968,607
6,869	Best Buy Co., Inc. (Specialty Retail)	384,527
1,254	BioMarin Pharmaceutical, Inc.* (Biotechnology)	102,941
5,197	Blackbaud, Inc. (Software)	526,456
197	BlackRock, Inc. (Capital Markets)	92,754
4,344	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	138,270
6,886	BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	147,705
2,578	Booz Allen Hamilton Holding Corp. (IT Services)	97,423
3,571	BorgWarner, Inc. (Auto Components)	188,263
2,618	Boston Scientific Corp.* (Health Care Equipment & Supplies)	73,671
3,167	Bristow Group, Inc. (Energy Equipment & Services)	29,896
821	Broadridge Financial Solutions, Inc. (IT Services)	70,540
10,203	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	350,881
1,703	Brown-Forman Corp. Class B (Beverages)	97,105
3,881	Bunge Ltd. (Food Products)	266,935
2,357	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	185,095
514	C.R. Bard, Inc. (Health Care Equipment & Supplies)	168,114
4,332	CA, Inc. (Software)	140,270
1,037	Cabot Corp. (Chemicals)	63,216
2,399	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	66,452
1,979	Cadence Design Systems, Inc.* (Software)	85,414
11,896	Callidus Software, Inc.* (Software)	301,564
5,423	Cambrex Corp.* (Life Sciences Tools & Services)	234,545
3,237	Campbell Soup Co. (Food Products)	153,337

Common Stocks – (continued)
United States – (continued)
4,363	Cantel Medical Corp. (Health Care Equipment & Supplies)	427,923
893	Capital One Financial Corp. (Consumer Finance)	82,317
26,276	Cardinal Health, Inc. (Health Care Providers & Services)	1,626,484
437	CarMax, Inc.* (Specialty Retail)	32,819
2,130	Cars.com, Inc.* (Internet Software & Services)	50,737
11,620	Catalent, Inc.* (Pharmaceuticals)	494,896
12,129	Cathay General Bancorp (Banks)	506,992
770	Cboe Global Markets, Inc. (Capital Markets)	87,056
32,257	CBRE Group, Inc. Class A* (Real Estate Management & Development)	1,268,345
576	CBS Corp. Class B (Media)	32,325
1,484	CDK Global, Inc. (Software)	94,323
597	CDW Corp. (Electronic Equipment, Instruments & Components)	41,790
1,265	Celanese Corp. Series A (Chemicals)	131,952
3,184	Centene Corp.* (Health Care Providers & Services)	298,245
11,241	CenterPoint Energy, Inc. (Multi-Utilities)	332,509
6,089	CenturyLink, Inc. (Diversified Telecommunication Services)	115,630
18,697	Cerner Corp.* (Health Care Technology)	1,262,421
613	Charter Communications, Inc. Class A* (Media)	204,846
2,939	Chatham Lodging Trust (Equity Real Estate Investment Trusts (REITs))	63,923
1,104	Chemed Corp. (Health Care Providers & Services)	246,667
2,105	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	98,388
875	Chevron Corp. (Oil, Gas & Consumable Fuels)	101,404
410	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	111,479
2,460	Church & Dwight Co., Inc. (Household Products)	111,118
2,217	Cigna Corp. (Health Care Providers & Services)	437,237
568	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	66,416
2,711	Cincinnati Financial Corp. (Insurance)	190,231
832	Cintas Corp. (Commercial Services & Supplies)	124,001
2,921	Cisco Systems, Inc. (Communications Equipment)	99,752
3,354	CIT Group, Inc. (Banks)	156,363
1,747	Citigroup, Inc. (Banks)	128,404
10,945	Citizens Financial Group, Inc. (Banks)	416,019
1,018	Citrix Systems, Inc.* (Software)	84,097
3,463	CME Group, Inc. (Capital Markets)	475,020
8,566	CMS Energy Corp. (Multi-Utilities)	414,337

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
31,345	Cognizant Technology Solutions Corp. Class A (IT Services)	$2,371,876
7,586	Cohen & Steers, Inc. (Capital Markets)	329,915
1,095	Coherent, Inc.* (Electronic Equipment, Instruments & Components)	287,667
440	Colgate-Palmolive Co. (Household Products)	30,998
4,360	Columbia Banking System, Inc. (Banks)	189,704
67,456	Comcast Corp. Class A (Media)	2,430,440
5,032	Comerica, Inc. (Banks)	395,364
3,203	Compass Minerals International, Inc. (Metals & Mining)	210,117
4,226	Conagra Brands, Inc. (Food Products)	144,360
1,148	Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	154,073
2,257	ConocoPhillips (Oil, Gas & Consumable Fuels)	115,446
5,122	Consolidated Edison, Inc. (Multi-Utilities)	440,748
975	Constellation Brands, Inc. Class A (Beverages)	213,613
3,860	Convergys Corp. (IT Services)	99,318
5,380	Corning, Inc. (Electronic Equipment, Instruments & Components)	168,448
472	Costco Wholesale Corp. (Food & Staples Retailing)	76,030
9,611	Cotiviti Holdings, Inc.* (Health Care Technology)	337,923
2,583	Coty, Inc. Class A (Personal Products)	39,778
757	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	81,060
603	CSX Corp. (Road & Rail)	30,409
991	Cummins, Inc. (Machinery)	175,288
570	Curtiss-Wright Corp. (Aerospace & Defense)	67,403
62,486	CVS Health Corp. (Food & Staples Retailing)	4,282,166
30,596	CYS Investments, Inc. (Mortgage Real Estate Investment Trusts (REITs))	244,768
4,851	D.R. Horton, Inc. (Household Durables)	214,463
2,594	Danaher Corp. (Health Care Equipment & Supplies)	239,348
2,972	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	244,506
2,735	DaVita, Inc.* (Health Care Providers & Services)	166,124
557	Deere & Co. (Machinery)	74,014
2,528	Delta Air Lines, Inc. (Airlines)	126,476
2,067	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	126,232
1,641	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	60,553
597	Diamondback Energy, Inc.* (Oil, Gas & Consumable Fuels)	63,975
5,096	Dick’s Sporting Goods, Inc. (Specialty Retail)	124,699

Common Stocks – (continued)
United States – (continued)
2,210	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	261,752
13,970	Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	294,068
2,302	Discover Financial Services (Consumer Finance)	153,152
785	DISH Network Corp. Class A* (Media)	38,104
28,510	Dollar General Corp. (Multiline Retail)	2,304,748
838	Dollar Tree, Inc.* (Multiline Retail)	76,468
753	Dominion Energy, Inc. (Multi-Utilities)	61,098
1,442	Dover Corp. (Machinery)	137,697
3,855	DowDuPont, Inc. (Chemicals)	278,755
1,757	Dr. Pepper Snapple Group, Inc. (Beverages)	150,505
4,893	Dril-Quip, Inc.* (Energy Equipment & Services)	205,995
3,522	DTE Energy Co. (Multi-Utilities)	389,040
4,958	Duke Energy Corp. (Electric Utilities)	437,841
6,168	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	175,665
6,050	E*TRADE Financial Corp.* (Capital Markets)	263,719
2,007	Eastman Chemical Co. (Chemicals)	182,256
2,020	eBay, Inc.* (Internet Software & Services)	76,033
174	Ecolab, Inc. (Chemicals)	22,735
5,112	Edison International (Electric Utilities)	408,704
9,018	Education Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	314,728
695	Electronic Arts, Inc.* (Software)	83,122
1,309	Eli Lilly & Co. (Pharmaceuticals)	107,259
513	Emerson Electric Co. (Electrical Equipment)	33,068
4,653	EnerSys (Electrical Equipment)	322,779
3,162	Engility Holdings, Inc.* (Aerospace & Defense)	106,465
2,799	Entergy Corp. (Electric Utilities)	241,442
2,709	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	270,548
5,432	EPAM Systems, Inc.* (IT Services)	495,127
3,667	EQT Corp. (Oil, Gas & Consumable Fuels)	229,334
574	Equifax, Inc. (Professional Services)	62,296
261	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	120,974
1,813	Equity Residential (Equity Real Estate Investment Trusts (REITs))	121,942
6,828	Essent Group Ltd.* (Thrifts & Mortgage Finance)	291,009
1,081	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	283,687
6,615	Everest Re Group Ltd. (Insurance)	1,570,732
4,284	Eversource Energy (Electric Utilities)	268,350
5,926	Exelon Corp. (Electric Utilities)	238,284
6,045	ExlService Holdings, Inc.* (IT Services)	377,329

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
570	Expedia, Inc. (Internet & Direct Marketing Retail)	$71,056
3,507	Expeditors International of Washington, Inc. (Air Freight & Logistics)	204,739
3,705	Express Scripts Holding Co.* (Health Care Providers & Services)	227,079
1,689	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	137,806
6,321	Extraction Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	100,820
2,877	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	239,798
950	F5 Networks, Inc.* (Communications Equipment)	115,207
169	Facebook, Inc. Class A* (Internet Software & Services)	30,430
864	Fastenal Co. (Trading Companies & Distributors)	40,582
3,304	FCB Financial Holdings, Inc. Class A* (Banks)	154,297
633	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	76,289
731	FedEx Corp. (Air Freight & Logistics)	165,067
3,743	Ferro Corp.* (Chemicals)	89,158
17,993	Ferroglobe Representation & Warranty Insurance Trust*(b) (Metals & Mining)	—
1,851	Fidelity National Information Services, Inc. (IT Services)	171,699
12,902	Fifth Third Bancorp (Banks)	372,868
1,134	First American Financial Corp. (Insurance)	61,712
597	First Citizens BancShares, Inc. Class A (Banks)	241,785
2,264	First Merchants Corp. (Banks)	97,352
2,556	First Midwest Bancorp, Inc. (Banks)	59,018
3,752	First Republic Bank (Banks)	365,445
3,167	FirstCash, Inc. (Consumer Finance)	202,213
7,219	FirstEnergy Corp. (Electric Utilities)	237,866
606	Fiserv, Inc.* (IT Services)	78,435
8,022	Five Below, Inc.* (Specialty Retail)	443,215
1,802	Fluor Corp. (Construction & Engineering)	77,648
1,093	FMC Corp. (Chemicals)	101,496
12,161	FNF Group (Insurance)	455,065
5,159	Foot Locker, Inc. (Specialty Retail)	155,183
5,033	Ford Motor Co. (Automobiles)	61,755
526	Fortive Corp. (Machinery)	38,009
518	Fortune Brands Home & Security, Inc. (Building Products)	34,219
15,318	Forum Energy Technologies, Inc.* (Energy Equipment & Services)	220,579
2,479	Franklin Resources, Inc. (Capital Markets)	104,440
10,272	Freeport-McMoRan, Inc.* (Metals & Mining)	143,603

Common Stocks – (continued)
United States – (continued)
1,748	Fresh Del Monte Produce, Inc. (Food Products)	77,803
3,308	FTD Cos., Inc.* (Internet & Direct Marketing Retail)	35,726
3,354	FTI Consulting, Inc.* (Professional Services)	143,383
4,581	Gardner Denver Holdings, Inc.* (Machinery)	132,162
1,069	Gartner, Inc.* (IT Services)	133,956
485	General Dynamics Corp. (Aerospace & Defense)	98,445
4,402	General Electric Co. (Industrial Conglomerates)	88,744
823	General Mills, Inc. (Food Products)	42,730
2,052	General Motors Co. (Automobiles)	88,195
62,150	Gentex Corp. (Auto Components)	1,206,331
660	Genuine Parts Co. (Distributors)	58,232
5,068	GGP, Inc. (Equity Real Estate Investment Trusts (REITs))	98,623
9,047	Glacier Bancorp, Inc. (Banks)	343,424
3,173	Global Indemnity Ltd.* (Insurance)	133,171
535	Global Payments, Inc. (IT Services)	55,613
14,727	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	469,349
10,489	Grand Canyon Education, Inc.* (Diversified Consumer Services)	938,870
2,278	Granite Construction, Inc. (Construction & Engineering)	145,086
29,278	Graphic Packaging Holding Co. (Containers & Packaging)	453,516
871	Group 1 Automotive, Inc. (Specialty Retail)	68,434
3,339	Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	45,744
4,219	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	94,928
3,751	Hanmi Financial Corp. (Banks)	115,343
1,452	Harley-Davidson, Inc. (Automobiles)	68,738
1,307	Harris Corp. (Communications Equipment)	182,091
1,805	Hasbro, Inc. (Leisure Products)	167,125
4,718	HCP, Inc. (Equity Real Estate Investment Trusts (REITs))	121,913
9,186	Healthcare Services Group, Inc. (Commercial Services & Supplies)	485,848
16,114	Heartland Express, Inc. (Road & Rail)	343,712
4,821	HEICO Corp. (Aerospace & Defense)	437,168
4,376	HEICO Corp. Class A (Aerospace & Defense)	333,014
3,795	Heidrick & Struggles International, Inc. (Professional Services)	94,306
2,265	Helen of Troy Ltd.* (Household Durables)	210,418
955	Henry Schein, Inc.* (Health Care Providers & Services)	75,063

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
2,368	Hess Corp. (Oil, Gas & Consumable Fuels)	$104,571
2,986	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	41,565
5,874	Hibbett Sports, Inc.* (Specialty Retail)	75,187
1,541	Hillenbrand, Inc. (Machinery)	60,947
16,279	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	1,176,646
5,395	Hologic, Inc.* (Health Care Equipment & Supplies)	204,201
530	Honeywell International, Inc. (Industrial Conglomerates)	76,405
5,215	Hormel Foods Corp. (Food Products)	162,499
7,651	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	149,654
2,389	HP, Inc. (Technology Hardware, Storage & Peripherals)	51,483
6,521	HubSpot, Inc.* (Software)	564,393
1,460	Humana, Inc. (Health Care Providers & Services)	372,811
24,700	Huntington Bancshares, Inc. (Banks)	340,860
334	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	77,765
58	Huron Consulting Group, Inc.* (Professional Services)	2,123
3,820	IBERIABANK Corp. (Banks)	281,725
4,000	ICF International, Inc.* (Professional Services)	214,800
3,915	ICU Medical, Inc.* (Health Care Equipment & Supplies)	748,156
4,011	IDACORP, Inc. (Electric Utilities)	369,132
684	IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	113,660
437	Illinois Tool Works, Inc. (Machinery)	68,399
518	Illumina, Inc.* (Life Sciences Tools & Services)	106,288
15,224	Impax Laboratories, Inc.* (Pharmaceuticals)	276,316
8,582	INC Research Holdings, Inc. Class A* (Life Sciences Tools & Services)	490,461
576	Incyte Corp.* (Biotechnology)	65,232
1,120	Infinity Property & Casualty Corp. (Insurance)	105,672
715	Ingredion, Inc. (Food Products)	89,625
4,721	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	212,681
1,886	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	88,227
2,742	Intel Corp. (Semiconductors & Semiconductor Equipment)	124,734
5,352	Intercontinental Exchange, Inc. (Capital Markets)	353,767
485	International Business Machines Corp. (IT Services)	74,719

Common Stocks – (continued)
United States – (continued)
1,038	International Flavors & Fragrances, Inc. (Chemicals)	153,022
496	International Paper Co. (Containers & Packaging)	28,406
564	Intuit, Inc. (Software)	85,175
516	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	193,686
3,169	Invesco Ltd. (Capital Markets)	113,419
859	J.B. Hunt Transport Services, Inc. (Road & Rail)	91,389
10,210	Jagged Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	141,817
2,868	John Bean Technologies Corp. (Machinery)	306,589
354	Johnson & Johnson (Pharmaceuticals)	49,351
1,012	Jones Lang LaSalle, Inc. (Real Estate Management & Development)	131,044
3,133	JPMorgan Chase & Co. (Banks)	315,211
7,360	Juniper Networks, Inc. (Communications Equipment)	182,749
16,550	Kansas City Southern (Road & Rail)	1,724,841
10,137	KapStone Paper & Packaging Corp. (Paper & Forest Products)	227,677
2,708	KAR Auction Services, Inc. (Commercial Services & Supplies)	128,170
1,206	Kellogg Co. (Food Products)	75,411
24,593	KeyCorp (Banks)	448,822
306	Kimberly-Clark Corp. (Household Products)	34,428
5,586	Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	101,442
7,857	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	142,290
1,198	KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	130,450
2,718	Korn/Ferry International (Professional Services)	113,694
23,666	Kosmos Energy Ltd.* (Oil, Gas & Consumable Fuels)	181,755
47,443	L Brands, Inc. (Specialty Retail)	2,041,947
1,385	L3 Technologies, Inc. (Aerospace & Defense)	259,244
4,094	La-Z-Boy, Inc. (Household Durables)	110,333
2,071	Laboratory Corp. of America Holdings* (Health Care Providers & Services)	318,333
967	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	201,687
561	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	35,556
2,705	LCI Industries (Auto Components)	334,879
773	Lear Corp. (Auto Components)	135,731
2,787	Lennar Corp. Class A (Household Durables)	155,152
2,438	Liberty Broadband Corp. Class C* (Media)	212,813

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
4,879	Liberty Interactive Corp. QVC Group Class A* (Internet & Direct Marketing Retail)	$110,851
4,137	LifePoint Health, Inc.* (Health Care Providers & Services)	199,197
2,177	Lincoln National Corp. (Insurance)	164,973
8,153	Lithia Motors, Inc. Class A (Specialty Retail)	922,757
2,711	LKQ Corp.* (Distributors)	102,178
490	Lockheed Martin Corp. (Aerospace & Defense)	150,998
5,922	Loews Corp. (Insurance)	293,198
6,721	LogMeIn, Inc. (Internet Software & Services)	813,577
1,758	M&T Bank Corp. (Banks)	293,182
8,710	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	356,065
7,739	Macy’s, Inc. (Multiline Retail)	145,184
25,130	Maiden Holdings Ltd. (Insurance)	207,322
8,198	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	116,576
3,006	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	179,578
310	Markel Corp.* (Insurance)	336,133
829	Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	99,049
1,235	Marsh & McLennan Cos., Inc. (Insurance)	99,949
1,464	Martin Marietta Materials, Inc. (Construction Materials)	317,468
1,869	Masco Corp. (Building Products)	74,424
16,628	MasterCard, Inc. Class A (IT Services)	2,473,748
18,898	Matador Resources Co.* (Oil, Gas & Consumable Fuels)	501,742
3,089	Mattel, Inc. (Leisure Products)	43,617
2,476	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	130,089
3,087	MAXIMUS, Inc. (IT Services)	205,069
1,490	McCormick & Co., Inc. (Food Products)	148,300
1,246	McDonald’s Corp. (Hotels, Restaurants & Leisure)	207,970
26,138	McKesson Corp. (Health Care Providers & Services)	3,603,907
6,369	Medidata Solutions, Inc.* (Health Care Technology)	479,140
464	MercadoLibre, Inc. (Internet Software & Services)	111,504
2,129	Merck & Co., Inc. (Pharmaceuticals)	117,287
2,907	MetLife, Inc. (Insurance)	155,757
289	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	197,280
27,202	MFA Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	224,144

Common Stocks – (continued)
United States – (continued)
4,092	MGM Resorts International (Hotels, Restaurants & Leisure)	128,284
982	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	93,094
6,067	Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	268,829
37,353	Microsoft Corp. (Software)	3,107,023
1,798	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	184,025
2,368	Minerals Technologies, Inc. (Chemicals)	170,259
6,555	Mobile Mini, Inc. (Commercial Services & Supplies)	216,970
899	Mohawk Industries, Inc.* (Household Durables)	235,322
2,401	Molson Coors Brewing Co. Class B (Beverages)	194,169
2,877	Mondelez International, Inc. Class A (Food Products)	119,194
1,103	Monsanto Co. (Chemicals)	133,573
5,443	Moody’s Corp. (Capital Markets)	775,138
2,585	Morgan Stanley (Capital Markets)	129,250
14,727	Motorola Solutions, Inc. (Communications Equipment)	1,333,383
694	MSCI, Inc. (Capital Markets)	81,448
2,783	MTGE Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	50,372
3,207	Nasdaq, Inc. (Capital Markets)	232,989
7,340	National General Holdings Corp. (Insurance)	148,121
4,364	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	332,493
100,551	National Oilwell Varco, Inc. (Energy Equipment & Services)	3,437,839
11,250	Navient Corp. (Consumer Finance)	140,175
7,330	Navigant Consulting, Inc.* (Professional Services)	126,882
2,921	NCR Corp.* (Technology Hardware, Storage & Peripherals)	93,735
6,089	Nelnet, Inc. Class A (Consumer Finance)	356,450
5,396	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	239,690
262	Netflix, Inc.* (Internet & Direct Marketing Retail)	51,465
2,103	NETGEAR, Inc.* (Communications Equipment)	98,105
1,522	Newell Brands, Inc. (Household Durables)	62,067
10,264	Newmont Mining Corp. (Metals & Mining)	371,146
2,715	NextEra Energy, Inc. (Electric Utilities)	421,015
979	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	53,835

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
6,605	NiSource, Inc. (Multi-Utilities)	$174,174
3,547	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	98,855
1,558	Norfolk Southern Corp. (Road & Rail)	204,752
12,213	Northern Trust Corp. (Capital Markets)	1,142,160
429	Northrop Grumman Corp. (Aerospace & Defense)	126,782
7,384	NorthWestern Corp. (Multi-Utilities)	437,724
1,628	Norwegian Cruise Line Holdings Ltd.* (Hotels, Restaurants & Leisure)	90,761
1,890	Nucor Corp. (Metals & Mining)	109,299
220	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	45,498
6,681	O’Reilly Automotive, Inc.* (Specialty Retail)	1,409,357
4,457	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	287,788
5,395	Office Depot, Inc. (Specialty Retail)	16,725
3,089	Olin Corp. (Chemicals)	112,841
3,879	On Assignment, Inc.* (Professional Services)	237,472
1,311	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	71,148
150,109	Oracle Corp. (Software)	7,640,548
4,076	Owens-Illinois, Inc.* (Containers & Packaging)	97,376
3,897	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	251,746
327	Packaging Corp. of America (Containers & Packaging)	38,020
748	Palo Alto Networks, Inc.* (Communications Equipment)	110,106
4,186	Parker-Hannifin Corp. (Machinery)	764,405
3,588	Patrick Industries, Inc.* (Building Products)	333,684
1,375	Paychex, Inc. (IT Services)	87,711
10,052	Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	358,454
1,142	PepsiCo, Inc. (Beverages)	125,883
10,185	Performance Food Group Co.* (Food & Staples Retailing)	288,235
7,932	Pfizer, Inc. (Pharmaceuticals)	278,096
4,427	PG&E Corp. (Electric Utilities)	255,748
7,020	PharMerica Corp.* (Health Care Providers & Services)	205,686
959	Philip Morris International, Inc. (Tobacco)	100,350
735	Phillips 66 (Oil, Gas & Consumable Fuels)	66,944
3,245	Pinnacle West Capital Corp. (Electric Utilities)	284,619
873	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	130,662
10,598	PolyOne Corp. (Chemicals)	488,250
1,353	Portland General Electric Co. (Electric Utilities)	64,592

Common Stocks – (continued)
United States – (continued)
5,088	Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	408,821
3,506	PPL Corp. (Electric Utilities)	131,685
8,121	PQ Group Holdings, Inc.* (Chemicals)	133,184
7,047	PRA Group, Inc.* (Consumer Finance)	196,611
568	Praxair, Inc. (Chemicals)	82,996
12,261	Primoris Services Corp. (Construction & Engineering)	346,618
2,263	Principal Financial Group, Inc. (Insurance)	149,019
5,879	ProAssurance Corp. (Insurance)	329,518
2,581	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	166,681
3,335	Proofpoint, Inc.* (Software)	308,187
894	Prudential Financial, Inc. (Insurance)	98,751
2,941	Public Service Enterprise Group, Inc. (Multi-Utilities)	144,697
170	Public Storage (Equity Real Estate Investment Trusts (REITs))	35,233
2,249	PVH Corp. (Textiles, Apparel & Luxury Goods)	285,196
33,198	Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	2,516,740
5,723	QTS Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	331,076
1,258	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	64,171
2,643	Quest Diagnostics, Inc. (Health Care Providers & Services)	247,861
2,615	Quintiles IMS Holdings, Inc.* (Life Sciences Tools & Services)	282,681
14,172	Radian Group, Inc. (Thrifts & Mortgage Finance)	297,045
2,510	Raymond James Financial, Inc. (Capital Markets)	212,798
854	Raytheon Co. (Aerospace & Defense)	153,891
3,408	RBC Bearings, Inc.* (Machinery)	421,979
6,366	Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	341,663
401	Red Hat, Inc.* (Software)	48,453
1,613	Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	99,280
28,286	Regions Financial Corp. (Banks)	437,867
5,594	Republic Services, Inc. (Commercial Services & Supplies)	364,002
2,556	ResMed, Inc. (Health Care Equipment & Supplies)	215,164
483	Rockwell Automation, Inc. (Electrical Equipment)	96,996
779	Rockwell Collins, Inc. (Aerospace & Defense)	105,632
1,804	Rogers Corp.* (Electronic Equipment, Instruments & Components)	274,352
883	Roper Technologies, Inc. (Industrial Conglomerates)	227,964
1,180	Ross Stores, Inc. (Specialty Retail)	74,918

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
9,901	RPX Corp.* (Professional Services)	$128,911
6,478	RSP Permian, Inc.* (Oil, Gas & Consumable Fuels)	222,908
5,098	S&P Global, Inc. (Capital Markets)	797,684
27,984	Sabre Corp. (IT Services)	547,367
932	Safety Insurance Group, Inc. (Insurance)	76,610
1,319	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	207,320
4,095	SCANA Corp. (Multi-Utilities)	176,658
20,715	Schlumberger Ltd. (Energy Equipment & Services)	1,325,760
2,421	Scholastic Corp. (Media)	89,432
4,738	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	200,086
1,352	Sealed Air Corp. (Containers & Packaging)	59,799
4,104	Select Medical Holdings Corp.* (Health Care Providers & Services)	78,592
900	Sempra Energy (Multi-Utilities)	105,750
1,649	ServiceNow, Inc.* (Software)	208,384
367	Shire PLC (Biotechnology)	18,077
8,690	Silgan Holdings, Inc. (Containers & Packaging)	254,182
4,999	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	474,405
28,017	Sirius XM Holdings, Inc. (Media)	152,412
7,576	Skechers U.S.A., Inc. Class A* (Textiles, Apparel & Luxury Goods)	241,826
15,044	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,712,910
1,343	SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	128,498
51,537	SLM Corp.* (Consumer Finance)	545,777
470	Snap-on, Inc. (Machinery)	74,157
2,670	Southern Copper Corp. (Metals & Mining)	114,677
776	Southwest Airlines Co. (Airlines)	41,795
17,537	SS&C Technologies Holdings, Inc. (Software)	704,987
13,255	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	361,861
1,862	Stanley Black & Decker, Inc. (Machinery)	300,806
949	Starbucks Corp. (Hotels, Restaurants & Leisure)	52,043
8,290	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	178,318
22,102	State Street Corp. (Capital Markets)	2,033,384
3,293	Steel Dynamics, Inc. (Metals & Mining)	122,533
5,353	Steven Madden Ltd.* (Textiles, Apparel & Luxury Goods)	208,767
13,454	Stifel Financial Corp. (Capital Markets)	713,466
938	Stryker Corp. (Health Care Equipment & Supplies)	145,268

Common Stocks – (continued)
United States – (continued)
4,386	Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	395,880
6,827	Sun Hydraulics Corp. (Machinery)	392,757
13,323	SunCoke Energy, Inc.* (Metals & Mining)	147,752
2,819	SunTrust Banks, Inc. (Banks)	169,732
429	SVB Financial Group* (Banks)	94,071
8,046	Sykes Enterprises, Inc.* (IT Services)	232,851
5,200	Symantec Corp. (Software)	169,000
2,903	Synchrony Financial (Consumer Finance)	94,696
1,225	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	165,228
2,855	Synopsys, Inc.* (Software)	247,015
3,134	Sysco Corp. (Food & Staples Retailing)	174,313
6,045	T-Mobile US, Inc.* (Wireless Telecommunication Services)	361,310
348	T. Rowe Price Group, Inc. (Capital Markets)	32,329
1,430	Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	58,559
2,371	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	98,397
4,588	Target Corp. (Multiline Retail)	270,876
3,038	TD Ameritrade Holding Corp. (Capital Markets)	151,870
6,014	TeleTech Holdings, Inc. (IT Services)	250,483
110	Tesla, Inc.* (Automobiles)	36,468
4,911	Tetra Tech, Inc. (Commercial Services & Supplies)	241,867
5,874	Texas Capital Bancshares, Inc.* (Banks)	505,458
730	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	70,584
11,127	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	556,461
2,094	Textron, Inc. (Aerospace & Defense)	110,438
2,744	The Allstate Corp. (Insurance)	257,552
26,336	The Bank of New York Mellon Corp. (Capital Markets)	1,354,987
479	The Boeing Co. (Aerospace & Defense)	123,572
5,924	The Charles Schwab Corp. (Capital Markets)	265,632
1,783	The Clorox Co. (Household Products)	225,603
1,655	The Coca-Cola Co. (Beverages)	76,097
1,562	The Cooper Cos., Inc. (Health Care Equipment & Supplies)	375,286
1,627	The Estee Lauder Cos., Inc. Class A (Personal Products)	181,915
4,419	The Goodyear Tire & Rubber Co. (Auto Components)	135,177
3,724	The Hanover Insurance Group, Inc. (Insurance)	366,367
3,528	The Hartford Financial Services Group, Inc. (Insurance)	194,216
17,496	The Hershey Co. (Food Products)	1,857,725
2,624	The Interpublic Group of Cos., Inc. (Media)	50,512

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
2,281	The J.M. Smucker Co. (Food Products)	$241,900
979	The Kraft Heinz Co. (Food Products)	75,706
2,551	The Kroger Co. (Food & Staples Retailing)	52,806
3,948	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	215,561
6,537	The Mosaic Co. (Chemicals)	146,037
1,609	The Navigators Group, Inc. (Insurance)	93,322
2,692	The PNC Financial Services Group, Inc. (Banks)	368,239
1,123	The Priceline Group, Inc.* (Internet & Direct Marketing Retail)	2,147,131
789	The Procter & Gamble Co. (Household Products)	68,122
4,955	The Progressive Corp. (Insurance)	241,061
5,813	The Sherwin-Williams Co. (Chemicals)	2,297,007
7,516	The Southern Co. (Electric Utilities)	392,335
954	The TJX Cos., Inc. (Specialty Retail)	66,589
1,075	The Travelers Cos., Inc. (Insurance)	142,384
1,636	The Walt Disney Co. (Media)	160,017
1,541	The Western Union Co. (IT Services)	30,604
1,193	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	34,001
925	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	179,293
3,332	Tiffany & Co. (Specialty Retail)	311,942
2,892	Time Warner, Inc. (Media)	284,255
1,962	Torchmark Corp. (Insurance)	165,063
2,543	Total System Services, Inc. (IT Services)	183,223
441	Tractor Supply Co. (Specialty Retail)	26,575
281	TransDigm Group, Inc. (Aerospace & Defense)	77,978
4,059	Tupperware Brands Corp. (Household Durables)	238,466
3,686	Tutor Perini Corp.* (Construction & Engineering)	103,945
11,827	Twitter, Inc.* (Internet Software & Services)	243,873
32,678	Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	320,244
3,200	Tyler Technologies, Inc.* (Software)	567,328
4,668	Tyson Foods, Inc. Class A (Food Products)	340,344
3,902	U.S. Bancorp (Banks)	212,191
5,626	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	218,233
579	Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	116,836
637	Union Pacific Corp. (Road & Rail)	73,758
8,720	United Bankshares, Inc. (Banks)	313,484
2,686	United Continental Holdings, Inc.* (Airlines)	157,077
474	United Parcel Service, Inc. Class B (Air Freight & Logistics)	55,709

Common Stocks – (continued)
United States – (continued)
771	United Rentals, Inc.* (Trading Companies & Distributors)	109,081
4,027	United Technologies Corp. (Aerospace & Defense)	482,274
1,179	UnitedHealth Group, Inc. (Health Care Providers & Services)	247,849
2,324	Universal Corp. (Tobacco)	133,281
4,109	Universal Forest Products, Inc. (Building Products)	463,906
2,118	Universal Health Services, Inc. Class B (Health Care Providers & Services)	217,519
3,691	Unum Group (Insurance)	192,080
5,904	US Ecology, Inc. (Commercial Services & Supplies)	280,735
3,484	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	274,853
6,271	Valvoline, Inc. (Chemicals)	150,629
3,159	Vantiv, Inc. Class A* (IT Services)	221,130
1,898	Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	197,753
1,918	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	120,355
24,586	VEREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	193,984
490	VeriSign, Inc.* (Internet Software & Services)	52,685
1,788	Verisk Analytics, Inc.* (Professional Services)	152,069
1,047	Verizon Communications, Inc. (Diversified Telecommunication Services)	50,120
363	Vertex Pharmaceuticals, Inc.* (Biotechnology)	53,081
27,507	Visa, Inc. Class A (IT Services)	3,025,220
1,218	Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	91,179
1,939	Vulcan Materials Co. (Construction Materials)	236,073
736	W.W. Grainger, Inc. (Trading Companies & Distributors)	145,507
4,752	Wal-Mart Stores, Inc. (Food & Staples Retailing)	414,897
27,165	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	1,800,225
4,869	Walker & Dunlop, Inc.* (Thrifts & Mortgage Finance)	267,259
7,272	Washington Federal, Inc. (Thrifts & Mortgage Finance)	253,066
1,913	Waste Management, Inc. (Commercial Services & Supplies)	157,191
1,214	Waters Corp.* (Life Sciences Tools & Services)	238,005
1,630	WD-40 Co. (Household Products)	180,685
7,739	Webster Financial Corp. (Banks)	425,568
7,573	WEC Energy Group, Inc. (Multi-Utilities)	510,344
2,745	Wells Fargo & Co. (Banks)	154,104

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
2,143	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	$143,495
5,683	WESCO International, Inc.* (Trading Companies & Distributors)	358,881
6,788	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	688,303
4,014	Westar Energy, Inc. (Electric Utilities)	214,669
2,154	Western Digital Corp. (Technology Hardware, Storage & Peripherals)	192,288
2,397	WestRock Co. (Containers & Packaging)	147,008
1,946	Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	69,881
542	Whirlpool Corp. (Household Durables)	88,850
7,260	WildHorse Resource Development Corp.* (Oil, Gas & Consumable Fuels)	94,453
9,574	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	261,370
362	Workday, Inc. Class A* (Software)	40,178
12,141	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	337,520
940	Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)	100,439
701	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	103,390
11,081	Xcel Energy, Inc. (Electric Utilities)	548,731
1,250	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	92,113
7,175	XL Group Ltd. (Insurance)	290,372
2,437	Xylem, Inc. (Machinery)	162,134
900	Yum China Holdings, Inc.* (Hotels, Restaurants & Leisure)	36,315
1,856	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	138,179
2,364	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	287,510
2,213	Zions Bancorporation (Banks)	102,816
3,263	Zoetis, Inc. (Pharmaceuticals)	208,245

		202,867,173

TOTAL COMMON STOCKS
(Cost $390,249,040)		$459,592,225

Preferred Stocks – 0.8%
Brazil – 0.2%
660	Banco Bradesco SA (Banks)	$6,997
1,100	Bradespar SA (Metals & Mining)	8,070
900	Braskem SA Class A (Chemicals)	14,405
7,300	Centrais Eletricas Brasileiras SA Class B (Electric Utilities)	56,547
300	Cia Brasileira de Distribuicao* (Food & Staples Retailing)	6,988
18,300	Cia Energetica de Minas Gerais (Electric Utilities)	43,242

Preferred Stocks – (continued)
Brazil – (continued)
7,705	Cia Energetica de Sao Paulo (Independent Power and Renewable Electricity Producers)	30,619
2,273	Cia Paranaense de Energia (Electric Utilities)	17,364
6,600	Gerdau SA (Metals & Mining)	22,092
4,920	Itau Unibanco Holding SA (Banks)	63,243
12,837	Itausa – Investimentos Itau SA (Banks)	41,125
5,700	Lojas Americanas SA (Multiline Retail)	30,632
3,600	Metalurgica Gerdau SA* (Metals & Mining)	5,623
29,200	Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)	149,691
8,387	Suzano Papel e Celulose SA Class A (Paper & Forest Products)	52,122
1,570	Telefonica Brasil SA (Diversified Telecommunication Services)	24,237
6,359	Usinas Siderurgicas de Minas Gerais SA Class A* (Metals & Mining)	17,126
12,200	Vale SA (Metals & Mining)	110,913

		701,036

Chile – 0.0%
11,289	Embotelladora Andina SA (Beverages)	57,876
174	Sociedad Quimica y Minera de Chile SA (Chemicals)	10,387

		68,263

Colombia – 0.0%
2,297	Banco Davivienda SA (Banks)	22,637
2,018	Bancolombia SA (Banks)	19,238
2,928	Grupo Argos SA (Construction Materials)	17,710
74,499	Grupo Aval Acciones y Valores SA (Banks)	30,980
37	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	457

		91,022

Croatia – 0.0%
758	Adris Grupa DD (Industrial Conglomerates)	52,471

Germany – 0.6%
889	FUCHS PETROLUB SE (Chemicals)	50,062
335	Henkel AG & Co. KGaA (Household Products)	47,039
953	Porsche Automobil Holding SE (Automobiles)	69,736
488	Sartorius AG (Health Care Equipment & Supplies)	45,568
14,246	Volkswagen AG (Automobiles)	2,608,487

		2,820,892

Panama – 0.0%
23,352	Avianca Holdings SA (Airlines)	20,496

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Preferred Stocks – (continued)
Russia – 0.0%
9	AK Transneft OAO (Oil, Gas & Consumable Fuels)	$28,469
67,200	Surgutneftegas OJSC (Oil, Gas & Consumable Fuels)	33,306
8	Transneft PJSC (Oil, Gas & Consumable Fuels)	25,306

		87,081

TOTAL PREFERRED STOCKS – 0.8%
(Cost $2,649,376)		$3,841,261

Units	Description	Expiration Date	Value
Rights* – 0.0%
Brazil – 0.0%
Cia Energetica de Minas Gerais (Metals & Mining)
2,907		11/29/17	$1,031

Spain – 0.0%
Banco Santander SA (Banks)
5,329		11/01/17	254
Ferrovial SA (Engineering & Construction)
2,594		11/13/17	1,248

			1,502

TOTAL RIGHTS
(Cost $1,466)			$2,533

Warrant* – 0.0%
Thailand – 0.0%
108,540	Superblock PCL (Independent Power & Renewable Electricity Producers)	08/31/20	$1,340
(Cost $—)

Shares	Description	Value
Exchange Traded Funds – 0.5%
14,300	iShares MSCI Frontier 100 ETF	$453,024
53,962	iShares MSCI Taiwan Capped ETF	2,055,952

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,043,705)		$2,508,976

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $394,943,587)		$465,946,335

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 4.2%
Repurchase Agreements – 4.2%
Joint Repurchase Agreement Account II
$20,800,000	1.070%	11/01/17	$20,800,000
(Cost $20,800,000)

TOTAL INVESTMENTS – 99.2%
(Cost $415,743,587)			$486,746,335

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			3,750,349

NET ASSETS – 100.0%			$490,496,684

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,274,134, which represents approximately 0.5% of net assets as of October 31, 2017 and are unaudited.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Joint repurchase agreement was entered into on October 31, 2017. Additional information appears on page 91.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	DKK	67,250	USD	10,558	$10,560	12/20/17	$3
	EUR	186,070	USD	217,321	217,389	12/20/17	68
	GBP	134,040	USD	178,240	178,314	12/20/17	74
	NOK	21,830	USD	2,671	2,676	12/20/17	5
	SEK	258,480	USD	30,959	30,976	12/20/17	16
	USD	2,537,789	AUD	3,157,525	2,415,422	12/20/17	122,367
	USD	2,777,268	CHF	2,619,280	2,635,029	12/20/17	142,239
	USD	671,474	DKK	4,134,310	649,219	12/20/17	22,256
	USD	16,831,169	EUR	14,011,110	16,369,439	12/20/17	461,730
	USD	3,713,898	HKD	28,914,925	3,709,472	12/20/17	4,426
	USD	136,239	ILS	478,200	136,036	12/20/17	203
	USD	13,340,183	JPY	1,460,035,680	12,874,217	12/20/17	465,969
	USD	294,277	NOK	2,271,830	278,511	12/20/17	15,767
	USD	107,598	NZD	148,590	101,587	12/20/17	6,011
	USD	1,156,751	SEK	9,118,670	1,092,756	12/20/17	63,995
	USD	486,171	SGD	651,220	477,964	12/20/17	8,207
Commonwealth Bank of Australia	USD	3,656,688	AUD	4,586,905	3,508,859	12/20/17	147,828
	USD	4,290,153	CHF	4,076,490	4,101,000	12/20/17	189,152
	USD	1,023,483	DKK	6,338,610	995,364	12/20/17	28,120
	USD	12,299,808	EUR	10,191,320	11,906,708	12/20/17	393,100
	USD	3,095,991	GBP	2,305,270	3,066,708	12/20/17	29,284
	USD	3,714,739	HKD	28,914,925	3,709,472	12/20/17	5,267
	USD	136,352	ILS	478,200	136,036	12/20/17	315
	USD	9,482,684	JPY	1,026,958,410	9,055,453	12/20/17	427,231
	USD	483,083	NOK	3,771,100	462,311	12/20/17	20,773
	USD	160,212	NZD	221,570	151,481	12/20/17	8,730
	USD	1,847,266	SEK	14,713,320	1,763,204	12/20/17	84,062
	USD	702,051	SGD	944,000	692,850	12/20/17	9,202
State Street Bank and Trust	JPY	2,008,057	USD	17,632	17,661	11/01/17	29
TOTAL							$2,656,429

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	CHF	138,770	USD	139,652	$139,604	12/20/17	$(48)
	ILS	16,450	USD	4,681	4,680	12/20/17	(1)
	NZD	3,920	USD	2,683	2,680	12/20/17	(3)
	USD	6,326,223	GBP	4,812,565	6,402,170	12/20/17	(75,947)
	USD	11,365	HKD	88,610	11,368	12/20/17	(3)
Commonwealth Bank of Australia	GBP	29,420	USD	39,562	39,138	12/20/17	(425)
	HKD	15,900	USD	2,040	2,040	12/20/17	—
	USD	6,325,342	GBP	4,812,565	6,402,170	12/20/17	(76,828)
	USD	1,781,345	HKD	13,889,180	1,781,831	12/20/17	(486)
	USD	68,557	ILS	241,700	68,758	12/20/17	(200)
State Street Bank and Trust	USD	15,244	JPY	1,740,649	15,309	11/01/17	(65)
TOTAL							$(154,006)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Mini MSCI EAFE Index	4	12/15/17	$401,480	$10,035
Mini MSCI Emerging Market	3	12/15/17	168,630	2,418
S&P 500 E-Mini Index	5	12/15/17	643,175	26,963
TOTAL				$39,416

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

October 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – 22.0%
Sovereign – 22.0%
	Banque Centrale de Tunisie International Bond
	$170,000	5.750%		01/30/25	$169,150
	Bonos de la Tesoreria de la Republica en Pesos
CLP	1,510,000,000	4.500		03/01/26	2,380,275
	70,000,000	5.000		03/01/35	111,474
	Brazil Notas do Tesouro Nacional
BRL	3,972,000	10.000		01/01/21	1,245,784
	7,865,000	10.000		01/01/23	2,443,997
	Dominican Republic
	$165,000	6.600		01/28/24	185,419
	40,000	5.500		01/27/25	42,300
	800,000	6.875		01/29/26	914,000
	260,000	5.950		01/25/27	279,500
	350,000	6.850		01/27/45	389,375
	Ecuador Government International Bond
	200,000	10.500		03/24/20	217,000
	240,000	10.750		03/28/22	271,500
	220,000	10.750	(a)	03/28/22	248,875
	750,000	7.950		06/20/24	756,562
	200,000	7.950		06/20/24	201,750
	200,000	9.625		06/02/27	214,500
	Egypt Government International Bond
	300,000	6.125		01/31/22	313,125
	650,000	5.875		06/11/25	663,812
	495,000	8.500		01/31/47	558,731
	430,000	8.500	(a)	01/31/47	485,362
	El Salvador Government International Bond
	230,000	7.375		12/01/19	238,625
	534,000	5.875		01/30/25	523,987
	260,000	6.375		01/18/27	257,725
	220,000	8.625		02/28/29	248,875
	57,000	7.650		06/15/35	59,280
	Export Credit Bank of Turkey
	775,000	5.375		02/08/21	793,406
	500,000	4.250	(a)	09/18/22	484,375
	Federal Republic of Brazil
	325,000	2.625		01/05/23	314,437
	59,000	10.125		05/15/27	85,108
	1,031,000	4.625	(b)	01/13/28	1,023,267
	95,000	8.250		01/20/34	123,856
	60,000	7.125		01/20/37	71,700
	130,000	5.625		01/07/41	132,145
	80,000	5.000		01/27/45	74,440
	480,000	5.625		02/21/47	488,160
	Government of Jamaica
	90,000	7.625		07/09/25	108,675
	215,000	6.750		04/28/28	248,863
	205,000	8.000		03/15/39	254,969
	120,000	7.875		07/28/45	148,650
	Indonesia Government Bond
IDR	9,645,000,000	8.750		05/15/31	798,595
	25,681,000,000	8.250		05/15/36	2,042,883
	Islamic Republic of Pakistan
	$510,000	8.250		04/15/24	567,849
	Kingdom of Jordan
	315,000	5.750		01/31/27	314,606

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Kingdom of Jordan – (continued)
	210,000	7.375	(a)	10/10/47	219,713
	Malaysia Government Bond
MYR	1,060,000	3.882		03/10/22	252,180
	3,700,000	3.800		08/17/23	863,746
	534,000	4.181		07/15/24	126,892
	920,000	3.955		09/15/25	214,435
	194,000	4.070		09/30/26	44,907
	621,000	4.498		04/15/30	146,800
	1,300,000	3.844		04/15/33	283,625
	Oman Government International Bond
	$915,000	3.625		06/15/21	920,490
	140,000	3.625	(a)	06/15/21	140,840
	385,000	6.500	(a)	03/08/47	396,357
	400,000	6.500		03/08/47	411,800
	Perusahaan Penerbit SBSN
	225,000	4.150		03/29/27	231,446
	Poland Government Bond
PLN	678,000	2.500		07/25/26	174,142
	7,584,000	2.500		07/25/27	1,923,550
	Republic of Angola
	$470,000	9.500		11/12/25	511,125
	95,000	9.500	(a)	11/12/25	103,313
	Republic of Argentina
ARS	6,070,000	26.250	(c)	06/21/20	367,681
	13,411,577	18.200		10/03/21	779,165
	$455,000	5.625		01/26/22	477,750
	875,000	7.500		04/22/26	988,750
	1,065,000	6.875		01/26/27	1,161,382
	60,000	6.625		07/06/28	63,690
	345,000	7.125		07/06/36	371,047
	437,000	7.625		04/22/46	490,095
	790,000	7.125	(d)	06/28/17	809,750
	Republic of Armenia
	200,000	7.150		03/26/25	223,500
	Republic of Azerbaijan
	860,000	4.750		03/18/24	883,650
	Republic of Belarus
	205,000	6.875		02/28/23	217,813
	Republic of Belize(e)
	73,000	4.938		02/20/34	45,351
	Republic of Colombia
COP	311,500,000	10.000		07/24/24	122,421
	$855,000	4.500	(b)	01/28/26	909,720
COP	238,200,000	7.500		08/26/26	82,610
	1,415,600,000	6.000		04/28/28	438,480
	$40,000	7.375		09/18/37	52,750
	750,000	5.000	(b)	06/15/45	771,750
	Republic of Costa Rica
	60,000	5.625		04/30/43	54,000
	280,000	7.158		03/12/45	297,500
	Republic of Gabon
	200,000	6.375		12/12/24	195,750
	Republic of Ghana
	720,000	8.125		01/18/26	780,300
	200,000	8.125		01/18/26	216,750

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Guatemala
	$155,000	5.750%		06/06/22	$168,175
	340,000	4.875		02/13/28	348,500
	Republic of Honduras
	320,000	6.250		01/19/27	344,800
	75,000	6.250	(a)	01/19/27	80,813
	Republic of Hungary
	450,000	5.375		03/25/24	511,312
	Republic of Indonesia
IDR	1,951,000,000	8.375		03/15/24	155,526
	$420,000	4.750		01/08/26	456,964
IDR	6,608,000,000	8.375		09/15/26	535,047
	6,601,000,000	9.000		03/15/29	550,111
	$200,000	5.250		01/17/42	223,474
	510,000	6.750		01/15/44	683,104
	Republic of Iraq
	200,000	6.752	(a)	03/09/23	200,500
	380,000	5.800	(b)	01/15/28	358,150
	Republic of Ivory Coast(b)(e)
	653,305	5.750		12/31/32	642,689
	Republic of Kazakhstan
	750,000	5.125		07/21/25	833,437
	400,000	4.875		10/14/44	414,500
	200,000	6.500		07/21/45	250,500
	Republic of Kenya
	330,000	6.875		06/24/24	342,787
	Republic of Lebanon
	360,000	6.000		01/27/23	350,100
	340,000	6.650		04/22/24	335,665
	150,000	6.600		11/27/26	144,375
	1,015,000	6.650		11/03/28	964,250
	Republic of Mongolia
	70,000	10.875		04/06/21	82,075
	40,000	5.125		12/05/22	39,700
	110,000	5.625	(a)	05/01/23	110,110
	200,000	8.750		03/09/24	228,750
	Republic of Morocco
	275,000	5.500		12/11/42	307,656
	Republic of Namibia
	55,000	5.250	(a)	10/29/25	55,963
	200,000	5.250		10/29/25	203,500
	Republic of Nigeria
	50,000	7.875		02/16/32	54,813
	240,000	7.875		02/16/32	263,100
	Republic of Panama
	260,000	3.875	(b)	03/17/28	271,375
	410,000	6.700		01/26/36	541,712
	230,000	4.300		04/29/53	235,750
	Republic of Paraguay
	90,000	5.000	(a)	04/15/26	96,863
	210,000	4.700	(a)	03/27/27	220,238
	740,000	4.700		03/27/27	776,075
	165,000	6.100		08/11/44	188,100
	Republic of Peru
PEN	1,200,000	8.200		08/12/26	447,977
	165,000	6.350		08/12/28	54,602

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Peru – (continued)
PEN	1,128,000	6.950		08/12/31	387,514
	601,000	6.150	(a)	08/12/32	191,815
	$551,000	6.550		03/14/37	740,544
	255,000	5.625		11/18/50	321,555
	Republic of Philippines
	1,005,000	3.700		03/01/41	998,719
	Republic of Romania
	110,000	4.375		08/22/23	117,563
RON	900,000	4.750		02/24/25	237,678
	1,660,000	5.800		07/26/27	467,602
	Republic of Senegal
	$200,000	6.250		07/30/24	214,250
	Republic of South Africa
	240,000	5.875		09/16/25	255,600
ZAR	25,490,601	10.500		12/21/26	1,955,655
	4,943,538	7.000		02/28/31	279,642
	6,391,373	8.250		03/31/32	397,910
	5,499,916	6.250		03/31/36	269,412
	6,742,072	8.750		02/28/48	416,508
	Republic of Sri Lanka
	$270,000	6.000		01/14/19	278,437
	100,000	5.750	(a)	01/18/22	106,125
	895,000	6.850		11/03/25	993,611
	135,000	6.850	(a)	11/03/25	149,874
	215,000	6.200		05/11/27	228,068
	Republic of Suriname
	30,000	9.250	(a)	10/26/26	32,438
	35,000	9.250		10/26/26	37,844
	Republic of Tajikistan(a)
	90,000	7.125		09/14/27	86,513
	Republic of Turkey
TRY	6,000,000	11.000		03/02/22	1,530,775
	$205,000	7.375		02/05/25	235,494
TRY	1,278,678	10.600		02/11/26	320,213
	1,400,000	11.000		02/24/27	358,068
	$275,000	6.875		03/17/36	302,500
	200,000	4.875		04/16/43	172,500
	699,000	6.625		02/17/45	746,182
	580,000	5.750		05/11/47	553,175
	Republic of Uruguay
UYU	7,392,000	9.875	(a)	06/20/22	268,963
	$405,000	4.375		10/27/27	437,400
	856,000	5.100		06/18/50	918,060
	Republic of Venezuela
	49,000	7.000		12/01/18	30,135
	110,000	7.750		10/13/19	50,474
	85,000	6.000		12/09/20	33,150
	140,000	12.750		08/23/22	61,097
	203,000	9.000		05/07/23	68,513
	175,000	8.250		10/13/24	58,187
	199,000	7.650		04/21/25	65,173
	205,000	11.750		10/21/26	83,538
	165,000	9.250		09/15/27	60,638
	145,000	9.250		05/07/28	47,850
	205,000	11.950		08/05/31	81,795

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Venezuela – (continued)
	$152,000	9.375%		01/13/34	$51,301
	190,000	7.000		03/31/38	60,800
	Republic of Zambia
	200,000	8.500		04/14/24	214,000
	465,000	8.500		04/14/24	497,550
	200,000	8.970		07/30/27	217,500
	Russian Federation Bond
RUB	20,887,000	6.700		05/15/19	353,561
	24,964,000	7.000		08/16/23	420,217
	$2,200,000	4.750		05/27/26	2,318,800
	200,000	4.750	(a)	05/27/26	210,800
RUB	33,481,000	7.750		09/16/26	582,093
	82,922,000	8.150		02/03/27	1,479,891
	6,615,000	7.700		03/23/33	113,314
	Thailand Government Bond
THB	15,000,000	3.650		12/17/21	486,799
	15,000,000	3.625		06/16/23	491,650
	2,905,000	4.875		06/22/29	107,337
	5,497,000	3.650		06/20/31	182,295
	12,000,000	3.400		06/17/36	388,935
	Trinidad & Tobago Government International Bond
	$200,000	4.375		01/16/24	203,000
	Turkey Government Bond
TRY	3,285,901	10.700		08/17/22	826,770
	Ukraine Government Bond
	$628,000	7.750		09/01/19	660,185
	170,000	7.750		09/01/20	181,050
	290,000	7.750		09/01/21	309,212
	325,000	7.750		09/01/23	345,312
	210,000	7.750		09/01/24	219,975
	206,000	7.750		09/01/25	214,240
	440,000	7.750		09/01/27	453,200
	United Mexican States
MXN	75,780,000	6.500		06/10/21	3,873,841
	$630,000	4.125		01/21/26	656,460
MXN	15,000,000	5.750		03/05/26	710,175
	$520,000	4.150		03/28/27	540,540
MXN	34,420,000	7.500		06/03/27	1,819,075
	5,000,000	8.500		05/31/29	283,962
	4,200,000	10.000		11/20/36	273,642
	2,200,000	7.750		11/13/42	116,764
	$100,000	5.550		01/21/45	111,750
	240,000	5.750	(f)	10/12/10	250,800

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $87,248,615)				$88,212,674

Corporate Obligations – 46.0%
Aerospace & Defense – 0.4%
	Arconic, Inc.
	$395,000	6.750%		01/15/28	$465,112
	StandardAero Aviation Holdings, Inc.(a)(b)
	700,000	10.000		07/15/23	774,375

Corporate Obligations – (continued)
Aerospace & Defense – (continued)
	TransDigm, Inc.(b)
	197,000	6.500		05/15/25	203,403
	Triumph Group, Inc.(a)(b)
	180,000	7.750		08/15/25	192,600

					1,635,490

Automotive(a) – 0.2%
	BCD Acquisition, Inc.(b)
	490,000	9.625		09/15/23	535,325
	Delphi Technologies PLC
	300,000	5.000		10/01/25	300,214

					835,539

Banks – 0.4%
	Caixa Economica Federal
	315,000	3.500		11/07/22	307,755
	Citigroup, Inc. (3M USD LIBOR + 4.517%)(b)(c)
	330,000	6.250		08/15/49	373,725
	JPMorgan Chase & Co. (3M USD LIBOR + 3.250%)(b)(c)
	135,000	5.150		12/29/49	142,054
	(3M USD LIBOR + 3.300%)(b)(c)
	350,000	6.000		08/01/49	385,875
	Sberbank of Russia Via SB Capital SA(b)(c) (5 Year CMT + 4.023%)
	200,000	5.500		02/26/24	204,500
	Turkiye Is Bankasi AS
	200,000	5.000		04/30/20	201,000

					1,614,909

Banks – 0.0%
	Corp. Financiera de Desarrollo SA
	150,000	4.750		07/15/25	161,063

Beverages(a)(b) – 0.1%
	Central American Bottling Corp.
	80,000	5.750		01/31/27	84,367
	Cott Holdings, Inc.
	338,000	5.500		04/01/25	348,563

					432,930

Building Materials(b) – 0.7%
	Builders FirstSource, Inc.(a)
	819,000	5.625		09/01/24	864,045
	Gibraltar Industries, Inc.
	487,000	6.250		02/01/21	499,175
	Masonite International Corp.(a)
	300,000	5.625		03/15/23	314,250
	Standard Industries, Inc.(a)
	85,000	6.000		10/15/25	91,906
	Summit Materials LLC/Summit Materials Finance Corp.
	730,000	6.125		07/15/23	759,200
	USG Corp.(a)
	400,000	4.875		06/01/27	415,000

					2,943,576

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2017

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – 1.6%
	Alpha 3 BV/Alpha US Bidco, Inc.(a)(b)
	$415,000	6.250%	02/01/25	$425,894
	Blue Cube Spinco, Inc.(b)
	300,000	9.750	10/15/23	359,250
	400,000	10.000	10/15/25	486,500
	CF Industries, Inc.
	100,000	5.150	03/15/34	99,750
	Cornerstone Chemical Co.(a)(b)
	415,000	6.750	08/15/24	420,188
	Hexion, Inc.(b)
	630,000	6.625	04/15/20	560,700
	Kraton Polymers LLC/Kraton Polymers Capital Corp.(a)(b)
	429,000	7.000	04/15/25	463,856
	Rain CII Carbon LLC/CII Carbon Corp.(a)(b)
	1,170,000	7.250	04/01/25	1,266,525
	TPC Group, Inc.(a)(b)
	875,000	8.750	12/15/20	855,312
	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.(a)(b)
	500,000	5.375	09/01/25	525,000
	Tronox Finance LLC(a)(b)
	541,000	7.500	03/15/22	568,050
	Venator Finance S.a.r.l./Venator Materials LLC(a)(b)
	434,000	5.750	07/15/25	458,412

				6,489,437

Coal(a)(b) – 0.3%
	Murray Energy Corp.
	590,000	11.250	04/15/21	324,500
	Peabody Energy Corp.
	775,000	6.375	03/31/25	796,312

				1,120,812

Commercial Services – 1.5%
	AMN Healthcare, Inc.(a)(b)
	590,000	5.125	10/01/24	609,175
	Cardtronics, Inc.(b)
	400,000	5.125	08/01/22	406,500
	Cenveo Corp.(a)(b)
	840,000	6.000	08/01/19	576,450
	Ceridian HCM Holding, Inc.(a)(b)
	24,000	11.000	03/15/21	25,350
	Global A&T Electronics Ltd.(a)(b)(g)
	170,000	10.000	02/01/19	136,000
	Monitronics International, Inc.(b)
	690,000	9.125	04/01/20	593,400
	Prime Security Services Borrower LLC/Prime Finance, Inc.(a)(b)
	655,000	9.250	05/15/23	726,231
	RR Donnelley & Sons Co.
	745,000	6.000	04/01/24	692,850
	Syniverse Foreign Holdings Corp.(a)(b)
	555,450	9.125	01/15/22	565,171
	The Nielsen Co. Luxembourg S.a.r.l.(a)(b)
	930,000	5.000	02/01/25	962,550

Corporate Obligations – (continued)
Commercial Services – (continued)
	United Rentals North America, Inc.(b)
	750,000	5.875	09/15/26	817,500

				6,111,177

Computers(b) – 0.7%
	Dell International LLC/EMC Corp.(a)
	565,000	7.125	06/15/24	623,619
	500,000	8.100	07/15/36	634,086
	300,000	8.350	07/15/46	388,761
	NCR Corp.
	1,000,000	5.000	07/15/22	1,022,500
	Unisys Corp.(a)
	300,000	10.750	04/15/22	336,000

				3,004,966

Cosmetics/Personal Care(a)(b) – 0.1%
	First Quality Finance Co., Inc.
	275,000	5.000	07/01/25	282,219

Distribution & Wholesale(a)(b) – 0.1%
	American Builders & Contractors Supply Co., Inc.
	457,000	5.750	12/15/23	485,563

Diversified Financial Services – 0.8%
	Ally Financial, Inc.
	470,000	5.125	09/30/24	514,650
	ASP AMC Merger Sub, Inc.(a)(b)
	489,000	8.000	05/15/25	474,330
	CNG Holdings, Inc.(a)(b)
	210,000	9.375	05/15/20	191,100
	Navient Corp.
	655,000	6.625	07/26/21	702,487
	Springleaf Finance Corp.
	373,000	7.750	10/01/21	419,625
	Ukreximbank Via Biz Finance PLC
	720,000	9.625	04/27/22	777,240
	200,000	9.750	01/22/25	218,250

				3,297,682

Electrical – 1.3%
	AES Argentina Generacion SA(b)
	300,000	7.750	02/02/24	324,210
	AES Gener SA(b)(c)
	130,000	8.375	12/18/73	137,474
	Centrais Eletricas Brasileiras SA
	200,000	5.750	10/27/21	210,120
	Comision Federal de Electricidad
	145,000	4.750	02/23/27	151,887
MXN	2,950,000	8.180	12/23/27	149,071
	Dynegy, Inc.(b)
	$250,000	7.625	11/01/24	273,125
	Empresa de Energia de Bogota SA(b)
	200,000	6.125	11/10/21	203,700
	Empresa Distribuidora Y Comercializadora Norte(b)
	125,000	9.750	10/25/22	136,958
	Empresas Public de Medellin E.S.P.(a)(b)
COP	1,081,000,000	8.375	11/08/27	355,349

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Electrical – (continued)
Eskom Holdings SOC Ltd.
$660,000	5.750%	01/26/21	$667,425
390,000	6.750	08/06/23	398,775
Genneia SA(a)(b)
70,000	8.750	01/20/22	77,788
GenOn Americas Generation LLC(g)
60,000	8.500	10/01/21	55,800
Instituto Costarricense de Electricidad
150,000	6.950	11/10/21	162,375
NRG Energy, Inc.(b)
320,000	6.250	05/01/24	339,200
700,000	7.250	05/15/26	759,500
NSG Holdings LLC/NSG Holdings, Inc.(a)
548,384	7.750	12/15/25	596,368
Perusahaan Listrik Negara PT(a)
130,000	5.250	05/15/47	136,331

			5,135,456

Energy – Exploration & Production(h) – 0.0%
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
700,000	10.000	06/01/20	—
72,000	10.750	10/01/20	—
300,000	9.250	06/01/21	—
Peabody Energy Corp.
40,000	6.250	11/15/21	—

			—

Engineering & Construction(b) – 0.2%
Aeropuerto Internacional de Tocumen SA
200,000	5.625	05/18/36	215,250
Weekley Homes LLC/Weekley Finance Corp.(a)
755,000	6.625	08/15/25	734,238

			949,488

Entertainment – 1.7%
AMC Entertainment Holdings, Inc.(b)
294,000	5.750	06/15/25	286,650
Cinemark USA, Inc.(b)
756,000	4.875	06/01/23	768,285
Eldorado Resorts, Inc.(b)
615,000	6.000	04/01/25	650,362
GLP Capital LP/GLP Financing II, Inc.
714,000	5.375	04/15/26	771,120
Jacobs Entertainment, Inc.(a)(b)
250,000	7.875	02/01/24	270,000
Mohegan Gaming & Entertainment(a)(b)
635,000	7.875	10/15/24	676,275
Pinnacle Entertainment, Inc.(b)
1,000,000	5.625	05/01/24	1,036,250
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.(a)(b)
355,000	6.125	08/15/21	357,663
Scientific Games International, Inc.(a)(b)
280,000	5.000	10/15/25	283,150

Corporate Obligations – (continued)
Entertainment – (continued)
Six Flags Entertainment Corp.(a)(b)
$900,000	4.875%	07/31/24	$925,875
720,000	5.500	04/15/27	750,600

			6,776,230

Finance(b) – 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
395,000	6.250	02/01/22	412,775
200,000	6.750	02/01/24	211,500

			624,275

Food & Drug Retailing(b) – 0.5%
B&G Foods, Inc.
415,000	5.250	04/01/25	422,262
Clearwater Seafoods, Inc.(a)
255,000	6.875	05/01/25	268,388
Pilgrim’s Pride Corp.(a)
315,000	5.875	09/30/27	327,206
Post Holdings, Inc.(a)
415,000	5.000	08/15/26	417,075
Simmons Foods, Inc.(a)
605,000	5.750	11/01/24	608,025

			2,042,956

Gaming(b) – 0.9%
Boyd Gaming Corp.
605,000	6.375	04/01/26	662,475
Inn of the Mountain Gods Resort & Casino(a)(e)
450,000	9.250	11/30/20	410,625
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.(a)
700,000	6.750	11/15/21	740,250
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC(a)
1,000,000	5.875	05/15/21	1,010,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.(a)
750,000	5.875	05/15/25	723,750

			3,547,100

Gas(b) – 0.3%
NGL Energy Partners LP/NGL Energy Finance Corp.
350,000	7.500	11/01/23	349,125
800,000	6.125	03/01/25	758,000

			1,107,125

Healthcare Providers & Services – 3.3%
Air Medical Group Holdings, Inc.(a)(b)
729,000	6.375	05/15/23	707,130
Centene Corp.(b)
235,000	6.125	02/15/24	252,625
1,155,000	4.750	01/15/25	1,192,537
CHS/Community Health Systems, Inc.(b)
270,000	6.875	02/01/22	195,750
DaVita, Inc.(b)
640,000	5.125	07/15/24	644,800
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.(a)(b)
1,149,000	8.125	06/15/21	1,097,295

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
Envision Healthcare Corp.(b)
$742,000	5.625%		07/15/22	$756,840
HCA, Inc.
845,000	5.875		05/01/23	905,206
900,000	5.250		04/15/25	958,500
133,000	7.690		06/15/25	150,955
1,050,000	5.875	(b)	02/15/26	1,103,813
Kindred Healthcare, Inc.
220,000	8.000		01/15/20	221,650
525,000	6.375	(b)	04/15/22	485,625
Molina Healthcare, Inc.(b)
695,000	5.375		11/15/22	721,931
360,000	4.875	(a)	06/15/25	357,300
Select Medical Corp.(b)
750,000	6.375		06/01/21	774,375
Sterigenics-Nordion Holdings LLC(a)(b)
500,000	6.500		05/15/23	522,500
Tenet Healthcare Corp.
150,000	7.500	(a)(b)	01/01/22	158,250
175,000	8.125		04/01/22	175,875
550,000	6.750		06/15/23	515,625
300,000	4.625	(a)(b)	07/15/24	295,500
250,000	5.125	(a)(b)	05/01/25	242,500
355,000	7.000	(a)(b)	08/01/25	324,825
WellCare Health Plans, Inc.(b)
575,000	5.250		04/01/25	606,625

				13,368,032

Home Builders(b) – 0.4%
Century Communities, Inc.
710,000	6.875		05/15/22	745,500
M/I Homes, Inc.
315,000	5.625		08/01/25	320,119
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.(a)
375,000	5.625		03/01/24	392,343

				1,457,962

Household Products(b) – 0.3%
Spectrum Brands, Inc.
1,015,000	5.750		07/15/25	1,078,438

Insurance – 0.4%
HUB International Ltd.(a)(b)
800,000	7.875		10/01/21	832,000
MGIC Investment Corp.
300,000	5.750		08/15/23	329,625
350,000	9.000	(a)	04/01/63	483,656

				1,645,281

Internet(b) – 1.0%
Bankrate, Inc.(a)
700,000	6.125		08/15/18	698,250
Symantec Corp.(a)
575,000	5.000		04/15/25	601,038
TIBCO Software, Inc.(a)
600,000	11.375		12/01/21	655,500

Corporate Obligations – (continued)
Internet(b) – (continued)
VeriSign, Inc.
1,000,000	4.625		05/01/23	1,030,000
Zayo Group LLC/Zayo Capital, Inc.
1,000,000	6.375		05/15/25	1,076,250

				4,061,038

Iron & Steel – 0.3%
Allegheny Technologies, Inc.(b)
510,000	7.875		08/15/23	559,087
Big River Steel LLC/BRS Finance Corp.(a)(b)
300,000	7.250		09/01/25	322,500
Evraz Group SA
200,000	8.250		01/28/21	225,500
200,000	5.375		03/20/23	206,250

				1,313,337

Leisure Time(a)(b) – 0.7%
Carlson Travel, Inc.
330,000	6.750		12/15/23	324,638
Sabre GLBL, Inc.
1,198,000	5.250		11/15/23	1,251,910
Silversea Cruise Finance Ltd.
425,000	7.250		02/01/25	455,812
Viking Cruises Ltd.
600,000	6.250		05/15/25	619,500

				2,651,860

Lodging(b) – 0.2%
Diamond Resorts International, Inc.(a)
500,000	10.750		09/01/24	536,250
Hilton Domestic Operating Co, Inc.
415,000	4.250		09/01/24	423,300

				959,550

Machinery-Diversified(b) – 0.2%
Xerium Technologies, Inc.
905,000	9.500		08/15/21	929,888

Media – 6.9%
Altice Financing SA(a)(b)
925,000	7.500		05/15/26	1,014,031
Altice Luxembourg SA(a)(b)
500,000	7.750		05/15/22	529,375
250,000	7.625		02/15/25	271,250
AMC Networks, Inc.(b)
415,000	4.750		12/15/22	425,894
1,000,000	5.000		04/01/24	1,017,500
400,000	4.750		08/01/25	399,500
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
800,000	5.375		05/01/25	828,000
1,255,000	5.125		05/01/27	1,265,981
320,000	5.000		02/01/28	316,800
Cengage Learning, Inc.(a)(b)
695,000	9.500		06/15/24	622,025
CSC Holdings LLC
1,100,000	6.750		11/15/21	1,210,000
215,000	10.125	(a)(b)	01/15/23	245,369

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – (continued)
CSC Holdings LLC – (continued)
$100,000	5.250%		06/01/24	$99,750
525,000	10.875	(a)(b)	10/15/25	643,781
Cumulus Media Holdings, Inc.(b)
725,000	7.750		05/01/19	210,250
DISH DBS Corp.
200,000	5.875		07/15/22	201,250
780,000	5.000		03/15/23	753,675
200,000	5.875		11/15/24	200,000
Gray Television, Inc.(a)(b)
790,000	5.125		10/15/24	788,025
250,000	5.875		07/15/26	255,625
iHeartCommunications, Inc.(b)
165,000	9.000		12/15/19	120,863
1,519,150	14.000	(i)	02/01/21	144,319
575,000	9.000		03/01/21	412,562
Lee Enterprises, Inc.(a)(b)
600,000	9.500		03/15/22	621,000
Liberty Interactive LLC(b)
1,507,357	4.000		11/15/29	1,053,266
494,852	3.750		02/15/30	342,067
Nexstar Broadcasting, Inc.(a)(b)
1,000,000	5.625		08/01/24	1,022,500
Radiate Holdco LLC/Radiate Finance, Inc.(a)(b)
775,000	6.625		02/15/25	759,500
SFR Group SA(a)(b)
200,000	6.000		05/15/22	208,500
1,000,000	6.250		05/15/24	1,051,250
865,000	7.375		05/01/26	926,631
Sinclair Television Group, Inc.(a)(b)
500,000	5.625		08/01/24	507,500
240,000	5.875		03/15/26	243,000
715,000	5.125		02/15/27	678,356
Sirius XM Radio, Inc.(a)(b)
400,000	5.375		04/15/25	421,500
750,000	5.375		07/15/26	787,500
905,000	5.000		08/01/27	912,919
The E.W. Scripps Co.(a)(b)
465,000	5.125		05/15/25	476,625
The McClatchy Co.(b)
825,000	9.000		12/15/22	859,031
Tribune Media Co.(b)
1,050,000	5.875		07/15/22	1,089,375
Univision Communications, Inc.(a)(b)
1,000,000	5.125		02/15/25	992,500
Urban One, Inc.(a)(b)
430,000	9.250		02/15/20	406,350
125,000	7.375		04/15/22	125,469
Videotron Ltd.(a)(b)
1,040,000	5.125		04/15/27	1,092,000
Virgin Media Secured Finance PLC(a)(b)
750,000	5.250		01/15/26	778,125
VTR Finance B.V.(b)
200,000	6.875		01/15/24	211,250

				27,542,039

Corporate Obligations – (continued)
Metal Fabricate & Hardware – 0.4%
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)(b)
199,000	7.375		12/15/23	215,666
Novelis Corp.(a)(b)
83,000	6.250		08/15/24	87,358
402,000	5.875		09/30/26	414,060
The Hillman Group, Inc.(a)(b)
700,000	6.375		07/15/22	696,500
TMK OAO Via TMK Capital SA
200,000	6.750		04/03/20	210,750

				1,624,334

Mining – 1.7%
Boart Longyear Management Pty Ltd.(b)(i)
556,500	10.000		12/31/22	459,113
Constellium NV(a)(b)
700,000	5.750		05/15/24	701,750
Corp. Nacional del Cobre de Chile
420,000	4.500		09/16/25	451,815
165,000	4.500	(b)	08/01/47	172,611
First Quantum Minerals Ltd.(a)(b)
485,000	7.250		04/01/23	512,887
350,000	7.500		04/01/25	370,580
Freeport-McMoRan, Inc.(b)
140,000	6.750		02/01/22	145,250
247,000	3.875		03/15/23	243,604
550,000	5.400		11/14/34	536,250
735,000	5.450		03/15/43	692,737
Hecla Mining Co.(b)
500,000	6.875		05/01/21	515,625
Hudbay Minerals, Inc.(a)(b)
91,000	7.250		01/15/23	97,598
New Gold, Inc.(a)(b)
1,100,000	6.250		11/15/22	1,135,750
Northwest Acquisitions ULC/Dominion Finco, Inc.(a)(b)
640,000	7.125		11/01/22	660,800
Vedanta Resources PLC(a)
300,000	6.375		07/30/22	313,500

				7,009,870

Miscellaneous Manufacturing(b) – 0.3%
Actuant Corp.
750,000	5.625		06/15/22	768,750
Bombardier, Inc.(a)
290,000	6.000		10/15/22	286,375

				1,055,125

Office(b) – 0.2%
CDW LLC/CDW Finance Corp.
750,000	5.000		09/01/25	783,750

Oil Field Services – 5.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.(a)(b)
395,000	7.875		12/15/24	429,563
Calfrac Holdings LP(a)(b)
725,000	7.500		12/01/20	710,500

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
California Resources Corp.(a)(b)
$200,000	8.000%		12/15/22	$132,000
Carrizo Oil & Gas, Inc.(b)
182,000	8.250		07/15/25	195,650
CITGO Petroleum Corp.(a)(b)
500,000	6.250		08/15/22	513,750
Continental Resources, Inc.(b)
507,000	4.500		04/15/23	512,704
Delek & Avner Tamar Bond Ltd.(a)
85,000	5.082		12/30/23	86,275
60,000	5.412		12/30/25	61,128
Ecopetrol SA
280,000	5.875		09/18/23	315,700
Ensco PLC(b)
350,000	5.750		10/01/44	238,875
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp.(a)(b)
760,000	7.875		07/15/21	807,500
FTS International, Inc.(b)
1,215,000	6.250		05/01/22	1,178,550
Gulfport Energy Corp.(b)
200,000	6.000		10/15/24	201,000
Jupiter Resources, Inc.(a)(b)
675,000	8.500		10/01/22	480,937
KazMunayGas National Co. JSC
400,000	6.375		04/09/21	437,380
200,000	5.750		04/19/47	200,750
KCA Deutag UK Finance PLC(a)(b)
360,000	9.875		04/01/22	376,650
MEG Energy Corp.(a)(b)
335,000	6.375		01/30/23	304,850
440,000	7.000		03/31/24	399,300
810,000	6.500		01/15/25	805,950
Newfield Exploration Co.(b)
380,000	5.375		01/01/26	403,750
Noble Holding International Ltd.(b)
765,000	7.750		01/15/24	682,762
Parker Drilling Co.(b)
670,000	6.750		07/15/22	542,700
Parsley Energy LLC/Parsley Finance Corp.(a)(b)
350,000	5.375		01/15/25	355,250
175,000	5.250		08/15/25	176,750
665,000	5.625		10/15/27	685,781
PDC Energy, Inc.(b)
500,000	7.750		10/15/22	521,250
63,000	6.125		09/15/24	65,835
Pertamina Persero PT
975,000	4.300		05/20/23	1,029,844
265,000	6.450		05/30/44	319,863
Petrobras Global Finance BV
1,075,000	8.375		05/23/21	1,237,647
Petroleos de Venezuela SA
700,000	6.000		11/15/26	192,500
Petroleos Mexicanos
505,000	6.875		08/04/26	567,367
285,000	5.625		01/23/46	258,395
370,000	6.750		09/21/47	381,359

Corporate Obligations – (continued)
Oil Field Services – (continued)
(3M USD LIBOR + 3.650%)
560,000	4.967	(c)	03/11/22	610,400
Petroleum Co. of Trinidad & Tobago Ltd.
255,000	9.750		08/14/19	269,025
Precision Drilling Corp.(b)
82,000	7.750		12/15/23	84,460
Rowan Cos., Inc.(b)
405,000	7.375		06/15/25	408,038
85,000	5.400		12/01/42	64,600
105,000	5.850		01/15/44	84,000
Southwestern Energy Co.(b)
415,000	6.700		01/23/25	424,338
State Oil Co. of the Azerbaijan Republic
200,000	4.750		03/13/23	200,699
Transocean, Inc.(b)
910,000	5.800		10/15/22	889,525
Ultra Resources, Inc.(a)(b)
355,000	6.875		04/15/22	359,438
Weatherford International Ltd.(b)
260,000	9.875		02/15/24	276,900
450,000	5.950		04/15/42	353,250
Whiting Petroleum Corp.(b)
150,000	5.750		03/15/21	150,750
902,000	6.250		04/01/23	902,000
WildHorse Resource Development Corp.(a)(b)
200,000	6.875		02/01/25	199,500
YPF SA
ARS 5,000,000	16.500		05/09/22	266,476

				21,353,464

Packaging – 0.9%
ARD Finance SA(b)(i)
$760,000	7.125		09/15/23	811,300
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)(b)
350,000	7.250		05/15/24	385,000
250,000	6.000		02/15/25	265,000
Ball Corp.
1,000,000	5.250		07/01/25	1,098,750
BWAY Holding Co.(a)(b)
300,000	7.250		04/15/25	311,250
Owens-Brockway Glass Container, Inc.(a)
500,000	5.875		08/15/23	548,750

				3,420,050

Pharmaceuticals(b) – 1.2%
BioScrip, Inc.
1,058,000	8.875		02/15/21	973,360
Valeant Pharmaceuticals International, Inc.(a)
980,000	5.375		03/15/20	962,850
615,000	7.500		07/15/21	607,312
35,000	6.750		08/15/21	33,906
605,000	5.625		12/01/21	553,575
500,000	5.500		03/01/23	420,000
120,000	5.875		05/15/23	101,400
215,000	7.000		03/15/24	232,738

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals(b) – (continued)
Valeant Pharmaceuticals International, Inc.(a) – (continued)
$917,000	6.125%		04/15/25	$770,280

				4,655,421

Pipelines(b) – 1.8%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)
1,470,000	6.125		11/15/22	1,532,475
Cheniere Corpus Christi Holdings LLC
175,000	5.875		03/31/25	189,656
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
730,000	5.750		04/01/25	748,250
Energy Transfer Equity LP
270,000	4.250		03/15/23	274,725
Genesis Energy LP/Genesis Energy Finance Corp.
283,000	6.750		08/01/22	292,198
450,000	5.625		06/15/24	445,500
Sabine Pass Liquefaction LLC
175,000	6.250		03/15/22	197,031
175,000	5.750		05/15/24	196,013
SemGroup Corp./Rose Rock Finance Corp.
1,020,000	5.625		07/15/22	1,004,700
100,000	5.625		11/15/23	97,750
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
742,000	5.500		08/15/22	753,130
620,000	5.750		04/15/25	632,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
600,000	4.250		11/15/23	595,500
Transportadora de Gas Internacional SA ESP
65,000	5.700		03/20/22	66,788

				7,026,116

Real Estate(a)(b) – 0.4%
Realogy Group LLC/Realogy Co-Issuer Corp.
1,000,000	4.875		06/01/23	1,030,000
The Howard Hughes Corp.
415,000	5.375		03/15/25	425,177

				1,455,177

Real Estate Investment Trust(b) – 1.4%
CTR Partnership LP/CareTrust Capital Corp.
500,000	5.250		06/01/25	513,750
ESH Hospitality, Inc.(a)
1,087,000	5.250		05/01/25	1,123,686
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
750,000	5.625		05/01/24	809,062
650,000	4.500		09/01/26	652,438
RHP Hotel Properties LP/RHP Finance Corp.
460,000	5.000		04/15/21	468,625
940,000	5.000		04/15/23	969,375
Starwood Property Trust, Inc.
400,000	5.000		12/15/21	419,000
The GEO Group, Inc.
690,000	6.000		04/15/26	719,325

Corporate Obligations – (continued)
Real Estate Investment Trust(b) – (continued)
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(a)
120,000	6.000		04/15/23	120,000

				5,795,261

Retailing – 1.4%
1011778 BC ULC/New Red Finance, Inc.(a)(b)
195,000	5.000		10/15/25	198,413
Eurotorg LLC Via Bonitron DAC(a)
200,000	8.750		10/30/22	202,500
Ferrellgas LP/Ferrellgas Finance Corp.(b)
650,000	6.750		01/15/22	615,875
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.(b)
350,000	8.625		06/15/20	313,250
Golden Nugget, Inc.(a)(b)
200,000	6.750		10/15/24	203,500
100,000	8.750		10/01/25	103,000
Guitar Center, Inc.(a)(b)
935,000	9.625		04/15/20	579,700
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)(b)
220,000	4.750		06/01/27	226,050
L Brands, Inc.
501,000	6.875		11/01/35	497,242
New Albertson’s, Inc.
400,000	7.450		08/01/29	336,000
300,000	8.700		05/01/30	267,000
575,000	8.000		05/01/31	499,531
New Red Finance, Inc.(a)(b)
345,000	4.250		05/15/24	347,156
Rite Aid Corp.
450,000	6.125	(a)(b)	04/01/23	418,500
470,000	7.700		02/15/27	399,500
75,000	6.875	(a)	12/15/28	57,750
Yum! Brands, Inc.
415,000	6.875		11/15/37	455,463

				5,720,430

Semiconductors – 0.3%
Advanced Micro Devices, Inc.
55,000	2.125		09/01/26	86,694
Micron Technology, Inc.(a)(b)
400,000	5.250		08/01/23	418,500
Sensata Technologies BV(a)
680,000	5.000		10/01/25	720,800

				1,225,994

Software(a)(b) – 1.1%
BMC Software Finance, Inc.
560,000	8.125		07/15/21	574,700
First Data Corp.
1,000,000	5.000		01/15/24	1,038,750
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 S.a.r.l./Greeneden US Holdings II LLC
590,000	10.000		11/30/24	665,225
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.
395,000	6.000		07/15/25	414,750

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Software(a)(b) – (continued)
MSCI, Inc.
$200,000	4.750%		08/01/26	$209,000
Quintiles IMS, Inc.
415,000	5.000		10/15/26	439,900
Solera LLC/Solera Finance, Inc.
240,000	10.500		03/01/24	273,600
Veritas US, Inc./Veritas Bermuda Ltd.
605,000	10.500		02/01/24	646,594

				4,262,519

Telecommunication Services – 3.6%
CenturyLink, Inc.
535,000	6.750		12/01/23	556,400
495,000	5.625	(b)	04/01/25	480,150
Comcel Trust via Comunicaciones Celulares SA(b)
330,000	6.875		02/06/24	347,742
Digicel Group Ltd.(a)(b)
660,000	8.250		09/30/20	651,998
Digicel Ltd.(a)(b)
1,000,000	6.000		04/15/21	983,760
Embarq Corp.
200,000	7.995		06/01/36	202,000
Frontier Communications Corp.(b)
715,000	6.875		01/15/25	530,888
GTT Communications, Inc.(a)(b)
616,000	7.875		12/31/24	656,810
Hughes Satellite Systems Corp.
1,315,000	5.250		08/01/26	1,344,693
Inmarsat Finance PLC(a)(b)
929,000	4.875		05/15/22	947,720
Intelsat Jackson Holdings SA(b)
500,000	7.500		04/01/21	475,000
240,000	8.000	(a)	02/15/24	255,600
Level 3 Financing, Inc.(b)
963,000	5.375		05/01/25	1,001,520
Liquid Telecommunications Financing PLC(b)
200,000	8.500		07/13/22	212,703
Plantronics, Inc.(a)(b)
510,000	5.500		05/31/23	531,675
SoftBank Group Corp.(b)
400,000	6.000		07/30/25	431,000
Sprint Capital Corp.
150,000	6.875		11/15/28	159,375
Sprint Corp.
1,050,000	7.250		09/15/21	1,144,500
1,175,000	7.875		09/15/23	1,313,062
350,000	7.125		06/15/24	378,000
398,000	7.625	(b)	02/15/25	439,790
T-Mobile USA, Inc.(b)
300,000	6.000		04/15/24	320,250
1,100,000	6.375		03/01/25	1,188,000

				14,552,636

Corporate Obligations – (continued)
Trucking & Leasing(a) – 0.3%
DAE Funding LLC(b)
145,000	4.000		08/01/20	147,356
128,000	4.500		08/01/22	129,600
191,000	5.000		08/01/24	195,059
Fortress Transportation & Infrastructure Investors LLC(b)
370,000	6.750		03/15/22	385,725
Park Aerospace Holdings Ltd.
325,000	5.250		08/15/22	337,922
180,000	5.500		02/15/24	186,261

				1,381,923

TOTAL CORPORATE OBLIGATIONS
(Cost $182,585,367)				$184,927,488

Bank Loans(j) – 15.6%
Aerospace & Defense – 0.3%
Engility Corp.
$205,125	4.492%		08/12/23	$207,507
Sequa Corp.
249,375	6.875		11/28/21	251,168
Sequa Mezzanine Holdings LLC
395,714	10.375		04/28/22	405,856
Transdigm, Inc. (3M. LIBOR + 3.000%)(c)
243,703	4.333		06/04/21	245,150

				1,109,681

Airlines – 0.6%
American Airlines, Inc.
500,000	3.742		04/28/23	500,690
Delta Air Lines, Inc.
1,000,000	4.242		02/01/24	1,007,290
(1M LIBOR + 2.500%)(c)
833,537	3.739		10/18/18	837,446

				2,345,426

Automotive – Parts – 0.4%
Capital Automotive LP
488,000	3.750		03/24/24	488,732
Evergreen Skills Lux S.a.r.l.
894,118	5.992		04/28/21	858,729
Jaguar Holding Company II
398,980	4.083		08/18/22	401,098

				1,748,559

Building Materials – 0.1%
Forterra Finance LLC
662,279	4.242		10/25/23	552,592

Chemicals – 0.2%
Univar, Inc. (1M LIBOR + 2.750%)(c)
744,375	3.992		07/01/22	748,097

Consumer Cyclical Services – 0.3%
First Data Corp. (1M. LIBOR + 2.500%)(c)
692,198	3.738		04/26/24	694,918

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(j) – (continued)
Consumer Cyclical Services – (continued)
Monitronics International, Inc. (3M LIBOR + 5.500%)(c)
546,500	6.833%	09/30/22	$540,866

			1,235,784

Consumer Cyclical Services – Business – 0.3%
Colorado Buyer, Inc. (3M LIBOR + 3.000%)(c)
399,000	4.310	05/01/24	401,992
Prime Security Services Borrower LLC
400,000	3.750	05/02/22	403,272
Sabre, Inc. (1M LIBOR + 2.250%)(c)
249,375	3.492	02/22/24	250,415

			1,055,679

Consumer Products – Household & Leisure – 0.2%
Calceus Acquisition, Inc.
11,587	5.000	01/31/20	10,812
Diamond (BC) B.V.
500,000	3.000	09/06/24	501,965
Revlon Consumer Products Corp.(c)
542,243	4.250	09/07/23	467,007

			979,784

Energy – 0.4%
Chief Exploration & Development LLC
970,000	7.959	05/16/21	947,370
FTS International, Inc. (1M LIBOR + 4.750%)(c)
229,997	5.992	04/16/21	224,132
Gulf Finance LLC
130,201	6.590	08/25/23	125,725
Seadrill Partners Finco LLC
430,658	4.333	02/21/21	326,684

			1,623,911

Energy – Exploration & Production – 0.3%
Fieldwood Energy LLC
554,514	4.208	09/28/18	527,481
250,000	8.333	08/31/20	225,625
Murray Energy Corp. (3M LIBOR + 7.250%)(c)
682,907	8.583	04/16/20	607,057

			1,360,163

Entertainment – 0.3%
LTF Merger Sub, Inc.
496,250	4.317	06/10/22	496,662
Scientific Games International, Inc.
750,000	4.522	08/14/24	758,332

			1,254,994

Environmental – 0.1%
Advanced Disposal Services, Inc. (1 Week LIBOR + 2.750%)(c)
425,657	3.953	11/10/23	429,275

Finance Insurance – 0.2%
Alliant Holdings I, Inc.
496,200	4.490	08/12/22	499,509

Bank Loans(j) – (continued)
Finance Insurance – (continued)
Hub International Ltd.
488,633	4.000	10/02/20	492,258

			991,767

Financial Services – 0.1%
Walter Investment Management Corp.
604,037	4.992	12/18/20	568,635

Food & Beverage – 0.3%
US Foods, Inc. (1M LIBOR + 2.750%)(c)
997,484	4.000	06/27/23	1,005,175

Food & Drug Retailers – 0.3%
Albertsons LLC (1M LIBOR + 2.750%)(c)
789,893	4.317	06/22/23	764,553
57,800	3.992	08/25/21	55,981
Rite Aid Corp. (1M LIBOR + 4.750%)(c)
250,000	6.000	08/21/20	251,250

			1,071,784

Gaming – 0.6%
Caesars Entertainment Operating Co., Inc.
250,000	2.500	10/06/24	250,158
Caesars Growth Properties Holdings LLC
500,000	2.750	09/27/24	503,035
CityCenter Holdings LLC (1M LIBOR + 2.500%)(c)
498,750	3.742	04/18/24	500,810
Fantasy Springs Resort(h)
227,196	0.000	12/17/21	228,332
Mashantucket (Western) Pequot Tribe
830,035	9.375	06/30/20	788,533

			2,270,868

Health Care – Medical Products – 0.3%
Carestream Dental Equiment, Inc
350,000	4.583	09/01/24	350,220
Carestream Health, Inc.
155,382	5.333	06/07/19	155,615
193,550	9.833	12/07/19	188,793
Concordia Healthcare Corp.
498,402	5.492	10/21/21	414,989
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.
97,434	4.585	06/08/20	97,455

			1,207,072

Health Care – Pharmaceuticals – 0.2%
Grifols Worldwide Operations USA, Inc. (3M LIBOR + 2.250%)(c)
497,500	3.453	01/31/25	499,077
PharMerica Corp.
250,000	4.500	09/26/24	251,640

			750,717

Health Care – Services – 1.0%
Air Medical Group Holdings, Inc. (1M LIBOR + 3.250%)(c)
250,000	4.492	04/28/22	251,095

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(j) – (continued)
Health Care – Services – (continued)
$790,553	4.250%	04/28/22	$789,170
BPA Laboratories, Inc.
600,000	3.814	04/29/20	570,000
80,336	3.814	04/29/20	76,319
Change Healthcare Holdings, Inc. (1M LIBOR + 2.750%)(c)
995,000	3.992	03/01/24	1,000,254
Community Health Systems, Inc. (3M LIBOR + 3.000%)(c)
296,353	4.317	01/27/21	286,419
Envision Healthcare Corp. (1M LIBOR + 3.000%)(c)
496,250	4.250	12/01/23	498,111
Quorum Health Corp.
118,873	8.067	04/29/22	120,086
Radnet Management, Inc.
547,792	5.110	06/30/23	554,640

			4,146,094

Lodging – 0.1%
Hilton Worldwide Finance LLC (1M LIBOR + 2.000%)(c)
498,747	3.238	10/25/23	501,864

Machinery-Diversified – 0.2%
Gardner Denver, Inc. (3M LIBOR + 2.750%)(c)
750,000	4.083	07/30/24	754,073

Media – Broadcasting & Radio – 1.2%
Communications Sales & Leasing, Inc. (1M LIBOR + 3.000%)(c)
833,022	4.242	10/24/22	799,185
Cumulus Media Holdings, Inc. (3M LIBOR + 7.500%)(c)
1,451,440	4.250	12/23/20	1,259,125
iHeart Communications, Inc. (3M LIBOR + 6.750%)(c)
1,600,000	8.083	01/30/19	1,196,000
250,000	8.833	07/30/19	187,052
Nexstar Broadcasting, Inc. (1M LIBOR + 2.500%)(c)
652,388	3.735	01/17/24	656,003
Radio One, Inc.
542,008	5.000	04/18/23	531,845
Tribune Media Co. (1M LIBOR + 3.000%)
342,824	4.242	12/27/20	343,146

			4,972,356

Media – Cable – 0.3%
TierPoint LLC
498,750	4.992	05/06/24	503,738
Ziggo Secured Finance BV (1M LIBOR + 2.500%)(c)
500,000	3.739	04/15/25	501,095

			1,004,833

Media – Non Cable – 0.9%
Advantage Sales & Marketing, Inc. (1M LIBOR + 3.250%)(c)
243,719	4.628	07/23/21	230,390
Cengage Learning Acquisitions, Inc. (1M LIBOR + 4.250%)(c)
1,827,712	5.485	06/07/23	1,709,477
Checkout Holding Corp. (1M LIBOR + 3.500%)(c)
559,878	4.742	04/09/21	458,165
Houghton Mifflin Harcourt Publishing Co.
297,716	4.242	05/31/21	283,390

Bank Loans(j) – (continued)
Media – Non Cable – (continued)
McGraw-Hill Global Education Holdings LLC (1M LIBOR + 4.000%)(c)
696,231	5.242	05/04/22	694,344
Mission Broadcasting, Inc. (1M LIBOR + 2.500%)(c)
82,061	3.735	01/17/24	82,516

			3,458,282

Metals & Mining – 0.2%
Fairmount Santrol, Inc.
745,877	4.735	09/05/19	744,012
238,340	6.750	09/05/19	238,936

			982,948

Packaging – 0.2%
Reynolds Group Holdings, Inc. (1M LIBOR + 2.750%)(c)
743,131	3.992	02/05/23	747,308

Pipelines – 0.4%
BCP Raptor LLC (1 Week LIBOR + 4.250%)(c)
399,000	5.522	06/24/24	403,114
BCP Renaissance Parent LLC
500,000	5.000	09/19/24	505,470
Traverse Midstream Partners LLC
747,196	5.330	09/27/24	756,723

			1,665,307

Real Estate – 0.1%
MGM Growth Properties LLC (1M LIBOR + 2.250%)(c)
398,987	3.492	04/25/23	401,054

Restaurants – 0.2%
1011778 B.C. Unlimited Liability Co. (3M LIBOR + 2.250%)(c)
743,137	3.492	02/16/24	743,880

Retailers – 1.1%
Academy Ltd. (3M LIBOR + 4.000%)(c)
761,921	5.024	07/01/22	560,187
BJ’s Wholesale Club, Inc. (1M LIBOR + 3.750%)(c)
198,844	4.988	02/03/24	193,624
Dollar Tree, Inc.
850,000	4.250	07/06/22	859,562
General Nutrition Centers, Inc.
521,701	3.750	03/04/19	495,037
Petco Animal Supplies, Inc.
794,147	4.380	01/26/23	648,222
PetSmart, Inc. (1M LIBOR + 3.000%)(c)
245,525	4.240	03/11/22	209,394
Rite Aid Corp. (1M LIBOR + 3.875%)(c)
850,000	5.125	06/21/21	851,420
Serta Simmons Bedding LLC(c)
698,744	4.835	11/08/23	687,655

			4,505,101

Semiconductors – 0.1%
Bright Bidco B.V.
249,375	5.833	06/30/24	252,597

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(j) – (continued)
Services Cyclical – Business Services – 0.2%
Ceridian LLC
$234,677	4.739%	09/15/20	$234,677
Tempo Acquisition LLC (1M LIBOR + 3.000%)(c)
498,750	4.242	05/01/24	500,206

			734,883

Technology – Software/Services – 1.9%
Almonde, Inc. (3M LIBOR + 7.250%)(c)
426,867	8.567	06/13/25	422,718
Applied Systems, Inc.
92,903	4.250	01/25/21	95,690
BMC Software Finance, Inc. (1M LIBOR + 4.000%)(c)
787,894	5.242	09/10/22	793,158
Compuware Corp.
491,250	5.630	12/15/21	498,005
Conduent, Inc.
426,115	4.242	12/07/23	429,579
Digicert Holdings, Inc.
250,000	5.750	10/31/24	252,707
Infoblox, Inc.
373,462	6.242	11/07/23	371,945
Infor (US), Inc. (3M LIBOR + 2.750%)(c)
497,500	4.083	02/01/22	498,017
Informatica Corp.
487,509	4.833	08/05/22	488,323
MA FinanceCo LLC (1M LIBOR + 2.750%)(c)
64,489	3.989	06/21/24	64,691
McAfee LLC
500,000	5.833	09/30/24	503,035
MModal, Inc.
394,819	9.000	01/31/20	381,987
Optiv Security, Inc.
195,556	8.563	02/01/25	179,911
Seattle SpinCo, Inc. (1M LIBOR + 2.750%)(c)
435,511	3.988	06/21/24	436,874
Syniverse Holdings, Inc.
1,097,913	4.242 (h)	04/23/19	1,068,028
521,469	4.333	04/23/19	507,275
TIBCO Software, Inc.
498,744	4.750	12/04/20	501,552

			7,493,495

Telecommunications – Internet & Data – 0.4%
Asurion LLC (1M LIBOR + 3.000%)(c)
97,531	4.242	11/03/23	98,324
Avaya, Inc. (1M LIBOR + 7.500%)(c)
803,526	5.871	10/26/18	665,352
484,710	6.621	05/29/20	401,907
3,182	8.742	01/24/18	3,188
GTT Communications, Inc.
296,509	4.500	01/09/24	298,362

			1,467,133

Bank Loans(j) – (continued)
Telecommunications – Satellites – 0.9%
CenturyLink, Inc.
413,956	2.750	01/31/25	408,438
Intelsat Jackson Holdings SA (3M LIBOR + 2.750%)(c)
2,220,777	3.750	06/30/19	2,213,048
Sable International Finance Ltd.
101,378	3.500	01/31/25	101,741
West Corp.
440,942	5.000	10/10/24	441,771
Windstream Corp. (1M LIBOR + 4.000%)(c)
467,987	5.240	03/29/21	437,568

			3,602,566

Textiles – 0.0%
Nine West Holdings, Inc.
314,719	6.250	01/08/20	108,052

Transportation – 0.1%
CEVA Group PLC
54,585	6.500	03/19/21	52,402
CEVA Intercompany B.V.
55,548	6.500	03/19/21	53,326
Ceva Logistics Canada ULC
9,577	6.878	03/19/21	9,194
Ceva Logistics US Holdings, Inc.
76,618	6.878	03/19/21	73,553
Syncreon Group Holdings B.V.
214,971	8.830	10/28/20	186,917

			375,392

Utilities – 0.2%
TEX Operations Co. LLC
185,714	3.500	08/04/23	186,203
808,179	3.992	08/04/23	810,425

			996,628

Wireless Telecommunications – 0.3%
Radiate Holdco LLC/Radiate Finance, Inc. (1M LIBOR + 3.000%)(c)
462,399	4.242	02/01/24	457,067
Sprint Communications, Inc. (1M LIBOR + 2.500%)(c)
746,873	3.750	02/02/24	749,361

			1,206,428

Wirelines Telecommunications – 0.1%
Frontier Communications Corp. (1M LIBOR + 3.750%)(c)
392,681	4.990	06/15/24	373,255

TOTAL BANK LOANS
(Cost $63,461,968)			$62,803,492

Structured Notes(a)(k) – 0.2%
Arab Republic of Egypt (Issuer ICBC Standard Bank PLC)
EGP 12,010,000	0.000%	06/14/18	$613,236
8,000,000	0.000	07/12/18	403,888

TOTAL STRUCTURED NOTES
(Cost $989,897)			$1,017,124

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value

Common Stocks – 0.1%
Construction & Engineering(g) – 0.0%
2,497,024	Boart Longyear Ltd.	$21,022

Diversified Consumer Services – 0.0%
4,333	The Gymboree Corp.	95,581

Oil, Gas & Consumable Fuels(g) – 0.1%
4,992	Linn Energy, Inc.	192,442
1,069	Peabody Energy Corp.	33,021

		225,463

TOTAL COMMON STOCKS
(Cost $302,323)		$342,066

Shares	Rate	Value
Preferred Stock(h) – 0.0%
Post Secondary Education – 0.0%
Te Holdcorp LLC/Te Holdcorp
15,685	0.000%	$40,780
(Cost $259,305)

Units	Description	Expiration Date	Value

Warrants(g) – 0.0%
Life Sciences Tools & Services(h) – 0.0%
Lion Holdings, Inc. Series A
270		04/29/24	$—
Lion Holdings, Inc. Series B
430		04/29/24	—

—

Oil, Gas & Consumable Fuels – 0.0%
Midstates Petroleum Co., Inc.
1,204		04/21/20	—

TOTAL WARRANTS
(Cost $—)			$—

Shares	Description	Value

Exchange Traded Funds – 1.1%
39,126	iShares iBoxx $ High Yield Corporate Bond ETF	$3,461,477
21,500	SPDR Barclays High Yield Bond ETF	800,660

TOTAL EXCHANGE TRADED FUNDS
(Cost $4,260,225)		$4,262,137

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $339,107,700)		$341,605,761

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(l) – 7.8%
Repurchase Agreements – 7.8%
Joint Repurchase Agreement Account II
$31,200,000	1.070%	11/01/17	$31,200,000
(Cost $31,200,000)

TOTAL INVESTMENTS – 92.8%
(Cost $370,307,700)			$372,805,761

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.2%			28,876,719

NET ASSETS – 100.0%			$401,682,480

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $96,236,632, which represents approximately 24.0% of net assets as of October 31, 2017 and are unaudited.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate disclosed is that which is in effect on October 31, 2017.
(d)	Actual maturity date is 06/28/2117.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2017.
(f)	Actual maturity date is 10/12/2110.
(g)	Security is currently in default and/or non-income producing.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(i)	Payment-in-kind securities.
(j)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on October 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	Joint repurchase agreement was entered into on October 31, 2017. Additional information appears on page 91.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
EGP	—Egyptian Pound
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol

PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MIBOR	—MIBOR – Mumbai Interbank Offered Rate
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (London)	ARS	6,916,000	USD	386,153	$386,221	11/22/17	$68
	CLP	53,091,946	USD	83,000	83,399	11/22/17	399
	EGP	1,852,916	USD	104,000	104,407	11/22/17	407
	EUR	654,000	PLN	2,773,189	762,730	11/22/17	888
	IDR	4,413,925,892	USD	324,315	324,849	11/22/17	534
	INR	48,478,903	USD	735,000	747,567	11/22/17	12,567
	KRW	643,119,600	USD	570,000	575,249	11/22/17	5,249
	MXN	12,994,621	USD	673,000	675,085	11/22/17	2,085
	MYR	6,617,554	USD	1,535,656	1,564,100	01/09/18	28,445
	PEN	389,403	USD	119,000	119,672	11/22/17	672
	PLN	1,414,048	USD	388,000	388,463	11/22/17	463
	THB	12,558,971	USD	377,000	378,068	11/22/17	1,068
	USD	4,145,961	BRL	13,350,684	4,079,018	11/03/17	66,943
	USD	1,539,817	CLP	956,181,311	1,502,013	11/22/17	37,804
	USD	1,110,000	CNH	7,232,274	1,088,910	11/22/17	21,090
	USD	1,569,494	COP	4,633,866,348	1,519,984	11/22/17	49,510
	USD	4,047,190	EUR	3,419,000	3,987,421	11/22/17	59,767
	USD	90,824	EUR	75,548	88,229	12/14/17	2,594
	USD	905,098	HUF	234,162,627	876,786	11/22/17	28,312
	USD	380,146	IDR	5,114,289,836	376,394	11/22/17	3,752
	USD	3,089,174	JPY	342,092,844	3,011,465	11/22/17	77,709
	USD	9,399,506	MXN	175,484,278	9,116,602	11/22/17	282,901
	USD	31,000	PEN	100,821	30,985	11/22/17	15
	USD	64,588	RON	251,524	63,639	11/22/17	949
	USD	1,023,322	RUB	59,370,111	1,013,289	11/22/17	10,034
	USD	5,337,000	TRY	19,311,019	5,057,674	11/22/17	279,327
	USD	1,167,079	TWD	34,892,150	1,159,421	11/22/17	7,657
	USD	8,325,260	ZAR	110,768,958	7,802,708	11/22/17	522,550
TOTAL							$1,503,759

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London)	ARS	3,562,000	USD	200,000	$198,918	11/22/17	$(1,082)
	BRL	13,350,685	USD	4,196,700	4,079,019	11/03/17	(117,682)
	BRL	10,296,731	USD	3,173,760	3,133,337	12/04/17	(40,423)
	CLP	231,548,119	USD	369,219	363,726	11/22/17	(5,492)
	COP	6,874,531,712	USD	2,324,904	2,254,959	11/22/17	(69,946)
	CZK	39,007,375	USD	1,793,168	1,772,653	11/22/17	(20,515)
	EUR	5,371,000	USD	6,350,660	6,263,951	11/22/17	(86,710)
	HUF	791,665,440	USD	3,075,493	2,964,271	11/22/17	(111,224)
	IDR	5,637,423,000	USD	417,000	414,894	11/22/17	(2,106)
	INR	105,162,263	USD	1,629,135	1,621,650	11/22/17	(7,484)
	JPY	121,674,664	USD	1,110,069	1,071,109	11/22/17	(38,960)
	MXN	74,944,222	USD	4,059,510	3,893,436	11/22/17	(166,075)
	MYR	1,128,128	USD	267,000	266,640	01/09/18	(360)
	PEN	143,724	USD	44,185	44,170	11/22/17	(15)
	PHP	6,762,464	USD	131,338	130,652	11/22/17	(686)
	PLN	2,773,189	EUR	654,340	761,842	11/22/17	(1,285)
	PLN	12,946,664	USD	3,617,520	3,556,666	11/22/17	(60,855)
	RON	5,336,845	EUR	1,162,727	1,350,298	11/22/17	(5,737)
	RON	2,951,044	USD	765,155	746,657	11/22/17	(18,499)
	RUB	61,832,912	USD	1,068,991	1,055,323	11/22/17	(13,668)
	THB	50,034,095	USD	1,513,198	1,506,196	11/22/17	(7,003)
	TRY	8,756,506	USD	2,384,025	2,293,382	11/22/17	(90,643)
	TWD	34,892,151	USD	1,174,822	1,159,421	11/22/17	(15,401)
	USD	276,000	ARS	4,949,348	276,394	11/22/17	(394)
	USD	350,035	CLP	223,025,029	350,338	11/22/17	(302)
	USD	1,421,974	CNH	9,492,802	1,429,261	11/22/17	(7,287)
	USD	59,000	CZK	1,299,263	59,044	11/22/17	(44)
	USD	355,430	IDR	4,851,580,712	357,059	11/22/17	(1,629)
	USD	2,374,000	INR	155,435,725	2,396,890	11/22/17	(22,890)
	USD	680,000	JPY	77,618,328	683,279	11/22/17	(3,279)
	USD	3,076,401	KRW	3,478,858,627	3,111,723	11/22/17	(35,322)
	USD	721,000	MXN	13,879,971	721,080	11/22/17	(80)
	USD	1,298,388	MYR	5,560,906	1,314,356	01/09/18	(15,967)
	USD	2,042,904	PLN	7,459,724	2,049,311	11/22/17	(6,407)
	USD	56,000	RON	221,392	56,015	11/22/17	(15)
	USD	24,000	THB	797,556	24,009	11/22/17	(9)
	UYU	11,408,920	USD	392,194	389,436	11/22/17	(2,758)
	ZAR	58,052,015	USD	4,371,080	4,089,260	11/22/17	(281,820)
	ZAR	20,000,000	USD	1,482,946	1,396,131	01/16/18	(86,816)
TOTAL							$(1,346,870)

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
10 Year German Euro-Bund	(19)	12/07/17	$(3,602,006)	$(11,972)
10 Year U.S. Treasury Notes	(34)	12/19/17	(4,247,875)	32,586
TOTAL				$20,614

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At October 31, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Unrealized Appreciation/ (Depreciation)*
6 Month MIBOR	6.645%	BNP Paribas SA	05/11/22	INR	2,510	$595	$677
6 Month MIBOR	6.163	BNP Paribas SA	07/17/22	INR	36,000	(2,683)	(2,466)
6 Month MIBOR	6.700	HSBC Bank PLC	02/24/22	INR	87,930	24,802	26,661
TOTAL							$24,872

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their value.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 93.6%
Australia – 5.7%
70,890	APA Group (Gas Utilities)	$465,228
155,294	AusNet Services (Electric Utilities)	210,585
76,789	Dexus (Equity Real Estate Investment Trusts (REITs))	574,995
357,782	Goodman Group (Equity Real Estate Investment Trusts (REITs))	2,294,008
116,617	Scentre Group (Equity Real Estate Investment Trusts (REITs))	359,581
638,070	Spark Infrastructure Group (Electric Utilities)	1,242,134
304,008	Stockland (Equity Real Estate Investment Trusts (REITs))	1,053,675
243,989	Sydney Airport (Transportation Infrastructure)	1,329,321
170,100	The GPT Group (Equity Real Estate Investment Trusts (REITs))	664,210
188,867	Transurban Group (Transportation Infrastructure)	1,755,673
779,095	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	1,583,606
84,646	Westfield Corp. (Equity Real Estate Investment Trusts (REITs))	504,511

		12,037,527

Brazil – 0.1%
46,200	Transmissora Alianca de Energia Eletrica SA (Electric Utilities)	289,518

Canada – 5.2%
10,783	Boardwalk Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	332,743
16,420	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	433,633
34,377	Chartwell Retirement Residences (Health Care Providers & Services)	409,028
74,640	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	2,868,500
42,043	First Capital Realty, Inc. (Real Estate Management & Development)	666,770
8,401	Fortis, Inc. (Electric Utilities)	309,380
61,517	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	2,033,718
54,300	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,029,936
60,017	TransCanada Corp. (Oil, Gas & Consumable Fuels)	2,849,423

		10,933,131

France – 6.3%
3,306	Aeroports de Paris (Transportation Infrastructure)	556,615
7,643	Carmila SA (Real Estate Management & Development)	211,668
34,357	Eutelsat Communications SA (Media)	860,573

Common Stocks – (continued)
France – (continued)
20,741	Fonciere Des Regions (Equity Real Estate Investment Trusts (REITs))	$2,112,034
162,545	Groupe Eurotunnel SE (Transportation Infrastructure)	2,042,984
1,167	ICADE (Equity Real Estate Investment Trusts (REITs))	101,953
49,792	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	1,982,126
7,722	Mercialys SA (Equity Real Estate Investment Trusts (REITs))	150,441
5,896	Unibail-Rodamco SE	1,475,810
40,542	Vinci SA (Construction & Engineering)	3,972,206

		13,466,410

Germany – 2.1%
25,687	alstria office REIT AG (Equity Real Estate Investment Trusts (REITs))	365,162
4,176	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	396,819
16,100	LEG Immobilien AG (Real Estate Management & Development)	1,640,018
15,250	TLG Immobilien AG (Real Estate Management & Development)	353,736
11,378	VIB Vermoegen AG (Real Estate Management & Development)	284,224
32,913	Vonovia SE (Real Estate Management & Development)	1,453,881

		4,493,840

Hong Kong – 5.7%
69,100	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	410,817
172,000	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	538,045
332,252	CK Asset Holdings Ltd. (Real Estate Management & Development)	2,734,378
155,541	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	1,015,044
422,450	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	800,806
156,853	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,137,636
267,543	Link REIT (Equity Real Estate Investment Trusts (REITs))	2,249,315
366,082	New World Development Co. Ltd. (Real Estate Management & Development)	545,799
121,579	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	1,988,958
40,027	Swire Properties Ltd. (Real Estate Management & Development)	135,260
53,923	The Wharf Holdings Ltd. (Real Estate Management & Development)	491,139

		12,047,197

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Common Stocks – (continued)
Ireland – 0.5%
207,156	Green REIT PLC (Equity Real Estate Investment Trusts (REITs))	$364,371
253,277	Hibernia REIT PLC (Equity Real Estate Investment Trusts (REITs))	435,169
164,525	Irish Residential Properties REIT PLC (Equity Real Estate Investment Trusts (REITs))	282,679

		1,082,219

Italy – 1.3%
47,985	Atlantia SpA (Transportation Infrastructure)	1,564,339
222,861	Snam SpA (Oil, Gas & Consumable Fuels)	1,137,893

		2,702,232

Japan – 7.2%
69	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	270,041
2,970	Central Japan Railway Co. (Road & Rail)	539,490
17,277	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	633,252
10,700	East Japan Railway Co. (Road & Rail)	1,037,682
13,600	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	342,734
55,957	Hulic Co. Ltd. (Real Estate Management & Development)	577,252
1,328	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	538,240
11,300	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	401,663
276	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	182,736
101	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	473,503
157	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	841,102
314	Kenedix Retail REIT Corp. (Equity Real Estate Investment Trusts (REITs))	619,670
1,098	LaSalle Logiport REIT (Equity Real Estate Investment Trusts (REITs))	1,033,080
37,153	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	673,752
162,575	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	3,794,659
48	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	231,335
646	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	887,594
40,995	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	1,373,012

Common Stocks – (continued)
Japan – (continued)
31,260	Tokyo Gas Co. Ltd. (Gas Utilities)	779,801

		15,230,598

Luxembourg – 0.5%
8,971	Ado Properties SA(a) (Real Estate Management & Development)	443,503
43,685	SES SA (Media)	710,492

		1,153,995

Mexico – 0.7%
732	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	13,055
198,889	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	1,015,517
273,325	OHL Mexico SAB de CV (Transportation Infrastructure)	483,586

		1,512,158

Netherlands – 0.2%
4,318	Eurocommercial Properties NV (Equity Real Estate Investment Trusts (REITs))	179,816
6,073	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	262,859

		442,675

Singapore – 1.7%
268,792	Cache Logistics Trust (Equity Real Estate Investment Trusts (REITs))	161,697
375,358	CapitaLand Ltd. (Real Estate Management & Development)	1,010,836
73,737	ENN Energy Holdings Ltd. (Gas Utilities)	541,105
714,300	Frasers Logistics & Industrial Trust (Equity Real Estate Investment Trusts (REITs))	584,289
695,537	Keppel REIT (Equity Real Estate Investment Trusts (REITs))	599,557
550,510	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	788,099

		3,685,583

Spain – 2.6%
1,447	Aena SME SA(a) (Transportation Infrastructure)	265,486
29,548	Axiare Patrimonio SOCIMI SA (Equity Real Estate Investment Trusts (REITs))	554,145
16,370	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	406,336
80,629	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	666,837
103,883	Ferrovial SA (Construction & Engineering)	2,255,986
69,561	Iberdrola SA (Electric Utilities)	562,123

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
30,800	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	$406,686
22,044	Red Electrica Corp. SA (Electric Utilities)	488,109

		5,605,708

Sweden – 0.9%
13,169	Atrium Ljungberg AB (Real Estate Management & Development)	218,339
12,736	Fabege AB (Real Estate Management & Development)	268,924
56,620	Hufvudstaden AB Class A (Real Estate Management & Development)	931,695
42,997	Kungsleden AB (Real Estate Management & Development)	306,823
10,279	Pandox AB (Hotels, Restaurants & Leisure)	187,368

		1,913,149

Switzerland – 0.2%
4,242	PSP Swiss Property AG (Real Estate Management & Development)	373,373

United Arab Emirates – 0.2%
13,462	DP World Ltd. (Transportation Infrastructure)	319,588

United Kingdom – 6.2%
32,951	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	340,264
3,850	Derwent London PLC (Equity Real Estate Investment Trusts (REITs))	136,839
235,403	Empiric Student Property PLC (Equity Real Estate Investment Trusts (REITs))	304,052
47,797	Hammerson PLC (Equity Real Estate Investment Trusts (REITs))	332,726
147,399	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	1,893,154
276,886	National Grid PLC (Multi-Utilities)	3,333,003
57,521	NewRiver REIT PLC (Equity Real Estate Investment Trusts (REITs))	255,852
123,878	Pennon Group PLC (Water Utilities)	1,306,490
41,513	Segro PLC (Equity Real Estate Investment Trusts (REITs))	299,686
42,160	Severn Trent PLC (Water Utilities)	1,182,141
37,146	Shaftesbury PLC (Equity Real Estate Investment Trusts (REITs))	488,421
38,306	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	305,843
174,125	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	340,652
87,300	UNITE Group PLC (Equity Real Estate Investment Trusts (REITs))	815,111
150,708	United Utilities Group PLC (Water Utilities)	1,667,373
120,000	Warehouse REIT PLC* (Equity Real Estate Investment Trusts (REITs))	155,593

		13,157,200

Common Stocks – (continued)
United States – 46.3%
1,642	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	203,542
10,654	American Assets Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	413,269
22,295	American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	927,026
39,809	American Homes 4 Rent Class A (Equity Real Estate Investment Trusts (REITs))	847,136
24,133	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	3,467,188
14,422	American Water Works Co., Inc. (Water Utilities)	1,265,675
40,900	Apartment Investment & Management Co. Class A (Equity Real Estate Investment Trusts (REITs))	1,798,782
7,430	Aqua America, Inc. (Water Utilities)	263,616
19,940	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	3,615,720
3,317	Boston Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	401,954
52,400	Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	915,428
12,877	Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	1,174,897
41,767	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,952,190
26,813	Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	592,031
26,872	Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	737,099
23,062	Consolidated Edison, Inc. (Multi-Utilities)	1,984,485
3,000	CoreSite Realty Corp. (Equity Real Estate Investment Trusts (REITs))	332,250
33,549	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	3,592,427
4,854	CSX Corp. (Road & Rail)	244,787
94,501	CubeSmart (Equity Real Estate Investment Trusts (REITs))	2,572,317
95,092	DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts (REITs))	1,032,699
19,220	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,276,417
52,138	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,484,890
19,816	Edison International (Electric Utilities)	1,584,289
31,780	Empire State Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	637,189
6,474	EPR Properties (Equity Real Estate Investment Trusts (REITs))	447,871
12,425	Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,099,364

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
24,545	Equity Residential (Equity Real Estate Investment Trusts (REITs))	$1,650,897
8,469	Eversource Energy (Electric Utilities)	530,498
14,421	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,738,019
25,082	First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	774,532
60,141	Forest City Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	1,481,273
35,688	Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	880,780
5,786	Genesee & Wyoming, Inc. Class A* (Road & Rail)	415,319
15,903	GGP, Inc. (Equity Real Estate Investment Trusts (REITs))	309,472
18,507	Gramercy Property Trust (Equity Real Estate Investment Trusts (REITs))	549,658
67,064	Healthcare Trust of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	2,015,273
118,729	Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	4,015,415
103,427	Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	2,334,347
15,677	JBG SMITH Properties* (Equity Real Estate Investment Trusts (REITs))	489,279
10,365	Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	738,299
188,099	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	3,406,473
2,855	Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	230,741
55,340	MedEquities Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	643,051
62,145	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	822,178
27,801	MGM Growth Properties LLC Class A (Equity Real Estate Investment Trusts (REITs))	820,408
10,710	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	1,096,169
3,530	NextEra Energy, Inc. (Electric Utilities)	547,397
55,199	NiSource, Inc. (Multi-Utilities)	1,455,598
13,681	NRG Yield, Inc. Class C (Independent Power and Renewable Electricity Producers)	254,467
114,100	Paramount Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,816,472
32,152	Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	925,656
15,467	Pattern Energy Group, Inc. (Independent Power and Renewable Electricity Producers)	356,824

Common Stocks – (continued)
United States – (continued)
73,800	Pennsylvania Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	717,336
41,856	PG&E Corp. (Electric Utilities)	2,418,021
41,905	Physicians Realty Trust (Equity Real Estate Investment Trusts (REITs))	728,309
31,496	Piedmont Office Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	609,133
65,682	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	4,241,744
3,047	Public Storage (Equity Real Estate Investment Trusts (REITs))	631,491
8,857	QTS Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	512,377
56,396	Retail Properties of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	689,159
31,546	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	936,601
15,000	Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	991,950
5,350	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	840,913
5,369	SCANA Corp. (Multi-Utilities)	231,619
21,542	Sempra Energy (Multi-Utilities)	2,531,185
33,534	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	5,208,836
4,973	SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	475,817
30,626	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	836,090
43,085	Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	703,147
18,070	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	749,905
12,932	Taubman Centers, Inc. (Equity Real Estate Investment Trusts (REITs))	610,649
3,414	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	186,404
88,247	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	2,515,039
2,084	Union Pacific Corp. (Road & Rail)	241,306
11,412	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	716,103
1,042	Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	78,004
13,600	Waste Management, Inc. (Commercial Services & Supplies)	1,117,512
40,479	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	2,710,474

		98,392,157

TOTAL COMMON STOCKS
(Cost $181,499,869)		$198,838,258

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Preferred Stocks – 0.2%
Brazil – 0.2%
11,800	Cia de Transmissao de Energia Eletrica Paulista (Electric Utilities)	$239,874
57,000	Cia Energetica de Sao Paulo (Independent Power and Renewable Electricity Producers)	226,516

TOTAL PREFERRED STOCKS
(Cost $486,673)		$466,390

Units	Description	Expiration Month	Value

Rights* – 0.1%
Spain – 0.1%
103,883	Ferrovial SA (Construction & Engineering)	11/13/17	$49,976
(Cost $48,679)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $182,035,221)			$199,354,624

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 2.1%
Repurchase Agreements – 2.1%
Joint Repurchase Agreement Account II
$4,500,000	1.070%	11/01/17	$4,500,000
(Cost $4,500,000)

TOTAL INVESTMENTS – 96.0%
(Cost $186,535,221)			$203,854,624

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.0%			8,585,983

NET ASSETS – 100.0%			$212,440,607

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,115,325, which represents approximately 0.5% of net assets as of October 31, 2017 and are unaudited.
(b)	Joint repurchase agreement was entered into on October 31, 2017. Additional information appears on page 91.

Investment Abbreviations:
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Currency Abbreviations:
JPY	—Japanese Yen
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
State Street Bank and Trust	JPY	35,982,245	USD	315,817	$316,465	11/01/17	$648

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
State Street Bank and Trust	USD	139,215	JPY	15,865,249	$139,536	11/01/17	$(319)

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2017, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2017, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager Global Equity	$20,800,000	$20,800,618	$21,224,146
Multi-Manager Non-Core Fixed Income	31,200,000	31,200,927	31,836,219
Multi-Manager Real Assets Strategy	4,500,000	4,500,134	4,591,762

REPURCHASE AGREEMENTS — At October 31, 2017, the Principal Amount of the Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Citigroup Global Markets, Inc.	1.07%	$3,597,120	$5,395,681	$778,223
Merrill Lynch & Co., Inc.	1.07	17,202,880	25,804,319	3,721,777
TOTAL		$20,800,000	$31,200,000	$4,500,000

At October 31, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	6.000%	04/01/2037
Government National Mortgage Association	3.000 to 4.000	05/20/43 to 09/20/47
United States Treasury Note	3.125	05/15/2021

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

October 31, 2017

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Assets:
Investments, at value (cost $415,743,587, $370,307,700 and $186,535,221)	$486,746,335	$372,805,761	$203,854,624
Foreign currencies, at value (cost $550,988, $2,980,286 and $210,472, respectively)	545,664	2,918,185	207,031
Cash	508,111	—	341,225
Unrealized gain on forward foreign currency exchange contracts	2,656,429	1,503,759	648
Variation margin on futures contracts	—	187,445	—
Unrealized gain on swap contracts	—	27,338	—
Receivables:
Investments sold	1,205,678	689,336	1,633,160
Dividends and interest	481,641	4,897,078	282,231
Foreign tax reclaims	184,617	42,651	92,445
Reimbursement from investment adviser	108,659	—	18,278
Investments sold on an extended settlement basis	26,256	1,211,723	—
Fund shares sold	—	27,450,000	7,500,000
Collateral on certain derivative contracts(a)	43,002	93,215	—
Other assets	15,232	5,726	5,363
Total assets	492,521,624	411,832,217	213,935,005

Liabilities:
Due to custodian	—	200,578	—
Unrealized loss on forward foreign currency exchange contracts	154,006	1,346,870	319
Unrealized loss on swap contracts	—	2,466	—
Payables:
Fund shares redeemed	600,000	—	—
Investments purchased	571,298	668,677	1,160,749
Management fees	14,692	162,458	110,467
Transfer agency fees	8,366	6,348	3,499
Investments purchased on an extended settlement basis	31,335	7,343,500	—
Collateral on certain derivative contracts(b)	—	139,873	—
Accrued expenses and other liabilities	645,243	278,967	219,364
Total liabilities	2,024,940	10,149,737	1,494,398

Net Assets:
Paid-in capital	408,196,807	400,457,995	196,753,088
Undistributed (distributions in excess of) net investment income	2,926,404	(1,062,911)	(1,666,912)
Accumulated net realized gain	5,908,771	(317,541)	39,387
Net unrealized gain	73,464,702	2,604,937	17,315,044
NET ASSETS	$490,496,684	$401,682,480	$212,440,607
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	43,161,348	41,842,243	21,985,397
Net asset value, offering and redemption price per share:	$11.36	$9.60	$9.66

(a)	Includes amounts segregated for initial margin on futures transactions and/or collateral on forwards transactions of $43,002 for Multi-Manager Global Equity Fund and $93,215 for Multi-Manager Non-Core Fixed Income Fund, respectively.
(b)	Includes amounts segregated for collateral on forwards transactions of $139,873 for Multi-Manager Non-Core Fixed Income Fund.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2017

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment income:
Dividends (net of foreign withholding taxes of $589,400, $0 and $348,618)	$8,686,778	$184,804	$6,612,500
Interest	142,093	19,132,420	50,783
Total investment income	8,828,871	19,317,224	6,663,283

Expenses:
Management fees	4,838,685	2,754,821	2,218,014
Custody, accounting and administrative services	1,558,499	514,415	389,019
Professional fees	163,187	158,183	146,653
Trustee fees	29,645	23,684	19,541
Transfer Agency fees	93,955	64,819	44,360
Registration fees	40,732	37,063	30,879
Printing and mailing costs	60,434	39,495	45,933
Prime broker fees	—	2,515	—
Other	94,892	33,915	46,486
Total expenses	6,880,029	3,628,910	2,940,885
Less — expense reductions	(2,886,939)	(1,357,672)	(944,672)
Net expenses	3,993,090	2,271,238	1,996,213
NET INVESTMENT INCOME	4,835,781	17,045,986	4,667,070

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	25,364,550	2,706,822	6,220,477
Futures contracts	40,451	(89,957)	—
Swap contracts	—	207,453	—
Forward foreign currency exchange contracts	4,162,878	(161,617)	(43,693)
Foreign currency transactions	(25,837)	(207,880)	(231,680)
Net change in unrealized gain (loss) on:
Investments	63,255,015	(2,048,505)	6,295,977
Futures contracts	39,416	(11,412)	—
Swap contracts	—	41,609	—
Forward foreign currency exchange contracts	(3,016,368)	281,220	329
Foreign currency translation	20,412	(41,039)	2,650
Net realized and unrealized gain	89,840,517	676,694	12,244,060
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,676,298	$17,722,680	$16,911,130

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund
	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$4,835,781	$7,388,769
Net realized gain (loss)	29,542,042	(21,442,581)
Net change in unrealized gain (loss)	60,298,475	26,567,034
Net increase (decrease) in net assets resulting from operations	94,676,298	12,513,222

Distributions to shareholders:
From net investment income	(9,419,142)	(2,625,036)
From capital	—	—
Total distributions to shareholders	(9,419,142)	(2,625,036)

From share transactions:
Proceeds from sales of shares	124,275,010	232,750,015
Reinvestment of distributions	9,419,142	2,625,036
Cost of shares redeemed	(333,507,466)	(79,364,935)
Net increase (decrease) in net assets resulting from share transactions	(199,813,314)	156,010,116
TOTAL INCREASE (DECREASE)	(114,556,158)	165,898,302

Net assets:
Beginning of year	605,052,842	439,154,540
End of year	$490,496,684	$605,052,842
Undistributed (distributions in excess of) net investment income:	$2,926,404	$2,856,628

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Multi-Manager Non-Core Fixed Income Fund		Multi-Manager Real Assets Strategy Fund
For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016(a)

$17,045,986	$14,275,226	$4,667,070	$5,815,358
2,454,821	(3,006,712)	5,945,104	(15,092,556)
(1,778,127)	10,647,166	6,298,956	7,563,341
17,722,680	21,915,680	16,911,130	(1,713,857)

(15,978,609)	(13,242,128)	(7,119,599)	(6,496,622)
(1,059,637)	(938,032)	—	—
(17,038,246)	(14,180,160)	(7,119,599)	(6,496,622)

156,040,015	21,565,005	41,100,000	117,600,015
16,839,680	14,180,160	7,119,599	6,496,622
(75,927,513)	(10,121,966)	(153,945,693)	(4,940,015)
96,952,182	25,623,199	(105,726,094)	119,156,622
97,636,616	33,358,719	(95,934,563)	110,946,143

304,045,864	270,687,145	308,375,170	197,429,027
$401,682,480	$304,045,864	$212,440,607	$308,375,170
$(1,062,911)	$(3,346,104)	$(1,666,912)	$(98,606)

(a)	Statement of Changes in Net Assets for the Multi-Manager Real Assets Strategy Fund for the fiscal year ended at October 31, 2016 is consolidated and includes the balances of wholly-owned subsidiary, Cayman Commodity — MMRA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (Loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - Institutional	$9.49	$0.11	$1.91	$2.02	$(0.15)
2016 - Institutional	9.46	0.11	(0.04)	0.07	(0.04)

FOR THE PERIOD ENDED OCTOBER 31, 2015
2015 - Institutional (Commenced June 24, 2015)	10.00	0.02	(0.56)	(0.54)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.36	21.63%	$490,497	0.85%		1.47%		1.03%		88%
9.49	0.74	605,053	0.85		1.31		1.19		47

9.46	(5.40)	439,155	0.85	(d)	1.34	(d)	0.74	(d)	10

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (Loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - Institutional	$9.60	$0.50	$—	$0.50	$(0.47)	$(0.03)	$(0.50)
2016 - Institutional	9.37	0.46	0.23	0.69	(0.43)	(0.03)	(0.46)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced March 31, 2015)	10.00	0.25	(0.63)	(0.38)	(0.24)	(0.01)	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.60	5.38%	$401,682	0.70%		1.12%		5.26%		152%
9.60	7.54	304,046	0.70		1.20		4.91		96

9.37	(3.84)	270,687	0.70	(d)	1.19	(d)	4.45	(d)	82

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (Loss) From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - Institutional	$9.17	$0.20	$0.58	$0.78	$(0.29)
2016 - Institutional	9.57	0.18	(0.38)	(0.20)	(0.20)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced June 30, 2015)	10.00	0.02	(0.45)	(0.43)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.66	8.65%	$212,441	0.90%		1.32%		2.10%		131%
9.17	(2.14)	308,375	0.87		1.33		1.96		93

9.57	(4.30)	197,429	0.90	(d)	1.42	(d)	0.67	(d)	35

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund	Institutional	Diversified
Multi-Manager Non-Core Fixed Income Fund	Institutional	Non-diversified
Multi-Manager Real Assets Strategy Fund	Institutional	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2017, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Robeco Investment Management, Inc., doing business as Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Epoch Investment Partners, Inc., Fisher Asset Management, LLC, GW&K Investment Management, LLC, Legal & General Investment Management America, Inc., Parametric Portfolio Associates LLC, Principal Global Investors, LLC, Russell Investments Implementation Services, LLC, Scharf Investments, LLC, Vulcan Value Partners, LLC, WCM Investment Management and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Lazard Asset Management LLC and Symphony Asset Management LLC; and for the Multi-Manager Real Assets Strategy Fund with PGIM Real Estate, a business unit of PGIM, Inc., Presima Inc., RARE Infrastructure (North America) Pty Limited and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Funds. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

investments. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Assets Strategy	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.   Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for both repurchase agreements and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2017:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$1,051,964	$3,447,278	$—
Asia	20,552,283	74,952,135	31,303
Australia and Oceania	132,810	6,140,257	—
Europe	27,799,249	95,749,064	—
North America	223,521,817	882,716	—
South America	7,683,845	1,488,765	—
Rights	—	2,533	—
Warrants	—	1,340	—
Exchange Traded Funds	2,508,976	—	—
Short-term Investments	—	20,800,000	—
Total	$283,250,944	$203,464,088	$31,303

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$2,656,429	$—
Futures Contracts	39,416	—	—
Total	$39,416	$2,656,429	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(154,006)	$—

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Debt Obligations	$—	$88,212,674	$—
Corporate Obligations	—	184,927,488	—
Bank Loans	—	61,155,668	1,647,824
Structured Notes	—	1,017,124	—
Common Stock and/or Other Equity Investments(a)
North America	246,485	95,581	40,780
Exchange Traded Funds	4,262,137	—	—
Short-term Investments	—	31,200,000	—
Total	$4,508,622	$366,608,535	$1,688,604

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME (continued)

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$1,503,759	$—
Futures Contracts	32,586	—	—
Interest Rate Swap Contracts	—	27,338	—
Total	$32,586	$1,531,097	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,346,870)	$—
Futures Contracts	(11,972)	—	—
Interest Rate Swap Contracts	—	(2,466)	—
Total	$(11,972)	$(1,349,336)	$—

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,846,919	$29,436,047	$—
Australia and Oceania	—	12,037,527	—
Europe	8,379,939	36,060,838	—
North America	110,837,446	—	—
South America	289,518	466,390	—
Short-term Investments	—	4,500,000	—
Total	$121,353,822	$82,500,802	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$648	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(319)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	$2,656,429	Payable for unrealized loss on forward foreign currency exchange contracts	$154,006
Equity	Variation margin on futures contracts(a)	39,416	—	—
Total		$2,695,845		$154,006

Multi-Manager Non-Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on future contracts.(a)	$59,924	Payable for unrealized loss on swap contracts; Variation margin on future contracts.(a)(b)	$(14,438)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,503,759	Payable for unrealized loss on forward foreign currency exchange contracts	(1,346,870)
Total		$1,563,683		$(1,361,308)

Multi-Manager Real Assets Strategy

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$648	Payable for unrealized loss on forward foreign currency exchange contracts	$(319)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $2,466 for Multi-Manager Non-Core Fixed Income, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	4,162,878	(3,016,368)	92
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	40,451	39,416	4
Total		4,203,329	$(2,976,952)	96

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$134,437	$18,506	41
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(111,063)	$52,831	2
Currency	Net realized gain (loss) from swap contracts and forward foreign currency exchange contracts /Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	$(67,496)	$240,080	119
Total		$(44,122)	$311,417	162

Multi-Manager Real Assets Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(43,693)	$329	4
Total		$(43,693)	$329	4

(a)	Average number of contracts is based on the average of month end balances for the year ended October 31, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.51%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.53
Multi-Manager Real Assets Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.63

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Funds’ Underlying Managers. These arrangements will remain in effect through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Institutional Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expenses limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.85%, 0.70%, and 0.90% respectively.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

These Total Annual Operating Expenses limitations will remain in place through at least February 28, 2018, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expenses” limitations described above.

For the fiscal year ended October 31, 2017, these expense reductions, including any fee waivers and Total Annual Operating Expenses reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager Global Equity	$2,457,644	$429,295	$2,886,939
Multi-Manager Non-Core Fixed Income	1,045,889	311,783	1,357,672
Multi-Manager Real Assets Strategy	829,332	115,340	944,672

D.   Other Transactions with Affiliates — For the fiscal year ended October 31, 2017, Goldman Sachs earned $826 and $2,298 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund respectively.

E.   Line of Credit Facility — As of October 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2017, the Funds did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 2, 2017.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2017, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$395,951,578	$—	$632,050,598
Multi-Manager Non-Core Fixed Income	14,058,062	490,397,945	16,504,455	424,748,297
Multi-Manager Real Assets Strategy	—	279,849,268	—	388,651,947

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$9,419,142	$15,159,106	$7,077,825
Net long-term capital gains	—	819,503	41,774
Total taxable distributions	$9,419,142	$15,978,609	$7,119,599
Tax return of capital	$—	$1,059,637	$—

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Ordinary income	$2,625,036	$13,242,128	$6,496,622
Tax return of capital	—	938,032	—

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Undistributed ordinary income — net	$6,032,360	$—	$1,612,267
Undistributed long-term capital gains	9,362,875	—	2,645,817
Total undistributed earnings	$15,395,235	$—	$4,258,084
Capital loss carryforwards:(1)
Timing differences (Qualified LateYear Loss Deferral/Post October Loss Deferral/Straddle Loss Deferrals)	$(77,481)	$(748,064)	$—
Unrealized gains (losses) — net	66,982,123	1,972,549	11,429,435
Total accumulated earnings (losses) net	$82,299,877	$1,224,485	$15,687,519

(1)	The Multi-Manager Global Equity Fund and the Multi-Manager Non-Core Fixed Income Fund utilized $17,398,838 and $904,726, respectively of capital losses in the current fiscal year.

As of October 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$422,226,166	$370,937,930	$192,420,830
Gross unrealized gain	79,977,643	7,778,467	20,149,855
Gross unrealized loss	(12,995,520)	(5,805,918)	(8,720,420)
Net unrealized gains (losses) on securities	$66,982,123	$1,972,549	$11,429,435

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, passive foreign investment company investments, and swap transactions.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of contingent debt obligations, bank loan fees, foreign currency transactions, underlying fund investments, swap transactions, passive foreign investment company investments, and dividend redesignations.

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Multi-Manager Global Equity	$(4,653,137)	$4,653,137
Multi-Manager Non-Core Fixed Income	(1,215,816)	1,215,816
Multi-Manager Real Assets Strategy	(884,223)	884,223

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions) , confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, such Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

8. OTHER RISKS (continued)

countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Multi-Manager Real Assets Strategy Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Non-Diversification Risk — The Multi-Manager Non-Core Fixed Income Fund is non-diversified, meaning that it permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	11,205,777	$124,275,010	25,427,589	$232,750,015
Reinvestment of distributions	978,104	9,419,142	284,095	2,625,036
Shares redeemed	(32,784,675)	(333,507,466)	(8,365,099)	(79,364,935)
NET INCREASE (DECREASE)	(20,600,794)	$(199,813,314)	17,346,585	$156,010,116

	Multi-Manager Non-Core Fixed Income Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	16,314,787	$156,040,015	2,361,601	$21,565,005
Reinvestment of distributions	1,761,790	16,839,680	1,515,954	14,180,160
Shares redeemed	(7,919,941)	(75,927,513)	(1,066,293)	(10,121,966)
NET INCREASE	10,156,636	$96,952,182	2,811,262	$25,623,199

	Multi-Manager Real Assets Strategy Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	4,307,024	$41,100,000	12,846,967	$117,600,015
Reinvestment of distributions	778,245	7,119,599	698,834	6,496,622
Shares redeemed	(16,749,658)	(153,945,693)	(521,785)	(4,940,015)
NET INCREASE (DECREASE)	(11,664,389)	$(105,726,094)	13,024,016	$119,156,622

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of the Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (collectively the “Funds”), funds of the Goldman Sachs Trust II, as of October 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2017

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Period Ended October 31, 2017 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*
Institutional
Actual	$1,000.00	$1,087.10		$4.47	$1,000.00	$1,029.40		$3.58	$1,000.00	$1,042.50		$4.63
Hypothethical 5% return	1,000.00	1,020.92	+	4.33	1,000.00	1,021.68	+	3.57	1,000.00	1,020.67	+	4.58

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional
Multi-Manager Global Equity	0.85%
Multi-Manager Non-Core Fixed Income	0.70
Multi-Manager Real Assets Strategy	0.90

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, Goldman Sachs Multi-Manager Global Equity Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively, the “Investment Adviser”) are responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 8, 2017 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Ares Capital Management II LLC, BlueBay Asset Management LLP, Lazard Asset Management LLC, and Symphony Asset Management LLC (on behalf of Goldman Sachs Multi-Manager Non-Core Fixed Income Fund); (ii) Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Fisher Asset Management, LLC, GW&K Investment Management, LLC, Parametric Portfolio Associates LLC, Principal Global Investors, LLC, Russell Investments Implementation Services, LLC, Scharf Investments, LLC, Vulcan Value Partners, LLC, and WCM Investment Management (on behalf of Goldman Sachs Multi-Manager Global Equity Fund); and (iii) PGIM Real Estate, a business unit of PGIM Inc., RARE Infrastructure (North America) Pty Ltd, and RREEF America L.L.C. (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) (collectively, the “Designated Sub-Advisers” and together with all sub-advisers serving from time to time, the “Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates and the Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Advisers and the Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the Fund or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and, with respect to the Goldman Sachs Multi-Manager Global Equity Fund, commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	with respect to the Goldman Sachs Multi-Manager Global Equity Fund, comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates and the Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Independent Trustees periodically received written materials and oral presentations from the funds’ various sub-advisers, including the Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees reviewed a written response prepared by each Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including oversight of the Sub-Advisers’ day-to-day management of the Funds) that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

In considering the investment performance of the Funds, the Trustees considered the investment performance of the Funds relative to their benchmarks, the performance of other comparable mutual funds, the Funds’ rankings and ratings based on information prepared by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using data provided by the Outside Data Provider. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their investment objectives and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group and/or benchmark index that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Goldman Sachs Multi-Manager Global Equity Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

The Trustees noted that the Goldman Sachs Multi-Manager Global Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s performance peer group, and had underperformed the Fund’s benchmark index for the one-year period ended June 30, 2017. They noted that Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s performance peer group, and had underperformed the Fund’s composite benchmark index for the one-year period ended June 30, 2017. They noted that the Goldman Sachs Real Assets Strategy Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s performance peer group, and had underperformed the Fund’s benchmark index for the one-year period ended June 30, 2017.

Management Fees and Expense Ratios

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which include both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe. The analyses also compared the Funds’ transfer agency and custody fees, other expenses, and fee waivers/reimbursements to those of the peer group and category medians. With respect to the Goldman Sachs Multi-Manager Global Equity Fund, the Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. They also noted that collective investment vehicles have a compensation structure, which includes performance fees, and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees considered that services provided to the Fund differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements. The Trustees concluded that the comparisons prepared by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fees payable by the Funds. In this regard, the Trustees noted that the Investment Adviser’s institutional clients that are invested in the Funds pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. The Trustees also considered the Investment Adviser’s undertaking to limit each Fund’s “other expenses” ratios (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed the Funds’ contribution to the Investment Adviser’s revenues and pre-tax profit margins with respect to each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management and transfer agency), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data were provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund
First $1 billion	1.03%	0.85%	1.00%
Next $1 billion	0.93	0.85	0.90
Next $3 billion	0.89	0.77	0.86
Next $3 billion	0.87	0.73	0.84
Over $8 billion	0.84	0.71	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with each Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups, as well as the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as the Funds’ distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel, including the Sub-Advisers, to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs, and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Management Agreement should be approved and continued with respect to each Fund until August 31, 2018.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by each Designated Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of those Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the sub-advisory fees to be paid by the Investment Adviser to the Designated Sub-Advisers are reasonable in light of the services provided by the Designated Sub-Advisers and the Funds’ current and reasonably foreseeable asset levels, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2018.

New Sub-Advisory Agreement

In addition to the actions taken by the Trustees to approve the continuation of the Management Agreement and the Designated Sub-Advisory Agreements, upon the recommendation of the Investment Adviser, at a meeting held on September 13, 2017, the Trustees, including all of the Independent Trustees present, approved a sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Investment Adviser and Wellington Management Company LLP (the “New Sub-Adviser”) on behalf of Goldman Sachs Multi-Manager Global Equity Fund (the “New Sub-Advisory Agreement”). In connection with their evaluation of the New Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the New Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the New Sub-Advisory Agreement

In evaluating the New Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and the New Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by the New Sub-Adviser, the Trustees considered information about its (a) personnel and their compensation structure; (b) track record in a composite of accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the New Sub-Adviser, the New Sub-Adviser’s investment strategies, key personnel, and compliance program. The Trustees considered that that the New Sub-Adviser manages other assets for the Investment Adviser’s clients and managed a sleeve of the Goldman Sachs Multi-Manager Alternatives Fund, another series of the Trust, using a different strategy. They noted that, because the New Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the New Sub-Advisory Agreement and the proposed fee schedules. They noted that the compensation paid to the New Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the New Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the New Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund in light of the overall management fee to be paid by the Fund. They considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the New Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, concluded that the sub-advisory fees to be paid by the Investment Adviser to the New Sub-Adviser are reasonable in light of the services provided by the New Sub-Adviser and the Fund’s current and reasonably foreseeable asset levels, and that the New Sub-Advisory Agreement should be approved for a period of two years.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 61	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	17	Convergys Corporation (a global leader in customer experience outsourcing); Packaging Corporation of America (producer of container board)
Lawrence Hughes Age: 59	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	17	None
John F. Killian Age: 62	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	17	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2012

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Goldman Sachs Trust II — Strategic Multi-Asset Class Funds — Tax Information (Unaudited)

For the year ended October 31, 2017, 31.60% and 10.94% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2017, 100% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds designate $819,503 and $41,774, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2017.

From distributions paid during the year ended October 31, 2017, the total amount of income received by the Multi-Manager Global Equity Fund from sources within foreign countries and possessions of the United States was $0.1093 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager Global Equity Fund was 66.65%. The total amount of taxes paid by the Multi-Manager Global Equity Fund to such countries was $0.014 per share.

During the fiscal year ended October 31, 2017, the Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds designate $667,034 and $366,074, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]Effective	after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of October 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2017 Goldman Sachs. All rights reserved. 115399-TMPL-12/21 2017 SMACAR-17/172

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2017	2016	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$632,965	$266,060	Financial Statement audits.

Audit-Related Fees:

• PwC	$25,795	$11,328

Tax Fees:

• PwC	$158,592	$65,432

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2017	2016	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,560,883	$1,428,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2017 and October 31, 2016 were $184,387 and $76,760 respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended October 31, 2017 and October 31, 2016 were approximately $11.4 million and $14.4 million respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2017 and 2016 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 5, 2018

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 5, 2018